                                  UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                             SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
COMMISSION ONLY (AS PERMITTED BY
RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c)/ Section 240.14a-12

Photonics Corporation
------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required            [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (Set forth the
amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

     Notes:

PHOTONICS CORPORATION
1222 ALDERWOOD
SUNNYVALE, CALIFORNIA 94089

                               PROXY STATEMENT
                     FOR ANNUAL MEETING OF SHAREHOLDERS

                             November 28, 2000

INFORMATION CONCERNING SOLICITATION AND VOTING

Dear Shareholder:

The enclosed proxy is solicited on behalf of shareholders representing over 10% of the current outstanding shares of Photonics Corporation, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on  Wednesday, November 28, 2000, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's principal executive office located at 1222 Alderwood, Sunnyvale, California 94089. A majority of the shareholders intends to mail this proxy statement and accompanying proxy card on or about November 3, 2000, to all shareholders entitled to vote at the Annual Meeting.

SOLICITATION

The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company, or, at the Company's request, Proxy Services. No additional compensation will be paid to directors, officers or other regular employees for such services, but Proxy Services will be paid its customary fee, estimated to be about $600, if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

Only holders of record of Common Stock at the close of business on September 30, 2000 (the "Record Date") will be entitled to notice of and to vote at the Annual meeting. At the Record Date, the Company had outstanding and entitled to vote  6,765,496 shares of Common Stock.  Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. With respect to the election of directors, shareholders may exercise cumulative voting rights. Under cumulative voting, each holder of Common Stock will be entitled to four votes for each share held. Each shareholder may give one candidate all the votes such shareholder is entitled to cast or may distribute such votes among as many candidates as such shareholder chooses. However, no shareholder will be entitled to cumulative votes unless the candidate's name has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. Unless the proxy holders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant the proxy holders' discretionary authority to cumulative votes.

All votes will be tabulated by the inspector(s) of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

REVOCABILITY OF PROXIES

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office located at 1222 Alderwood, Sunnyvale, CA 94089, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

Proposals of shareholders that are intended to be presented at the Company's 2000 Annual Meeting of Shareholders must be received by the Company not later than November 16, 2000  in order to be included on the agenda of the Annual Meeting.  Such requests may be made by facsimile at 408-745-9316.

                                          Sincerely,

                                          James T. Koo
              Managing Consultant for
               Photonics Corporation

PHOTONICS CORPORATION
1222 Alderwood
SUNNYVALE, CALIFORNIA 94089

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Photonics Corporation, a California corporation (the "Company"), will be held on Wednesday, November 28, 2000 at 10:00 a.m. local time at the Company's offices at 1222 Alderwood, Sunnyvale, California, 94089 for the following purposes:

Proposal #1:  To consider and vote upon a proposal to authorize  an increase in the number of authorized common shares of the Company to 200,000,000 shares, and Preferred Shares to 50,000,000 shares.

Proposal #2:    To consider and vote upon a proposal to amend the Bylaws of Photonics Corporation to provide for a minimum four and maximum of seven members of the Board of Directors.

Proposal #3:  To consider, vote upon and elect four Board of Directors to serve until the next annual meeting of the shareholders.   Nominees: T. James Vaughn, G. Thomas Bailey, Joseph F. Langston, Jr. and James T. Koo.

Proposal #4:     To consider and vote upon a proposal to ratify the Conversion of approximately $ 3.5 million of corporate indebtedness into common stock of Photonics.

Proposal #5:     To consider and vote upon a proposal as set out in the Stock Purchase Agreement dated as of June 30, 2000 between Photonics Corporation (the "Company"), REpipeline.com, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("REP-D"}, REpipeline.com, Inc., a Texas corporation ("REP-T") and the selling shareholders of REP-T (the "Agreement") and to authorize the acquisition of REP-T, Inc. by REP-D of Photonics, through the issuance of a majority of the shares of Common Stock of Photonics.

Proposal #6:  To consider and vote upon the ratification of the actions of James T. Koo and indemnification of James T. Koo relating to the actions that he has taken in preparing and consummating the transactions set out in the Agreement.

Proposal #7:     To consider and vote upon a proposal to ratify the incorporation of Sunnyvale Technology Corporation as a subsidiary of Photonics Corporation, Inc., the transfer of the assets and business of DTC Data Technology, a division of Photonics, to Sunnyvale Technology Corporation and the sale of 90% of the shares of Sunnyvale Technology Corporation to James T. Koo.

Proposal #8     To consider and vote upon a proposal to approve a Qualified Stock Option Plan for the officers of the Corporation.

Proposal #9:   To consider and vote upon a proposal to approve a Stock Option Plan for the outside directors of the Corporation.

Proposal #10:   To consider and vote upon a proposal to ratify the employment of new Auditors, Turner Stone & Company of Dallas, Texas.

Proposal #11:      To transact such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record of Photonics at the close of business on September 30, 2000 (the "Record Date") are entitled to notice of, and will be entitled to vote at, the Annual Meeting or any adjournment thereof.  Approval of the Agreement and the transactions contemplated thereby along with the other proposals set out above will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Photonics Common Stock as of the Record Date.

Due to a lack of any Directors, I, James T. Koo, the Managing Consultant of the Company have set the close of business on September 30, 2000, as the Record Date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                    /s/James T. Koo
                            _________________________
                                   James T. Koo
                                   Managing Consultant for
      Photonics, Inc.

PHOTONICS CORPORATION

PROXY STATEMENT/PROSPECTUS

This Proxy statement/Prospectus is being furnished to the shareholders of Photonics Corporation, a California corporation (the "Company", "PHOX" or "Photonics"), in connection with the solicitation of proxies by James T. Koo, former Director of the Company, acting as representative of the Board of Directors pursuant to a consulting contract dated June 21, 1999, for use at the Annual Meeting of Photonics stockholders (the "Annual Meeting") to be held at 10:00 A.M. on Wednesday, November 28, 2000 at the offices of the Company, 1222 Alderwood, Sunnyvale, California 94089 and at any adjournments or postponements of the Annual Meeting.

This Proxy Statement/Prospectus constitutes the Prospectus of Photonics for use in connection with the offer and issuance of shares of Common Stock of Photonics, $.001 par value per share ("PHOX Common Stock") pursuant to a Stock Purchase Agreement (the "Agreement") dated as of June 30, 2000 by and between Photonics and REpipeline.com, Inc. ("REP-T"), a Texas corporation.  In accordance with the terms of the Agreement, REpipeline.com, Inc., a Delaware corporation and a subsidiary of PHOX, will acquire all of the outstanding shares of stock of REP-T in exchange for the issuance of new shares of PHOX which will result in the shareholders of REP-T owning approximately 85% of all of the shares of common stock of PHOX.

On September 28, 2000, the last trading day on which a trade of the stock occurred prior to the record date for the annual meeting of the shareholders, Inc., the high and low closing bid for the Company's  stock was listed as $.190 as reported in the over-the-counter market.

This Proxy Statement/Prospectus and the accompanying Appendices along with the forms of proxy are being mailed to shareholders of Photonics on or about November 3, 2000.

THE ABOVE MATTERS ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT/PROSPECTUS.  THE TRANSACTIONS CONTEMPLATED BY THE AGREEMENT ARE COMPLEX.    SHAREHOLDERS ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT/PROSPECTUS IN IT'S ENTIRETY INCLUDING THE ITEMS SET OUT UNDER THE HEADING "RISK FACTORS".

THE SECURITIES T BE ISSUED PURSUANT TO THE AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Proxy Statement/Prospectus is November 3, 2000.

NO PERSON HAS BEEN AUTHORIZED BY PHOTONICS TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH THE SOLICITATION OF PROXIES OR THE OFFERING OF SECURITIES MADE HEREBY AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PHOTONICS.  THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OFFERED BY THIS PROXY STATEMENT/PROSPECTUS OR A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO ANY PERSON TO WHOM, IT WOULD BE UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION.

NEITHER THE DELIVERY OF THIS PROXY STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF THE SECURITIES TO WHICH THIS PROXY STATEMENT/PROSPECTUS RELATES SHALL, UNDER ANDY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION CONTAINED HEREIN SINCE THE DATE HEREOF.

AVAILABLE INFORMATION

Photonics Corporation is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). These materials can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, New York. New York 10048. Copies of these materials can also be obtained from the Commission at prescribed rates by writing to the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20459.

Under the rules and regulations of the Commission, the solicitation of proxies from the shareholders of Photonics to approve and adopt the Agreement and transactions contemplated thereby constitutes an offering of the Photonics Common Stock to be issued in connection with the Agreement and transactions contemplated thereby.  This Proxy Statement/ Prospectus constitutes the prospectus of Photonics.  Statements made in this Proxy Statement/ Prospectus concerning the contents of any contract or other document are not necessarily complete. With respect to each contract or other document filed as an Appendix, reference is hereby made to that Appendix for a more complete description of the matter involved, and each such statement is hereby qualified in its entirety by such reference.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Photonics incorporates herein by reference Photonics Annual Report on Form 10-K  for the fiscal year ended December 31, 1998 (Appendix D), the Annual Report on Form 10-K/A for fiscal year ended December 31, 1999 (Appendix C), the Quarterly Reports on Form 10-Q for the quarter ended March 31, 2000 (Appendix B) and the Quarterly Reports on Form 10-Q for the quarter ended June 30, 2000 (Appendix A).  This Proxy Statement/ Prospectus incorporates documents by reference all of which are presented herein and delivered herewith. Additional copies of any or all documents incorporated by reference herein will be provided without charge to each person, including any beneficial owner, to whom a Proxy Statement/Prospectus is delivered, upon oral or written request of any such person. Requests should be directed to Corporate Secretary, Photonics Corporation, 1222 Alderwood, Sunnyvale, California 94089. In order to ensure timely delivery of the documents in advance of the Annual Meeting to which this Proxy Statement/ Prospectus relates, any such request should be made by November 16, 2000.

Any statement contained in a document incorporated or deemed to be incorporated herein shall be deemed to be modified or superseded for purposes of this Proxy Statement/ Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement/ Prospectus.

Note:  Statements in this offering that are not historical in nature may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, Photonics can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from our expectations include completion of pending acquisitions, continued availability of acquisitions, continued availability of debt and equity on favorable terms, foreign exchange fluctuations, performance of operations, financial performance, real estate conditions, market valuations of its stock, changes in local or national economic conditions and other risks detailed from time to time in the Company's SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K.

MATERIALS DELIVERED WITH PROXY STATEMENT/PROSPECTUS

This Proxy Statement/ Prospectus is accompanied by a copy of the following documents:

1. Attachment A: Proxy Form.
2. Attachment B:  Notice to Shareholders of Right to Dissent.
3. Appendix A:  10Q filed by the Company for the quarter ended June 30, 2000;
4. Appendix B:  10Q filed by the Company for the quarter ended March 31, 2000;
5. Appendix C:  10K/A filed by the Company on June 16, 2000, for the year end December 31, 1999;
6. Appendix D:  10K filed by the Company for the year ended December 31, 1998;
7. Appendix E:  The Stock Purchase agreement between PHOX and REP-T.
8. Appendix F:  Sections 1300-1312 of the California Corporations Code
9. Appendix G:  Creditor Agreement to Convert Debt to Common Shares
10. Appendix G, Attachment 1: List of Creditors who have agreed to convert to Common Shares
11. Appendix H:  List of Assets for Sunnyvale Technology as of 12-31-99.
12. Appendix I:  Certificate of a Board Resolution Appointing James T. Koo as Managing Consultant
13. Appendix J: Indemnity Agreement for James T. Koo

TABLE OF CONTENTS

AVAILABLE INFORMATION                                                   8
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                        8
MATERIALS DELIVERED WITH PROXY STATEMENT/PROSPECTUS                    9
SUMMARY                                                                13
The Company                                                            14
REP-T                                                                  14
REP-D                                                                  14
Business                                                               14
Meeting of the Shareholders                                            14
Agenda of the Meeting                                                  14
Shares Outstanding                                                     15
Record Date, Shares Entitled to Vote                                  15
Quorum; Broker Non-Votes                                               16
Votes Required                                                         16
Risk Factors                                                           16
Stock Purchase Agreement                                               16
Board of Directors and Management of Photonics                        16
Representations and Warranties                                         17
Conditions Precedent to Closing                                        17
Termination or Amendment                                               17
Federal Income Tax Matters                                             17
Accounting Treatment                                                   17
Dissenters' Rights                                                     18
Regulatory Matters                                                     18
Change in Shareholder Rights                                           18
Reason for the Acquisition                                             18
SUMMARY FINANCIAL INFORMATION                                          19
Market Price Data                                                      19
Selected Historical Financial Data and Comparative Per
   Share Data for Photonics                                            19
Selected Historical Financial Data for REP-T                          20
Selected Historical Financial Data for Sunnyvale Technology
   Corporation                                                         21
RISK FACTORS                                                           21
Future Operating Results Subject to Fluctuation.                      22
Certain Risks Associated With Mergers and Acquisitions.               22
Dependence on Key Personnel.                                           23
Intellectual Property Protection and Disputes.                        23
Natural Disasters.                                                     23
Volatility of Stock Price.                                             23
Funding of the Company                                                 24
Systems Collapse                                                       24
Competition                                                            24
Various Government Regulations                                         24
Legal Proceedings                                                      24
Dilution and Possible Future Dilution                                 24
Unidentified Risks                                                     25
PHOTONICS ANNUAL MEETING                                               25
Date Time and Place of Meeting                                         25
Record Date and Outstanding Shares                                    25
Voting of Proxies                                                      25
Vote Required                                                          26
Quorum; Broker Non-votes                                               26
Solicitation of Proxies and Expenses                                  26
PROPOSAL 1                                                             27
Effective Date of Amendment                                            28
Use of the Newly Authorized Shares                                    28
Vote Required                                                          29
Anti-takeover Implications                                             29
Recommendation of the Company                                          29
PROPOSAL 2                                                             29
Background                                                             30
Reasons in Support of the Resolution                                  30
Reasons Against the Resolution                                         30
Effective Date of Amendment                                            31
Vote Required                                                          30
Recommendation of the Company                                          31
PROPOSAL 3                                                             31
Vote Required                                                          31
Nominees                                                               32
Board Committees and Meetings                                          33
Recommendation of the Company                                          33
PROPOSAL 4                                                             33
Recommendation of the Company                                          34
PROPOSAL 5                                                             34
Background of the Transaction                                          34
Historical Activities of the Company:                                 34
Recent Events                                                          35
Proposed Acquisition of RealEstate4Sale.com / REP-T                   35
Management's Discussion and Analysis of Financial Condition
  and Results of Operations of REP-T                                  37
The Internet                                                           38
Business Strategies                                                    39
Marketing Strategies                                                   40
Technology Strategies                                                  40
An In-depth Approach                                                   40
Competing Commercial Real Estate Internet Sites                       41
ASP Industry                                                           41
Vertical Trade Communities                                             41
Commercial Real Estate Internet based property listing bulletin
   boards                                                              41
LoopNet                                                                41
Small Commercial Property Listing Sites                               42
Market Information Companies                                           42
CoStar                                                                 42 ecent Events for REP-T                                                 42
Technology                                                             42
Acquisitions                                                           43
Strategic Partnerships                                                 43
Management of REP-T that will become the Management of Photonics
   after the Acquisition                                               43
Executive Compensation of Officers and Directors of REP-T that
   will be assumed by Photonics                                        44
Remuneration of Officers; Employment Agreements                       44
Compensation of the Executive Officers                                46
Compensation Philosophy                                                47
Remuneration of Officers and the approval of a Stock Option Plan      48
Outside Director Stock Option Plan                                    48
Employment Agreements                                                  48
Securities Ownership of Principal Stockholders and Management
   of REP-T                                                            48
Securities Ownership of Principal Stockholders and Management
   of REP-T after the Acquisition                                      49
Comparison of Rights of Shareholders of Photonics and REP-T           50
   Representations and Covenants                                       55
Conditions to the Closing                                              55
Termination or Amendment                                               55
Indemnification                                                        55
Regulatory Matters                                                     55
Expenses and Fees                                                      55
Reasons for the Acquisition                                            56
Disadvantages of the Acquisition of  REP-T                            57
Recommendation of the Company                                          57
PHOTONICS FINANCIAL STATEMENT PRESENTATION                            58
Unaudited Pro Forma Condensed Combined Financial Statements           58
AUDITED FINANCIAL STATEMENTS OF REPIPELINE.COM, INC.                  62
PROPOSAL 6                                                             72
Authorization for Indemnity under California and Federal Law          74
Meaning of the Indemnity Agreement                                    75
Recommendation of the Company                                          75
PROPOSAL 7                                                             75
History of DTC and Sunnyvale Technology                               75
Assets of Sunnyvale Technology                                         76
The DTC/Sunnyvale Technology Transaction as it relates to the
   Acquisition                                                         76
Selected Financial Data for Sunnyvale Technology Corporation          76
Reasons in Support of the DTC/Sunnyvale Technology Transaction        77
Vote Required                                                          77
Recommendation of the Company                                          77
PROPOSAL 8                                                             78
Employee Stock Option Plan                                             78
Compensation Philosophy                                                78
General                                                                79
Purpose                                                                79
Administration                                                         79
Eligibility                                                            79
Terms of Options                                                       80
Restricted Stock Purchase Rights                                       81
Adjustments upon Changes in Capitalization                            81
Amendment and Termination                                              81
Plan Benefits                                                          82
Federal Income Tax Aspects of the Stock Plan                          82
Vote Required                                                          82
Recommendation of the Company                                          82
PROPOSAL  9                                                            83
Outside Director Stock Option Plan                                    83
Vote Required                                                          83
Recommendation of the Company                                          83
PROPOSAL 10                                                            83
History of Auditors                                                    83
Vote Required                                                          84
PROPOSAL 11                                                            84
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE               84
SECURITY OWNERSHIP BY CERTAIN OWNERS AND MANAGEMENT OF PHOTONICS      84
DISSENTER'S RIGHTS                                                     85
EXPERTS                                                                87
LEGAL MATTERS                                                          87
APPENDICES AND ATTACHMENTS                                             87
APPENDIX A                                                             97
APPENDIX B                                                            107
APPENDIX C                                                            118
APPENDIX D                                                            156
APPENDIX E                                                            189
APPENDIX F                                                            218
APPENDIX G                                                            223
APPENDIX H                                                            228
APPENDIX I                                                            229
APPENDIX J                                                            230

You should rely only on the information contained in this offering memorandum.  We have not authorized anyone to provide you with information or to make any representation to you that is not contained in this offering memorandum.  This offering memorandum is not an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  You should not under any circumstances assume that the information in this offering memorandum is correct on any date after the date of this offering memorandum.

SUMMARY

THE FOLLOWING SUMMARY OF THIS OFFERING IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING IN THE FILINGS WHICH THE COMPANY HAS MADE WITH THE SECURITIES AND EXCHANGE COMMISSION.

The Company
PHOTONICS CORPORATION, 1222 Alderwood, Sunnyvale, California 94089;  Telephone 408-745-9320.

REP-T
REpipeline.com, Inc., a Texas corporation,, 12377 Merit Drive, Dallas, Texas 75251; Telephone 972-726-7473

REP-D
REpipeline.com, Inc., a Delaware corporation and a wholly owned subsidiary of the Company.  It's address is care of the Company.

Business
Upon completion of the acquisition, the Company will change its focus from the manufacturing and sale of computer components and software to the development and marketing of an Applications Service Provider (ASP) for the commercial real estate industry. This site, REpipeline.com, will provide brokers and their clients in a real estate transaction information, content and marketing services. There are competitors in certain niche markets such as listings or market intelligence, however there is no site that provides a "one stop shop" for all the needs of a commercial real estate broker, investor or manager. The Company intends to pursue the acquisition of products or companies that provide these services for their clients.

Meeting of the Shareholders

The Annual Meeting of the shareholders of the Company will be held on Wednesday, November 28, 2000 at 100:00 A.M., Pacific Time, at the headquarters of the Company as listed above.

Agenda of the Meeting

Proposal #1: To consider and vote upon a proposal to authorize  an increase in the number of authorized common shares of the Company to 200,000,000 shares, and Preferred Shares to 50,000,000 shares.

Proposal #2:   To consider and vote upon a proposal to amend the Bylaws of Photonics Corporation to provide for a minimum four and maximum of seven members of the Board of Directors.

Proposal #3: . To consider, vote upon and elect four Board of Directors to serve until the next annual meeting of the shareholders.   Nominees: T. James Vaughn, G. Thomas Bailey, Joseph F. Langston and James T. Koo.

Proposal #4:   To consider and vote upon a proposal to ratify the Conversion of approximately $ 3.5 million of corporate indebtedness into common stock of Photonics.

Proposal #5:   To consider and vote upon a proposal as set out in the Stock Purchase Agreement dated as of June 30, 2000 between Photonics Corporation (the "Company"), REpipeline.com, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("REP-D"}, REpipeline.com, Inc., a Texas corporation ("REP-T") and the selling shareholders of REP-T (the "Agreement") and to authorize the acquisition of REP-T, Inc. by REP-D of Photonics, through the issuance of a majority of the shares of Common Stock of Photonics.

Proposal #6: To consider and vote upon the ratification of the actions of James T. Koo and indemnification of James T. Koo relating to the actions that he has taken in preparing and consummating the transactions set out in the Agreement.

Proposal #7:    To consider and vote upon a proposal to ratify the incorporation of Sunnyvale Technology Corporation as a subsidiary of Photonics Corporation, Inc., the transfer of the assets and business of DTC Data Technology, a division of Photonics, to Sunnyvale Technology Corporation and the sale of 90% of the shares of Sunnyvale Technology Corporation to James T. Koo.

Proposal #8   To consider and vote upon a proposal to approve a Stock Option Plan for the officers of the Corporation.

Proposal #9:  To consider and vote upon a proposal to approve a Stock Option Plan for the outside directors of the Corporation.

Proposal #10:  To consider and vote upon a proposal to ratify the employment of new Auditors, Turner Stone & Company of Dallas, Texas.

Proposal #11:    To transact such other business as may properly come before the meeting.

Shares Outstanding

Currently, the Company has no shares of Preferred Series A and 6,765,496  shares of Common Stock issued and outstanding on a fully diluted basis. The Company anticipates issuing approximately 4,265,818 shares of Common Stock that will be either be exchanged with creditors of the Company for the forgiveness of debt or set aside for settlement of litigation and disputed accounts.  Once the creditors exchange their debt for shares of Common Stock, the approximate total outstanding number of Common Shares will be 11,031,314.  Based on this number of existing shares, the Company anticipates issuing approximately 62,509,334 shares of Common stock to the shareholders of REP-T and the REP-T Acquisition and Finance subsidiary in order to complete the acquisition..

                                  Present    After  Acquistion
Common (fully diluted)          6,765,496      73,540,648
Preferred                               0               0
Total (1)                       6,765,496      73,540,648 (2)

1. REP-T shareholders will own approximately 85% of the Common Shares issued.
2.  There will be 29,159,021 shares issued and outstanding.   The Acquisition and Finance subsidiary of REP-T will hold 44,381,627 shares that are issued but not outstanding.

Record Date, Shares Entitled to Vote

Shareholders of record of Photonics Common Stock on September 30, 2000 (the "Record Date") are entitled to notice of and to vote at the Photonics Annual Meeting.  Each share will be entitled to one vote on each matter to be acted upon except that as to election of members to the Board of Directors, cumulative voting is permitted.  On the Record Date, the number of shares of PHOX Common Stock held by recent former directors, officers and their affiliates as a group was approximately 40.1% of the outstanding shares.  This group of  shareholders has agreed to vote their shares affirmatively for each of the proxy items.

Quorum; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date.  With respect to the proposals presented at the Annual Meeting, shares that are voted  "FOR", "AGAINST", "WITHHELD" or "ABSTAIN" relating to a matter are treated as being present for the purposes of establishing a quorum and are treated as votes eligible to be cast by the Common Stock present or represented by proxy at the Annual meeting and treated as "entitled to vote on the subject matter" with respect to such matter.  Broker non-votes will be counted for purposes of determining a quorum but will not be considered as votes cast and will not affect the determination as to whether  the  requisite  majority  of  votes  cast  has  been  obtained  with  respect  to a  particular matter. On all other matters to be acted upon at the Annual Meeting, abstentions and broker non-votes will be counted as votes against each of the proposals.

Votes Required

In accordance with Article 2.6 of the Bylaws of Photonics Corporation and except as noted after each proposal, approval and adoption or ratification, as appropriate, of each of the proposals set forth at the Annual Meeting will require an affirmative vote of a majority of the shares required to constitute a quorum.

Risk Factors

This Offering  involves substantial risks associated with the illiquidity of the    investment and various other business factors.  This Prospectus should be read completely and thoroughly.

Stock Purchase Agreement

The Agreement provides for the acquisition by REpipeline.com, a Delaware corporation (a wholly owned subsidiary of Photonics, "REP-D") of all of the outstanding stock of REpipeline.com, Inc., a Texas corporation ("REP-T") including all of it's assets and liabilities in exchange for approximately 85% of all of the issued and outstanding shares of PHOX, as adjusted at the closing of the acquisition.  REP-D will assume all liabilities of REP-T, except certain  contingent liabilities of REP-T, if any, arising from claims that may be  made as a result of the purchase of certain assets and liabilities by REP-T from RealEstate4Sale.com, Inc., a Texas corporation prior to the purchase of REP-T by REP-D. (the "Excluded Liabilities"). This type of an acquisition is known in the industry as a triangular transaction.   Photonics will issue to the shareholders of REP-T (the "Selling Shareholders") a sufficient number of shares of Photonics Common Stock (the "Shares") such that, following the consummation of the Acquisition, the number of Shares issued to the Selling Shareholders will equal approximately 85% of all outstanding shares of Photonics Common Stock.   The transactions contemplated by the Agreement will be consummated promptly after shareholder approval of Photonics and REP-T and the satisfaction or waiver of the other conditions to consummation.

Board of Directors and Management of Photonics

Upon consummation of the Acquisition, the minimum authorized number of members of Photonics Board of Directors will be reduced from seven to four, a new slate of Board of Directors of Photonics will be proposed and elected at the Annual Meeting. Currently, there are no members of the Board of directors of Photonics, all members having resigned.  The newly constituted Board of Directors will appoint new officers of the Company.

Representations and Warranties

In the Agreement, Photonics and REP-T have each made a number of representations regarding their respective capital structures, operations,  financial condition and other matters, including their authority to enter into the Agreement. Each party has agreed that, until the consummation of the Agreement and the transactions contemplated thereby or the termination of the Agreement, it will maintain its business, not take certain actions outside   the ordinary course without the other's consent and use its best efforts to consummate the Agreement and the transactions contemplated.

Conditions Precedent to Closing

In addition to the requirement that the approval by the Photonics and REP-T shareholders be received, consummation of the Acquisition thereby is subject to a number of other conditions that, if not satisfied or waived, may cause the Agreement not to be consummated.  Each party's obligation to consummate the Acquisition is conditioned on, among other things, the accuracy of the other party's representations and satisfaction of its warranties and covenants, the other party's performance of its covenants, the absence of a material adverse change with respect to the other party,   favorable legal opinions (including an opinion to the effect that the Acquisition will be treated for federal income tax purposes as a tax-free reorganization), and the absence of any restraining order, injunction or other legally binding order, statute, rule or regulation preventing consummation of the Acquisition.

Termination or Amendment

The Agreement may be amended only with the mutual consent of Photonics and REP-T. At any time prior to the closing of the Acquisition, the Agreement may be terminated by mutual consent of the representatives of Photonics and REP-T or if any of the conditions to that party's obligation to consummate the Acquisition is not fulfilled by that date.

Federal Income Tax Matters

The transactions contemplated by the Agreement are intended to qualify as a tax-free reorganization for federal income tax purposes, so that no gain or loss will be recognized by either of the parties.   It is a condition to REP-T's and Photonics' obligations to consummate the Acquisition that they should each have received opinions from their respective counsel that the Acquisition will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code. REP-T stockholders are urged to consult their own tax advisors regarding such tax consequences.

Accounting Treatment

The Acquisition is intended to be treated as a "purchase" by Photonic's subsidiary, REP-D, for accounting purposes.   Since REP-T stockholders will own a majority of the shares of the parent company, Photonics, and will also gain management and board control of Photonics, the Acquisition will be accounted for as though REP-T were the acquirer. The assets and liabilities of REP-T will be recorded at fair value and the historical results of operations of the combined company will be those of REP-T.

Dissenters' Rights

If the Acquisition is approved by the required vote of Photonics shareholders and is not abandoned or terminated, holders of Photonics Common Stock who did not vote in favor of the Acquisition and who notify Photonics in writing of their intent to demand payment of their shares if the Acquisition is consummated, may, by complying with Sections 1300 through 1312 of the California Law, a copy of which is attached hereto as Appendix F, be entitled to dissenters' rights as described therein.  Photonics shareholders   must notify Photonics of their intent to dissent within 30 days of the date that the notice of approval of the Acquisition by Photonics shareholders is   mailed to all Photonics shareholders who did not vote in favor of the Acquisition.

Regulatory Matters

Photonics and REP-T are not aware of any governmental or regulatory approvals required for consummation of the Acquisition other than compliance with the federal securities laws and applicable securities and "blue sky" laws of the various States.

Change in Shareholder Rights

Since Photonics is a California corporation, REP-T stockholders, as shareholders of a Texas corporation, have different rights, privileges and preferences following the completion of the Acquisition. The following is a brief summary of some of the important differences in rights between holders of Photonics and REP-T Common Stock.   Photonics  shareholders  enjoy  cumulative  voting  in the election of directors  while REP-T holders do not. Photonics shareholders can authorize a dissolution of Photonics on only a 50% vote without Board approval whereas Board approval of a dissolution of REP-T is required even if a majority of the voting power of REP-T votes to approve dissolution. Photonics shareholders can take action by written consent, while REP-T's charter documents have eliminated the ability of stockholders to take action; by written consent. Under California law, Photonics shareholders have a right to vote on any amendment to the Articles of Incorporation if the amendment would create a new class of shares which have prior rights to the outstanding shares. Additionally, California and Texas law differ slightly with respect to enforceability of transactions involving officers or directors, limitation of director liability and indemnification.

Reason for the Acquisition

During late January and into the first few days of February 2000, days before the Company planed to file Chapter 11,  the Company was contacted by and reached an initial, non-binding agreement to acquire RealEstate4Sale.com(RE4S).  Since this acquisition agreement is superior to the filing of a bankruptcy proceeding, the Company has deferred the Chapter 11 filing; and has been actively pursuing the acquisition of RE4S and, following the termination of that transaction, the acquisition of REP-T.  However, no assurance can be given that the acquisition will complete.  Failure to consummate this acquisition, the only alternative for the Company will be filing Chapter 7 for liquidation.  The Company estimates after paying off the priority employee payroll and vacation debt, the unsecured debt holder will receive less than two cents ($0.02) for every dollar of debt.  No assurance can be given that there will be funds generated to pay any person.  Registrant does not expect its shareholders to obtain any monies if it is required to file liquidation.

The initial, non-binding agreement to acquire RE4S was terminated as of May 31, 2000.  The Agreement, executed as of June 30, 2000,  was executed with a majority of the same group of principals who represented RE4S but with their newly formed company REP-T.

SUMMARY FINANCIAL INFORMATION

The summary unaudited financial information set forth below has been derived from the financial statements of the Company. This information should be read in conjunction with the 10K Annual Report , 10Q Quarterly Reports and financial statements and notes thereto set forth.

Market Price Data

The following table sets forth the range of high and low closing sales prices for Photonics Common Stock for the periods indicated:
                                                   High    Low
Fiscal- Year Ended December 31, 1997
Fourth Quarter . . . . . . . . . . .  . . . . . . $0.312 $0.312

Fiscal Year Ended December 31, 1998
 First Quarter . ..................................$0.50  $0.50
 Second Quarter .................................. $0.625 $0.625
 Third Quarter . . . . ..... . . . . . . . . . . . $0.343 $0.343
 Fourth Quarter . .  . . . . . . . . . . . . . . . $0.312 $0.312

Fiscal Year Ending December 31, 1999
 First Quarter . . ............... . . ............$0.218 $0.218
 Second Quarter . .. . . . . . . . . . . . . . . . $0.187 $0.187
 Third Quarter. .  . . . . . . . . . . . . . . . . $0.20 $0.20
 Fourth Quarter . . . . . . .  . . . . ............$0.25 $0.218

Fiscal Year Ending December 31, 2000
First Quarter .....................................$1.00 $0.75
Second Quarter . ... . . . . . . . . . . . . . . . $0.50 $0.50
Third Quarter (to date) ...........................$0.30 $0.062

Trading prices reflect prices quoted on the over-the-counter market.

The following table sets forth the averages of bid and ask prices per share of Photonics Common Stock over-the-counter trading as of  September 30, 2000, the last trading day before announcement of the preliminary agreement with RealEstate4Sale.com, Inc., the per share price for Photonics Common Stock was:

                                                 High        Low
Photonics Common Stock                         $0.190     $0.190

Selected Historical Financial Data and Comparative Per Share Data for Photonics

The following selected historical financial information of Photonics has been derived from it's historical financial statements and should be read in conjunction with such financial statements and notes thereto incorporated by reference or included elsewhere in this Proxy Statement/ Prospectus. The Photonics historical financial statement data as of and for the six months ended June 30, 2000 is unaudited but has been prepared on the same basis as the audited financial statements and, in the opinion of management, contain all adjustments, consisting only of normal recurring accruals, necessary for the fair presentation of the results of operations for such period. The selected unaudited pro forma condensed combined financial data give effect to the transaction contemplated by the Agreement and should be read in conjunction with the pro forma condensed combining financial statements and notes thereto that are included elsewhere in this Proxy Statement/ Prospectus. The pro forma condensed combined statements of operations combine Photonics' results of operations for the year ended December 31, 2000 and the six months ended June 30, 2000 with REP-T's, as a continuing  business  from  the  combination  with  RealEstate4Sale.com,  Inc.,  results  of  operations  for  the  year ended December 31, 2000 and the six months ended June 30, 2000, respectively, giving effect to the transaction contemplated by the Agreement. The unaudited pro forma condensed combined balance sheet data combines Photonics' balance sheet as of June 30, 2000 with REP-T's balance sheet as of June 30, 2000, giving effect to the transaction contemplated by the Agreement as if it had occurred on January 1, 2000.

Selected Historical Financial Information
(in thousands, except per share amounts)
                  Years Ended December 31,     Six Months Ended  June 30,
                           1997   1998   1999           2000
                                                       (unaudited)
PHOTONICS
Historical Statement of
 Operations Data:
 Net revenues . . . . . . $5,662 $3,484 $  724            $ 0
 Loss from operations       (399)(2,705)  (964)           (59)
 Net loss                   (459)(2,708)(1,416)          (222)
 Net loss per share     $  ( .11)$(0.62)$(0.32)        $ (.03)
 Weighted average shares
    Outstanding .... . .  . 4,173 4,336 4,336            4,765

                   Years Ended December 31,     Six Months Ended June 30,
                           1997    1998   1999           2000
                                                   (unaudited)
PHOTONICS
Historical Balance Sheet Data:
 Cash and cash equivalents $  5   $  42   $  75        $     16
Total assets . . . .      2,807     852      75              16
Current liabilities       3,018   4,018   3,970           4,213
Total shareholders' equity
 (deficiency)              (813) (3,291) (3,895)         (4,197)

Selected Historical Financial Data for REP-T

The following selected historical financial information for REP-T has been derived from it's historical financial statements and including those of  RealEstate4Sale.com, Inc., who's assets and certain liabilities the REP-T assumed as of June 30, 2000.  The ten months ended June 30, 2000, are audited financial statements and, in the opinion of management, contain all adjustments, consisting only of normal recurring accruals, necessary for the fair presentation of the results of operations for such period. The selected data should be read in conjunction with the notes thereto that are included elsewhere in this Proxy Statement/ Prospectus. The statements of operations for the ten months ended June 30, 2000 are presented as a continuing  business giving effect to the sale of the assets of RealEstate4Sale.com, Inc. to REP-T.

REP-T
Selected Historical Financial Information
(in thousands, except per share amounts)
                                             Ten Months Ended
                                               June 30, 2000
                                                   Audited
Historical Statement of
 Operations Data:
 Net revenues . . . . . . . . . . .              $       0
 Loss from operations                                 (610)
 Net loss                                              (610)
Net loss per share                                $   (.11)
 Weighted average shares
    Outstanding .... . .  . . . . . . .               5,562

Historical Balance Sheet Data:
 Cash and cash equivalents . . . . .              $      60
Total assets . . . . . . . . . .                        184
Current liabilities . . . . .                            78
Total shareholders' equity (deficiency)                 106

Selected Historical Financial Data for Sunnyvale Technology Corporation

The following selected historical financial information for Sunnyvale Technology Corporation has been derived from it's historical financial statements and those of it's predecessor business, DTC Data Technology, an operating division of Photonics Corporation.  The selected financial data from the twelve months ended December 31, 1999 (the effective date of the transfer, if approved by the shareholders of Photonics Corporation) are audited financial statements and, in the opinion of management, contain all adjustments, consisting only of normal recurring accruals, necessary for the fair presentation of the results of operations for such period. The selected data should be read in conjunction with the notes thereto that are included elsewhere in this Proxy Statement/ Prospectus. The statements of operations for the six months ended June 30, 2000 are presented as a continuing  business  from  the  prior business, DTC Data Technology,  results  of  operations  for  the  year ended December 31, 2000. DTC Data Technology/Sunnyvale Technology Corporation

Selected Historical Financial Information

                         Annual       Annual        6 Months
                            1998       1999           2000
                         Audited     Audited         Unaudited

Revenues,
net of returns and
allowances             $3,484,000.00     $750,226.00   $201,626.41
Net Loss available
to common stockholder $(2,820,000.00)   $(673,817.00)  $(24,383.65)
Loss per share
- Diluted                    $(0.67)          $(0.19)      $(0.004)
Total Assets             $852,000.00       $75,000.00   $196,683.11
Long-term debt payable,
net of current portion-           $-             $-           $-
Stockholder's deficit -
Preferred stock         $2,328,000.00   $2,328,136.00         $-

RISK FACTORS

The acquisition of a non-related company and issuance of stock for such acquisition involves a high degree of risk. You should carefully consider the following factors as part of the acquisition transaction. The risks described below are not the only ones that we face. Additional risks that generally apply to publicly traded companies, that are not yet identified or that we currently think are immaterial, may also adversely affect our company.

This prospectus contains forward-looking statements that involve risks and uncertainties. We use words such as "anticipates," "believes," "plans," "expects," future," "intends" and similar expressions to identify forward- looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements as a result of certain factors, including the risks described below and elsewhere in this offering memorandum. For example, Management's Discussion and Analysis of Results of Operations and Financial Condition which is incorporated by reference from the Company's Annual Report includes statements relating to expected sales, anticipated operating expenditures, anticipated capital expenditures and anticipated results  relating to the REP-T acquisition. The statements contained in this document that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including without limitation statements regarding the Company's expectations, beliefs, intentions or strategies regarding the future. All forward-looking statements included in this document are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statements. In evaluating the Company's business, prospective investors should consider carefully the following factors in addition to the other information set forth in this document.

Future Operating Results Subject to Fluctuation.

During fiscal 1999, the Company's operating results were adversely affected by shifts in corporate and retail buying patterns, lack of adequate financing, increased competition, economic instability in Asia and turbulence in the computer industry.  In the future, the Company intends to refocus it direction, change it's products to services relating to an Internet site and change it's officers and directors.  The Company's operating results may fluctuate as a result of these factors and as a result of a wide variety of other factors, including, but not limited to, competition in the Internet service business, general market perception of the value of such businesses, valuation of such businesses by the financial industry and general worldwide economic and computer industry fluctuations. In addition, fluctuations may be caused by future accounting pronouncements, changes in accounting policies, and the timing of acquisitions of other business products and technologies and any associated charges to earnings. The volume and timing of business to be generated during any quarter are difficult to forecast with exacting precision.

The Company will, from time to time, encounter uncertain and changing demand for it's products and services.. If demand falls below the forecasts that the Company has made,  the operating results will suffer. The Company is entering into a new field of business so it's prior history of operations has little or no value towards forecasting the success of the Company or its annual revenues. Because much of the Company's operating budget is relatively fixed in the short term, if revenues do not meet the Company's expectations, the Company's operating income and net income may be disproportionately affected. Operating results in any particular quarter which do not meet the expectations of securities analysts are likely to cause volatility in the price of the Company's Common Stock.

Projections are based upon assumptions made regarding future events. There is no assurance that actual events will correspond precisely with assumptions. Actual results for any period may or may not approximate results shown for any such period in the projections. In fact, actual results will almost certainly differ from projections and such differences could be material.

Certain Risks Associated With Mergers and Acquisitions.

Following the issuance of common shares of Photonics Corporation, REP-D will complete its acquisition of REP-T.   As part of its overall strategy, the Company plans, when appropriate, to continue to acquire or invest in complementary companies, products, or technologies and to enter into joint ventures and strategic alliances with other companies. Risks commonly encountered in such transactions include the difficulty of assimilating the operations and personnel of the combined companies, the potential disruption of the Company's ongoing business, the inability to retain key technical and managerial personnel, the inability of management to maximize the financial and strategic position of the Company through the successful integration of acquired businesses, additional expenses associated with amortization of acquired intangible assets, dilution of existing equity holders, the maintenance of uniform standards, controls, procedures, and policies, and the impairment of relationships with employees and customers as a result of any integration of new personnel. There can be no assurance that the Company will be successful in overcoming these risks or any other problems encountered in connection with such business combinations, investments, or joint ventures, or that such transactions will not materially adversely affect the Company's business, financial condition, or operating results.

Dependence on Key Personnel.

The Company's future success depends in large part on the continued service of its key technical, marketing, and management personnel, and on its ability to continue to attract and retain qualified employees, particularly those highly skilled design, process, and test engineers involved in the design enhancements and maintenance of the REP-T web pages and the development of new products and processes. The competition for such personnel is intense, and the loss of key employees could have a material adverse effect on the Company's business or operating results. The Corporate Board of Directors and Advisory Board play important developmental, support and oversight roles. Since considerable financial and personal investment have gone into the design, development and launch of this Company, these key personnel are expected to remain active with the Company indefinitely. But the unexpected loss of more than one of these principal personnel could have an adverse effect upon the operations of the Company until suitable replacement if ever is found. The Company will seek to obtain substantial key-man insurance, to the benefit of the Company.

Intellectual Property Protection and Disputes.

The Company will devote significant resources to research and development and believes that the intellectual property derived from such research and development is a valuable asset that will be important to the success of the Company's business. Although the Company actively maintains and defends its intellectual property rights, no assurance can be given that the steps taken by the Company will be adequate to protect its proprietary rights.

From time to time, third parties may assert exclusive patent, copyright, and other intellectual property rights to technologies that are important to the Company. There can be no assurance that third parties will not assert infringement claims against the Company in the future, that assertions by third parties will not result in costly litigation or that the Company would prevail in such litigation or be able to license any valid and infringed patents from third parties on commercially reasonable terms. Litigation, regardless of its outcome, could result in substantial cost and diversion of resources of the Company. Any infringement claim or other litigation against or by the Company could materially adversely affect the Company's business or operating results.

Natural Disasters.

The Company's corporate headquarters are located in Sunnyvale, California in an area which has historically been subjected to earthquakes. Any damage to the Company's information systems or computers caused as a result of an earthquake, fire, floods or any other natural disasters could have a material adverse effect on the Company's business, results of operations and financial condition.

Volatility of Stock Price.

The stock market in general, and the market for shares of technology companies in particular, have from time to time experienced extreme price fluctuations, which have often been unrelated to the operating performance of the affected companies. In addition, factors such as technological innovations or new product introductions by the Company, its competitors, or its customers may have a significant impact on the market price of the Company's Common Stock.   In addition, the Company's stock price may be affected by general market conditions and international macroeconomic factors unrelated to the Company's performance such as those recently evidenced by the financial turmoil in Asia. These conditions, as well as factors that generally affect the market for stocks of high technology companies, could cause the price of the Company's Common Stock to fluctuate substantially over short periods.

Funding of the Company

Following the completion of the acquisition, the Company intends to prepare a public offering of stock in order to raise additional capital for the Company.  Such additional capital will be used to fund the operations of the Company as well as for the acquisition of additional companies that are considered to by strategic partners critical to the growth of the Company.  Without the funding of the secondary offering, the future growth of the combined companies will be severely limited.

Systems Collapse

Most computer systems are fragile (consider the number of instances that banking systems or credit-clearance systems slow down or crash: "the system is down, please call back later."). The press has been reporting crashes and freezes on such well-known Internet sites as eBay, eTrade, and Amazon.com. These are now winning Internet companies with material investments in systems, system controls, backup capabilities, technology talents and the like.  REpipeline.com is a new company with a starting system base. It is much more likely that some system breakdown may occur with the Company than with established, more robust Internet operating companies, possessing large budgets including substantial technology structures (equipment, software, network linkages and personnel). The Company is conscious of these system frailties and has engaged Pandesic(tm) to be both its foundation system structure and its system "general contractor." Pandesic has in place extensive, dedicated system foundations to support the Company's Internet operations, e-commerce, service and electronic support. Though sureties of system robustness cannot be made, the Company is confident that its overall approach and its "strategic partner" relationship with Pandesic will prove to lessen system errors.

Competition

The Company operates in a highly competitive world market and an Internet market in which new competition is being launched at an extraordinary pace. There are hundreds of auction sites already operating, dozens of business-to-business focused auction houses, specialized Internet companies whose capabilities and interests overlap with the Company and an established base of physical/traditional close-out/clearance jobbers, distributors and Discounters who have well-established bases of operations and relationships and no interest to see these disappear. All of this competition is material and some of it could prove to be extremely significant to the Company, and short cut or slow down its potential.

Various Government Regulations

There can be no assurance that changes in various country federal, state and local laws and regulations in the future, or in the interpretation or enforcement of existing regulations, might not have a material adverse effect on the Company's business.

Legal Proceedings

Though the Company will not take ownership possession of any inventories owned by Buyers or Sellers on its Internet site, it is possible that some party may try to hold the Company responsible for the condition of inventory, its satisfactory shipment to a recipient location, an aspect of financing involved in any transaction, or some other dimension of auction trading. The Company is preparing liability-reducing wording for its "contracts" that each Seller and Buyer must agree to in order to conduct transactions through the Company's site. However, there is no surety that some party may not still try to hold the Company responsible for some transactional element and commence legal action. At this time, the Company is not involved in any litigation relating to the operation of it's web site.

Dilution and Possible Future Dilution

Purchasers of the Common Stock offered hereby will suffer dilution in net tangible book value of the Company by virtue of the costs associated with raising future capital. Additional dilution could take place from future offerings or conversion of stock options or other authorized transactions.

Unidentified Risks

Although the Company has endeavored to identify many of the material risks particularly associated with an investment in its Common Stock, risks could exist which have not been identified herein.

PHOTONICS ANNUAL MEETING

Date Time and Place of Meeting

The Annual Meeting of Shareholders will be held on Wednesday, November 28, 2000, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's principal executive office located at 1222 Alderwood, Sunnyvale, California 94089.

Record Date and Outstanding Shares

Currently, the Company has no shares of Preferred Series A and 6,765,496  shares of Common Stock issued and outstanding on a fully diluted basis. The Company anticipates issuing approximately 4,265,818 shares of Common Stock that will be either be exchanged with creditors of the Company for the forgiveness of debt or set aside for settlement of litigation and disputed accounts.  Once the creditors exchange their debt for shares of Common Stock, the approximate total outstanding number of Common Shares will be 11,031,314.  Based on this number of existing shares, the Company anticipates issuing approximately 62,509,334 shares of Common stock to the shareholders of REP-T and the REP-T Acquisition and Finance subsidiary in order to complete the acquisition..
                                Present    After  Acquisition
Common (fully diluted)          6,765,496    73,540,648
Preferred A                             0             0
Total (1)                       6,765,496    73,540,648 (2)

1.  REP-T shareholders will own approximately 85% of the Common Shares issued.
2.  There will be 29,159,021 shares issued and outstanding.   The Acquisition and Finance subsidiary of REP-T will hold 44,381,627 shares that are issued but not outstanding.

Only holders of record of Common Stock at the close of business on eptember 30, 2000 (the "Record Date") will be entitled to notice of and to vote at the Annual meeting.

Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. With respect to the election of directors, shareholders may exercise cumulative voting rights. Under cumulative voting, each holder of Common Stock will be entitled to four votes for each share held. Each shareholder may give one candidate all the votes such shareholder is entitled to cast or may distribute such votes among as many candidates as such shareholder chooses. However, no shareholder will be entitled to cumulative votes unless the candidate's name has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. Unless the proxy holders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant the proxy holders' discretionary authority to cumulative votes.

All votes will be tabulated by the inspector(s) of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Voting of Proxies

The Photonics proxy accompanying this Proxy Statement/ Prospectus is solicited on behalf of shareholders representing over 10% of the current outstanding shares of Photonics Corporation for use at the Photonics Annual Meeting. Shareholders are requested to complete, date and sign the accompanying proxy and promptly return it in the accompanying envelope or otherwise mail it to Photonics.  All proxies that are properly executed and returned, and that are not revoked, will be voted at the Photonics Annual Meeting in accordance with the instructions indicated on the proxies or, if no direction is indicated, to approve the Agreement and the Acquisition and other specific proposals that are recommended by the solicitors of the Proxy as indicated herein.   A Photonics shareholder who has given a proxy may revoke it at any time before it is exercised at the Photonics Annual Meeting, by (i) delivering to the Secretary of Photonics (by any means, including facsimile) a written notice. bearing a date later than the proxy, stating that the proxy is revoked. (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the Photonics Annual Meeting or (iii) attending the Photonics Annual Meeting and voting in person (although attendance at the Photonics Annual Meeting will not, by itself, revoke a proxy).

Vote Required

Approval by Photonics' shareholders of the Acquisition, the other proposals and the Photonics Bylaws Amendment each requires the affirmative vote of the holders of not less than a majority of the shares of Photonics Common Stock  issued and outstanding on the Record Date. For purposes of these proposals, shares will be voted as follows: Shares represented by proxies cast "for" a proposal will be voted in favor of the proposal. Shares represented by proxies cast "against" a proposal or "abstain" will be treated as votes against the proposal. Broker non-votes will be counted as votes against a proposal. As of the Record Date, all former executive officers and directors of Photonics and their affiliates as a group beneficially owned approximately 2,710,228 shares of Photonics Common Stock (approximately 40.1% of the shares of the fully diluted Photonics Common Stock then outstanding). Each of the executive officers and directors has advised Photonics that he or she intends to vote or direct the vote of all shares of Photonics Common Stock over which he or she has voting control, subject to and consistent with any fiduciary obligations in the case of shares held as a fiduciary, for approval of the Agreement, the other proposals and the Photonic's Bylaws Amendment and the transactions contemplated thereby.

Quorum; Broker Non-votes

The required quorum for the transaction of business at the Photonics Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Abstentions and broker non-votes each will be included in determining whether a quorum is present for the transaction of business. With respect to proxies that are executed by the record holders of shares of Photonics Common Stock but are not marked to indicate how the holder is voting, such proxies will be voted in favor of all of the items being considered at the Photonics Annual Meeting.

Solicitation of Proxies and Expenses

The shareholders who are soliciting the Proxy will bear the cost of the solicitation of proxies in the enclosed form from the shareholders of Photonics.  In addition to solicitation by mail, they may solicit proxies from shareholders by telephone, telegram, letter or in person. Following the original mailing of the proxies and other soliciting materials, Photonics will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Photonics Common Stock and to request authority for the exercise of proxies. In such cases, the Proxy solicitors, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

The proposals that will be presented at the Annual Meeting as part of the Acquisition

PROPOSAL 1

AMENDMENT AND RESTATEMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Current amount of Stock authorized, issued and Outstanding:

Preferred stock, $1.00 par and liquidation value, 6,000,000 shares authorized.  There were 2,248,136 shares issued as of December 31, 1998 and 2,018,009 shares issued as of December 31, 1997.  All preferred shares were converted to common shares as of July 31, 2000.  There are currently no issued and outstanding preferred shares.

There remain dividends in arrears of $201,801  for fiscal year 1998, dividends in arrears of $224,814 for fiscal year 1999 and dividends in arrears of $63,703 for the first two quarters of 2000.  These dividends will be paid by issuing one common share of Photonics for each dollar of dividend in arrears, pursuant to Proposal #3.

Common stock, $.001 par value, 20,000,000 shares authorized.  There are 6,765,496 issued and outstanding as of July 31, 2000.

    The following is the text of Article III of the Second Amended and Restated Articles of Incorporation, as proposed to be amended by the Amendment:
"This Corporation is authorized to issue two classes of shares, to be designated, respectively, 'Common,' with a par value of $0.001 per share, and 'Preferred,' with a par value of $0.001 per share.  The number of Common shares authorized to be issued is two hundred million (200,000,000) and the number of Preferred shares authorized to be issued is fifty million (50,000,000)."
    The purpose of the proposed Amendment is to allow the Company to have a sufficient number of shares of authorized and unissued Common Stock that can be issued in connection with such corporate purposes as may, from time to time, be considered advisable by the Board. Having such shares available for issuance in the future will give the Company greater flexibility and will allow such shares to be issued as determined by the Board without the expense and delay of a special stockholders' meeting to approve such additional authorized capital stock.  Such corporate purposes, could include, without limitation: issuance in connection with acquisitions, the issuance of shares in connection with stock splits or stock dividends, the issuance of Common Stock upon exercise of options granted under various approved stock option plans or in connection with other employee benefit plans and issuances in connection with equity financings.
    Except for the effect of the merger described in Proposal #5, the increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by the Certificate of Incorporation and applicable law and regulations. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued as compared to the price paid by existing stockholders for their shares, could be dilutive to our existing stockholders. The holders of Common Stock have no preemptive rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future.
    The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the increase in the authorized shares of Common Stock be used as a type of anti-takeover device.
Effective Date of Amendment

If the proposed Resolution is approved by the Company's shareholders, the amendments to the Company's Amended and Restated Articles of Incorporation dated February 9, 1996 would be effective immediately.

Use of the Newly Authorized Shares

If the proposed Resolution is approved by the Company's shareholders, the Company has no plans for the use of such shares except as set out in the following table:

          Use of Shares                              Number of Shares

Creditors converting to common shares                        555,919
Unpaid salaries satisfied with common shares                 130,829
Loans from creditors                                          565,006
Past due interest on loans                                   188,126
Preferred dividends due                                      490,318
Disputed payables (Appendix G, attachment 1)               2,090,120
James T. Koo preferred stock conversion adjustment           245,500
REP-T shareholders                                         18,127,707
REP-T Acquisition and Finance
 Potential Acquisition: First Data Systems       600,000
 Potential Acquisition: System Specialists     1,200,000
 Officer Options                              14,708,078
 Available for financing or acquisitions      27,873,549
 Total                                        44,381,627  44,381,627

TOTAL NEW SHARES TO BE ISSUED                             66,775,152

Existing number of shares issued and outstanding           6,765,496

TOTAL Shares issued following acquisition                 73,540,648

The Combined Company will have 73,540,648 shares issued and 29,159,021 shares outstanding. The Company holds 44,381,627 Treasury (Acquisition and Finance Subsidiary) for the express purpose of future corporate financing and acquisitions.

Of the shares held in Treasury, George Thomas Bailey has an option on 14,708,078 for 10 years, at $0.10 per share pursuant to his Employment Agreement. This number was derived by taking 20% of the shares issued as of the completion of the reverse merger, or 73,540,648 times 20%.

The Company is in conversation with prospective acquisition targets. Based on current discussions, the Company could anticipate issuing over 3 million shares, or approximately 10% of the issued shares.

The Company is in conversation with several finance sources regarding a second round financing structured as a Convertible Preferred Stock. If the maximum amount of currently contemplated financing is raised at the most dilutive rate to the Company, the financing will require the issuance of approximately 9,100,000 shares or approximately 30% of the amount issued.

Vote Required

The change to the Articles of the Company, under Section 903 of the California Corporations Code, requires a vote of the majority of the holders of the common stock of the Company as of the record date.  While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes in the election of directors, the Company believes that both abstentions and broker non-votes should be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors in this manner.

Anti-takeover Implications

California, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. Proposal #1 is not being proposed in order to prevent any present attempt known to the Board to acquire control of the Company or to obtain representation on the Board.

The Board has considered or may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan, severance agreements for its management and key employees which become effective upon the occurrence of a change in control of the Company, and the designation and issuance of preferred stock, the rights and preferences of which are determined by the Board. Some of these measures may be implemented under California law.

Furthermore, certain changes to the relative rights of shareholders and management which have anti-takeover implications may be implemented under California law. These include the elimination of cumulative voting and the establishment of a classified Board of Directors in certain circumstances.

The Board believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because:
        (a) a non-negotiated takeover bid may be timed to take advantage of  temporarily depressed stock prices;

        (b) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids; and

        (c) a non-negotiated takeover bid may involve the acquisition of only a  controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits.

By contrast, in a transaction in which an acquirer must negotiate with an independent Board of Directors, the Board of Directors can and should take account of the underlying and long-term values of assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the corporation's business not yet reflected in the stock price and equality of treatment of all shareholders.

Despite the belief of the Board as to the benefits to shareholders of  Proposal #1, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then-current market value or over their cost  basis in such shares. As a result of such effects of Proposal #1, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, they could make it more difficult to change the existing Board of Directors and management.

Recommendation of the Company
THE COMPANY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 200,000,000 AND THE PREFERRED STOCK FROM 6,000,000 TO 50,000,000.

PROPOSAL 2

AMENDMENT OF BYLAWS

To consider and vote upon a proposal to amend the Bylaws of Photonics Corporation to provide for a minimum four and maximum of seven members of the Board of Directors.

Background

Section 3.2 of Article III of the Company's Amended and Restated By-Laws dated August 25, 1993 states:

"3.2. NUMBER OF DIRECTORS.

 The number of directors of the corporation shall be not less than four (4) nor more than six (6).  The exact number of directors shall be five (5) until changed, within the limits specified above, by a bylaw amending this Section 3.2, duly adopted by the board of directors or by the shareholders."

 The following is the text of Section 3.2 Article III of the Company's Amended and Restated By-Laws, as proposed to be amended by the Amendment:

"3.2. NUMBER OF DIRECTORS.

 The number of directors of the corporation shall be not less than four (4) nor more than seven (7). "

Reasons in Support of the Resolution

The Company currently has no Directors. The former Directors resigned in mid-1999, due the anticipated bankruptcy of the Company and the failure of the Company to provide adequate director's liability insurance.  From time to time the Company has the opportunity to add to its Board of Directors individuals with qualifications which, in the opinion of the then current board members, would enhance the Board's ability to function on behalf of the Company. These opportunities occur at times distant from the next scheduled annual meeting of shareholders, at which directors are elected, such that the services of these individuals may no longer be available if asked to wait for the next annual meeting of shareholders before being elected to the Board. This proposed amendment to the Company's Amended and Restated By-Laws will allow for four (4) Board positions to be filled immediately, and would allow the present Board members, acting by majority vote, to fill the additional  positions, until the Company's next annual meeting of shareholders, at which time all directors would be elected by the shareholders.

For this reason, the Board of Directors of the Company has recommended that the Company seek to amend its Amended and Restated By-Laws to accomplish the foregoing.

Reasons Against the Resolution

This Resolution would increase the number of the Company's Directors and would allow these new directors to be chosen by the present members of the Board. Such new directors would then hold office and act on behalf of the Company  without having been elected by the Company's shareholders, at least until the next annual meeting of shareholders.

Effective Date of Amendment

If the proposed Resolution is approved by the Company's shareholders, the amendments to the Company's Amended and Restated By-Laws dated August 25, 1993 would be effective immediately.

Vote Required

The change to the Bylaws of the Company, under California law may be enacted by the Board of Directors of the Company.  In the absence of a functioning Board of Directors, the Company is seeking the approval of the amendment to the Bylaws by a vote of the majority of the holders of the common stock of the Company as of the Record Date.  While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes in the election of directors, the Company believes that both abstentions and broker non-votes should be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors in this manner.

Recommendation of the Company

THE COMPANY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT AND RESTATEMENT OF THE BY-LAWS.

PROPOSAL 3

ELECTION OF DIRECTORS

The Company currently has no Directors. The former Directors resigned in mid-1999, due the anticipated bankruptcy of the Company and the failure of the Company to provide adequate director's liability insurance.  There are four nominees being presented for the six available Board positions presently authorized in the Company's Bylaws (This number could be increased to seven if the shareholders approve proposal 2). Each director to be elected will hold office for the period from election until the next annual meeting of the shareholders or until the earlier of his death, resignation or removal and a successor is duly appointed by the Board of Directors and/or elected by the shareholders.

Vote Required

Regarding the election of the directors, the four nominees receiving the highest number of affirmative votes, of the shares entitled to be voted, shall be elected as directors of the Company. Shares represented by executed proxies will be voted, if the authority to do so is not withheld, for the election of the four nominees named below. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under California law. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes in the election of directors, the Company believes that both abstentions and broker non-votes should be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors in this manner.

Under California law, with respect to the election of directors, shareholders may exercise cumulative voting rights. Under cumulative voting, each holder of Common Stock will be entitled to four votes for each share held. Each shareholder may give one candidate all the votes such shareholder is entitled to cast or may distribute such votes among as many candidates as such shareholder chooses. However, no shareholder will be entitled to cumulative votes unless the candidate's name has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. Unless the proxy holders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant the proxy holders' discretionary authority to cumulative votes.

Nominees

At the Annual Meeting, the shareholders will elect four directors to serve until the 2001 Annual Meeting of Shareholders or until their respective successors are elected and qualified. Unless otherwise directed, the proxy holders will vote the proxies received by them for the four nominees named below. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute.  Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

The names of the nominees and certain information about them are set forth below:

NAME             TERM AGE     POSITION WITH THE COMPANY

T. James Vaughn  3 Yrs 56  Chairman of the Board, Director
G. Thomas Bailey   3 Yrs 51  President, CEO, Director
Joseph F. Langston  3 Yrs 48  VP, Chief Financial Office, Director
James T. Koo 3 Yrs 59 Director

T. James Vaughn - Chairman of the Board/Director, is 56 years of age. Mr. Vaughan has 30 years of experience in retailing and consulting. Most recently, Mr. Vaughan has been the owner of J. Vaughan Consulting LLC. A boutique consulting agent dealing with one major National account and several start up companies in the B2B Internet area. Prior to that Mr. Vaughan was Vice President of development for a division of Tandy Corp. Mr. Vaughan was National Vice President of stores for Computer City a 110-store chain with revenues in excess of $2,000,000,000. Mr. Vaughan was co-founder and Sr. Vice president of Pace Membership Warehouse, a $3,000,000,000 warehouse club. Mr. Vaughan was founder, President and C.E.O. of Med-club a retailer of medical devices and products to medical professionals and consumers. Mr. Vaughan is experienced in start up companies and has successfully raised the capital to bring two of his own to market as well as assisting in several others. His knowledge of venture funding, IPO's and capital markets is extensive.

George Thomas Bailey - President, CEO/Director is 51 years of age.  Mr. Bailey has 30 years of experience in the consumer products, technology, distribution and healthcare Industries.  His consumer product career was with Fortune 500 companies, General Foods, Sara Lee and PepsiCo in Senior Management, General Management and Marketing Positions.  He held the position of Vice President of Strategic Planning for FoxMeyer Health Corp. a $6 Billion Health Care Distribution and Technology Company.  He was the President and Chief Operating Officer for Health Streams Technology a publicly traded start up technology company that developed and marketed software applications, wide area networking services, outsourcing and integration services to the healthcare vertical segment.  He held the position of President and CEO for NECCO, a rollup and consolidation of environmental companies.

Earlier in his career, he was a real estate broker and building contractor in the state of Florida.  Most recently, he was a consultant that advised companies on strategic planning, operations planning, technology, business process reengineering and e-commerce.

Mr. Bailey's experiences and skills are in brand management classical marketing, software development, mergers and acquisitions, business restructuring, start up and rapid growth companies and general management.

He earned his undergraduate degree from Florida State University and a MBA from the University of Florida. Upon graduation from Florida State University Mr. Bailey was a professional athlete with the Philadelphia Eagles in the National Football league for five years.

Joseph F. Langston Jr. - Chief Financial Officer/Director, is 48 years of age.    Mr. Langston has over 20 years experience as a Chief Finance Officer for various public companies, including Trans-Western Exploration and Search Exploration.  The last 3 1/2 years Mr. Langston has worked with small and medium companies overseeing securities filings, registration documents and raising capital.  He is experienced in all aspects of the requirements to become a public entity, as well as lead in raising capital through the public markets and institutional investors.

James T. Koo - Director, is 59 years of age.  Mr. Koo has over 30+ years in the electronics industry, most recently has been an unpaid consultant to the Company from June 23, 1999 to present for overseeing selling of the Company.  He served as the President and member of the Board of DTC since 1994, CEO, President and member of the Board of Photonics Corp. since 1996.  From 1992 to 1994 he was a Vice President of Qume Corporation and General Manager of DTC Data Technology Corporation, then a wholly owned subsidiary of Qume Corporation.  Prior to joining DTC, from 1984 until April 1992, Mr. Koo was with Mosel-Vitelic, a developer and manufacturer of memory integrated circuits.  There he held several positions including Senior Vice President of Engineering, Operations, Marketing, Marketing and Sales of Taiwan Operations, and other management positions.

Board Committees and Meetings

The Board has an Audit Committee and a Compensation Committee.  The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls.

The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate.

The Board of Directors will receive reimbursement of expenses for their direct out of pocket expenses incurred in fulfilling their duties and responsibilities, as well as stock opinions pursuant to Proposal 6.

Recommendation of the Company

THE COMPANY RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE AND THE CREATION OF THE COMPENSATION COMMITTEE.

PROPOSAL 4

CONVERSION OF DEBT TO COMMON STOCK

Photonics Corporation and its subsidiaries have an estimated debt of $3.5 MM. (Face amount, not including all accrued interest, penalties or legal expenses) and this debt is past due, in default with no visible means of repayment.  The former Board of Directors had discussions with legal counsel concerning the alternative of filing for protection under bankruptcy.   All of the debt that the Company owes is classified as overdue accounts payable incurred during the prior three years of operations.  However, as part of the acquisition of REP-T, a majority of the accounts payable debt holders have agreed to convert such debt to equity.   The conversion of this debt to equity in the newly capitalized Company will provide the Company with the ability to avoid the need for an immediate bankruptcy filing  The debt holders that have agreed to convert their debt to common shares are indicated on Appendix G, attachment 1.  A proforma copy of the agreement that each of the debt holders who have agreed to convert have executed is included with this Proxy/Prospectus as Appendix G.

This approximate $ 3.5 million in debt will be given .45 shares of common stock for every $1.00 of debt, with allowance for litigation and disputed accounts. Once the conversion of debt to equity is completed, the debt holders will hold approximately 4,265,563 shares of common stock or approximately 14.6 % ownership of common stock of the post acquisition Company's shares outstanding.

The former insiders of PHOX and their survivors represent approximately $2 million of the approximate $3.5 million of total debt.  The conversion of the debt of the former insiders will increase their ownership of the Company, post acquisition, by approximately 6.86% of the shares outstanding .

The shares that are issued to the creditors, upon approval of this proposal by the shareholders, will not be registered by the Company.  The Company is relying on Section 3(a)(9) of the Securities Act of 1933, under which an exempted security is defined as "any security exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange."

Recommendation of the Company

THE COMPANY THAT THE CONVERSION OF DEBT TO COMMON SHARES BE RATIFIED BY THE SHAREHOLDERS OF THE COMPANY.

PROPOSAL 5

ACQUISITION OF REP-T

To consider and vote for authorization of  the acquisition of REpipeline.com, Inc., a Texas corporation ("REP-T"), by REpipeline.com Inc., a Delaware corporation ("REP-D"), a wholly owned subsidiary of Photonics, through the issuance of a majority of the shares of Common Stock of Photonics.  The terms of the acquisition are set out in the Stock Purchase Agreement (the "Agreement") dated as of June 30, 2000 between Photonics Corporation, REP-D, REP-T and the selling shareholders of REP-T.  A copy of the Agreement is appended to this Proxy/Prospectus as Appendix E.

The Company has entered into an agreement, subject to shareholder approval, to acquire all of the shares of REpipeline.com, Inc., Texas corporation, headquartered in Dallas, Texas, into a newly created wholly owned subsidiary of the Company, REP-D, Inc., a Delaware corporation. The acquisition will be accomplished through an exchange of stock.  There will be no cash paid as part of the acquisition.  The rate of exchange of stock is one (1) share of REP-T, Inc. for each 9.11 shares of the Company (such exact conversion to be determined by Board of Directors based on approximately 85% of PHOX shares being issued to REpipeline on a fully diluted basis of PHOX for 100% of REP-T).  The Company required and received the agreement that a minimum of 95% of all shareholders of REP-T to accept the terms of the acquisition prior to signing a definitive agreement to acquire the REP-T shares. This requirement has been met to the satisfaction of the Company.

Background of the Transaction

Historical Activities of the Company:

On June 21, 1999, the Company's board of directors voted to lay off all employees except those essential to an orderly shutdown of the business. The Board, prior to their resignation, hired James T. Koo, formally the Company's CEO and President, as a consultant with no pay, to attempt to find a buyer for the Company or sell all possible assets and then to shut down the business.

Effective June 23, 1999, the Company followed the procedures outlined above, rather than seek protection under the bankruptcy, in hopes of maximizing value to both the creditors and shareholders of the Company. Initially most creditors agreed to suspend any legal actions against the Company, to provide the Company  time to seek a buyer or pursue liquidation.

In July 1999, a potential buyer of the Company was identified conditioned on the creditors accepting $ 0.15 for every dollar owed. However, the Company was not able to obtain an affirmative answer from a major creditor, CompUSA. After months of delays and waiting for a response from CompUSA, two creditors recommenced legal claims against the Company.

On August 1, 1999, the Company reduced operating expenses by moving into headquarters at 1222 Alderwood Avenue, Sunnyvale, CA. 94089.

Since July 1999, Coast Business Credit, the Company's secured lender, has requested customers of the Company to send payments directly to them. It then advanced needed operating expenses to the Company.  At the beginning of November of 1999, Coast Business Credit determined that the Company would not be able to pay back the  debt that was owed to Coast based on income stream of the accounts receivables of the Company, and thereafter decided to stop advances to the Company unless a personal guarantee was in place.  At that time, James T. Koo, consultant to the Company,  provided a personal guarantee for the  amount of $15,000 that was advanced by Coast.  The Company  paid off the loan at the end of December 1999.

The independent auditing firm of Turner and Stone issued a "going concern" audit opinion as of December 31, 1999, that expressed the opinion that there is serious doubt the Company could continue to exist without a merger or significant additional capital.  Without a merger, the proceeds from a sale of the Company, if such sale could be arranged, and after deducting necessary legal expenses would be minimal.  The Company expects that it could pay the priority employee payroll, vacation due, then pay unsecured debt holders less than  one cent ($0.01) for every dollar owed. However, there can be no assurances that a sale could be arranged or that there  would be any funds available to pay any person. The Company does not expect that any shareholders would receive any distribution from such a sale.

Recent Events

On May 22, 2000 the Company's listing on the NASDAQ over-the-counter bulletin board market was deleted by NASDAQ.  The reason for the delisting was the failure of the Company to file audited financial statements along with the Company's 10K annual report.  The Company has engaged a new auditing firm that has completed the required audit.  The Company has filed it's 10Q quarterly report with the SEC on a timely basis.  However, the quarterly report does not require audited financial statements.   The Company has filed, on June 20, 2000, an amended 10K, known as a 10K/A, that includes the audited financial statements.  .  The Company applied for relisting on the NASDAQ over-the-counter  bulletin board market, and was reinstated on August 14, 2000.

Proposed Acquisition of RealEstate4Sale.com / REP-T

On February 3, 2000 Photonics Corporation, agreed to and announced the principal terms of the Company's pending acquisition of RealEstate4Sale.com, Inc., a Dallas, Texas based, privately held Colorado corporation  that was developing a listing information database of commercial/investment properties for sale and lease, within the United States along with the development of planned access to application services within that industry. On May 31, 2000, Photonics Corporation and RealEsate4Sale.com, Inc. terminated the agreement with RealEstate4Sale.com pursuant to the terms and conditions of the February 3, 2000  agreement.

On July 10, 2000 but dated effective as of June 30, 2000, Photonics Corporation entered into and announced a definitive agreement (the "Agreement") to merge with REpipeline.com, Inc., a Texas corporation ("REP-T"), which is an Applications Service Provider (ASP) in the commercial real estate industry.  The Agreement is subject to the fulfillment of the following conditions:

(i) Photonics must have has received confirmation from eighty-five percent (85%) of the debt holders of record as of December 31, 1999 to convert their respective debt into common stock of Photonics at a ratio of .45 shares of Photonics common stock for each $1.00  of debt, such debt to be a negotiated amount with each creditor, with any exceptions requiring either the approval of an authorized representative of REP-T or the deposit into Acquisition and Finance corporation of an appropriate number of shares to  satisfy any contingent liability resulting from litigation and/or disputed accounts.  A representative of REP-T has accepted these approvals and exceptions, as noted in Appendix A attached to the Agreement. As part of this condition, there exists an understanding between the parties that any non-converted debt of Photonics, including any litigation resulting therefrom will be borne by the Payables Trust Account as further described in the Agreement.
(ii) All Photonics Preferred Stock has converted into common stock of Photonics on a 1 to 1 ratio. This condition has also been fulfilled by the Company.  The dividends that remain unpaid for the fiscal year ends of 1998 and 1999 will be paid in the form of common stock of the Company at a price of $1 per share of Photonics common stock.
(iii) The Company will set up a trust account  (the " Payables Trust Account") for the purpose of indemnifying the combined company against any potential or outstanding litigation or creditors of Photonics that had unpaid debt as of December 31, 1999.  The Trust Account will have a term that expires on a time table that matches the expiration of liability resulting from the running of the statute of limitations for the individual claims.  The Payables Trust Account will be funded with Photonics shares issued at the Closing. During the term of the Payables Trust Account, the shares in the Payables Trust Account can be sold pursuant to instructions by the Company; but no distributions can be made out of the account until released or approved by the Board of REP-D.
(iv) James T. Koo will set up a trust account  (the "Koo Trust") for the purpose of indemnifying the combined Company against any fraud, errors or omissions that might have been committed by James T. Koo in the corporation's representation and warranties section of the Purchase Agreement.  The Koo Trust will have a term of one year and will be funded with his current holdings of Photonics shares and will be increased n the future by all dividends that he receives from Photonics and all stock received through conversion of debt (owed to him) into common stock. During the term of the Koo Trust, the shares in the Koo Trust can be sold pursuant to instructions by both Mr. James T Koo, or his designated agent; but no distributions can be made out of the account until released or approved by the Board of the combined Company.
(v) Photonics shareholders must ratify the transfer of the assets and business of the division of Photonics, DTC Data Technology and a wholly owned subsidiary DTC Hong Kong, to Sunnyvale Technology Corporation and the subsequent sale of 90% of Sunnyvale Technology Corporation to James T. Koo for $75,000 plus certain assumed liabilities as of December 31, 1999.
(vi) Photonics issue a sufficient number of  newly issued common shares to provide such issuance (approximately 85% of total issued shares after full dilution) for the acquisition of all outstanding shares of REP-T, Inc.
(vii) Both parties agree to abide by all local, state and federal securities laws in relationship to the pending acquisition.
(viii) REP-T will provide all required legal and securities work to effect such acquisition and meet all state, federal and securities filing requirements.
(ix) Photonics will provide a copy of the last audit of financials and other necessary documents and expenses of this merger at their expense.
(x) Photonics will initiate required filings, documents and notices to hold a shareholders' meeting to elect Directors, of which Photonics will recommend 3 Directors to be specified by REP-T, Inc.
(xi) The proxy notice of shareholder meeting shall be sent within 5 days of the SEC approving such proxy statement.
(xii) The effective date of acquisition shall be the date of the shareholders meeting, subject to shareholder approval of such acquisition.
(xiii) REP-T is authorized to handle all public statements as same are to be approved by the President or Chief Financial Officer or Attorney or duly authorized person of each respective company.  All news releases are to conform to all local, state, federal and securities guidelines.
(xiv) REP-T will incorporate REpipeline Acquisition and Finance Corporation, a Texas corporation, that will hold approximately 44,381,627  shares less an option to purchase of 14.7 million shares granted to Tom Bailey pursuant to his Employment Agreement leaving approximately 29,673,549 shares of Photonics stock for the indemnification of any liability that arises from the succession of REP-T from RE4S.

Management's Discussion and Analysis of Financial Condition and Results of Operations of REP-T

REpipeline.com , Inc. is a Texas corporation incorporated in June 2000.   REP-T was formed to provide Internet based business services and software applications to commercial real estate brokers and other participants in the real estate industry.  REP-T offers Internet based services that improve the workflow for the real estate transaction and the marketing of services for the real estate industry.

On July 10, 2000, the shareholders of REP-T approved the purchase of the assets and liabilities of RE4S to REP-T for an exchange of stock on a 1 for 1 basis.   This acquisition was affective as of June 30, 2000.  On July 10, 2000 but dated effective as of June 30, 2000, REP-T entered into a definitive agreement with Photonics, as previously described.

The Company has identified a void for the current Internet market offerings and will position REP-T as the "One Stop" shopping Internet site for business services, marketing services and hosted software applications that are tailored to the commercial real estate business community. The Hubs the company will participate in are the commercial Real Estate Broker services, enterprise document management for the real estate transaction; Internet based tenant services, closing and settlement and property management technology solutions.

The Company's business model consists of building the company through internal technology development, strategic partnerships and acquisitions. The core them to the business model is to become the applications platform for the participants in the Commercial Real Estate transaction much like Microsoft Office has become for integrating multiple application into one user-friendly portal. The Company will have a proprietary applications platform for integrating the portfolio of products and services. The Company's business model products and service strategy consists of building the company through internal technology development, strategic partnerships and acquisitions.

The first building block for the Company is the commercial property Internet listings service.   The commercial property listing site is operational today and has approximately 500 listings. The Company is in the process of completing the technology development to provide the portfolio of services from on Internet site.

Our marketing research has presented a major opportunity for REP-T to become the technology conduit to link the major participants in the commercial real estate through a seamless flow of information via the Internet, improve work flow processes and capitalize on a new marketing channel, the Internet, to market the products and services of REP-T.

The Company's market is commercial / investment property owners, owners of real state brokerage firms, REO departments and real estate trustees.  The company's services will also appeal to title insurance companies, lawyers, contractors, space planners and other firms in the commercial real estate transaction and value chain.  The annual market revenue for three key major segments of the commercial real estate industry are large in scale. The annual revenue for commercial real estate property sales is $222 billion, commercial property leasing is $200 Billion, there is approximately 5.33 to 6.86 billion square feet of rentable of commercial property for lease and $546 Billion projected in new commercial property construction. The company's business model is positioning the company to participate in the rapid growing Business-to-Business (B2B) on the Internet.

The commercial real estate industry has historically treated information as confidential and a means of gaining competitive advantage.  This has fostered a closed environment and the Internet is opening up this environment.  The commercial real estate brokerage business has been primarily localized in the market that they operate.  There are firms such as Trammel Crow that have national trademark recognition but by in large the real estate brokerage business is a local business with local trademark recognition.  The Internet is changing the value chain and transaction process for the commercial real estate industry.  It will open up new marketing channels for marketing a real estate brokerage firm services and property listings on a local, national and international basis.  The commercial real estate transaction is a very manual and labor intense process.  A research firm, Market Connections, conducted research that asked real estate brokers what percent of their time was spent collecting information to support transactions and the answer was 33%.  The Internet can provide tools to reengineer the work flow process, however the real estate broker is now faced with multiple choices and Internet sites that will add time to the already time intense real estate transaction. REpipeline.com can provide a portfolio of services that can be accessed through offices, home and wireless connectivity to one Internet site that will provide the Real Estate business community with business solutions that improve the marketing of their services, reengineer the work flow process for a real estate transaction with technology and keep them ahead of the rapidly changing Internet and technology environment.

The Company has recruited Senior Management that have skills and experience in technology, start-ups and rapid growth Companies, general management from Fortune 500 Companies, commercial real estate, consumer products marketing, public Companies and connecting an industry business community with technology experiences.

The Internet

The Internet is quickly proving to be a transformational medium, not merely another distribution or communication channel. Early e-commerce development is showing that the Internet (more accurately the World Wide Web, the graphical and text common-protocol exchange across widely divergent network computer stations) represents a whole new way to work, conduct trades and transactions, communicate, research, and improve operational efficiencies around the world.

The Gartner Group has forecasted the business to business (B2B) Internet business will grow from $145 Billion in 1999 to $7.29 Trillion in 2004. In addition the Gartner Group is forecasting that the "Marketplaces" segment which is Internet sites that bring buyers and sellers together in a particular industry, affinity or geographic region will account for 37% of the B2B space by 2004.

IDC, a nationally recognized Internet research group, stated small businesses with fewer than 100 employees will take off as a key online community.  The Internet will equalize the playing field for small to mid size companies to compete in the market place.  The technology trends for the new Internet will be personalized and customization and will be the "ante" for a successful commercial Internet site.  The commercial real estate business community is primarily made up of businesses with fewer than 100 employees.  REpipeline.com will capitalize on this market trend by offering Internet based services and solutions to small and mid size companies that provide them the technology tools to compete in the new environment.

An Internet market that will have a major impact on the industry is the applications service provider (ASP).  The market for hosting clients' office applications and other software applications and technology is projected to grow from $889 million in 1998 to  $22.7 billion in 2003 according to the Gartner Group research.  The outsourcing and management of application software and other technology is especially true for the small and mid size companies like a commercial real estate brokerage firm.  Advantages for businesses conducting business on the Internet with a company like REpipeline.com.

* Opens up new marketing channels for marketing goods and services to national and international audiences and customers.
* Connects trading partners in a business transaction via the Internet that allow them to exchange information and documents in a more efficient manner.
* Personalize and improved efficiency for the business communication with video conferencing and group computer conferencing capabilities with clients and trading partners.
* Improves efficiency in the supply chain for goods and services through communication transmission of data with one language protocol that all companies can use for the procurement of materials, supplies and products.
* Provides an electronic market place where buyers and sellers can purchase and sell goods and services through an e-market maker.
* The Internet allows with e-mail capabilities and collection of current and potential customer information to take targeted marketing to a new level and sophistication.
* Research and the ability to source industry, market and customer information on the Internet is providing businesses with sources that they were not able to get before.
* Levels the playing field for companies that do not have the capital to invest into an Intranet or private wide area network to compete with large well-funded companies.
* The Internet is a free network that will allow companies to out source their software applications and technology and access it through the Internet to company such as an application service provider (ASP) that will allow them to keep pace with the changing technology markets and not invest substantial capital.
* Wireless and computer remote site access such as a lap top computer and palm held devices to a company's software and REpipelines.com Internet site and its portfolio of services will use the Internet technology as its backbone for the communication platform.

The U.S. government's FY 1999 budget includes $850 million for high-performance computing and communications, a part of which is for the "Next Generation Internet Initiative," creating a network that is 100 to 1,000 times faster than today's Internet, including faster networks that support new applications such as telemedicine, distance learning, and real-time collaboration.

 Business Strategies

* Value proposition "One Stop Shopping" e-Business network. Market research has provided a clear message that a comprehensive Internet site that provides solutions to improving the work flow process for participants in the real estate business community and improving the marketing for the participants company and their services will be very high in value.
* Technology strategy will minimize risk, integration and scalability.  The technology plan will use existing and available applications that are easily integrated into the technology  architecture.  The plan is to use technology that is scalable to reduce cash investments up front and add capacity as we grow.  The software applications developed internally will use tier one standards and will be written in XML to maximize Internet usage.
* Develop, acquire and license leading edge technology.  The company's plan is to stay ahead of the technology curve by providing state of the art technology to clients.
* Establish a barrier to entry for long-term competitive advantage. The company feels that first to market provides some level of competitive advantage.  The key barrier to entry in the company's business model is the ASP service.  Once the client is a user of the applications services the switching cost and time will make the client think through thoroughly before switching the e-Business Network vendor.
* Rollup and consolidation of private Internet companies.  The Company's position is  the Internet is going through a shake out period and acquisitions will be a key part of the company's growth strategy.
There can be no assurance such business strategies will lead to financial success of the Company.

Marketing Strategies

* Create value with the customer through an integrated service portfolio via the Internet for the commercial real estate transaction.
* Build awareness for the company's services through a targeted marketing and media campaign.
* Build organic revenue streams by tapping into acquired companies customer base to introduce the portfolio of services marketed by the Company.
* Utilize a bundle-pricing plan for its services and products and leverage big event marketing tactics.
* Build the internal sales force through acquisitions and external hires.
There can be no assurance such marketing strategies will lead to financial success of the Company.

Technology Strategies

* The architecture of the Internet site will be open and scaleable in order to reduce integration risk and capital requirements.
* Secure maximum Internet bandwidth and partner with tier one ISP partners with redundant communications capability and expandability.
* The operating systems will be Unix based and storage capacity for relational databases will be with industry leaders like Oracle or Microsoft's SQL.
* Applications will be proprietary and licensed with HTML and ASP script language capability.
* The applications will have XML data transfer and communications capability.
* All applications will be 24/7, redundant and easily expandable.
There can be no assurance such technical strategies will lead to financial success of the Company.

An In-depth Approach

The Company is very conscious that the Internet has been around now for essentially five years, has a number of new "winners," is very topical but also raises skepticism from some in the media, sectors of the investment community, and still some business leaders, as it becomes hard to separate substance from hype, strategic-value companies from promotional emphasis.

The Company has taken and is taking the following steps to raise the probability that REpipeline.com, Inc.'s service is highly successful:

* Engagement of a seasoned, high-level Board of Directors and Advisory Board, to provide cross-checks on business building, networks to high level strategic partners and potential customers, and provide insights on specific areas of the commercial real estate transaction.

* A focused business model and business strategies that will provide the road map and the priority of company initiatives to create market place value.
* Careful selection of the Senior Management team with emphasis on experience and skills in start up and rapid growth companies, technology and wide area network, mergers and acquisition experience, positioning and development of a new business concepts, execution for the company business model, general management, classical consumer products marketing skills and change management.

There can be no guarantee that the business will be successful. However, the Company's Management team and Board of Directors are drawing on their decades of considerable experience to raise the probability that REpipeline.com becomes a successful Internet company.

Competing Commercial Real Estate Internet Sites

There are a number of Commercial Real Estate Sites on the Internet. The business models for theses companies have focused on the "niche" solutions and have been primarily in the marketing of commercial property. REP-T's business model is an umbrella for a portfolio of services and the primary thrust is in improving workflow processes and the second thrust is marketing of services and commercial property.

The commercial real estate applications service provider (ASP) market is highly under developed and to our knowledge there are two to three ASP's Internet sites that offer niche application software on the Internet and currently there is not an Internet site that offers the products and services REpipeline will be introducing to the market.

The market for the portfolio of product and services that REP-T will be offering with "One stop shopping" at its Internet site is virtually an untapped market. It is the Company's opinion that competition will try and enter this space on the Internet however the company feels its strategies, execution plan and management team will be successful in capitalizing on the untapped market opportunity.

The Company believes it is the only commercial real estate business,  and marketing services company that will offer an Integrated portfolio of Internet based business services with hosted software applications at one web site. There are single service providers in the commercial property bulletin board listing market and companies who offer market information in the leasing and tenant market.  Examples of these types of single service companies are LoopNet, CoStar Group and small commercial property Internet listing sites.

ASP Industry

There are new Applications Service Providers that have been launched in the last two years.  Companies  such as USinternetwork, Interliant and Navisite provide ASP services to a broad based market.  However, there is not currently an ASP provider that is offering an Internet based, hosted suite of software applications to the Commercial Real Estate Broker vertical segment or to the other participant in the commercial real estate process.  There are companies offering single real estate software applications through an Internet site. Repipeline.com is not aware of a company offering either a suite of hosted software applications for the commercial real estate industry or hosted applications integrated with Internet based transaction business services.

Vertical Trade Communities

A major opportunity with the Internet is the integration of the participants in a transaction into an online trade community.   While the company, Vertical Net, provides content specific information to certain Industry segments, their services are built around information services only while providing only limited transaction capability between the participants in an on-line market community.  Vertical net is not participating in the commercial real estate business on line community market at this point in time.  WebMD is an example of a company that is connecting a fragmented industry with electronic transactions.  WebMD is providing wide area network and Internet based transactions services between the participants in the healthcare delivery system. Repipeline.com is not aware of any Company providing interest based transaction services in the commercial real estate process or that WebMD will enter the commercial real estate transaction market.

Commercial Real Estate Internet based property listing bulletin boards

LoopNet

LoopNet is the largest Internet commercial listing site and has approximately 90,000 listings and does not charge for this service.  It is the leading Internet commercial real estate listing site.  The company's investors include Trammel Crow,  one of the United States leading commercial real estate services companies and Grubb & Ellis.  The company offers commercial property listings, access to mortgages and industry news.

LoopNet's market positioning and REpipeline.com advantage:

LoopNet's service offering is limited in scope and they are not currently charging for posting a commercial property listing on the Internet.  The market needs and benefits that the commercial real estate broker is seeking are well beyond LoopNet's service offering.  It is the company's opinion that with LoopNet being financially backed by two large commercial real estate firms that this could conflict with other commercial real estate companies using their services in the event that they want to charge a fee for listing commercial property.

Small Commercial Property Listing Sites

There are hundreds of commercial property bulletin board listing sites on the Internet.  In doing a search on American on Line 7,000 sites came up for commercial real estate listing sites.  In order to enter the Internet commercial listing site business very little capital is required.  The listing sites focus on a local geography and local relationships.  These companies are being considered as acquisition candidates by REpipeline.com to expand its geographic coverage for a commercial real estate portfolio of services.   In addition local commercial real estate brokerage firms have Internet sites for their own property and the number of sites to their site is limited due to the limited number of listings and site visits.

Small Commercial Property market positioning and REpipeline.com advantage:

The small commercial property listings sites in general do not meet the market needs with a one-service product offering.  The market wants a portfolio of services from one Internet site.  In addition these companies have limited capital for expansion and should be consolidated into a larger Internet based company with a portfolio of services.

Market Information Companies

CoStar

The largest company in the Internet commercial real estate market intelligence is CoStar.   CoStar provides information on office and industrial space for the leasing commercial real estate industry.  Through its software products, the company's clients can access its database of office space, analyze leasing options, market conditions and competitive property. CoStar charges clients a monthly subscription fee for this commercial property leasing information.  CoStar has been acquiring local research companies and expanding their geographic U.S. coverage.  CoStar provides the commercial real estate brokers with market information on tenants who are leasing property so they can prospect for new clients.

CoStar market positioning and REpipeline.com advantage: CoStar is a research information source for commercial property listings.  The way the data is gathered for the research is very labor intensive.  CoStar does not offer a portfolio of services and its acquisitions do not appear to achieve a high level of operating cost reductions or operating efficiency.

However, competition can change and new competitive companies can form and can be a barrier to the success of the Company.

Recent Events for REP-T

Technology

REpipline.com has been investing resources in the development of the Virtual Desktop Internet site for the commercial real estate broker and transaction in the commercial real estate process.  The site is functional today and beta testing will begin for the portfolio of business services in the fall of 2000.  The company plans to launch the ASP services in the first quarter 2001.

Acquisitions

Repipeline.com has entered in to an agreement to acquire the software, source code and intellectual properties for an accounting software package for title insurance companies from a leading software developer.  The accounting software package can also be used in the mid size and small company commercial real estate brokerage office. In this acquisition the company also acquired a software application for the settlement and closing process in the commercial real estate transaction.  REpipeline.com business model is focusing on acquiring software application in the commercial real estate vertical segment to build the ASP (Application Service Provider) business unit.

Strategic Partnerships

REpipeline.com is developing within the company the virtual desktop operating system for the business service transactions.  A key component of the business model is to sign strategic partnerships for services with companies that will be offered on the virtual desktop.  The strategic partners will secure the service "Icon" on the virtual desktop and provide the services to REpipeline.com's client base.  The company has entered into agreements with strategic partners to provide Internet based services for real estate property signage ordering and installation, brochures, computer conferencing, document authentication and a service to source service vendors for services provided within the commercial real estate pipeline transaction. There are other strategic partnerships that are in the negotiation stage and will be added to the company virtual desktop in the future.

Management of REP-T that will become the Management of Photonics after the Acquisition

The Company's senior management team and directorial oversight are in place. Core management's expertise in general business development, advanced technology applications, systems design and structuring, strategic planning, marketing, financing, human resources, global trade, and knowledge of specific industry requirements, is supplemented by a range of specialized skills and experience of Board members (both Directors and Advisors) and the team now being assembled. Founding Directors will hold office until the next annual stockholders meeting, at which time their successors will be chosen. Directors will continue until their successors have been elected or qualified, or until their death, resignation, retirement, removal, or disqualification. Vacancies on the board will be filled by a majority vote of the remaining directors. Officers of the Company serve at the discretion of the Board of Directors.  The Company's core team comprises:

James Vaughn          56  Chairman of the Board of Directors
 February/2000
Thomas Bailey         51  President, CEO and Director
February/2000
Michael Craven        40  Vice President Sales and Business Development
March/2000
Chip Langston         48  Chief Financial Officer and Director
July/1999

Each director is elected for a period of one year at the Company's annual meeting of stockholders and serves until his successor is duly elected by a majority of stockholders. Officers are elected by and serve at the discretion of the Board of Directors. Each Director currently receives no cash compensation in connection with attending meetings of the Board of Directors.

The following is a brief summary of the background of each Director and Executive Officer of the Company:

James Vaughan  - Chairman of the Board of Directors, is 56 years of age. Mr. Vaughan has 30 years of experience in retailing and consulting. Most recently Mr. Vaughan has been the owner of J. Vaughan Consulting LLC. A boutique consulting agent dealing with one major National account and several start up companies in the B2B Internet area. Prior to that Mr. Vaughan was Vice President of development for a division of Tandy Corp. Mr. Vaughan was National Vice President of stores for Computer City a 110-store chain with revenues in excess of $2 billion  Mr. Vaughan was co-founder and Sr. Vice president of Pace Membership Warehouse, a $3 billion warehouse club. Mr. Vaughan was founder, President and CEO of Med-club a retailer of medical devices and products to medical professionals and consumers. Mr. Vaughan is experienced in start up companies and has successfully raised the capital to bring two of his own to market as well as assisting in several others. His knowledge of venture funding, I.P.O's, and the capital markets are extensive.

George Thomas Bailey - President and CEO/Director is 51 years of age.  Mr. Bailey has 30 years of experience in the consumer products, technology, software development, distribution and healthcare Industries.  His consumer product career was with Fortune 500 companies, General Foods, Sara Lee and PepsiCo in Senior Management, General Management and Marketing Positions.  He held the position of Vice President of Strategic Planning for FoxMeyer Health Corp. a $6 Billion Health Care Distribution and Technology Company.  He was the President and Chief Operating Officer for Health Streams Technology a publicly traded start up technology company that developed and marketed software applications, wide area networking services, outsourcing and integration services to the healthcare vertical segment.  He held the position of President and CEO for NECCO, a rollup and consolidation of environmental companies.

Earlier in his career he was a real estate broker and building contractor in the state of Florida.  Most recently he was a consultant that advised companies on strategic planning, operations planning, technology, business process reengineering and e-commerce.  Mr. Bailey's experiences and skills are in brand management classical marketing, software development, mergers and acquisitions, business restructuring, start up and rapid growth companies and general management.

He earned his undergraduate degree from Florida State University and a MBA from the University of Florida. Upon graduation from Florida State University Mr. Bailey was a professional athlete with the Philadelphia Eagles in the National Football league for five years.

Michael Craven - Vice President of Sales & Business Development, is 40 years of age. Mr. Craven has over 15 years of experience in sales, marketing and business management. Mr. Craven was most recently the President & CEO of Hebel SouthCentral; a U.S. subsidiary of the worldwide German based Hebel AG. Mr. Craven was responsible for all aspects of this start-up company involved in the introduction and development of a new structural system for use in the U.S. commercial design and construction industry. The company ultimately merged with Matrix, a division of J.A. Jones, Inc. Prior to that Mr. Craven was the Executive Vice President of Materials Marketing Corporation responsible for all U.S. commercial sales and operations. Mr. Craven not only has experience with start-up operations but also with the sales and marketing development of a completely new technology and industry. Mr. Craven has extensive experience in the area of developing and managing high performance sales organizations particularly within complex selling environments. Mr. Craven is a veteran of the U.S. Navy where he earned numerous awards and commendations for his outstanding leadership skills.

Chip Langston - Chief Financial Officer/Director, is 48 years of age. Mr. Langston has over 20 years experience as a Chief Finance Officer for various public companies, including Trans-Western Exploration and Search Exploration. The last three and one-half years Mr. Langston has worked with small and medium companies overseeing securities filings, registration documents and raising capital. He is experienced in all aspects of the requirements to become a public entity, as well as led in raising capital through the public markets and institutional investors.

Executive Compensation of Officers and Directors of REP-T that will be assumed by Photonics

Remuneration of Officers; Employment Agreements

Effective as June 10, 2000, the REP-T entered into an employment agreement with Mr. Thomas Bailey, the President and Chief Executive Officer of the REP-T.  Following the completion of the acquisition, REP-D will assume the employment agreement.  The agreement provides for the Company to employ Mr. Bailey for a base salary of $225,000.  The agreement provides for annual bonus payments as determined by the Board of directors and severance payment for termination without cause in an amount of equal to twelve (12) months of salary and any bonus paid for during the previous twelve (12) months.  In the event in a change of ownership by virtue of a merger or acquisition, where by the net effect is a change in Bailey's title, responsibility or pay structure, Bailey would have the option to accept such change or elect to exercise the severance option for termination without cause.   The employment agreement provides for a 20% equity position in the company that will be rewarded based on certain performance targets.   The 20% equity stake in the Company is effected through a series of stock options for common shares of Photonics that, following the completion of the acquisition, will be held available for Mr. Bailey in Acquisition and Finance Corporation, a subsidiary of REP-T.

The following are excerpts from Mr. Bailey's employment contract and contain the salient points relating to his duties and compensation:

a. Bailey agrees to assume the position as an officer of Repipeline.com as President & Chief Executive Officer on June 10, 2000.  This position shall report to the Board of Directors.  Bailey also agrees to remain a member of the Board of Directors until such time as employment herein is terminated or he is removed as Director by a majority vote of the Shareholders.

b. Bailey's duties shall include, but not be limited to:  Oversight and direction of Company development, growth, investment, mergers & acquisitions, capital raising functions, investor contact and other duties normally associated with the President and Chief Executive Officer of a company who is charged with benefiting the shareholders of such company.

c. Bailey's duties shall also include, but not be limited to:  Responsibility for oversight of all financial reports required, public securities issues, implementation and maintenance of a financial plan, oversight of the preparation of any security offering or compliance report, protective measures to provide security to the Company's assets and shareholder value.

d. Bailey, as Chief Executive Officer is charged with insuring that directives handed down by Board of Directors is implemented into the operations of the Company.  Such charge places Bailey in position to make all final decisions on all corporate events, hires & terminations, financial plans, and executive placements.

e. Bailey acknowledges herein that he will serve as President / Chief Executive Officer and Director, placing the shareholders interest above his own in the management and direction of the Company.

f. Bailey acknowledges herein he understands Securities Laws and is aware that the position of an executive within a publicly traded company places him in a position of corporate inside information, of which may not be disclosed outside of the executive infrastructure.  Such information may not be disclosed to family, friends or others and such passage of information is considered violation of transference of 'inside information'.

g. Compensation shall be derived as follows:
* $10,000 monthly pay of for a period of 3 months, of which 100% shall be paid in common shares of the Company's stock.
* $150,000 annual salary base after the initial 3-month period.  Such annual salary shall remain in effect until the Company has completed a minimum of $2 million in equity funding after the date of the contract herein.
* $225,000 annual salary base after the Company has achieved $2 million in equity funding after the date of the contract herein.  Such increase from previous pay, shall be on a non-accrued basis, in as such, the previous pay shall stand and increase will only be applicable to pay period thereafter.
* Severance package shall be equivalent to 12 months of salary and any bonuses paid during the previous 6 months, non-inclusive of the signing bonus stated above and initial Equity bonus as stated below.   Such severance package shall become immediately effective after the first round of financing of which a minimum of $2 million has been raised.  Such severance package shall be based on termination without cause.  Should termination be for cause, such severance package shall be reduced by 50%.
* Equity bonus package shall consist of:
a. An option to purchase for  $0.10 per share, 1,290,000 shares of REP-T.  Such shares are considered a form of signing bonus and will be rescinded and returned to the Company's treasury should Bailey resign or be terminated for cause prior to 1 year of service  Such shares shall be held in Acquisition and Finance Corporation, a subsidiary of REP-T
b. An option to purchase for $0.10 per share, 500,000 newly issued shares of Photonics Corporation following the completion of the pending merger with a Photonics Corporation.
c. Change in ownership protection - should the Company have a change in controlling ownership by virtue of a merger or acquisition, whereby the net effect is a change in title, responsibilities, job location move of over 60 miles or pay structure of the position herein, Bailey would have the option to accept such change or trigger the severance package option without cause and all stock options will be fully vested.
h. REpipeline.com agrees to pay 100% of general medical coverage for Bailey and 50% for spouse and any minors in the family on the company policy. The medical plan and payment for Bailey will be consistent with the Executive medical plan.  There is a 30-day enrollment wait period before any health insurance becomes valid.  Until funding is secured for the company or for an indefinite period the Company may elect to pay the current premium for Bailey's current Health
             Care  Insurance plan of approximately $389.00 @ month.

i. Bailey agrees herein to maintain confidentiality of corporate affairs, list, clients, shareholders, and any other items that are of material importance to the company.  Bailey also agrees to sign a confidentiality agreement.

j. Bailey recognizes herein that the position herein is a control position, and all guidelines, rules and laws with respect to inside/restricted information and other laws involving the company as are required by the Securities and Exchange Commission, the National Association of Securities Dealers and other governing agencies will be adhered to.

Compensation of the Executive Officers

The following sets forth information in tabular form regarding compensation for the Company's Chief Executive Officer and other executive officers of the Company.

             Name and                           Annual Compensation
      Principal Position                     Year     Salary   Bonus

Mr. Thomas Bailey                           2000    $225,000     ----
       President and Chief
       Executive Officer
Mr. Chip Langston                           2000    $165,000     ----
       Chief Financial
       Officer
Mr. Michael Craven                          2000    $135,000     ----
       Vice President Sales
       & Business Development

(1) Salaries are annualized for a full year and annual bonus will be determined by the Board of Directors. The CEO position annual bonus potential is 100% of salary, the CFO is 60% of salary and the Vice President of Sales and Business Development is 50% of salary.
(2) Mr. Langston and Mr. Craven's long term compensation will be determined by the Board of Directors during the year 2000.

The following table sets forth certain information regarding nonstatutory stock options for REP-T stock granted during 2000 as part of the  employment agreements for the employees listed below.  These options will be assumed by Photonics as part of the acquisition of REP-T and will be converted to Photonics stock.
                       Number of
                       Securities
                       Underlying    Exercise Price  Grant Date
                         Options
Name
Mr. Thomas Bailey------  500,000*         $.10       June 1, 2000
                       1,500,000 **       $.10       June 1, 2000
Mr. Chip Langston  ---   375,000 *        $.10       June 1, 2000
Mr. Michael Craven----   325,000*         $.10       June 1, 2000

* Options are for shares of stock post acquisition.  They are not subject to the exchange ratio (the  "Exchange Ratio") of approximately 10.56 to 1.
**  These options are for shares issued but not outstanding and held in the REP-T subsidiary, Acquisition and Finance Corporation..  These shares are pre acquisition shares and will be increased by the Exchange Ratio.

Compensation Philosophy

The Company operates in a highly competitive and rapidly changing high technology industry. The goals of the compensation program are to align compensation with the company's newly revised business objectives and the performances of the employees, to enable the Company to attract, retain and reward executive officers and other key personnel who contribute to the long-term success of the Company, and to motivate them to enhance long-term shareholder value. Key elements of this philosophy are:

1. Total compensation should be sufficiently competitive with other companies in similar or related  industries so that the Company can attract and retain qualified personnel.

2. The Company desires to maintain annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

3. The Company desires to provide significant equity-based incentives for executives and other key employees to ensure that they are motivated over the long-term to respond to the Company's business challenges and opportunities as owners and not just as employees.

Base Salary. The Committee annually reviews each executive officer's base salary. When reviewing base salaries, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices.

Long-Term Incentives. The Company's long-term incentive program consists of the Stock Option Plans set out hereinabove, as amended from time to time. The stock option program utilizes vesting periods (generally three to four years) to encourage key employees to continue in the employ of the Company. Through option grants, executives receive equity incentives to build long-term shareholder value. Grants are made at 100% of fair market value on the date of the grant. Executives receive value from these grants only if the Company's common stock appreciates in the long term. The size of option grants is determined by the Company's philosophy of linking executive compensation with shareholder interests.

Remuneration of Officers and the approval of a Stock Option Plan

The 2000 Incentive Stock Option  (ISO) plan provides options to purchase common stock, may be granted only to employees of the company and its subsidiaries. It is to be put into effect subject to the approval of the stockholders and is described in detail hereinbelow under Proposal 8.

Outside Director Stock Option Plan

The Outside Director Stock Option Plan provides for the issuance of stock options to the outside directors of the company. It is to be put into effect subject to the approval of the stockholders and is described in detail hereinbelow under Proposal 9.

Employment Agreements

Effective as June 30, 2000, the REP-T entered into an employment agreement with Mr. Thomas Bailey, the President and Chief Executive Officer of the REP-T.  Following the completion of the acquisition, REP-D will assume the employment agreement.  The terms of the agreement are described in detail hereinbelow.

Securities Ownership of Principal Stockholders and Management of REP-T

The following table sets forth the shares of the Company's Common Stock beneficially owned at June 30, 2000, by each person who is known by the Company to be the beneficial owner of more than five percent of the Common Stock.

                              Shares            Issued  Outstanding
                         Beneficially  Note #   Percent    Percent
Beneficial Owner              Owned     (1)     Owned (2) Owned (3)

Acquisition & Finance Corp. 3,909,267            66.07%     0.00%
C/o Repipeline.com
12377 Merit Drive
Dallas, TX 75251

James Vaughan                  66,625            1.13%     3.32%
Chairman of the Board
12377 Merit Drive
Dallas, TX 75251

Thomas Bailey                 142,982             2.42%    7.12%
President
12377 Merit Drive
Dallas, TX 75251

Joseph Langston               171,300             2.90%     8.53%
Chief Financial Officer
12377 Merit Drive
Dallas, TX 75251

Dale Sparrow                  287,188             4.85%    14.31%
12377 Merit Drive
Dallas, TX 75251

Michael Craven                 78,700             1.33%     3.92%
Vice President
12377 Merit Drive
Dallas, TX 75251

Other Shareholders          1,260,603            21.31%    62.80%

Total Number of Shares      5,916,665           100.00%   100.00%

1.  Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common and Preferred Stock and options or warrants to purchase stock.

2  Percentage calculations are based on September 6, 2000 figures of 5,916,665 shares of Common Stock.

3. Shares held by the subsidiary are not considered outstanding for calculating Earnings Per Share.

Securities Ownership of Principal Stockholders and Management of REP-T after the Acquisition

The following table sets forth the shares of the Company's Common Stock beneficially after the completion of the merger between Photonics and REpipeline.com, Inc.  by each person who is known by the Company to be the beneficial owner of more than five percent of the Common Stock, and by all former directors and officers as a group.

                                                 Issued  Outstanding
                         Beneficially           Percent  Percent
Beneficial Owner               Owned           Owned (1) Owned (2)

Acquisition & Finance Corp. 41,311,212           56.17%   0.00%
C/o REpipeline.com, Inc.

James Vaughan                  703,560            0.96%   2.18%
Chairman of the Board

Thomas Bailey                1,509,890            2.05%   4.68%
President/Direct

Joseph Langston              1,808,928            2.46%    5.61%
C.F.O./Director

Michael Craven                 831,072            1.13%    2.58%
Vice President

James T. Koo                   858,475            1.17%    2.66%
Director

Dale Sparrow                 3,032,705            4.12%    9.41%

David S. Lee                 1,475,360            2.01%    4.58%

Other Shareholders          22,009,446           29.93%   68.29%

Total Shares Issued         73,540,648          100.00%  100.00%
Total Shares Outstanding    32,229,436

1.  Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common and Preferred Stock and options or warrants to purchase stock.

2. Shares held by the subsidiary are not considered outstanding for calculating Earnings Per Share.

Comparison of Rights of Shareholders of Photonics and REP-T

The rights of Photonics' stockholders are governed by its Articles of Incorporation. its By-laws ("Photonics Bylaws") and the laws of the State of California. The rights of REP-T's stockholders are governed by its Certificate of Incorporation, its Bylaws ("REP-T Bylaws") and the laws of  the State of Texas.

Following receipt of the Photonics' shares to be distributed to them when REP-D acquires all of the stock of REP-T, the rights of REP-T stockholders who become Photonics shareholders will be governed by the Photonics Articles of Incorporation, Photonics Bylaws and the laws of the State of California. In most respects, the rights of Photonics shareholders and REP-T stockholders are similar.

The following is a summary comparison of certain differences between the rights of REP-T stockholders under the Texas Law and its Certificate of Incorporation, as amended, and Bylaws and the rights of Photonics shareholders under the California Law and the Photonics Articles and Bylaws.

Cumulative Voting. In an election of directors under cumulative voting, each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A stockholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the stockholder may choose (up to the number of directors to be elected). Without cumulative voting, the holders of a majority of the shares present at an annual meeting or any annual meeting held to elect directors would have the power to elect all the directors to be elected at that meeting, and no person could be elected without the support of holders of a majority of the shares voting at such meeting.

Under the Texas Law, cumulative voting in the election of directors in not permitted unless the shareholder who wishes to cumulate his votes give notice to the secretary of the corporation on or before the day preceding the election . Under the California Law, cumulative voting in the election of directors is a right available to all shareholders of California corporations unless a corporation is "listed" for trading and that corporation's articles of incorporation specifically eliminate cumulative voting. The Photonics Articles do not eliminate cumulative voting.

Shareholder Power to Call Annual Shareholders Meeting. Under the Texas Law, a special meeting of stockholders may be called by the president; board of directors; by the holders of at least ten (10) percent of all the shares entitled to vote at the proposed special meeting, unless the articles of incorporation provide for a number of shares greater than or less than ten (10) percent, in which event special meetings of the shareholders may be called by the holders of at least the percentage of shares so specified in the articles of incorporation  (but in no event shall the articles of incorporation provide for a number of shares greater than fifty (50) percent); or any other person authorized to do so in the corporation's certificate of incorporation or bylaws.

Under the California Law, a annual meeting of shareholders may be called by the board of directors, the chairman of the board, the president, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such persons authorized to do so in the articles of incorporation or bylaws.

Dissolution. Under the Texas Law, a dissolution must be approved by stockholders holding 100% of the total voting power or the dissolution must be initiated by the board of directors and approved by the holders of a two-thirds majority of the outstanding voting shares of the corporation.

Under the California Law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution and this right may be modified by its articles of incorporation.

Size of Board of Directors. The Texas Law permits the board of directors of a Texas corporation to consist of one or more persons and permits the board to change the authorized number of directors by amendment to the corporation's bylaws or in the manner provided in the bylaws unless the number of directors is fixed in the corporation's certificate of incorporation. in which case a change in the number of directors may be made only by amendment to the certificate of incorporation.

Under the California Law, although changes in number of directors must in general be approved by the shareholders, the board of directors of a California corporation may fix the exact number of directors within a stated range set forth in the corporation's articles of incorporation or bylaws, if the stated range has been approved by the shareholders.

The Photonics By-laws currently provide, and such provision is proposed to be changed pursuant to Proposal number five of this Proxy,  that the number of directors shall be established from time to time by resolution of the Photonics Board or the shareholders, provided that the authorized number shall not be fewer than five nor more than seven.

Classified Board of Directors. A classified board is one with respect to which a certain number of the directors, but not necessarily all, are elected on a rotating basis each year. The Texas Law permits,. but does not require, a Texas corporation to provide in its bylaws for a classified board of  directors, pursuant to which the directors can be divided into up to three classes of directors with staggered terms of office, with only one class of directors to be elected each year for a maximum term of  three years.

Under the California Law, generally directors must be elected annually unless the corporation is "listed" and specifically provides in it's by-laws for terms other than one year.   Under the California Law, a listed corporation may have a classified board of no fewer than six directors divided into two classes of directors or a classified board of no fewer than nine directors divided into three classes. The Photonics charter documents do not provide for a classified board.

Removal of Directors. Under the Texas Law, any director or the entire board of directors may be removed with or without cause by a vote of the majority of the shareholders of the corporation however, no director may be removed (unless the entire board is removed) if the number of shares voted against the removal would be sufficient to elect the director under cumulative voting.

Under the California Law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no director may be removed (unless the entire board is removed) if the number of shares voted against the removal would be sufficient to elect the director under cumulative voting.

Actions by Written Consent of Stockholders. Under the Texas Law, stockholders may execute an action by written consent in lieu of a meeting of stockholders. The Texas Law permits a corporation to eliminate such actions by written consent in its certificate of incorporation or in it's bylaws.

Under the California Law, unless otherwise provided in the articles of incorporation, any action that may be taken at any annual or annual meeting of shareholders may be taken without a meeting by written consent of shareholders having the requisite number of votes, subject to the requirement that ten days' advance notice of such shareholder approval of certain types of transactions and matters be given where all shareholders' consents are not solicited. The Photonics Articles do not limit the rights of shareholders to act by written consent.

Advance Notice Requirement for Shareholder Proposal and Director Nominations  Photonics' Bylaws do not require advance notice of proposal or director nominations intended to be presented by a shareholder at an annual meeting.

Voting Requirements. Unless otherwise specified in a Texas corporation's certificate of incorporation, an amendment to the certificate of incorporation requires the affirmative vote of a two-thirds majority of the outstanding stock entitled to vote thereon. Furthermore, under the Texas Law, the holders of the outstanding shares of a class are entitled to vote as a class upon any proposed amendment to the certificate of incorporation, whether or not entitled to vote thereon by the provisions of the corporation's certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or specific rights of the shares of such class so as to adversely affect them.

Unless otherwise specified in a California corporation's articles of incorporation, an amendment to the articles of incorporation requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon. Under the California Law, the holders of the outstanding shares of a class are entitled to vote as a class if the proposed amendment would (i) increase or decrease the aggregate number of authorized shares of such class, (ii) effect an exchange, reclassification or cancellation of all or part of the shares of such class, other than a stock split, (iii) effect an exchange, or create a right of exchange, of all or part of the shares of another class into the shares of such class, (iv) change the rights, preferences, privileges or restrictions of the shares of such class, (v) create a new class of shares having rights, preferences or privileges prior to the shares of such class, or increase the rights, preferences or privileges or the number of authorized shares having rights, preferences or privileges prior to the shares of such class, (vi) in the case of preferred shares, divide the shares of any class into series having different rights, preferences, privileges or restrictions or authorize the board of directors to do so, or (vii) cancel or otherwise affect dividends on the shares of such class which have accrued but have not been paid.

Under Texas Law,  any merger, consolidation or sale of all or substantially all of a corporation's assets must be approved by the corporation's board of directors and a two-thirds majority of the outstanding shares entitled to vote unless the board of directors requires a higher percentage of votes in it's presentation of the merger proposal.

Under California Law, with certain exceptions, any merger, consolidation or sale of all or substantially all of a corporation's assets must be approved by the corporation's board of directors and a majority of the outstanding shares entitled to vote. In addition, the California Law requires such transactions, among others, to be approved by a majority of the outstanding shares of each class of stock without regard to limitations on voting rights.

Rights of Dissenting Stockholders. Generally, stockholders of a Texas corporation have a right to dissent from a merger or consolidation of the corporation for which a stockholders' vote is required.  There are, however, generally no statutory rights of dissent with respect to stockholders of a Texas corporation merger in which there is a single surviving or new domestic or foreign corporation, or from any plan of exchange whose shares of stock on the record date were either (i) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 stockholders where such stockholders receive only shares of stock of the corporation surviving or resulting from the merger or consolidation (or cash in lieu of fractional interests therein).

Generally, shareholders of a California corporation who dissent from a merger or consolidation of the corporation are entitled to dissenters' rights.

Inspection of Stockholders List. Both the Texas Law and the California Law allow any stockholder to inspect the stockholders list for a purpose reasonably related to such person's interest as a stockholder. Additionally, the California Law provides for an absolute right to inspect and copy the corporation's shareholders list by a person or persons holding at least 5% in the aggregate of the corporation's outstanding voting shares.

Dividends. Subject to any restrictions contained in a corporation's certificate of incorporation, the Texas Law generally provides that a corporation may declare and pay dividends at the direction of the board of directors except that a share dividend payable in authorized but unissued shares may not be paid by a corporation if the surplus of the corporation is less than the amount required by the Texas Business Corporation Act to be transferred to stated capital at the time that share dividend is paid.

The California Law provides that a corporation may make a distribution to its shareholders if: (i) the retained earnings of the corporation immediately prior to the distribution equal or exceed the amount of the proposed distribution: or (ii) immediately after giving effect to the distribution, (a) the sum of the assets of the corporation (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1'/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and (b) the current assets of the corporation would be at least equal to its current liabilities or. if the average of the earnings of the corporation before taxes on income and before interest expense for the two preceding fiscal years was less than the average of the interest expense of the corporation for such fiscal years, at least equal to 11/4 times its current liabilities. In addition, the corporation making the distribution must not be, and must not as a result of the distribution become, likely to be unable to meet its liabilities (except those whose payment is otherwise adequately provided for) as they mature. Neither the Photonics Articles nor its Bylaws contain any presently applicable restrictions on the declaration or payment of dividends.

By-laws   Under the Texas Law, the authority to adopt, amend, or repeal the bylaws of a Texas corporation is held by either the board of directors or by the stockholders unless such authority is conferred differently in the corporation's certificate of incorporation.  A bylaw adopted by the shareholders may restrict or eliminate the power of the Board to adopt, amend or repeal the bylaws

Under the California Law, a corporation's bylaws may be adopted, amended or repealed either by the board of directors or the shareholders of the corporation. Photonics' Bylaws provide that the Bylaws may be changed either by the vote of the holders of a majority of the outstanding shares entitled to vote or by the board of directors; provided. however, that the Board may not amend the Bylaws in order to change a fixed number of directors (except to alter the authorized number of directors within the existing range of a minimum of five and a maximum of seven directors). A bylaw adopted by the shareholders may restrict or eliminate the power of the Board to adopt, amend or repeal the bylaws.

Preemptive Rights. Stockholders of a Texas corporation generally have preemptive rights except as may be limited by statute or  as may be limited in the company's certificate of incorporation.

Shareholders of a California corporation have such preemptive rights as may be provided in the corporation's articles of incorporation. The Photonics Articles do not grant any preemptive rights to Photonics shareholders. However, case law in California has created a doctrine of "quasi-preemptive" rights in appropriate circumstances, even when no such rights exist in the corporation's articles of incorporation.

Transactions Involving Officers or Directors. A Texas corporation may lend money to, or guarantee any obligation incurred by, its officers or directors if, in the judgment of the board of directors, such loan or guarantee may reasonably be expected to benefit the corporation. With respect to any other contract or transaction between the corporation and one or more of its directors or officers, such transactions are neither void nor voidable if either (i) the director's or officers interest is made known to the disinterested directors or the stockholders of the corporation. who thereafter approve the transaction in good faith, or (ii) the contract or transaction is fair to the corporation as of the time it is approved or ratified by either the board of directors, a committee thereof, or the stockholders.

Under the California Law, any loan or guarantee to or for the benefit of a director or officer of the corporation or its subsidiaries requires approval of the shareholders unless such loan or guarantee is provided for under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. In addition, the California Law permits shareholders to approve a bylaw authorizing the board of directors alone to approve a loan or guarantee to or on behalf of an officer (whether or not a director) if the board of directors determines that such a loan or guarantee may reasonably be expected to benefit the corporation, which bylaw may be utilized to authorize officer loans and guarantees if the corporation has 100 or more shareholders of record. The shareholders of Photonics have not approved such a bylaw provision.

The California Law similarly states that contracts or transactions between a corporation and (i) any of its directors or (ii) a second corporation of which a director is also a director are not void or voidable if the material facts as to the transaction and as to the director's interest are fully disclosed and the disinterested directors or a majority of the disinterested shareholders represented and voting at a duly held meeting approve or ratify the transaction in good faith, or the person asserting the validity of the contract or transaction sustains the burden of proving that the contract or transaction was just and reasonable as to the corporation at the time it was authorized, approved or ratified.

Filling Vacancies on the Board of Directors. Under the Texas Law, vacancies on the board of directors and newly created directorships may be filled by a special meeting of the shareholders or a majority of the directors then in office (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws of the corporation.

Under the California Law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board of directors. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board of directors only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. Photonics' Articles and Bylaws do not authorize the Board to fill such a vacancy.

Limitation of Liability of Directors and Indemnification. Under the Texas Law, a corporation may include in its certificate of incorporation a provision which would, subject to the limitations described below, eliminate or limit directors' liability for monetary damages for breaches of their fiduciary duty of care. Under the Texas Law, a director's liability cannot be eliminated or limited (i) for breaches of the duty of loyalty, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for the payment of unlawful dividends or expenditure of funds for unlawful stock purchases or redemptions, or (iv) for transactions from which such director derived an improper personal benefit.

Under the California Law, a corporation is permitted to adopt a provision in its articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care, provided such liability does not arise from certain proscribed conduct, including intentional misconduct and transactions pursuant to which the director received an improper personal benefit. In addition, under the California Law, (i) a corporation has the power to indemnify a director against expenses, judgments, fines and settlements if that person acts in good faith and in a manner the person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding. had no reasonable cause to believe the conduct of the person was unlawful, and (ii) a corporation has the power to indemnify, with certain exceptions, any person who is a party to any action by or in the right of the corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of the action if the person acted in good faith and in a manner the person believed to be in the best interests of the corporation and its shareholders.

The indemnification authorized by the California Law is not exclusive, and a corporation may grant its directors, officers, employees or other agents certain additional rights to indemnification. The Photonics Articles and Bylaws provide for indemnification of its agents (as defined under the California Law) to the fullest extent permissible under the California Law, which may be in excess of the indemnification expressly permitted by Section 317 of the California Law. Photonics also has indemnification agreements with its officers and directors.

Shareholder Derivative Suits. Under the Texas case law, a stockholder may only bring a derivative action on behalf of the corporation if the stockholder was a stockholder of the corporation at the time of the transaction in .question or his or her stock thereafter devolved upon him or her by operation of law.

The California Law provides that a shareholder bringing a derivative action on behalf of the corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. The California Law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond.

Representations and Covenants

Under the Agreement, Photonics and REP-T made a number of representations regarding their respective capital structures. operations, financial condition and other matters, including their authority to enter into the Agreement and consummate the Acquisition. Each party covenanted that, until the consummation of the acquisition or the termination of the Agreement, it will maintain its business, and it will not take certain actions outside the ordinary course of business. Photonics agreed that following consummation of the Acquisition, it will undertake all necessary steps to distribute it's  shares of Sunnyvale Technology Corporation to the stockholders.

Conditions to the Closing

In addition to the approvals of the shareholders of REP-T and Photonics sought hereby, the obligations of Photonics and REP-T to consummate the Acquisition will be subject to the satisfaction of a number of other conditions, including the absence of any proceedings, order, decree or ruling by any court or governmental agency or any other legal restraint or action that would prohibit or render illegal the transactions contemplated by the Agreement.

Each party's obligations under the Agreement will also be conditioned upon the accuracy in all material respects of the representations and warranties made by the other party; the performance in all material respects by the other party of its covenants; the absence of material adverse changes in the financial condition, results of operations or assets and liabilities of the other party; the receipt of certain legal opinions.  The receipt of any required third party consents to the Acquisition, and the receipt of certain other documents.

At any time on or prior to the closing of the Acquisition, to the extent legally allowed, Photonics or REP-T, without approval of the shareholders of such respective company, may waive compliance with any of the agreements or conditions contained in the Agreement for the benefit of that company.

Termination or Amendment

The Agreement may be terminated by both parties at any time prior to the closing of the Acquisition by mutual consent or by either party if such party's conditions to closing as specified in the Agreement have not been satisfied as of the closing of the Agreement. The terms of the Agreement may be amended at any time by mutual consent of both parties, except that, after shareholder approval of the Agreement.

Indemnification

The closing of the Agreement is conditioned upon the approval of Proposal 6 as set forth hereinbelow relating to the indemnification of James T. Koo for all actions taken relating to the acquisition.

Regulatory Matters

Photonics and REP-T are not aware of any governmental or regulatory approvals required for consummation of the Acquisition other than compliance with the federal securities laws and applicable securities and "blue sky" laws of the various states.

Expenses and Fees

In the event that the Acquisition is consummated, all legal, accounting, tax, investment advisory and other fees incurred by Photonics and REP-T in connection with the Acquisition that are not paid out of the escrow account that has been established from the proceeds of the sale of Sunnyvale Technology Corporation will be assumed by Photonics.   In the event that the Acquisition is consummated, to the extent that the costs exceed the amount in the escrow account that has been established from the proceeds of the sale of Sunnyvale Technology Corporation, REP-T will bear the remainder of the costs and expenses in connection with the Agreement and the transactions provided for therein. Transaction cost, and other direct costs associated with such transactions are anticipated to total approximately $125,000, consisting primarily of transaction costs and legal and accounting expenses.

Reasons for the Acquisition

Photonics Reasons

The management of Photonics also believes that the following are additional reasons for shareholders of Photonics to vote FOR approval of the .Acquisition:

Because of its several years of operating losses, Photonic's management has been forced to end its operations, lay off its employees and liquidate its product inventories.  Due to the fact that Photonics' ability to survive as an independent entity is in doubt, the acquisition of REP-T is an alternative to dissolution and liquidation.
The Acquisition allows Photonics an opportunity to enter into both a new business and new markets and better utilize its technology and resources. Because Photonics has thus far focused on a single market niche (the personal computer I/O market). Photonics' performance has been exclusively dependent on a market which has failed to be profitable in line with expectations.
Photonics believes that the combined company will be able to obtain equity and/or debt financing.  At present, Photonics is unable to procure any equity or debt financing. Such additional financing is needed to build Photonics'  newly revised management, development, marketing and customer support operations.
The Acquisition allows Photonics to leverage REP-T's established business operations.

In the course of its deliberations, the Company and its advisors received presentations from, and reviewed a number of additional factors relevant to the .Acquisition including the alternatives to the Acquisition such as possible financing, merger with other entities and dissolution and liquidation. Ultimately, the Board determined that their were no viable merger partners other than REP-T. The principal factors considered in connection with the determination of the consideration for the Acquisition were the trading prices of shares of Photonics Common Stock over the past several months, the companies' historical and projected revenue, the accounts payable and other financial and technical  assets of the two companies.. The Company also specifically considered the advisability of a liquidation of Photonics as opposed to the proposed Acquisition.  The Company believes the benefits to Photonics' shareholders from the Acquisition will enhance value to Photonics' shareholders in the future. Based on the structure of the proposed Acquisition, the Company evaluated the combined company on a going forward basis.  Additionally, the Company considered the fact that Photonics' liquidation value after payment of the accounts payable would be at or close to zero.. The dissolution of Photonics would be less favorable to Photonics' shareholders due to potentially high liquidation costs which would adversely affect the value of a distribution to Photonics' shareholders. The Company understands, as should each shareholder, that no assurances can be given that the combined company will realize the long term benefits of Acquisition. A number of potentially negative factors concerning the Acquisition were also discussed including the risk that the trading prices of  Photonics' Common Stock could be adversely affected by announcement of the Acquisition, the risk that the benefits sought to be achieved by the Acquisition will not be realized, potential adverse tax consequences of the Acquisition and the difficulty of combining two separate operations with disparate geographic locations, as well as the other risks described above under "Risk Factors."

REP-T Reasons

The Board of Directors of REP-T believes that the following are additional reasons for stockholders of the Company and REP-T to vote FOR approval of the Acquisition.

REP-T believes the Acquisition will allow the combined company to increase its sales revenues and enhance the market penetration of its products by potentially gaining access to new distribution channels and marketing relationships.  Such access may be gained through acquisitions of software licenses and companies..

The Acquisition may enhance the combined company's access to debt and equity markets and allow it to fund its operations at more favorable terms because the combined company's balance sheet may be viewed more favorably by potential lenders and investors than REP-T's current balance sheet.

The legal structure of the Acquisition would permit the exclusion of certain liabilities from being liabilities of the combined company through the conversion of such liabilities into common stock and the indemnification of the Company against liabilities through the Photonics Trust (as set out in the STOCK PURCHASE AGREEMENT AND PLAN OF REORGANIZATION that is attached hereto as an Appendix).

In the course of its deliberations, the Board of Directors of REP-T reviewed with REP-Ts management a number of other factors relevant to the Acquisition. In particular, the REP-T Board considered, among other things: (i) information concerning REP-T's and Photonics' respective businesses, prospects, financial performances, financial conditions and operations; (ii) the public stock market price of Photonics Common Stock in the recent past; (iii) exchange ratios in other selected similar transactions of merger and acquisition; (iv) an analysis of the respective contributions to revenues and operating results of the combined company; (v) compatibility of the managements of REP-T and Photonics; (vi) alternatives for growth in the markets served by REP-T; and (vi) the sizable loss carry-forward held by Photonics.

The Board of Directors of REP-T also considered a variety of potentially negative factors in its deliberations concerning the Acquisition, including: (i) the operating losses and recent curtailment of business activity of Photonics: (ii) the risk that the combined company might not realize the expected advantages of the Acquisition: (iii) the charges expected to be incurred in connection with the Acquisition including the transaction costs and costs of integrating the businesses of the companies; (iv) the risk that the combined company's ability to increase or maintain revenues might be diminished by intensified competition among suppliers of similar or related products; (v) the risk that. despite the efforts of the combined company, the services of key persons might not be retained: (vi) the risk of potentially adverse tax consequences of the Acquisition; and (vii) other risks described above under "Risk Factors." .

After considering the foregoing factors, the Board of Directors of Photonics determined that the Acquisition was in the best interest of Photonics and its shareholders. and the Board of Directors of REP-T determined that the Acquisition was in the best interest of REP-T and its stockholders.   Accordingly. the Boards of Directors of both companies approved the Acquisition.  In view of the wide variety of factors considered. both positive and negative. Photonics" and REP-T's Boards of Directors did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered.

Disadvantages of the Acquisition of  REP-T

The shareholders of REP-T shall be, upon approval of the reorganization and acquisition by the shareholders of the Company, issued sufficient shares of PHOX, to own approximately 85% of the fully diluted shares of PHOX.   This issuance of shares of PHOX to the shareholders of REP-T will have the effect of greatly diluting the interest of the current shareholders of PHOX.

Recommendation of the Company

THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE ACQUISITION OF REP-T BY THE PHOTONICS SUBSIDIARY, REPIPELINE.COM, INC., A DELAWARE CORPORATION

In making the foregoing recommendation, the Company considered the following material factors:

    (i)     The terms of the Stock Purchase Agreement which is the product of arm's length negotiations among the parties;
     (ii)     The Company's potential for an increased cash resources as a result of the Company's acquisition of REP-T;
     (iii)    The opportunity to provide both public and employee stockholders with an opportunity to obtain additional liquidity for a portion of their equity holdings in the Company; and
     (iv)     The potential strategic benefit to the Company from an entry into a field of business with opportunities to expand through further strategic acquisitions.

    Management did not assign relative weight to the above factors or determine that any factor was of particular importance. Rather, the management views this position and its recommendations as being based on the totality of the information presented to it and considered by it.

PHOTONICS FINANCIAL STATEMENT PRESENTATION

While the Agreement provides that the Photonics Trust shall indemnify the Purchaser as to certain liabilities, under purchase accounting. the pro forma financial statements included in this Proxy Statement/ Prospectus include the complete liabilities on the balance sheet of the combined company. The combined company will include such liabilities in its financial statements with an entry for the offsetting indemnity until such time as the liabilities are settled. The combined company intends to record appropriate adjustments relating to the liabilities upon settlement thereof.

Unaudited Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined financial statements combine Photonic's results of operations for the six month period ending June 30, 2000 with REP-T's results of operations for the six months ended June 30, 2000 giving effect to the transaction contemplated by the Agreement as if it has occurred on January 1, 2000.  The pro formas reflect certain assumptions deemed probable by management regarding the proposed acquisition. No adjustments to the pro forma condensed combined financial information have been made to account for different possible results in connection with the foregoing, as management believes the impact on such information of the varying outcomes individually or in the aggregate would not be material.

The Photonics historical financial statement data as of and for the six months ended June 30, 2000 is unaudited.  The REP-T historical financial statement data as of and for the six months ended June 30, 2000 is audited.  The pro forma financial statements have been prepared on the same basis as the audited financial statements and, in the opinion of their respective managements, contain all adjustments necessary for the fair presentation of the results of operations for such period if the companies were combined.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the transaction contemplated by the Agreement been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position.

Photonics Corporation
REpipeline.com, Inc.
Combined Balance Sheet
(Amounts in thousands)

                                 Photonics        REP-T  Combined
                                 June 30,        June 30,     June 30,
                                 2000              2000         2000
                                (Unaudited)     (Unaudited)  (Unaudited)
Assets
Current Assets:
Cash and cash equivalents              16             73         89
Accounts Receivable less reserves       0             37          0
Other Receivables                       0              0          0
Inventories, net                        0              0          0
Prepaid expenses and other
   current assets                       0              0          0
Total current assets                   16             60         76

Furniture and equipment, net            0              8          8
Other Assets                            0            116        116
Total Assets                           16            184        124

Liabilities and shareholders equity (deficiency)
Current Liabilities:
Accounts payable (1)                1,780             59         59
Accrued liabilities (2)               362             19         19
Note Payable - AR Credit Line           0              0          0
Due to Related Parties (3)          2,071              0          0
Other                                   0              0          0
Total current liabilities           4,213             78         78

Deferred Taxes                          0              0          0
Total Liabilities                   4,213             78         78

Minority interest in subsidiaries
Shareholders' equity (deficiency):
Common stock                       46,344            556     46,900
Treasury stock                          0
Capital subscription                    0            716        716
Accumulated deficit               (50,541)          (610)   (51,151)
Cumulative translation adjustment       0              0          0

Total shareholders'
equity (deficiency)                (4,197)           662     (3,535)

Total liabilities and
shareholders' equity                $  16            184        200

1 - 2) Conversion of Accounts Payable into Common Stock prior to closing
3) Conversion of Notes Payable to Common Stock

Photonics Corporation
REpipeline.com, Inc.
Combined Statements of Operations
(Amounts in thousands, except per share data)

                               Six months ended June 30, 2000
                                         (Unaudited)
                                     Photonics   REP  Combined
REVENUES:
  Net Product Sales                    $   0    $  0  $      0
     Cost of Revenues                      0       0         0
                                     ----------  -------   -----
     Gross Profit                          0       0         0

OPERATING EXPENSES:
  Research and development                  0     109       109
  Selling, general and
    administration                         57    297        354
                                        ------  ------   -------
    Total operating expense                57    406         461
       Income (loss)from operations       (57)  (406)       (461)

OTHER INCOME (EXPENSE):
  Interest income                           0      0           0
  Interest expense                          0      0           0
  Other Income                              0      0           0
  Other expense                           (54)     0           0
                                          -----   -----       ----
       Total other income (expense)        (54)     0           0
    Provision for taxes                      0      0           0
       Net income (loss)              $   (111) $(406)   $   (517)

Net income (loss) per share                (.02) (.073)       (.03)
                                            ===== =====       ======
Shares used in
per share calculation                  6,765,496 5,561,834 29,158,766 (4)
                                         =======  ======   ==========

 4) Number of Shares Outstanding after completion of the proposed consolidation

Photonics Corporation
REpipeline.com, Inc.
Combined Statement of Cash Flows
(Amounts in thousands)
(Unaudited)
                                        Six months ended June 30,2000
                                         Photonics     REP   Combined
                                         ----------- ------- ----------
Cash flows from operating activities:
   Net income (loss)                     $   (111)  $ (402)  $ (513)
   Adjustments to reconcile net cash
   used in operating activities:
   Depreciation                                 0        0        0
Changes in operating assets and liabilities:
     Accounts Receivable                        0        0        0
     Inventories                                0        0        0
     Deposits and prepaid expenses              0        0        0
     Accounts payable                          54        0       54
     Due to Related Parties                     0        0        0
     Accrued Liabilities                        0        0        0
     Other                                       0        0        0
Net Cash Provided by (used for) Operations $  (57) $  (455) $  (512)
                                              ======= =======  =======
Cash flows from Investing Activities:
    Sale (Purchase) of Property
    and Equipment                            (0)        0        0
Net Cash used in Investing Activities     $  (0)    $   0   $    0
                                             =======     ==       ===
Cash Flows from Financing Activities:
  Proceeds from Capital
   Stock Subscription                           0      464       464
  Net Borrowings (Repayments)
   under Bank Lines                             0        0         0
  Borrowing (repayments of other debt ), net    0        0         0
  Other Equity Transactions, net                0        0         0
Net Cash provided by (used for) Financing       0       $0         0
                                               =====   =======  =======
Net increase (decr.) in Cash and Cash
  Equivalents                                  (57)      9        48
Cash and Cash Equivalents Beginning of  Period  73      12        85
Cash and Cash Equivalents at end of  Period  $  16    $ 13      $ 29
                                              ======   ====== ========

Photonics Corporation
REpipeline.com, Inc.
Combined Statements of Operations
(Amounts in thousands, except per share data)

                                   Six months ended June 30, 2000
                                          (Unaudited)

                                   Photonics     REP       Combined
REVENUES:
  Net Product Sales                  $   0      $  0       $      0
     Cost of Revenues                    0         0              0
                                  ----------     -------  ----------
     Gross Profit                        0         0              0

OPERATING EXPENSES:
  Research and development                0      164             164
  Selling, general and administration    59      446             505
                                      ------    -------   ----------
    Total operating expense              59      610             669
       Income (loss) from operations    (59)    (610)           (669)

OTHER INCOME (EXPENSE):
  Interest income                        0        0               0
  Interest expense                     (53)       0             (53)
  Other Income                           0        0               0
  Other expense                       (110)       0            (110)
                                      -----  ----------     ----------
       Total other income (expense)   (163)        0            (163)
    Provision for taxes                 0          0               0
       Net income (loss)     $       (222)$     (610)     $     (832)

Net income (loss) per share          (.03)       (.11)         (.03)
                                     =====     =========    ==========
Shares used in
per share calculation            6,765,496   5,561,834    29,158,766 (4)
                                   =======    ==========   ==========

AUDITED FINANCIAL STATEMENTS OF REPIPELINE.COM, INC.

Independent Auditor's Report

Board of Directors and Stockholders
REpipeline.com, Inc.
Dallas, Texas

We have audited the accompanying balance sheet of REpipeline.com, Inc. (a development stage company) as of June 30, 2000, and the related statements of operations, stockholders' equity, and cash flows for the period August 16, 1999 (inception) through June 30, 2000.  These financial statements are the responsibility of the company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards.  Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of REpipeline.com, Inc. at June 30, 2000 and the results of its operations and its cash flows for the period August 16, 1999 (inception) through June 30, 2000 in conformity with generally accepted accounting principles.

Turner Stone & Associates
/s/
Certified Public Accountants
August 23, 2000

REpipeline.com, Inc.
( A DEVELOPMENT STAGE COMPANY )
BALANCE SHEET
JUNE 30, 2000

Assets

Current assets:
          Cash                                                  23,659
          Advances to former employees                         36,661
                 Total current assets                          60,320

Property and equipment, at cost, less
     accumulated depreciation of $ 1,998                        7,992

Other assets:
   Capitalized web site development costs,
   less accumulated amortization of $ 0      100,381
   Rental security deposit                    15,696          116,077

                                                               184,389
Liabilities and Stockholders' Equity

Current liabilities:
          Accounts payable, trade                              59,074
          Withholding taxes payable                            19,238
                  Total current liabilities                    78,312

Commitments and contingencies                                        0

Stockholders' equity:
 Common stock, $ .0001, 10,000,000 shares
 authorized, 5,561,834 shares issued and
 outstanding                                         556
Preferred stock, $ .0001 par value, 2,000,000
shares authorized, no shares issued and
outstanding, no preferences determined                0
Paid in capital in excess of par                715,900
Deficit accumulated during development stage   (610,379)
Treasury stock, 3,909,267 common stock
shares at $ 0 cost                                    0      106,077
                                                              184,389

The accompanying notes are an integral part of the financial statements.

REpipeline.com, Inc.
( A DEVELOPMENT STAGE COMPANY )
STATEMENT OF OPERATIONS
PERIOD AUGUST 16, 1999 ( INCEPTION ) THROUGH JUNE 30, 2000

Revenues                                                         0

Costs and expenses:
          Web site development costs        164,201
          Marketing and promotion            26,286
         Compensation and benefits           67,922
         General and administrative         349,972
         Depreciation and amortization        1,998        610,379

Loss from operations                                      (610,379)

Interest expense                                                  0

Loss before income taxes                                  (610,379)

Provision for income tax benefit

Net loss                                                   (610,379)

The accompanying notes are an integral part of the financial statements.

REpipeline.com, Inc.
( A DEVELOPMENT STAGE COMPANY )
STATEMENT OF STOCKHOLDERS' EQUITY
PERIOD AUGUST 16, 1999 ( INCEPTION ) THROUGH JUNE 30, 2000

                Common Stock   Additional    Accumulated   Treasury
              No. of Shs.  $   Paid in Capital  Deficit     Stock   Total
 Balance at
August 16, 1999        0     0          0            0          0      0

Common stock
issued in
exchange for
organizational
services from
founder        3,930,267    393                                      393

Common stock
issued in
exchange for
cash             675,169     68    642,101                        642,169

Common stock
issued in
exchange for
services         956,398     95     73,799                         73,894

Common stock
shares expunged
from founder
and held in
treasury (3,909,267)                                           0       0

Net loss                                                (610,379)(610,379)

Balance at
June 30,
2000           5,561,834    556    715,900   (610,379)        0  106,077

The accompanying notes are an integral part of the financial statements.

REpipeline.com, Inc.
( A DEVELOPMENT STAGE COMPANY )
STATEMENT OF CASH FLOWS
PERIOD AUGUST 16, 1999 ( INCEPTION ) THROUGH JUNE 30, 2000

Cash flows from operating activities:
          Cash received from customers
          Cash paid to employees                              (67,922)
          Cash paid to suppliers                              (387,860)
          Interest paid
          Income taxes paid
Cash used in operating activities                             (455,782)

Cash flows from investing activities:
          Purchase of property and equipment                    (9,990)
          Web development expenditures                        (100,381)
          Rental deposit advanced                              (15,696)
          Advances to former employees                         (36,661)

Cash used in investing activities                             (162,728)

Cash flows from financing activities:
          Proceeds from issuance of common stock               642,169
Cash provided by financing activities                          642,169

Net increase ( decrease ) in cash                               23,659

Cash at beginning of the year                                         0
Cash at end of year                                              23,659

The accompanying notes are an integral part of the financial statements.

REpipeline.com, Inc.
( A DEVELOPMENT STAGE COMPANY )
STATEMENT OF CASH FLOWS
PERIOD AUGUST 16, 1999 ( INCEPTION ) THROUGH JUNE 30, 2000

Reconciliation of Net Loss
to Net Cash Flows Used in Operations

Net loss                                                        (610,379)

Adjustments to reconcile net loss to
     net cash flows used in operations:

          Depreciation and amortization             1,998
          Common stock issued for services         74,287
          Increase ( decrease ) in
          accounts payable                         59,074
          Increase ( decrease ) in
          withholding taxes payable                19,238       154,597

Net cash used in operating activities                          (455,782)

Supplemental Disclosure of Non Cash
Investing and Financing Activities

Issuance of common stock in exchange for services                74,287

The accompanying notes are an integral part of the financial statements.

REpipeline.com, INC.
( A DEVELOPMENT STAGE COMPANY )
NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and business

The Company was incorporated in the state of Texas on June 8,2000. The Company is an Applications Service
Provider (ASP) and Business Service Provider (BSP) for the commercial real estate industry. On July 10, 2000, the Company agreed to purchase the assets and assume the liabilities and shareholder's equity of RealEstate4Sale.com.  RealEstate4Sale.com, ("RE4S") was incorporated in Colorado on August 17, 1999, and its purpose was to provide a commercial real estate listings on the Internet.  However, the concept was too narrow for the marketplace, which requires a variety of services to the commercial real estate market over the Internet, which are best addressed by REpipeline.com.  The company, currently in the development stage, anticipates its new website will be completed and ready for use in November 2000.

Management estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Significant estimates include the capitalization of costs incurred to develop the Company's web site and the amortization of these costs over the estimated useful life of the web site ( Note 2 ).

Cash flows

For purposes of the statement of cash flows, cash includes demand and time deposits with maturities of less than three months.  None of the Company's cash is restricted.

Property and equipment

Property and equipment are stated at cost less accumulated depletion and depreciation.  Depreciation of property is equipment is being provided by straight line methods over estimated useful lives of five years.

Web site development costs

The Company accounts for its costs of developing its web site ( Note 2 ) pursuant to EITF Abstract No. 00-02.
Pursuant to this pronouncement, all costs incurred for planning activities have been charged to expense.
Costs incurred for development of the web site and its infrastructure are being capitalized and will be amortized using the straight line method over its estimated useful live of three years, beginning when the web site is available for use, which is anticipated to be in November 2000.  Costs incurred to operate the web site will be charged to expense.

Advertising costs

The Company's advertising costs, which consist primarily of printed materials, are charged to expense when incurred.  For the period August 16, 1999 ( inception ) through June 30, 2000, advertising expenses totaled $19,837.

Accounting for stock based compensation

SFAS No. 123, 'Accounting for Stock-Based Compensation', encourages entities to recognize compensation costs for stock-based employee compensation plans using the fair value method of accounting, as defined therein, but allows for the continued use of the intrinsic value method of accounting prescribed by APB Opinion No. 25, 'Accounting for Stock Issued to Employees'.  The Company has adopted the intrinsic value method to account for its stock options and as such is not required to recognize compensation expense in the accompanying financial statements because the market value of the Company's common stock was less than the exercise price on the dates the options were granted.

2.  WEB SITE DEVELOPMENT

During the period August 16, 1999 ( inception ) through June 30, 2000, the RE4S purchased a web site domain name for $ 90,000.  This web site allowed the RE4S to provide commercial listings of real estate properties over the Internet.  However,  the focus of these services was too narrow and was not accepted by the commercial real estate market, therefore the Company subsequently abandoned this web site and returned it to the seller, who forgave the remaining $ 64,000 balance owed on the purchase price.  The actual payments made for this web site totaling $26,000, along with the operating costs, were charged to expense.

The RE4S website technology was discontinued and REpipeline's technology platform was launched June 1, 2000.

In connection with the development of REpipeline's website, the Company has capitalized $ 100,381 of development costs, which consist primarily of the internal labor costs of employees directly associated with the development activity and external direct costs of materials and services consumed during the development activity.  These costs will be amortized over the three year estimated useful life of the web site beginning at the time the web site is available for use, currently anticipated to be in November 2000.

3.  LEGAL PROCEEDINGS/FORMER STOCKHOLDER

Many of the employees of the Company had previously been employees of RE4S. Tom Bailey, who was hired as President and CEO of RE4S on January 27, 2000, resigned his position as of May 1, 2000, citing a breach of Contract and failure to disclose the criminal background of Mr. Douglas Fonteno, the founder and acting officer of RE4S.  Tom Bailey incorporated REpipeline.com, Inc., a Texas corporation subsequent to leaving as President of RE4S.

In April 2000, Mr. Fonteno was incarcerated  for parole violation from a prior conviction of securities fraud. On April 28, 2000, the board of directors voted to expunge all shares of RE4S owned by Mr. Fonteno, his family members and/or affiliated companies, which were issued for inadequate consideration and proper approval by the Board of Directors.  These shares, totaling 3,909,267, are currently held in treasury by a wholly owned nominee corporation to be reissued in the future to outsiders for corporate financing of the Company and /or acquisition.

Prior to his displacement from RE4S, Mr. Fonteno made numerous non interest bearing advances to himself and several entities controlled by him totaling $ 183,906.  Although these advances have been written off as uncollectable in the accompanying financial statements, the Company is in the process of obtaining a
Writ of Garnishment against Mr. Fonteno in the amount of $ 180,858 and will attempt to collect this amount.
Any amount received in the future will be recorded as income.

4.  COMMITMENTS AND CONTINGENCIES

Legal proceedings

The Company is subject to legal proceedings and claims which arise in the ordinary course of its business.  As of this date, except for its legal proceedings against its founder ( Note 3 ), the Company is not a party to a lawsuit or other legal claims or contingencies.  Management does not believe the outcome of its lawsuit with its founder will have an adverse effect on the Company's financial position, operating results or cash flows.

Employment agreements

On May 1, 2000, the Company entered into an employment agreement with George Thomas Bailey, its President/CEO.  The agreement, which expires June 30, 2003, provides for annual compensation of $150,000 increasing to $225,000 after the Company raises $ 2 million in equity funding.  In addition, the agreement provides a $200,000 signing bonus, payable after the above funding has been raised.  The company has the option to pay half of the amount payable in common stock shares of the company valued at the bid price of the stock as of the effective date of the agreement.  In the case of termination, the agreement provides for a 12 month salary severance package, reduced by 50% if the termination is for cause.  The agreement provides for an equity bonus package if the Company completes its proposed merger with a public company ( Note 7 ) and if the Company achieves various goals as these goals are defined in the agreement.  In the case of the Photonics merger, an option to purchase at $0.10 per share approximately 11,000,000 shares  would be issued to Mr. Bailey.

In addition, this employment agreement provides qualified stock options for 500,000 of the Company's common stock at an exercise price of $ 0.10 per share (post merger).  These options vest over the three year term of the employment agreement and automatically expire three years from the date they vest.  Upon termination, all vested options must be exercised within 45 days or they expire and all non-vested options will be cancelled. Subject to the approval of the Photonic's  shareholders.

Leases

The Company is obligated under a non-cancelable operating sublease agreement for its office facilities, effective May 1, 2000 and expiring December 31, 2001.  The agreement provides for a monthly rental payment of $ 5,232 and a three month security deposit.  There is no option for renewal.  Prior to May 1, 2000, the RE4S leased office space from its founder, a corporation of Mr. Fonteno ( Note 3 ) under a month to month agreement at $ 3,000 per month.  Rent under this agreement totaled $ 15,000.  At June 30, 2000, future minimum rental payments required under the terms of the above sublease agreement is as follows.

     Year Ended June 30,                            Amount
             2001                                            62,784
             2002                                            31,392
             2003                          0
                                      94,176

 Common stock to be issued

The Company has agreed with three of its vendors to satisfy $ 36,250 of its accounts payable obligations through the issuance of 145,750 shares of its common stock.  No specific time has been established for these shares to be issued.

5.  INCOME TAXES

The Company uses the accrual method of accounting for federal income tax reporting purposes.  At June 30, 2000, the Company has a net operating loss carry forward for tax reporting purposes of approximately $ 580,000  which expires through the year 2010.

Deferred income taxes are recognized for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the tax bases of those assets and liabilities that will result in taxable or deductible amounts in future years.  At June 30, 2000, pursuant to Statement of Financial Accounting Standards No. 109, the Company has recognized deferred tax assets and liabilities, the significant components of which are summarized below.

Deferred tax assets:

     Net operating loss carry forward                         197,200
  Deferred tax liability:
      Depreciation and amortization                                    (800)
  Gross deferred tax asset                                                196,400
Valuation allowance                                                            (196,400)
Net deferred tax asset                                                                    0

A reconciliation of income tax expense at the statutory federal rate of 34% to income tax expense at the Company's effective tax rate for the period August 16, 1999 ( inception ) through June 30, 2000 is as follows:

Tax expense ( benefit ) computed at statutory rate            (196,400)
Valuation allowance increase                                                           196,400
 Income tax expense ( benefit )                                                                  0

6.  FINANCIAL INSTRUMENTS

The Company's financial instruments, none of which are held for trading purposes and which potentially subject the Company to credit risks, consist of its cash and advances to its former employees.

Cash

The Company maintains its cash in bank deposit and other accounts which, at times, may exceed federally insured limits.  The Company has not experienced any losses in such accounts and does not believe it is subject to any credit risks involving its cash.

Advances to former employees

The Company's advances to its former employees are non interest bearing, due on demand and are secured by 28,186 shares of the Company's common stock issued to the former employees but held by the Company.  Management believes this collateral will be sufficient to induce repayment of the advances and that it is not exposed to any significant credit risks affecting these advances and that these advances are fairly stated at estimated net realizable amounts.

7.  PROPOSED MERGER WITH PUBLIC COMPANY

On June 30, 2000, the Company entered into an agreement with an inactive, public California corporation whereby the stockholders of the Company would exchange their common stock shares for 85% of the outstanding common stock shares of the public company.  The public company would survive the merger and the transaction would be accounted for as a reverse merger similar to a pooling of interests.

A condensed pro forma balance sheet of the combined companies, assuming the merger was effected June 30, 2000, is a follows.

Assets

Current assets                                       135,320
Other assets                                            124,069
                                  259,389
 Liabilities & Equity

Current liabilities                         4,025,049
Other liabilities                                              0
Stockholders' equity                     (3,765,660)
                                  259,389

8.  STOCK OPTIONS

At May 1, 2000, pursuant to an employment agreement ( Note 4 ), the Company had granted 27,778 options to purchase the Company's common stock at an excise price of $ 1.00.  The following pro forma information is required by SFAS No. 123 and is based on the fair value of the options estimated by management to be approximately $ .09 per share.  Management's estimate of fair value is primarily based on the book value of the Company since no other recoverable form of value measurement is available.

Pro forma net loss                                          (662,687)

PROPOSAL 6

RATIFICATION OF THE ACTIONS OF JAMES T. KOO AND INDEMNIFICATION OF JAMES T. KOO

Prior to the resignation of each of the individual directors from the board of Photonics in June 1999, the then incumbent board voted to engage James T. Koo as an individual management committee for the broad purpose of selling, liquidating or otherwise winding down Photonics Corporation.

The California Corporations Code, Section 300 states:

"The board may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the board."

The California Corporations Code, Section 307(8) states:

"Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the board, ..."

Section 307(8)(c) adds:

(c) The provisions of this section apply also to committees of the board and incorporators and action by such committees and incorporators, mutatis mutandis.

The Amended and Restated Bylaws of Photonics Corporation state under Article 3.1:

"Subject to the provisions of the Code and any limitations in the article of incorporation and these bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors." (emphasis added)

Mr. Koo's engagement to manage the winding down, sale or reorganization of the Company at the direction of the board of directors is documented by minutes and a resolution from the board of directors. Such resolution from the prior board of directors is included with this Proxy/Prospectus as Appendix I.   Management believes that all of the actions taken by Mr. Koo fall squarely within the authority granted to him as managing consultant on behalf of the board of directors.

However, the purpose for the Company requesting shareholder approval of the actions of Mr. Koo relating to the Proposals set out in this Proxy/Prospectus is to have a corporate record that that indicates shareholder approval of all actions taken in preparation for and in consummation of the transactions relating to the Proposals set forth herein.  Shareholder approval of these actions along with the approval by the newly elected board of directors of the same actions will remove any doubt from any third party that the actions of the Company have the benefit of complete and full corporate authorization and may be relied upon by all parties.  The following are the actions taken by Mr. Koo on behalf of the Company for which ratification is sought:

a) Winding down the business of Photonics Corporation;
b) Relocating the headquarters of the Company to reduce costs and overhead;
c) Entering into a letter agreement with RealEsate4Sale.com, Inc. for  the acquisition of that company  by Photonics Corporation;
d) Terminating the letter agreement by and between RealEsate4Sale.com, Inc.  on May 31, 2000;
e) Entering into a letter agreement with REpipeline.com, Inc. for the acquisition of that company by Photonics Corporation;
f) Entering into the Stock Purchase Agreement and Plan of Reorganization with REpipeline.com, Inc. included herewith as Appendix E;
g) Terminating BDO Seidman as auditors of the Company;
h) Engaging Hines and Associates, Dallas, Texas as auditors of the Company;
i) Entering into individual agreements entitled "General Settlement Agreement With PHOX and its Debt Holders"  with the creditors listed on Appendix G, attachment 1;
j) Forming Sunnyvale Technology Corporation as a subsidiary of the Company;
k) Transferring the assets and business of DTC Data Technology, a division of Photonics, to Sunnyvale Technology Corporation;
l) Purchasing a 90% interest in Sunnyvale Technology Corporation from the Company under the terms and conditions set out and described in Proposal 7 of this Proxy/Prospectus;
m) Terminating Hines and Associates, Dallas, Texas as auditors of the Company;
n) Employing Turner Stone & Company of Dallas, Texas as the auditors for  the Company;
o) Performing such other actions as were normal, customary and ancillary to the foregoing actions.

Further to the ratification of Mr. Koo's actions and subject to the approval of this Proposal,  the Company intends to enter into an indemnification agreement with James T. Koo. The agreement is included with this Proxy/Prospectus as Appendix J.  The indemnity agreement contains language that can be found in many indemnity agreements entered into with members of the board of directors of other publicly traded companies.  It requires the Company to indemnify Mr. Koo for certain liabilities to which he may be subject as a result of his affiliation with the Company and preparation and negotiation of the transactions set out immediately above, to the fullest extent allowed by California law.

California law contains statutory limitations on the length of time during which an aggrieved party may file a lawsuit against a person or entity.  The effect of the indemnity agreement will be to protect Mr. Koo during the time within which a lawsuit can be filed.  Under California law, a lawsuit based upon a written contract must be filed within four years of the date of the contract (California Code of Civil Procedure, Section 337.1), a lawsuit based upon fraud or mistake must be filed within three years of the date of occurrence of the fraud or mistake (California Code of Civil Procedure, Section 338.d) and a lawsuit based upon an oral contract must be filed within two years of the date of the contract (California Code of Civil Procedure, Section 339.1).  Based on the actions of Mr. Koo and the time periods allowed under California law for filing a lawsuit, the Company could be exposed for a period as long as four years from the date that Mr. Koo entered into a contract on behalf of the Company.

Neither the Company nor Mr. Koo  is aware of any disputes, controversies, actions or claims pending or threatened against James T. Koo or the Company relating to the foregoing activities.

Authorization for Indemnity under California and Federal Law

California law specifically provides that a corporation may indemnify it' officers, directors and agents (California Corporations Code,  Section 204(11) but imposes limitations on such indemnity.  A corporation may indemnify it's agent, provided, however, that the provision may not provide for indemnification of any agent for any acts or omissions or transactions from which a director may not be relieved of liability as set forth in the exception to paragraph (10).  California Corporations Code, Section 204(10) states:

"such a provision may not eliminate or limit the liability of directors (i) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) for acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (iii) for any transaction from which a director derived an improper personal benefit, (iv) for acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its shareholders, (v) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders, (vi) under Section 310, or (vii) under Section 316, ..."

Insofar as indemnification for liabilities arising under federal and state securities laws, and public policy considerations underlying such laws, may be permitted to directors, officers or persons controlling the Company, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy and is therefore unenforceable.

Meaning of the Indemnity Agreement

The effect of the indemnity agreement to Mr. Koo is that he will be held harmless by the Company for any costs or expenses relating to the actions set out above.  The agreement states that if Mr. Koo was involved in or a witness to any  threatened, pending or completed action, suit or proceeding, by reason of the fact that he was an  agent of the Company, he will be held harmless against any and all expenses relating to that matter.  If Mr. Koo made any negligent misrepresentations, intentional omissions or mistakes in the actions cited above, the Company will be responsible for defending his actions and for paying any claims that result in liability against Mr. Koo or the Company.  If Mr. Koo has taken actions relating to the above items that result in claims against him or the Company, the Company could suffer financial obligations to settle such claims.

In the event that Mr. Koo is elected as a director of the Company,  the Indemnity Agreement will also hold him harmless from future liability relating to actions that he takes on behalf of the Company, subject to the same limitations recited above.

The closing of the REP-T acquisition as outlined in Proposal 5 is conditioned upon the approval of this Proposal 6 by the shareholders of the Company.

Recommendation of the Company

THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE RATIFICATION OF THE ACTIONS OF JAMES T. KOO AND THE INDEMNIFICATION OF JAMES T. KOO.

PROPOSAL 7

RATIFICATION OF THE DTC DATA TECHNOLOGY TRANSFER AND SALE OF 90% OF SUNNYVALE TECHNOLOGY CORPORATION

The Company is seeking ratification of the incorporation of Sunnyvale Technology Corporation as a subsidiary of Photonics Corporation, Inc, the transfer of the assets and business of DTC Data Technology, a division of Photonics, to Sunnyvale Technology Corporation and the sale of 90% of the shares of Sunnyvale Technology Corporation to James T. Koo.

History of DTC and Sunnyvale Technology

DTC Data Technology (DTC) was an operating division of Photonics resulting from a merger completed in March 1996.  Photonics Corporation carried on its business under the name of DTC since DTC was a better known name in the personal computer I/O peripheral business.   On June 21, 1999, the Company's board of directors voted to shutdown the business due to continued losses, a lack of capital and a changing market.   The managing consultant, James T. Koo was engaged to wind down the business which included selling all the tangible and intangible assets and the business of the DTC division. Mr. Koo attempted to sell the entire inventory and fixed assets of the DTC division and received two offers in the amounts of $17,000 and $5,000 respectively.  Mr. Koo declined both offers and eventually derived sales over $250,000 from these inventories in second half of 1999.  During September of 1999 an offer of $50,000 to buy all the intellectual property, including the trademark DTC of the Company but without any associated inventory bearing the trademark and without the assumption of any liability was received.  However the individual making the offer for the buyer has since left the company that made the offer.  No firm offer has since been received from that company.  In November 1999, Coast Business Credit, which had been acting as the secured credit facility for the Company, after an audit in October, questioned the quality of the receivables and determined that the Accounts Receivable of the Company, although, at that time, over $500,000, would not be able to pay back the bank debt at $17,000, and refused to advance an additional $15,000 to the Company unless a personal guarantee was in place.  Consultant James T. Koo provided the required personal guarantee for the advancement of the funds required for continuing operation of the Company.  This loan was paid off in December 1999 after an intense effort of collection from Company's receivables.

Because of the lack of financial resources, DTC was no longer pursuing R&D efforts and had no cash to procure needed inventory to satisfy customer demands.  It was losing its major customers and operating in a declining market by selling existing older inventory which would eventually cease to provide any revenues. At the same time, a massive inventory and fixed assets write off was taken when the Company moved to a much smaller headquarter space during the year of 1999.  This move negatively impacted the Gross Margin and made it meaningless for any detailed discussions.  Due to lack R&D in a rapidly changing market of Personal Computer, the Company's products quickly become non-competitive or obsolete.  Approximately 34% ($0.263 million) sales during 1999 were derived from Company's Y2K solutions for PCs.  The sales for these products stopped after January 1, 2000.  Approximately 55% of the sales were from distributors Ingram Micro and Merisel in 1999.  Both of them terminated the relationship with the Company in 2000.

Assets of Sunnyvale Technology

A list of the assets of Sunnyvale Technology is included with this Proxy/Prospectus as Appendix J.  The total fixed assets have a book value of $3,985.  Total inventory has a book value of  $23,857.33.  Together, the total book value of all hard assets is equal to $27,842.33.  No value has been assigned to the Company's accounts receivable which were last estimated to be approximately $140,000.

The DTC/Sunnyvale Technology Transaction as it relates to the Acquisition

During the extensive negotiations for the acquisition, REP-T indicated that it has no interest in this business segment and conditioned the acquisition transaction on the disposal of  DTC and the use of the proceeds from the sale thereof to defray the legal and accounting costs of the acquisition.  As a result, in preparation for the pending acquisition, the Company incorporated a new subsidiary company, Sunnyvale Technology Corp., a Texas corporation, and transferred all the tangible and intangible assets of the DTC division including the trademark DTC, the name DTC Data Technology, and associated business into Sunnyvale Technology Corp.  During the month of July, 1999, the Company received three written offers to purchase the assets of the DTC division of the Company in response to a solicitation of offers by Mr. Koo as part of his duties to wind down the Company.  The offers were from HMS Tech, Inc., Palo Alto, California for $16,050, from City Metals, San Jose, California for $.75 per pound of materials and from RA enterprise, Santa Clara, California for $5,100.  In lieu of accepting any of these offers, the Company sold 90% of Sunnyvale Technology to the former CEO of Photonics Corporation for $75,000 cash plus the assumption of certain liabilities, totaling approximately $65,000 effective December 31, 1999.

The funds received by Photonics have been used for auditing and other legal fees relating to the pending acquisition of REP-T.  The transfer of assets into Sunnyvale Technology Corp and subsequent sale of 90% interest in Sunnyvale Technology Corp has removed Photonics Corporation from transacting any commercial business.

Selected Financial Data for Sunnyvale Technology Corporation

Selected financial information taken from calendar year end 1998 and 1999 is audited and is selected from the financial statements of Photonics Corporation relating to it's DTC Data Technology division.  Selected financial information for  the period ending June 30, 2000 is unaudited and is from the start up operations of Sunnyvale Technology Corporation.

                                     Annual      Annual    6 months
                                      1998        1999        2000
                                     Audited     Audited   Unaudited

Revenues, net of returns
and allowances                    $3,484,000     $750,226  $201,626

Net Loss available to
common stockholders              $(2,820,000)  $(673,817) $(24,383)

Loss per share - Diluted              $(0.67)      $(0.19)  $(0.004)

Total Assets                        $852,000      $75,000  $196,683

Long-term debt payable,
net of current portion          $-               $-          $-

Stockholder's deficit -
Preferred stock                   $2,328,000   $2,328,136    $-

Reasons in Support of the DTC/Sunnyvale Technology Transaction

The management of Photonics also believes that the following are the salient reasons for shareholders of Photonics to vote FOR approval of the DTC/Sunnyvale Transaction:

* Because of its constrained capital resources, Photonic's management has been forced to end its operations, lay off its employees and liquidate its product inventories.  The remaining inventory and accounts receivable of DTC, which were transferred into Sunnyvale Technology, are rapidly declining in value due to changing technology.  Third parties have indicated that there is no other buyer to whom to sell the assets at a higher price.
* Sunnyvale Technology has continued to lose customers, revenue, and became unprofitable in the quarter ending June 30, 2000 following the transfer of the DTC assets to it.
* Sunnyvale Technology is unable to obtain equity and/or debt financing.  Such additional financing is needed to rebuild management, development, marketing and customer support operations.
* The sale of 90% of Sunnyvale Technology allows Photonics an opportunity to pay for the necessary accounting and legal costs associated with the Acquisition
* The price of $75,000 plus the assumption of approximately $65,000 of liabilities exceeds any other offer received for the sale of Sunnyvale Technologies or the assets formerly residing in DTC.
* REP-T has indicated that the sale of Sunnyvale Technology and the use of the proceeds from such sale to defray the cost associated with the merger is a condition of the completion of the acquisition.

Vote Required

The sale of a substantial asset of the Company, under California law, requires a vote of the majority of the holders of the common stock of the Company as of the record date.  While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes in the election of directors, the Company believes that both abstentions and broker non-votes should be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors in this manner.

Recommendation of the Company

THE COMPANY RECOMMENDS RATIFICATION OF THE FORMATION OF SUNNYVALE TECHNOLOGY CORPORATION, A TEXAS CORPORATION, AS A SUBSIDIARY OF PHOTONICS, THE TRANSFER OF ALL OF THE ASSETS AND CERTAIN LIABILITIES OF DTC DATA TECHNOLOGY TO SUNNYVALE TECHNOLOGY CORPORATION, THE SALE OF 90% OF THE SHARES OF SUNNYVALE TECHNOLOGY CORPORATION TO JAMES T. KOO FOR A CASH PAYMENT OF $75,000 PLUS THE ASSUMPTION OF CERTAIN LIABILITIES OF APPROXIMATELY $65,000 RELATING TO THE PRIOR DTC OPERATION DIVISION.

PROPOSAL 8

STOCK OPTION PLAN FOR THE OFFICERS AND EMPLOYEES OF THE COMPANY

The Company is seeking shareholder approval for an Incentive Stock Option Plan (the "Stock Plan") for the officers and employees of the Company.  Set forth below is a summary of the principal features of the Stock Plan. The summary, however, does not purport to be a complete description of all the provisions of the Stock Plan.

Employee Stock Option Plan

The 2000 Stock Plan provides options to purchase common stock, may be granted only to employees of the company and its subsidiaries.  Subject to any adjustment as provided by the Stock Plan, the aggregated number of shares, which have been authorized and reserved for issuance under the Stock Plan, subject to adjustments to reflect changes in the company's capitalization resulting from stock splits, stock dividends and other similar events be issued and sold, cannot exceed 3,000,000 shares of the combined company.

The plan is administered by the Compensation Committee.  The Committee has the sole authority to interpret the plan, to determine the persons to whom the options will be granted, to determine the basis upon which the options will be granted, and to determine the exercise price, duration and other terms of the options to be granted under the plan. The maximum period for exercise of an option may not be more than ten years from the date of grant and the exercise price may not be less than the fair market value of the shares underlying the options on the date of the grant.  Options granted become execrable at dates determined by the Stock Option Committee of the Board of Directors.   The Board of Directors may amend without stockholder approval, in any respect other than any amendment that requires stockholder approval by law, and may modify any outstanding option, including the repricing of non-qualifying options with the consent of the option holder.

The incentive stock options have a term of ten years (10) and an exercise price equal to the market price of the common stock on the day of the grant. The incentive stock options will vest at the rate of thirty-three and a third percent (33 1/3%) on an annual basis for three years.

Compensation Philosophy

The Company operates in a highly competitive and rapidly changing high technology industry. The goals of the compensation program are to align compensation with the company's newly revised business objectives and the performances of the employees, to enable the Company to attract, retain and reward executive officers and other key personnel who contribute to the long-term success of the Company, and to motivate them to enhance long-term shareholder value. Key elements of this philosophy are:

1. Total compensation should be sufficiently competitive with other companies in similar or related  industries so that the Company can attract and retain qualified personnel.

2. The Company desires to maintain annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

3. The Company desires to provide significant equity-based incentives for executives and other key employees to ensure that they are motivated over the long-term to respond to the Company's business challenges and opportunities as owners and not just as employees.

General

The Company believes that long-term equity compensation in the form of stock options is critical in order to attract qualified employees to the Company and to retain and provide incentive to current employees, particularly in light of the increasingly competitive environment for talented personnel. As of June 10, 2000, options to purchase 1,000,000 post acquisition shares of REP-T were outstanding pursuant to various stock option grants in connection with employment agreements of REP-T.  These shares will be integrated into the Stock Plan if the Stock Plan is approved by the shareholders.  There are currently no options outstanding for shares of Photonics.  The holders of the options for REP-T shares are set out under the discussion for Proposal 5.

Options granted under the Stock Plan may be either "incentive stock options" within the meaning of Section 422 of the Code, or nonstatutory stock options, at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. The Board of Directors, at its discretion, may also grant rights to purchase common stock directly, rather than pursuant to stock options, subject to certain restrictions discussed below.

The Stock Plan is not a tax-qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.  However, the terms of the Stock Plan may be changed in the future in order to comply with the provisions of the above or the Company may institute a second plan that incorporates the provisions of Section 401(a) of the Internal Revenue Code and the Employee Retirement Income Security Act of 1974.

Except for REP-T options that will be integrated, no stock purchase rights have been granted under the Stock Plan.   Shares not purchased under an option prior to its expiration will be available for future option grants under the Stock Plan.  The actual benefits, if any, to the holders of stock options issued under the Stock Plan are not determinable prior to exercise as the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of the Company's common stock on the date of exercise and the exercise price of a holder's stock option.

Purpose

The purposes of the Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

Administration

The Stock Plan may be administered by the Board of Directors or by a committee of the Board of Directors. The present intention of the Company is to have the Stock Plan administered by the Compensation Committee of the Board of Directors. The Compensation Committee, which shall be constituted to satisfy the applicable requirement of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Code Section 162(m), has the  exclusive authority to grant stock options and purchase rights and otherwise administer the Stock Plan with respect to the officers and directors. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Stock Plan.

Eligibility

The Stock Plan provides that either incentive stock options or nonstatutory stock options may be granted to employees (including officers and directors) of the Company or any of its subsidiaries or affiliates (including a partnership or limited liability company in which the Company owns any equity interest), provided, however, that employees of an affiliate are not eligible to receive incentive stock options. In addition, the Stock Plan provides that nonstatutory stock options may be granted to consultants (including directors who are not employees of the Company) of the Company or any of its subsidiaries or affiliates. The Board of Directors or the Compensation Committee selects the optionees and determines the number of shares to be subject to each option. In making such determination, a number of factors are taken into account, including the duties and responsibilities of the optionee, the value of the optionee's services to the Company, the optionee's present and potential contribution to the success of the Company, and other relevant factors.

 The Stock Plan provides that the maximum number of shares of common stock which may be granted under options to any one employee during any fiscal year shall be 300,000, subject to adjustment as provided in the Stock Plan. There is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

Terms of Options

Each option is evidenced by a stock option agreement between the Company and the optionee. Under the Stock Plan, as amended, each option is subject to the following additional terms and conditions:

         (a)  EXERCISE OF THE OPTION.  The Board of Directors or its committee determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of common stock to be purchased and by tendering payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in consideration of such form as is determined by the Board of Directors or its committee and specified in the option agreement, and such form of consideration may vary for each option.

        (b)  EXERCISE PRICE.  The exercise price under the Stock Plan is determined by the Board of Directors or its committee and may not be less than 100 percent of the fair market value of the common stock on the date    the option is granted, or 85 percent in the case of nonstatutory stock options granted to optionees who are not "covered employees" under Code Section 162(m). The fair market value per share is equal to the closing sale    price on the Nasdaq Stock Market on the date of grant. In the case of an incentive stock option granted to an optionee who owns more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, the exercise price must not be less than 110 percent of the fair market value on the date of grant.

        (c)  TERMINATION OF EMPLOYMENT.  If the optionee's employment or consulting relationship (including service as a director) terminates for any reason other than disability or death, options under the Stock Plan may be exercised not later than three months (or such other period of time not less than 30 days nor more than three months in the case of an incentive stock option or not less than 30 days nor more than 12 months in the case of a nonstatutory stock option as is determined by the Board of Directors or its committee, with such determination in the case of an incentive stock option being made at the time of grant) after such termination and may be exercised only to the extent that the option was exercisable on the date of termination. In no event may an option be exercised by any person after the expiration of its term.

         (d)  DISABILITY.  If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her total and permanent disability, options may be exercised within twelve months of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after the expiration of its term.

           (e)  DEATH.  Under the Stock Plan, if an optionee should die while employed or retained by the Company or during the 30 day period following termination of the optionee's employment or consulting relationship (including service as a director), options may be exercised within 12 months after the date of death (but in no event later than the expiration of its term) to the extent the options would have been exercisable (i) on the date of death, in the case of an optionee who dies while employed or retained by the Company, or (ii) on the date of termination of employment or consulting relationship, in the case of an optionee who dies within 30 days after termination of employment or consulting relationship.

        (f)  EXTENSION OF EXERCISE PERIOD.  The Stock Plan provides that, notwithstanding the limited periods described above, following termination of employment, disability or death of an optionee, the Board of Directors or its committee can extend the period of time for which an option will remain exercisable following termination of an optionee's employment or consulting relationship with the Company. In no event, however, may an option be exercised by any person after its expiration.

        (g)  TERMINATION OF OPTIONS.  The Stock Plan provides that options granted under the Stock Plan shall have the term as defined in such option agreement. In general, these agreements currently provide for a term of ten years. Incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, may not in any case have a term of more than five years. No option may be exercised by any person after its expiration.

        (h)  OPTION NOT TRANSFERABLE.  An option is nontransferable by the optionee other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death, provided, however, that the Stock Plan permits the Board of Directors or its committee in its discretion to grant transferable nonstatutory stock options that comply with applicable laws.

        (i)  ASSUMPTION OR SUBSTITUTION OF OPTIONS.  In the event of a merger or consolidation in which the Company is not the surviving entity, the Board of Directors is obligated to either accomplish a substitution or assumption of options or give 30 days notice of the optionee's right to exercise his or her outstanding options as to some or all of the optioned stock at any time within 30 days of such notice.

        (j)  OTHER PROVISIONS.  The option agreement may contain such other terms, provisions and conditions not inconsistent with the Stock Plan as may be determined by the Board of Directors or its committee.

Restricted Stock Purchase Rights

The Stock Plan permits the granting of rights to purchase common stock of the Company either alone, in addition to, or in tandem with other awards made by the Company. No such grants have been made to date. Upon the granting of a stock purchase right under the Stock Plan, the offeree is advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of common stock that such person is entitled to purchase, the price to be paid and the time in which such person must accept such offer. The purchase price for stock purchased pursuant to such rights shall not be less than 85 percent of the fair market value of such shares on the date of grant.

Unless the Administrator of the Stock Plan determines otherwise, the underlying stock purchase agreement for stock purchased pursuant to a stock purchase right granted under the Stock Plan will grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability).

Adjustments upon Changes in Capitalization

In the event any change, such as a stock split or dividend, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option, the annual limitation on grants to employees, as well as the number of shares available for issuance under the Stock Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Board of Directors or its committee.

Amendment and Termination

The Board of Directors may amend the Stock Plan at any time or may terminate it without approval of the shareholders, provided however, that shareholder approval is required for any amendment to the Stock Plan that increases the number of shares that may be issued under the Stock Plan, modifies the standards of eligibility, modifies the limitation on grants to employees described in the Stock Plan or results in other changes which would require shareholder approval to qualify options granted under the Stock Plan as performance-based compensation under Section 162(m) of the Code. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the Stock Plan. The Stock Plan shall terminate on December 31, 2010, provided that any options then outstanding under the Stock Plan shall remain outstanding until they expire by their terms.

Plan Benefits

The Company cannot currently determine the number of shares subject to options that may be granted in the future to executive officers, directors and employees under the Stock Plan.

Federal Income Tax Aspects of the Stock Plan

Options granted under the Stock Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code, or nonstatutory stock options.  The recipient of an incentive stock option does not incur ordinary taxable income at the time of grant or exercise of the option. However, the optionee may incur alternative minimum tax upon exercise of the option. The Company is not entitled to a tax deduction at the time of exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least one year after receipt of the shares by the optionee and two years after grant of the incentive stock option, any gain is treated as long-term capital gain. If these holding periods are not satisfied, the optionee recognizes ordinary taxable income equal to the difference between the exercise price, and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. In turn, the Company is entitled to a tax deduction for the amount of the ordinary income recognized by the optionee. Any gain to the optionee in excess of the ordinary income from a disposition which does not meet the statutory holding period requirements, is long-term capital gain if the sale occurs more than one year after  exercise or short-term capital gain if the sale occurs within one year after the exercise.

Options which do not qualify as incentive stock options are nonstatutory stock options. An optionee does not recognize taxable income at the time of grant of a nonstatutory stock option. However, upon exercise, the optionee does recognize ordinary taxable income equal to the excess of the fair market value of the shares at time of exercise over the exercise price. The income recognized by an optionee who is also an employee of the Company is subject to income tax withholding. Upon resale of such shares by the optionee, any difference between the sale price and the optionee's tax basis (exercise price plus the income recognized upon exercise) is treated as capital gain or loss.

Vote Required

The establishment or modification of a statutory and nonstatutory Stock Plan, under California law, requires a vote of the majority of the holders of the common stock of the Company as of the record date.  While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes in the election of directors, the Company believes that both abstentions and broker non-votes should be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors in this manner.

Recommendation of the Company

THE COMPANY RECOMMENDS APPROVAL OF THE ESTABLISHMENT OF THE STOCK OPTION PLAN FOR THE OFFICERS AND EMPLOYEES OF THE COMPANY.

PROPOSAL 9

STOCK OPTION PLAN FOR THE OUTSIDE DIRECTORS OF THE COMPANY

The Company is seeking approval to include outside directors (non Company employees) in the 2000 Stock Plan.

Outside Director Stock Option Plan

The inclusion of outside directors in the 2000 Stock Option Plan will  provides for the issuance of stock options to the outside directors of the company.  Pending approval of this proposal, a total of 250,000 shares has been authorized and reserved for issuance under the plan, subject to adjustments to reflect changes in the company's capitalization resulting for stock splits, stock dividends and similar events.   Outside Directors are those Directors of the Company who are not Executive Officers or regular salaried employees of the Company as of the date the option is granted. Under the plan, an option for 15,000 shares Common Stock will be granted to each person who qualified as an outside director each year that such person is elected as a director of the Company.  The exercise price of each option granted under the plan will be the fair market value (as reported by the Nasdaq national market) of the Common stock at the time the option is granted.  Each option will be exercisable immediately, and will expire ten years from the date of grant.

Vote Required

The establishment or modification of a statutory and nonstatutory Stock Plan, under California law, requires a vote of the majority of the holders of the common stock of the Company as of the record date.  While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes in the election of directors, the Company believes that both abstentions and broker non-votes should be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors in this manner.

Recommendation of the Company

THE COMPANY RECOMMENDS APPROVAL OF THE INCLUSION OF OUTSIDE DIRECTORS IN THE STOCK OPTION PLAN FOR THE OFFICERS AND EMPLOYEES OF THE COMPANY.

PROPOSAL 10

RATIFICATION OF INDEPENDENT AUDITORS FOR THE YEAR 2000

History of Auditors

Hein and Associates, LLC was hired as the Company's independent public accountants for the fiscal year ending December 31, 1999, by James Koo, as consultant to the Company, due to cost reasons.  Such placement of Hein and Associates typically is done by Director approval, however there are no current Directors serving on the Company's Board of Directors and an auditor is needed immediately to ensure the Company's required SEC filings are maintained timely.

Subsequent to the hiring of Hein and Associates, LLC, management determined that the auditors were not performing in a timely manner.  Their lack of timely response caused the Company to not be able to file audited financial statements with the 10K annual reports.  As a result, the Company's listing on NASDAQ has been moved to the pink sheets for share price quotations.  In order to remedy this situation, the Company hired Turner Stone and Associates, LLC who has completed the audit and filed an amended annual report. The Company is in the process of re-applying for listing on the over-the-counter reporting status.

Shareholder ratification of the selection of Turner Stone and Associates LLC as the Company's independent public accountants is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Turner Stone and Associates to the shareholders for ratification as a matter of good corporate practice due to the lack of a Board of Directors. If the shareholders fail to ratify the selection, the new Audit Committee and the new Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the new Audit Committee and the new Board, at their discretion may direct the appointment of different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Turner Stone and Associates, LLC.

THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS APPROVE TURNER STONE AND ASSOCIATES, LLC AS THE INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR 2000.

PROPOSAL 11

          SHAREHOLDER PROPOSALS FOR 2000 ANNUAL SHAREHOLDERS' MEETING

Proposals of shareholders intended to be included in the Company's proxy statement for the Company's 2000 Annual Meeting of Shareholders must be received by Photonics Corporation, Attn: James T. Koo, Managing consultant at 1222 Alderwood, Sunnyvale, California 94089, no later than August 15, 2000.   Such proposal shall be recognized as such when properly presented by shareholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") requires the Company's officers (as defined in Rule 16a-1(f), directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

SECURITY OWNERSHIP BY CERTAIN OWNERS AND MANAGEMENT OF PHOTONICS

The following table sets forth the shares of the Company's Common Stock beneficially owned at December 31, 1999, by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Common Stock, (ii) by each of the former directors, (iii) by each of the former executive officers listed in the Summary Compensation Table for 1998, and (iv) by all former directors and officers as a group.  The options, warrants and common and preferred stock represented in this table reflect the 1 for 5 reverse split of Photonics stock with became effective February 9, 1996 prior to the finalization of the merger with DTC.

                         Shares
                         Beneficially           Note #        Percent
Beneficial Owner          Owned                    (1)        Owned (2)

David S. Lee             1,106,521                             16.4%
Chairman of the Board
   c/o Photonics
   1222 Alderwood Ave.
   Sunnyvale, CA 94089

Broadsino Computer         891,412                             13.2%
Development, Ltd.
  K.C. Yeung
  Room 1101, 1103 and
  1104 Star Center
  443-451 Castle Peak Road
  Kwai Chung NT, Hong Kong

Domex Technology           779,612                             11.5%
Corporation
  No. 2, Technology Rd. 1,
  Science-Based
  Industrial Park
  Hsinchu, Taiwan, ROC

James T. Koo               536,761                              8.1%
President
  c/o Photonics
  1222 Alderwood Ave.
  Sunnyvale, CA 94089

Robert P. Dilworth          15,491                               *
Director

John Miao, Director        155,000                              2.2%
   C/o Photonics
   1222 Alderwood Ave
   Sunnyvale, CA 94089

All Officers and         2,710,288            (5 persons)       40.1%
Directors as a group
* Denotes less than 1%

1.  Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common and Preferred Stock and options or warrants to purchase stock.

2.  Percentage calculations are based upon December 31, 1999 figures of 4,517,362 shares of Common Stock, 2,248,136 shares of Preferred stock, which since that date has all been converted to common stock, and no options to purchase stock.  All options have expired as of Dec. 31, 1999.  No new options have been granted.

DISSENTER'S RIGHTS

If the Acquisition is approved by the required vote of Photonics shareholders and is not abandoned or terminated, holders of Photonics capital stock who did not vote in favor of the Acquisition may be entitled, by complying with Sections 1300 through 1312 of the California Law, to dissenters' rights as described therein. The record holders of the shares of Photonics Common Stock that are eligible to, and do, exercise their dissenters' rights with respect to the Acquisition are referred to herein as "Dissenting Shareholders'' and the shares of stock with respect to which they exercise dissenters' rights are referred to herein as "Dissenting Shares." If a Photonics shareholder has a beneficial interest in shares of Photonics Common Stock that are held of record in the name of another person, such as a broker or nominee, and such shareholder desires to perfect whatever dissenters' rights such beneficial shareholder may have, such beneficial shareholder must act promptly to cause the holder of record timely and properly to follow the steps summarized below.

The following discussion is not a complete statement of the California Law relating to dissenters' rights, and is qualified in its entirety by reference to Sections 1300 through 1312 of the California Law attached to this Proxy Statement/ Prospectus and incorporated herein by reference. This discussion and Sections 1300 through 1312 of the California Law should be reviewed carefully by any holder who wishes to exercise statutory dissenters' rights or wishes to preserve the right to do so, since failure to comply with the required procedures will result in the loss of such rights.

Shares of Photonics Common Stock must satisfy each of the following requirements to qualify as Dissenting Shares under the California Law: (i) the share of Photonics Common Stock must have been outstanding on the Record Date; (ii) the shares of Photonics Common Stock must not have been voted in favor of the Acquisition; (iii) the holder of such shares of Photonics Common Stock must make a written demand that Photonics repurchase shares of Photonics Common Stock for cash at fair market value assuming approval of the Acquisition by shareholders (as described below); and (iv) the holder of such shares of Photonics Common Stock must submit certificates for endorsement (as described below). A vote by proxy or in person against the Acquisition does not in and of itself constitute a demand for appraisal under the California Law.

Pursuant to Sections 1300 through 1312 of the California Law, holders of Dissenting Shares may require the issuer to repurchase their Dissenting Shares for cash at a price equal to the fair market value of such shares determined as of the day before the first announcement of the terms of the Acquisition, excluding any appreciation or depreciation as a consequence of the proposed Acquisition, but adjusted for any stock split, reverse stock split or stock dividend that becomes effective thereafter.

Within ten days following approval of the Acquisition by Photonics shareholders, Photonics is required to mail to each of its shareholders who has not voted in favor of the Acquisition a notice of the approval of the Acquisition, a statement of the price determined by Photonics , as the case may be, to present the fair market value of Dissenting Shares (which shall constitute an offer by Photonics to purchase such Dissenting Shares at such stated price), and a description of the procedures for such holders to exercise their rights as Dissenting Shareholders.

Within 30 days after the date on which the notice of the approval of the Acquisition by the outstanding shares is mailed to Dissenting Shareholders, a Dissenting Shareholder must demand that Photonics repurchase such shareholder's Dissenting Shares in a statement setting forth the number of Dissenting Shares held of record by such Dissenting Shareholder that the Dissenting Shareholder demands that the issuer purchase, and a statement of what the Dissenting Shareholder claims to be the fair market value of the Dissenting Shares as of the day before the announcement of the proposed Acquisition. The statement of fair market value in such demand by the Dissenting Shareholder constitutes an offer by the Dissenting Shareholder to sell the Dissenting Shares at such price within such 30-day period. Such holder must also submit to the issuer or its transfer agent certificates representing any Dissenting Shares that the Dissenting Shareholder demands the issuer purchase, so that such Dissenting Shares may be either be stamped or endorsed with the statement that the shares are Dissenting Shares or exchanged for certificates of appropriate denomination so stamped or endorsed.

If upon the Dissenting Shareholder's surrender of the certificates representing the Dissenting Shares Photonics and a Dissenting Shareholder agree upon the price to be paid for the Dissenting Shares and agree that such shares are Dissenting Shares, then the agreed price is required by law to be paid to the Dissenting Shareholder within the later of 30 days after the date of such agreement or 30 days after any statutory or contractual conditions to the consummation of the Acquisition are satisfied or waived.

If Photonics and a Dissenting Shareholder disagree as to the price for such Dissenting Shares or disagrees as to whether such shares are entitled to be classified as Dissenting Shares, such holder has the right to bring an action in California Superior Court, within six months after the date on which the notice of the approval of the .acquisition by the shareholders is mailed, to resolve such dispute.  In such action, the court will determine whether the shares of Photonics Common Stock held by such shareholder are Dissenting Shares, the fair market value of such shares of Photonics Common Stock, or both.   California Law provides, among other things, that a Dissenting Shareholder may not withdraw the demand for payment of the fair market value of Dissenting Shares unless the issuer consents to such request for withdrawal.

EXPERTS

The financial statements of Photonics as of December 31, 1999 included in the Photonic's Annual Report on Form 10-K/A for the year ended December 31, 1999 are attached hereto as Appendix C and have been incorporated by reference herein in reliance upon the report of Turner Stone & Company, Dallas, Texas, independent certified public accountants.  The report of Turner Stone & Company covering the December 31, 1999 financial statements contains an explanatory paragraph that states that the Company's recurring losses from operations and accumulated deficit raise substantial doubt about the entity's ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of that uncertainty.  Such financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

The validity of the shares of common stock issued pursuant to the terms of the Agreement will be passed upon for Photonics by Richard J. Hockert, Esq., Dallas, Texas.

APPENDICES AND ATTACHMENTS

The following Appendices and attachments are attached to this proxy for reference:

Attachment A: Proxy Form.
Attachment B:  Notice to Shareholders of Right to Dissent.
Appendix A:  10Q filed by the Company for the quarter ended June 30, 2000;
Appendix B:  10Q filed by the Company for the quarter ended March 31, 2000;
Appendix C:  10K/A filed by the Company on June 16, 2000, for the year end December 31, 1999;
Appendix D:  10K filed by the Company for the year ended December 31, 1998;
Appendix E:  The Stock Purchase agreement between PHOX and REP-T.
Appendix F:  Sections 1300-1312 of the California Corporations Code
Appendix G:  Creditor Agreement to Convert Debt to Common Shares
Appendix G, Attachment 1: List of Creditors who have agreed to convert to Common Shares
Appendix H:  List of Assets for Sunnyvale Technology as of 12-31-99.
Appendix I:  Certificate of a Board Resolution Appointing James T. Koo as Managing Consultant
Appendix J: Indemnity Agreement for James T. Koo

Attachment A to Proxy/Prospectus
PHOTONICS CORPORATION

PROXY SOLICITED BY A MAJORITY OF SHAREHOLDERS, DUE TO A LACK OF DIRECTORS,
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 28, 2000.

The undersigned hereby appoints James T. Koo as attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of stock of Photonics Corporation which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Photonics Corporation to be held of the Company's offices, 1222 Alderwood, Sunnyvale, California 94089 on Wednesday, November 28, 2000 at 10:00 a.m., P.D.T. and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS AND NOMINEES AS SUCH ARE LISTED HEREIN, AND AS ARE MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

___________________               __________________  ________________________
CERTIFICATE NUMBERS   SHARES REPRESENTED      SHAREHOLDER NAME

PLEASE MARK YOUR CHOICES LIKE
THIS [X] IN BLUE OR BLACK INK

Proposal #1: To authorize an increase in the number of authorized common shares of the Company to 200,000,000 shares, and Preferred Shares to 50,000,000 shares.

        FOR                      AGAINST                      ABSTAIN

        [_]                         [_]                           [_]

Shareholder Name__________________ Certificate No.____________

Proposal #2: To amend the Bylaws of Photonics Corporation to provide for a minimum four and maximum of seven members of the Board of Directors.

        FOR                      AGAINST                      ABSTAIN

        [_]                        [_]                          [_]

Shareholder Name__________________ Certificate No.____________

Proposal #3: To elect four Board of Directors to serve until the next annual meeting of the shareholders.   Nominees: T. James Vaughn, G. Thomas Bailey, Joseph F. Langston, Jr. and James T. Koo.

FOR all nominees listed below           WITHHOLD AUTHORITY
except as marked to the contrary)       to vote for all nominees listed below

              [_]                                    [_]

Nominees: T. James Vaughn [Chairman](1 yr), G. Thomas Bailey [CEO](1 yr),
   Joseph F. Langston [CFO](1 yr) and James T. Koo (1 yr).

If you withheld authority to vote all nominee(s), please vote individual Directors or write such additional nominees(s) name(s) below: (see next page)

a. T. James Vaughan or ____________________ (Chairman, 1 yr.)

        FOR                      AGAINST                      ABSTAIN

        [_]                        [_]                          [_]

b. G. Thomas Bailey or ____________________ (1 yr)

        FOR                      AGAINST                      ABSTAIN

        [_]                        [_]                          [_]

d. Joseph F. Langston or ____________________ (1 yr)

        FOR                      AGAINST                      ABSTAIN

        [_]                        [_]                          [_]

e. James T. Koo or ____________________ (1 yr)

        FOR                      AGAINST                      ABSTAIN

        [_]                        [_]                          [_]

Shareholder Name__________________ Certificate No.____________

Proposal #4:     To ratify the Conversion of approximately $3.5 million of corporate indebtedness into common stock of Photonics.

        FOR                      AGAINST                      ABSTAIN

        [_]                        [_]                          [_]

Shareholder Name__________________ Certificate No.____________

Proposal #5: To approve the proposal as set out in the Stock Purchase Agreement dated as of June 30, 2000 between Photonics Corporation (the "Company"), REpipeline.com, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("REP-D"}, REpipeline.com, Inc., a Texas corporation ("REP-T") and the selling shareholders of REP-T (the "Agreement") and to authorize the acquisition of REP-T, Inc. by REP-D of Photonics, through the issuance of a majority of the shares of Common Stock of Photonics.

        FOR                      AGAINST                      ABSTAIN

        [_]                        [_]                          [_]

Shareholder Name__________________ Certificate No.____________

Proposal #6: To ratify of the actions of James T. Koo and indemnification of James T. Koo relating to the actions that he has taken in preparing and consummating the transactions set out in the Agreement.

        FOR                      AGAINST                      ABSTAIN

         [_]                        [_]                          [_]

Shareholder Name__________________ Certificate No.____________

Proposal #7: To ratify the incorporation of Sunnyvale Technology Corporation as a subsidiary of Photonics Corporation, Inc., the transfer of the assets and business of DTC Data Technology, a division of Photonics, to Sunnyvale Technology Corporation and the sale of 90% of the shares of Sunnyvale Technology Corporation to James T. Koo.

        FOR                      AGAINST                      ABSTAIN

         [_]                        [_]                          [_]

Shareholder Name__________________ Certificate No.____________

Proposal #8: :   To approve a Stock Option Plan for the officers of the Corporation.

          FOR                      AGAINST                      ABSTAIN

        [_]                        [_]                          [_]

Shareholder Name__________________ Certificate No.____________

Proposal #9:   To approve a Stock Option Plan for the outside directors of the Corporation.

          FOR                      AGAINST                      ABSTAIN

        [_]                        [_]                          [_]

Shareholder Name__________________ Certificate No.____________

Proposal #10:   To ratify the employment of new Auditors, Turner Stone & Company of Dallas, Texas.

          FOR                      AGAINST                      ABSTAIN

        [_]                        [_]                          [_]

Shareholder Name__________________ Certificate No.____________

Proposal #11:      To approve the following business which has properly come before the meeting.

_________________________________________________________________________________________________________________________________________________________________________________________________________________________________________ ____________________________
          FOR                      AGAINST                      ABSTAIN

        [_]                        [_]                          [_]

Shareholder Name__________________ Certificate No.____________

DATED:_________, 2000.

SIGNATURE(S)

Please sign exactly as your name appears herein.  If the certificates are registered in the names of two or more persons each must sign.

Executor, administrators, trustees, guardians and attorney-in-fact should add their titles.  If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title.  If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and properly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

_____________________________________ _____________________________________
Shareholder Signature    Shareholder Signature (if secondary owner)

Name (print)___________________________ Name (print)___________________________
Address:______________________________ Address:______________________________
 ______________________________  ______________________________
City:_________________ State:___ Zip:______ City:_________________ State:___ Zip:______

Attachment B to Proxy/Prospectus
NOTICE TO SHAREHOLDERS OF RIGHT TO DISSENT

PHOTONICS CORPORATION

THIS NOTICE TO SHAREHOLDERS OF RIGHT TO DISSENT is given this 3rd day of November, 2000 by Photonics Corporation, a California corporation (the "Company") pursuant to Section 1300 et seq. of the General Corporation Law of California (the "Act").

1. You are hereby notified that the Company and REpipeline.com., Inc., a Texas corporation ("REP-T") have negotiated, and propose and intend to consummate, execute and deliver a Stock Purchase Agreement to be effective as of June 30, 2000 or such later date as may be required by law (the "Stock Purchase Agreement"), whereby, upon satisfaction of certain conditions stated therein, the Company, through it's subsidiary, REpipeline.com, Inc., a Delaware corporation,  will purchase all of the outstanding shares of capital stock of the REP-T in exchange for newly issued common stock of the Company.  The Company's purchase of REP-T includes as part of the transaction the sale of 90% of the stock of Sunnyvale Technology Corporation, also a subsidiary of the Company.  Such sale may constitute a sale of all or substantially all of the Company's assets not in the usual or regular course of business within the meaning of  the Act, thereby requiring approval of the owners of a majority of the Company's voting shares outstanding.

2. On November 28, 2000, at the Annual Meeting of the shareholders, a proposal will be made to ratify and approve the past actions of the Company and authorized the consummation of the acquisition transaction.  Information relating to these actions has been distributed to all shareholders of record as of September 30, 2000 via a Proxy/Prospectus.  The distribution of this notice and the consummation of certain other transactions (the "Transactions") in connection therewith (all as more fully described in the Proxy/Prospectus), subject to the approval of shareholders entitled to cast at least the minimum number of votes which would be necessary to authorize such actions at a meeting at which the shareholders entitled to vote thereon were present in accordance with the Act. A copy of the Proxy/Prospectus accompanies this Notice to Shareholders of Right to Dissent.

3. You are hereby notified that the effective date of the  announcement of the Transactions is July 11, 2000 and that you have certain rights as a non-consenting shareholder, including the right to dissent and be paid fair value ("Fair Value") for your shares.

4. To exercise your right to dissent and receive Fair Value for your shares, you must provide, within twenty days of the mailing hereof, which date is November 3, 2000, written notice to the Company of your dissent and demand for Fair Value in the form attached hereto and made a part hereof ("Notice of Dissent and Demand"). Upon making such Notice of Dissent and Demand, you shall cease to have any of the rights of a shareholder except the right to be paid Fair Value for your shares and any other rights of a dissenting shareholder under the Act. Fair value shall be determined as of September 30, 2000, the last trading day prior to the record date for the shareholders' meeting.

5.  Notice of Dissent and Demand may be supplied to:

Photonics Corporation.
1222 Alderwood Ave.
Sunnyvale, CA 94089
Attention: James T. Koo

6. Upon your written Notice of Dissent and Demand, you must submit your share certificates or certificates representing your shares (the "Certificates") in the Company at the above address for notation on such Certificate that such Notice of Dissent and Demand has been made. The Company must receive such Certificates no later than twenty days after your Notice of Dissent and Demand and such Certificates shall be returned to you with such notation.

7. Your rights as a dissenting shareholder shall cease if: (1) you fail to present your certificates for notation within twenty days of your Notice of Dissent and Demand; (2) your Notice of Dissent and Demand is withdrawn with the written consent of the Company; (3) Fair Value is not agreed upon and no action to determine the Fair Value is commenced within the time periods provided below in paragraphs 9, 10 and 11; (4) the appropriate court of competent jurisdiction in the State of California determines that you are not entitled to payment for your shares; (5) the purchase of REP-T and sale of Sunnyvale Technology Corporation is abandoned or rescinded; or (6) a court of competent having jurisdiction permanently enjoins or sets aside such purchase and sale.

8. Not later than 10 days after the expiration of the period within which you may provide a Notice of Dissent and Demand to be paid the Fair Value of your shares, the Company shall mail to you the balance sheet and the surplus statement of the Company, as of the latest available date (which shall not be earlier than 12 months prior to the making of such offer) and a profit and loss statement or statements representing not less than a 12-month period ended on the date of such balance sheet. The Company may accompany such mailing with a written offer to pay you for your shares at a specified price deemed by the Company to be the Fair Value thereof. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or, if shares are divided into series, of the same series.

9. If, not later than 30 days after the expiration of the 10-day period specified in paragraph 9 above, Fair Value is agreed upon between you and the Company, payment therefor shall be made upon surrender of the Certificate to the Company.

10. If Fair Value is not agreed upon within the 30-day period specified in paragraph 10 above, you may serve upon the Company a written demand (a "Determination Demand") that it commence an action in the appropriate court of competent jurisdiction in California for the determination of the Fair Value of the shares. Such Determination Demand shall be served not later than 30 days after the expiration of the 30-day period for making the Determination Demand and such action shall be commenced by the Company not later than 30 days after receipt by the Company of such Determination Demand, but nothing herein shall prevent the Company from commencing such action at any earlier time.

11. If the Company fails to commence the action as provided in the immediately preceding paragraph, you may do so in the name of the Company, not later than 60 days after the expiration of the time limited by the immediately preceding paragraph in which the Company may commence such an action.

12. In any action to determine the Fair Value of shares, the Court shall (i) have jurisdiction to proceed in a summary manner, (ii) make all dissenting shareholders parties to the action, (iii) have discretion to appoint an appraiser to receive evidence and report to the court on the question of Fair Value and (iv) have the power to render judgment against the Company in the amount of the Fair Value of the shares. A judgment in any such action shall be payable upon surrender to the corporation of the Certificate. The costs and expenses of bringing any such action, including the fees and expenses of any appraiser but excluding fees and expenses of counsel and any experts you may employ, will be determined by the court and apportioned among the parties to the action.

NOTICE OF DISSENT AND DEMAND

The undersigned is the registered owner of ______________ shares of common stock of Photonics Corporation, a California corporation (the "Company") bearing certificate number(s) __________  (the "Shares").

The undersigned acknowledges receipt from the Company of a copy of a Notice to Shareholders of Right to Dissent dated November 3, 2000. In compliance with the terms of Section 1300 et seq. of the General Corporation law of California, the undersigned hereby notifies the Company that such shareholder wishes to dissent from the Transactions (as defined in the Notice to Shareholders of Right to Dissent) and demands Fair Value (as defined in the Notice to Shareholders of Right to Dissent) for the Shares.

Print Name of Registered Owner

__________________________________

Dated:  ___________________________

Signature:  ________________________

                      APPENDIX A

                   FORM 10-Q
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934
        For the Six Month period ended June 30, 2000

[  ]  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

For the transition period from __ to __. Commission file number ____

                         PHOTONICS CORPORATION

     (Exact name of Small Business Issuer as specified in its charter)

      California                           77-0102343
 (State or other jurisdiction of (I.R.S. Employer Identification No.)
  incorporation or organization)

     1222 Alderwood Avenue                             (408) 745-9320
   Sunnyvale, California 94089
(Address of Principal Executive Offices)  Issuer's telephone number)

Check whether the issuer:   (1) filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the
Past 12 months (or for such shorter period that the Company was required to  file such reports),  and (2) has been subject to such filing requirements for the past 90 days.

Yes    X      No
The number of shares outstanding of the issuer's Common Stock, $.001 par value, as of June 30, 2000 was 6,765,496 shares.


                           PHOTONICS CORPORATION

                    For the quarter ended June 30, 2000

                                     INDEX
                                                               Page Number

PART I FINANCIAL INFORMATION                                        4

ITEM I Interim Financial Statements

Consolidated Balance Sheet as of
June 30, 2000 and June 30, 1999                                    5

Consolidated Statements of Operation
For the Three months and Six months
ending June 30, 2000 and June 30, 1999                             6

Consolidated Statement of Cash Flows
For the Six months ending March 31, 2000 and June 30, 1999         7

Notes to Consolidated Financial Statements                         8

ITEM 2  Management's Discussion and Analysis of Financial
Condition and Results of Operations                                9

PART II OTHER INFORMATION

ITEM 1 Legal Proceedings                                           10

ITEM 2 Changes in Securities                                       10

ITEM 3 Defaults Upon Senior Securities                            10

ITEM 4 Submission of Matters of a Vote of Security Holders        10

ITEM 5 Other Information                                           10

ITEM 6 Exhibits and Reports on Form 8-K                           10

SIGNATURE                                                          10

                                              -3-


PART 1       FINANCIAL INFORMATION

The condensed consolidated interim financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission.  Certain
information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures made are adequate to make the information disclosed not misleading.  It is suggested that the condensed consolidated interim financial statements be read in conjunction with the consolidated financial statement and the notes thereto included in the Company Annual Report on Form 10-K for the year ended December 31, 1999.

The accompanying consolidated interim financial statements have been prepared, in all material respects, in conformity with the standards of accounting measurements set forth in Accounting Principles Board Opinion
No. 28 and reflect, in the opinion of management, all adjustments, which are of a normal recurring nature, necessary to summarize fairly the financial position and results of operations for such periods. The results of operations for such interim periods are not necessarily indicative of the results to be expected for a full year.

                               PHOTONICS CORPORATION
                             Consolidated Balance Sheet
                               (Amounts in thousands)


                                               June 30,        June 30,
                                                 2000            1999
                                              (Unaudited)     (Unaudited)
Assets
Current Assets:
Cash and cash equivalents                           16                6
Accounts Receivable less reserves                    0              427
Other Receivables                                    0                0
Inventories, net                                     0              327
Prepaid expenses and other current assets            0               47
Total current assets                                16              807

Furniture and equipment, net                         0               18
Other Assets                                          0               15
Total Assets                                        16              840

Liabilities and shareholders equity (deficiency)
Current Liabilities:
Accounts payable                                 1,780            1,669
Accrued liabilities                                362              328
Note Payable - AR Credit Line                        0              125
Due to Related Parties                           2,071            2,075
Other                                                 0                0
Total current liabilities                        4,213            4,197

Deferred Taxes                                       0                0
Total Liabilities                                4,213            4,197

Minority interest in subsidiaries                                   125
Shareholders' equity (deficiency):
Common stock                                    46,344           44,096
Treasury stock                                       0                0
Capital subscription                                 0            2,339
Accumulated deficit                            (50,541)         (50,070)
Cumulative translation adjustment                    0              154

Total shareholders' equity (deficiency)         (4,197)          (3,481)

Total liabilities and shareholders' equity     $    16            $ 840


The accompanying notes are an integral part of these consolidated
Financial statements.

                                                -5-
                            PHOTONICS CORPORATION
                     Consolidated Statements of Operations
                 (Amounts in thousands, except per share data)


                 Three months ended June 30,    Six months ended June 30,
                     2000           1999           2000             1999
               (Unaudited)   (Unaudited)     (Unaudited)      (Unaudited)
REVENUES:
  Net Product Sales  $   0      $      0     $      691      $      691

  Cost of Revenues       0             0            152             152
                       ----------    -------     ----------    ----------
     Gross Profit        0             0            539             539

OPERATING EXPENSES:
  Research and
  development            0           104              0             116
  Selling, general and
    administration      57           396             59             424
                       ------      -------     ----------      ----------
    Total operating
      expense           57           500             59             540

    Income (loss) from
    operations         (57)          (89)           (59)             (1)

OTHER INCOME (EXPENSE):
  Interest income        0             0              0               0
  Interest expense       0          (106)           (53)           (131)
  Other Income           0            54              0              48
  Other expense        (54)         (197)          (110)           (203)
                       -----    ----------     ----------      ----------

    Total other
   income (expense)    (54)         (338)          (222)           (285)

 Provision for taxes     0             0              0               0

    Net income (loss)$(111)     $   (338)     $    (222)     $     (285)

Net income (loss) per
    share             (.02)         (.05)          (.03)           (.04)
                       =====     =========     ==========      ==========
Shares used in
per share calculation 6,765,496  6,800,272      6,765,496        6,80,272
                       =======  ==========     ==========      ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED
FINANCIAL

                            PHOTONICS CORPORATION
                                  FORM 10-QSB
                             PHOTONICS CORPORATION
                      Consolidated Statement of Cash Flows
                             (Amounts in thousands)
                                  (Unaudited)

                                             Three months ended June 30,
                                                2000                1999
                                         (Unaudited)          (Unaudited)
                                         -----------          -----------
Cash flows from operating activities:
   Net income (loss)                   $     (111)            $   (201)
   Adjustments to reconcile net cash
   used in operating activities:
   Depreciation                                 0                    3

Changes in operating assets and liabilities:
     Accounts Receivable                        0                  (62)
     Inventories                                0                   23
     Deposits and prepaid expenses              0                   12
     Accounts payable                          54                  219
     Due to Related Parties                     0                   26
     Accrued Liabilities                        0                  (44)
     Other                                       0                    0
Net Cash Provided by (used for) Operations $  (57)           $     (24)
                                            =======             =========
Cash flows from Investing Activities:
    Sale (Purchase) of Property
    and Equipment                             (0)                  (0)
Net Cash used in Investing Activities      $  (0)           $      (0)
                                            =======             =========
Cash Flows from Financing Activities:
  Proceeds from Capital Stock Subscription      0                    0
  Net Borrowings (Repayments) under Bank Lines  0                  (22)
  Borrowing (repayments of other debt ), net    0                    0
  Other Equity Transactions, net                0                    0
Net Cash provided by (used for) Financing       0            $     (22)
                                               =====           =========
Net increase (decr.) in Cash and Cash
  Equivalents                                 (57)                (46)
Cash and Cash Equivalents Beginning of
  Period                                       73                  76
Cash and Cash Equivalents at end of
  Period                                    $  16             $     6
                                              ======             =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED
FINANCIAL
STATEMENTS.

                                          -7-


                             PHOTONICS CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                June 30, 2000
                                   (Unaudited)

1.  Significant Accounting Policies
Principles of Consolidation
The accompanying consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries after elimination of intercompany accounts and transactions.  The minority interest represents the minority stockholders' proportionate share of Sunnyvale Technology
Corporation, Qume Taiwan and Data Technology Hong Kong Ltd., which is
0.6% and 1%, respectively.

Foreign Currency Translation
Certain entities located outside the United States use the local currency as their functional currency.  Assets and liabilities are translated at exchange rates in effect at the balance sheet date, while revenues and costs are translated at monthly average exchange rates. Translation gains and losses are accumulated as a separate component of stockholder equity.

Cash Equivalents
The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

2.  Earnings (loss) per share
Conforming to SFAS No. 128, the Company has changed its method of computing earnings per share and restated all prior periods.  Under the new requirements for calculating earnings per share, the dilutive effect of stock options has been excluded.

3.  Inventories
Inventories are stated at the lower of cost (on a first-in, first-out basis) or market value (net realizable value), and include material, labor and attributable overhead.

5. Due to Related Parties
All of the directors and officers of the Company have resigned as of June
30, 2000.  For comparison purpose, the amount owed to the past directors and officers or surviving parties are shown here.

ITEM 2  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

The statements made concerning expected company performance and product commercialization are forward-looking statements and as such are made pursuant to the Safe Harbor Provisions of the Private Securities
Litigation Reform Act of 1995.  The Company's 1995 10-K and 1996 10-KSB
contain detailed risk factors that may contribute to the actual results in future periods which could materially differ from forward-looking statements made by the Company.

The following Management's Discussion and Analysis of Financial Condition
and Results of Operations should be read in conjunction with the
Financial Statements and the related notes thereto included in this report.  The following discussion contains forward-looking statements and the Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of numerous factors, including those set forth in the following discussion and elsewhere in this report.

The Company failed to file the 10K annual report for the period ending
December 31, 1999 with audited financials in a timely manner and was delisted from the Bulletin Board during the quarter.  The Company changed the auditor to Turner, Stone & Company and filed an amended 10-K with audited financial on June 21, 2000.  The Company plans to have its stock re-listed on the Bulletin Board.  However there is no assurance the
Company will succeed to have its stock re-listed.

During the quarter, the Company terminated the merger/acquisition agreement with Realestate4sale.com and signed a similar agreement with its successor Repipeline.com, Texas (REP-T) with essentially the same terms and conditions.  The Company also formed a wholly owned subsidiary
Repipeline.com, Delaware (REP-D), for this merger/acquisition purpose.
Without the merger with REP-T, the only choice of the Company is filing bankruptcy with less than $0.01 per dollar for all creditors, and debt holders, and no money for shareholders.  Therefore the Company has put all its energy for the pending merger acquisition.

The Company has all preferred shareholders converted their preferred shares to common shares and obtaining the consent of 85% of the Company's creditors and debt holders to settlements agreements that are acceptable to REP-T.  Therefore the Company has met the financial terms set by REP-T for the pending merger/acquisition, and will seek shareholders approval in the coming shareholders meeting planned for July 2000.  However, government agencies can disapprove this merger/acquisition, and they often do, either party of a merger/acquisition can withdraw and they often do, shareholders or board of directors of either of the companies can disapprove the pending merger/ acquisition, and they often do, there are no assurance the pending merger acquisition will consummate.

Year 2000

To the Company's best knowledge, the Company has suffered no adverse effect of Y2K problems. There can be no assurance, however, that there

will not be a delay in, or increased costs associated with, the implementation of any changes, and the Company's inability to implement such changes could have an adverse effect on future results of operations or financial condition.

Liquidity and Capital Resources

Liquidity and capital resources of the Company continue to decrease during the quarter mainly due to legal and auditing expenses associated with the pending merger/acquisition.  The Company negotiated such that
REP-T will pay the legal expenses associated with the merger/acquisition when Company's money, $16,000 at the end of the quarter, is exhausted.

PART II      OTHER INFORMATION

ITEM 1     Legal Proceedings

No new legal claims were filed against the Company during this quarter.
ACI Electronics, Bay Alarm, Danka Financial Services, Danka Office Image,
Insight Electronics, and Innovative Vanguard, all creditors of the
Company, have filed claims against the Company.  All these claims have been acceptable by REP, and has been or will be negotiated by the current or future officers of the Company.

Two former employees of the company filed complains against the Company for paying the vacation pays a month after they were laid off June 1969.
One of the two employees, a female, also filed sexual bias and harassment complains against the Company.  The Company has settled both the vacation pay and sexual bias/harassment claims by paying the penalty of a month of salary to both employees.

ITEM 2     Changes in Securities

Cooley Godward has cancelled their subscription of 80,000 preferred per agreement with the Company due to failure of the Company to pay the balance owed to them.  All other Preferred shares (2,248,134) have been converted to common as of June 30, 2000.

ITEM 3      Defaults Upon Senior Securities

None

ITEM 4       Submission of Matters to a Vote of Security Holders

The Company has filed the Proxy Statement with SEC on July 14, 2000 for the coming shareholders' meeting planned for July 31, 2000 for approving the pending merger/acquisition, issuance of additional stocks for acquiring REP-T, conversion of approximately $3.5MM debt to equity, sale of Sunnyvale Technology, election of the new board of directors, approval of stock options, approval of new auditors, and other issues may come to the attention of the Company.

ITEM 5     Other Information

Not applicable

ITEM 6     Exhibits and Reports on Form 8k

Exhibit 27.1    Financial Data Schedule

The Company filed a Form PRE 14A, a Preliminary Proxy Statement for the annual shareholders meeting.

The Company filed a Form 8-K on July 11, 2000 reporting a change in
Auditors, Sale of Sunnyvale Technologies and change of location for The corporate headquarters.

The Company filed a Form 8-K on June 5, 2000 for change auditor containing the consent letter from the former auditor.

The Company filed a Form 8-K/A on April 20, 2000 containing the consent letter from the former Auditors.

SIGNATURE
Pursuant to the requirements of Section 3 or 15(d) of the Securities
Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PHOTONICS CORPORATION
DATE:    August 1, 2000
BY:   /s/ James T. Koo
Acting Chief Financial Officer

APPENDIX B

FORM 10-Q
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934
        For the Three Month period ended March 31, 2000

[  ]  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

For the transition period from _____ to _____. Commission file number   ____

                         PHOTONICS CORPORATION

     (Exact name of Small Business Issuer as specified in its charter)

      California                                   77-0102343
 (State or other jurisdiction of       (I.R.S. Employer Identification No.)
  incorporation or organization)

     1222 Alderwood Avenue                             (408) 745-9320
   Sunnyvale, California 94089
(Address of Principal Executive Offices)   (Issuer's telephone number)

Check whether the issuer:   (1) filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past
12 months (or for such shorter period that the Company was required to file such reports),  and (2) has been subject to such filing requirements for the past 90 days.

Yes    X      No
The number of shares outstanding of the issuer's Common Stock, $.001 par value, as of March 31, 2000 was 4,396,271 shares.


                           PHOTONICS CORPORATION

                    For the quarter ended March 31, 2000

                                     INDEX
                                                               Page Number
INTRODUCTION PHOTONICS CORPORATION
Introduction                                                        2

The Market                                                          2

Products                                                            2

Intellectual Property                                               2

Current Developments                                                3

PART I FINANCIAL INFORMATION                                        4

ITEM I Interim Financial Statements

Consolidated Balance Sheet as of
March 31, 2000 and March 31, 1999                                  5

Consolidated Statements of Operation
For the Three months and Six months
ending March 31, 2000 an March 31, 1999                            6

Consolidated Statement of Cash Flows
For the Six months ending March 31, 2000 and March 31, 1999        7

Notes to Consolidated Financial Statements                         8

ITEM 2  Management's Discussion and Analysis of Financial
Condition and Results of Operations                                9

PART II OTHER INFORMATION

ITEM 1 Legal Proceedings                                           10

ITEM 2 Changes in Securities                                       10

ITEM 3 Defaults Upon Senior Securities                            10

ITEM 4 Submission of Matters of a Vote of Security Holders        10

ITEM 5 Other Information                                           10

ITEM 6 Exhibits and Reports on Form 8-K                           10

SIGNATURE                                                          10

INTRODUCTION

This report contains forward-looking statements and the Company's actual results could differ materially from those anticipated in these forward-
looking statements as a result of numerous factors, including those set forth below and elsewhere in this report.

General

Photonics resulted from the merger of Photonics Corporation and DTC Data
Technology Corporation in 1996.  The Company's focus was in the IDE
(Integrated Device Electronics), SCSI (Small Computer System Interface),
I/O (Input and Output), and BIOS (Basic Input and Output Systems) upgrades add on card business for Personal Computers.  During the first quarter 2000,
Photonics signed a letter of intent for acquiring Real Estate 4 Sale.com
(RE4S).  RE4S is a Internet based commercial real-estate listing service provider.  When the merger is completed, RE4S shareholders will own 85% of the Photonics Corporation.  Preparing for the pending acquisition, the
Company incorporated a new company, Sunnyvale Technology Corp., a Texas corporation, and transferred all the tangible and intangible assets of the
Company including the trademark DTC, the name DTC Data Technology, and
associated business into Sunnyvale Technology Corp.   The Company then sold
90% of Sunnyvale Technology to the former CEO of Photonics Corporation for
$75,000 cash plus the assumption of certain liabilities effective December
31, 1999 to raise needed money for auditing and other legal fees relating to the pending acquisition of RE4S.  The transfer of assets into Sunnyvale
Technology Corp and subsequent sale of 90% interest in Sunnyvale Technology
Corp has removed Photonics Corporation from transacting any commercial business.  The Company intends to declare a stock dividend to distribute it's 10% holding in Sunnyvale Technology to its shareholders following the election of a new board of directors and the approval by the new board of these actions.

The Market

The Company transacts no commercial business.

Products

The Company has disposed of all of its product and product rights as part of the sale of Sunnyvale Technology Corp.  The Company is not developing any new products.

Intellectual Property

The Company has sold all its intellectual properties as part of the sale of
Sunnyvale Technology Corp.

Current Developments
On June 21, 1999, the Company's board of directors voted to shutdown the business.  The Board also hired James T. Koo, formerly Company's CEO and President, to serve as a consultant at no pay, to attempt to find a buyer for the Company, to sell all possible assets and then to shut down the business.

Effective June 23, 2000, Company's board of directors and officers resigned.

The Company has been following the procedure outlined above in order to avoid filing for protection under bankruptcy and in order to maximize the return of money to creditors.

Should the Company seek protection under bankruptcy, which, the Company believes, will cause all creditors to receive less than $0.02 per dollar debt, no assurance can be given that there will be funds available to pay any person.  In this event, the Company does not expect its shareholders to obtain any monies.

During the month of Feb. 2000, the Company signed a letter of intent to acquire RE4S, a Internet listing and service provider to real-estate professionals.  When the acquisition is completed, the shareholders of RE4S will own 85% of the resulting company.  As part of agreement, the Company will seek to have all of its preferred shareholders convert their Series A preferred shares into common shares and to have a minimum of 85% (dollar amount) of creditors and debt holders convert their debt into common shares at a rate of .45 shares per dollar of debt or reach a cash settlement on terms that are acceptable to RE4S.  The agreement further specifies the selling of the Company DTC division's business for $75,000 cash and the assumption of current liabilities in order to meet the merger/acquisition expenses, and requires a personal indemnification for a year against cash claims in excess of $500,000 from the current creditors who do not reach a settlement agreement that is acceptable to RE4S.

Since signing the letter of intent for acquiring RE4S, the Company has been working diligently towards this goal, including having the Company financial statements audited, obtaining agreements from all the preferred shareholders to convert all the preferred shares to common shares and obtaining settlement agreements from  all the debt holders.

The Company has incorporated Sunnyvale Technology Corp. in Texas, transferred all the tangible and intangible assets, including the trademark
DTC into this entity and has sold 90% of this company for $75,000 cash plus the assumption of certain liabilities to James T. Koo, the former CEO of the Company.  The proceeds from the sale are being used for the payment of legal, accounting and other expenses relating to the pending merger/
acquisition.  The former CEO further agreed to indemnify the Company for one year following the acquisition against cash claims from former debt holders who failed to reach a settlement on terms acceptable to RE4S, for any total amount that exceeds $500,000.  The security for such indemnity is limited to the amount of Mr. Koo's stock holdings in the Company (518,960 shares).
In

exchange for this indemnification, the Company will issue to James T. Koo approximately 194,353 shares of the common stock that would have been issued to one of the creditors who has not agreed to convert its debt to equity.

Starting March, the Company commenced converting DTC shares into Photonics shares preparing for the pending merger/acquisition.

To reduce costs, and in preparation for the pending merger/acquisition, the
Company changed it's auditor from BDO Seidman to Hein and Associates of
Dallas, Texas.  However, due to change of personnel at the Company, the relocation of the Company headquarters and the new auditor, the auditing process has been delayed.  The resulting delay caused the Company to file it's December 31,1999 10K without audited financials. An amended 10K including audited financial statements will be filed soon.

During the month of April, all preferred shareholders have converted their preferred shares to common shares. Over 85% of the creditors and debt
holders have reached agreements that are acceptable to RE4S.   Thus, the
Company has met all of the major terms specified in the merger/acquisition agreement with RE4S.

The Company is preparing the Proxy Statement for coming shareholders'
meeting planned for June 2000.

PART 1       FINANCIAL INFORMATION

The condensed consolidated interim financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission.  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the
Company believes that the disclosures made are adequate to make the information disclosed not misleading.  It is suggested that the condensed consolidated interim financial statements be read in conjunction with the consolidated financial statement and the notes thereto included in the
Company Annual Report on Form 10-K for the year ended December 31, 1999.

The accompanying consolidated interim financial statements have been prepared, in all material respects, in conformity with the standards of accounting measurements set forth in Accounting Principles Board Opinion
No. 28 and reflect, in the opinion of management, all adjustments, which are of a normal recurring nature, necessary to summarize fairly the financial position and results of operations for such periods. The results of operations for such interim periods are not necessarily indicative of the results to be expected for a full year.

                               PHOTONICS CORPORATION
                             Consolidated Balance Sheet
                               (Amounts in thousands)


                                         March 31,     March 31,
                                                 2000             1999
                                             (Unaudited)     (Unaudited)
Assets
Current Assets:
Cash and cash equivalents                          73                 6
Accounts Receivable less reserves                   0               427
Other Receivables                                   0                 0
Inventories, net                                    0               327
Prepaid expenses and other current assets           0                47

Total current assets                               73               807
Furniture and equipment, net                        0                18
Other Assets                                        0                15
Total Assets                                       73               840

Liabilities and shareholders equity (deficiency)
Current Liabilities:
Note Payable - AR Credit Line                       0               125
Due to Related Parties                           2347             2075
Accounts payable                                 1617             1669
Accrued liabilities                                 0              328
Other                                157                0
Total current liabilities                        4121             4197
Deferred Taxes                                      0                0
Total Liabilities                                4121             4197

Minority interest in subsidiaries                 125              125
Shareholders' equity (deficiency):
Common stock                                    44096            44096
Treasury stock                                      0                0
Capital subscription                             2754             2339
Accumulated deficit                            (51023)          (50070)
Cumulative translation adjustment                   0              154

Total shareholders' equity (deficiency)         (4173)           (3481)

Total liabilities and shareholders' equity     $   73            $ 840


The accompanying notes are an integral part of these consolidated financial statements.


                            PHOTONICS CORPORATION
                     Consolidated Statements of Operations
                 (Amounts in thousands, except per share data)


                         Three months ended Sept. 30,
        2000           1999
                          (Unaudited)   (Unaudited)
REVENUES:
  Net Product Sales       $       0      $   446
  Cost of Revenues                0          361
                          ----------      ----------
  Gross Profit                    0           85

OPERATING EXPENSES:
  Research and development        0           54
  Selling, general and admin      4          151
                           ----------      ----------
  Total operating expense         4          205

 Income (loss) from operations   (4)        (121)

OTHER INCOME (EXPENSE):
  Interest income                 2            0
  Interest expense              (99)         (80)
  Other Income                    0            0
  Other expense                 (58)           0
                            ----------      ----------
 Total other income (expense)  (155)         (80)
 Provision for taxes              0            0

Net income (loss)             $(159)       $(201)

Net income (loss) per share    (.04)        (.04)
                           ==========     ========

Shares used in per
share calculation           4,396,271     4,396,271
                            ==========    ==========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
STATEMENTS.

                            PHOTONICS CORPORATION
                                  FORM 10-QSB
                             PHOTONICS CORPORATION
                      Consolidated Statement of Cash Flows
                             (Amounts in thousands)
                                  (Unaudited)

                                        Three months ended March 31,
                                          2000                1999
                                       (Unaudited)          (Unaudited)
                                       -----------          -----------
Cash flows from operating activities:
   Net income (loss)                   $     (159)            $   (201)
   Adjustments to reconcile net cash
   used in operating activities:
   Depreciation                                 0                    3

Changes in operating assets and liabilities:
     Accounts Receivable                        0                  (62)
     Inventories                                0                   23
     Deposits and prepaid expenses              0                   12
     Accounts payable                           0                  219
     Due to Related Parties                     0                   26
     Accrued Liabilities                        0                  (44)
     Other                                    157                    0
Net Cash Provided by (used for) Operations $  157           $      (24)
                                             =====             =========
Cash flows from Investing Activities:
    Sale (Purchase) of Property
    and Equipment                             (0)                 (0)
Net Cash used in Investing Activities      $  (0)           $     (0)
                                               =====             =========
Cash Flows from Financing Activities:
  Proceeds from Capital Stock Subscription      0                   0
  Net Borrowings (Repayments) under Bank Lines  0                 (22)
  Borrowing (repayments of other debt ), net    0                   0
  Other Equity Transactions, net                0                   0
Net Cash provided by (used for) Financing       0             $   (22)
                                              =====             =========
Net increase (decr.) in Cash and Cash
  Equivalents                                  (2)                (46)
Cash and Cash Equivalents Beginning of
  Period                                       75                  76
Cash and Cash Equivalents at end of
  Period                                    $  73             $     6
                                              =====             =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
STATEMENTS.


                             PHOTONICS CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                March 31, 2000
                                   (Unaudited)

1.  Significant Accounting Policies
Principles of Consolidation
The accompanying consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries after elimination of intercompany accounts and transactions.  The minority interest represents the minority stockholders' proportionate share of Sunnyvale Technology
Corporation, Qume Taiwan and Data Technology Hong Kong Ltd., which is 0.6%
and 1%, respectively.

Foreign Currency Translation
Certain entities located outside the United States use the local currency as their functional currency.  Assets and liabilities are translated at exchange rates in effect at the balance sheet date, while revenues and costs are translated at monthly average exchange rates. Translation gains and losses are accumulated as a separate component of stockholder equity.

Cash Equivalents
The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

2.  Earnings (loss) per share
Conforming to SFAS No. 128, the Company has changed its method of computing earnings per share and restated all prior periods.  Under the new requirements for calculating earnings per share, the dilutive effect of stock options has been excluded.

3.  Inventories
Inventories are stated at the lower of cost (on a first-in, first-out basis) or market value (net realizable value), and include material, labor and attributable overhead.

4.  Property, Plant, and Equipment
Property and equipment are stated at cost and, other than leasehold improvements, are depreciated on a straight-line basis over their useful lives.  Leasehold improvements are amortized on a straight-line basis over the lesser of their useful life or remaining term of the related lease.

5. Due to Related Parties
All of the directors and officers of the Company have resigned.  For comparison purpose, the amount owed to the past directors and officers or surviving parties are shown here.

ITEM 2  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

The statements made concerning expected company performance and product commercialization are forward-looking statements and as such are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation
Reform Act of 1995.  The Company's 1995 10-K and 1996 10-KSB contain detailed risk factors that may contribute to the actual results in future periods which could materially differ from forward-looking statements made by the Company.

The following Management's Discussion and Analysis of Financial Condition
and Results of Operations should be read in conjunction with the Financial
Statements and the related notes thereto included in this report.  The following discussion contains forward-looking statements and the Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of numerous factors, including those set forth in the following discussion and elsewhere in this report.

Without the merger with RE4S, the only choice of the Company is filing bankruptcy with less than $0.02 per dollar for all creditors, and debt holders, and no money for shareholders.  Therefore the Company has put all its energy for the pending merger acquisition.

The Company has succeeded in having all of its preferred shareholders convert to common shares and obtaining the consent of 85% of the Company's creditors and debt holders to settlements agreements that are acceptable to
RE4S.  Therefore the Company has met the financial terms set by RE4S for the pending merger/acquisition, and will seek shareholders approval in the coming shareholders meeting planned for June 2000.  However, either party of a merger/acquisition can withdraw and they often do, shareholders or board of directors of either of the companies can disapprove the pending merger/
acquisition, and they often do, there are no assurance the pending merger acquisition will consummate.

Year 2000

To the Company's best knowledge, the Company has suffered no adverse effect of Y2K problems. There can be no assurance, however, that there will not be a delay in, or increased costs associated with, the implementation of any changes, and the Company's inability to implement such changes could have an adverse effect on future results of operations or financial condition.

Liquidity and Capital Resources

Liquidity and capital resources of the Company continue to decrease during the quarter.  After selling of Sunnyvale Technology Corp. the Company has
$75,000 cash, and there are no other expenses besides legal, auditing and other expenses associated with the pending merger/acquisition.  The Company believes this $75,000 will be adequate for the legal, auditing and other needed funds for completing this

merger/acquisition.  However, the Company cannot make assurances that this small amount of cash will be adequate, especially since complications can and often do occur.  Should the pending merger/acquisition fail, the only course for the company to follow is to file bankruptcy.

PART II      OTHER INFORMATION

ITEM 1     Legal Proceedings

No new legal claims were filed against the Company during this quarter.
Insight Electronics, Innovative Vanguard, Danka Financial Services, and ACI
Electronics have filed claims against the Company.  The Company has reached settlement agreements with most of them acceptable by RE4S.

Two ex-employees of the Company filed complaints with State of California, department of Labor last year for not receiving the full wages due when terminated.  The Company has settled both cases by paying salaries of up to
28 days to each of the two employees.

An ex-employee of the Company has filed complaints with State of California last year for sexual bias and sexual harassment.  The Company, although considering the case without merit, has settled the case with the payments of the salary penalty described in the paragraph above, with no additional cash outlay.

ITEM 2     Changes in Securities
None

ITEM 3      Defaults Upon Senior Securities
None

ITEM 4       Submission of Matters to a Vote of Security Holders

The Company is preparing the Proxy Statement for coming shareholders'
meeting planned for June 2000 for approving the pending merger/acquisition, issuance of additional stocks for acquiring RE4S, sale of Sunnyvale
Technology, election of the new board of directors, and other issues may come to the attention of the Company.

ITEM 5     Other Information

Not applicable

ITEM 6     Exhibits and Reports on Form 8k

Exhibit 27.1    Financial Data Schedule

The Company filed a Form 8-K on April 12, 2000 reporting a change in
Auditors, Sale of Sunnyvale Technologies and change of location for
The corporate headquarters.

The Company filed a Form 8-K/A on April 20, 2000 containing the consent letter from the former Auditors.

SIGNATURE
Pursuant to the requirements of Section 3 or 15(d) of the Securities
Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PHOTONICS CORPORATION
DATE:    May 15, 2000
BY:   /s/ James T. Koo
Acting Chief Financial Officer

APPENDIX C

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                              FIRST AMENDMENT
                                   10-KSB

          [X] Annual Report under section 13 or 15(d) of the Securities
Exchange Act of 1934 for the fiscal year ended 12/31/99.

Commission File Number ______________

                             Photonics Corporation
-------------------------------
               (Name of Registrant as Specified In Its Charter)

 California            77-0102343
      ---------           -------------
(State of Incorporation)    (IRS Employer Number)

1222 Alderwood Avenue,                                408-745-9318
Sunnyvale, California  94089
(Address of principal executive offices)           (Issuer's telephone
                                                            number)

Securities registered under Section 12(b) of the Act: none

Securities registered under Section 12 (g) of the Act: none

Check whether the issuer (1) filed all reports required to be filed by
Section 13 or 15 (d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days

Yes  (X)                 No ( )

Check if there is no disclosure of delinquent filers in response to Item
405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.

Yes [X]                    No ( )

State issuer's revenues for the most recent fiscal year:

The estimated aggregate market value of the voting stock held by non-
affiliates of the registrant as of December 31, 1999 was $ 531,920. The market value is based upon the average bid price of the Common Stock of $ 0.14 per share on December 31, 1999.

The Company had 4,396,271 shares of common stock, par value of $ 0.001 per share, outstanding as of December 31, 1999.


INDEX

Part I
 Item 1   Business                                    5
   General                                             5
 Products and the Market                              5
 The Competition                                      6
       Intellectual Property                          6
            Manufacturing and Suppliers                    6
        Patents and Licenses                           6
  Significant Customer                           7
  Backlog                                        7
  Employees                                      7

 Item 2
            Properties                                     7

 Item 3
            Legal Proceedings                              7

 Item 4
            Submission of Matters
            to a Vote of Security Holders                  8

Part II
  Item 5
             Market for Common Equity                      8

 Item 6
             Management's Discussion and Analysis          9
             Liquidity and Capital Resources               11
     Other Matters                                  12

 Item 7
            Financial Statements                           12

      Item 8
            Changes in and Disagreements
            with Accountants on Accounting
            And Financial Disclosures                      12

Part III
     Item 9
             Director, Executive officers,
             Promoters and Control Person:
             Compliance with Section 16a of
             the Exchange Act                              12

             Indemnification Agreement                     13
  Item 10
             Executive Compensation                        13
             Board of Director's Report on
             Repricing of Options/SARs                     14

                                      -3-

      Item 11
             Security Ownership of Certain
             Beneficial Owners and Management              14

      Item 12
             Certain Relationships and
              Related Transactions                         15

      Item 13
              Exhibits and Reports on Form 8K              16

 Signature Page                                       16

 Quarter 4 Income Statement Comparison                16

                                       -4-


Introduction

This report contains forward-looking statements and the Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of numerous factors, including those set forth below and elsewhere in this report.

Part I
Item 1.    Business

General

Photonics dba Data Technology resulted from the merger of Photonics
Corporation and DTC Data Technology Corporation in 1996.  Shortly after the merger, the Company focused on IDE, SCSI, I/O and BIOS upgrade business of IBM compatible personal computer.

As DTC is a well-known brand name and has established sales channels, while the legal name of the company is Photonics Corporation, the company is doing business as DTC Data Technology.  For brevity sake, the Company is herein after referred to as DTC or the Company.

The acquisition of DTC was consummated on March 5, 1996.  The agreement as ratified by DTC Data Technology Corporation's Shareholders at their meeting held on February 6, 1996, specifies "The Board of Directors of
DTC would file a Certificate of Dissolution in the state of Delaware after consummation of the Acquisition.  Thereafter, DTC shall continue for a term of three years or longer". The dissolution is complete, the conversion of DTC stock to Photonics stock is affected at a conversion rate of 0.147853.  All calculations of beneficial ownership, exercise and conversion of all outstanding options, warrants and other right to purchase shares of common or preferred stock uses this multiplier as though the dissolution had in fact occurred. The Company started conversion of DTC Data Technology shares to Photonics shares during
March 2000, handled by Corporate Stock Transfer of Denver, Colorado.

Products and the Market

The Company markets and sells IDE, I/O, BIOS upgrade, and SCSI products for IBM compatible PCs to Value Added Resellers (VARs), and System integrators through distribution and retailers for the upgrade after market.

Integrated Device Electronics ("IDE"), and Input and Output ("I/O")
adapters connect between a PC's central processing unit and the storage devices such as floppy and hard disks, CD-drives and other peripheral devices such as printers, scanners, and digital cameras.  The IDE I/O add on card business has declined to less than $50 million dollars per year as newer PCs have these functions built in on the mother boards and seldom need additional add on cards.

The BIOS upgrade allows older machines to access large disks and/or be
Y2K compliant.   While the Y2K market was strong for 1999, it died
after the New Year 2000.


Small Computer System Interface (SCSI) controller, due to its high performance, and high connectivity, is the controller of choice for high-end personal computers, engineering work stations, Internet and enterprise file servers.  The market is about $1 billion and is dominated by Adaptec with over 70% of the market share.  After a flat year in 1998, this market resumes its growth at double digit rate.

During first half of 1999, the company introduced several new PCI I/O products, and a family of Y2K BIOS compliant upgrade products by adding
Y2K BIOS firmware to the older products.  However, due to financial difficulties, no new products were introduced in the second half of
1999, and those new products introduced were not adequately supported.

The Competition

As the IDE I/O market declined, many vendors have dropped out of this market.  Due to lack of R&D funds, DTC plans to remain in that market place until an alternative market is available.  Promise and SIIG compete with the Company's I/O and IDE family of products.  In the BIOS upgrade market, main competitors are Unicore and AMI. In the SCSI market,
Adaptec is the main competitor.  The Company's low end Adaptec compatible products sales has declined and level off during 1999.  Due to financial difficulties, DTC introduced no new high end SCSI products during 1999.

Intellectual Property

The Company has studied the intellectual property issues and performed patent searches related to the IDE, I/O and SCSI products which it is marketing, and intends to market, and is unaware of any patents or intellectual property owned by any other party which would impede the development or sale of any of its current or planned IDE, I/O, or SCSI products.

Manufacturers

Substantially all of DTC's products are manufactured by companies located in the Far East. One time up to 90% of the Company's products requirements were produced in China by Broadsino Computer Development,
Ltd. Of Hong Kong.  However, Broadsino filed for bankruptcy during
1999.  Company had found an alternative source, ActionMedia, that was formed by a former managing director of Broadsino, K. C. Yeung, who was also a former board member and officer of the Company.

Patents and Licenses

The Company holds various patents.  DTC believes, however, that much of its important technology resides in its proprietary hardware, software and trade secrets.  Due to lack of funds, the Company let several patents expired after failing to sell them and did not have the funds to maintain them.

Certain technologies are licensed to DTC from third parties.  Those

licenses are generally perpetual, worldwide and, DTC believes, on commercially reasonable terms.

Significant Customer
During the fiscal year ended December 31, 1998 Ingram-Micro accounted for approximately 47% of net sales with D&H Distribution accounted for approximately 21% of net sales. However, Ingram Micro has indicated its intention to terminate its relationship with the Company due to low level of sales of the Company's products. Ingram-Micro has, subsequent to the original filing of the Company's 10-K Annual Report, terminated the relationship.

Backlog

DTC does not believe that its backlog is a meaningful indicator of future sales.  It is common industry practice for purchasers of DTC's products to issue purchase orders on a month to month basis rather than contract for delivery of products over an extended period of time.
DTC's sales are primarily made pursuant to purchase orders and contracts which are consistent with common industry practice, and may be canceled or modified by customers to provide for delivery at a later date with little or no penalties.

Employees
As of December 31, 1999 DTC employed 2 full time employees.  One of the employees works in the warehouse, shipping and receiving area, and the second employee performs the necessary task of book keeping and other office work.  James T. Koo, the former CEO works as a non-paid consultant for orderly winding down the business and selling of the
Company as well as technical support of the current products sold.

Item 2.  Properties

To reduce expenses, the Company has moved from a 15,000 square foot facility in San Jose, Ca. to a 2,200 square foot building in Sunnyvale,
California in Aug 1998.  Most office furniture and non-immediately sellable inventories were sold off.  The current monthly rental, including common area maintenance, is approximately $2,800.

Item 3.  Legal Proceedings

During 1999, two former employees filed claims against the company involving claims whereby the company did not have the money to pay the vacation pay earned, when they were laid off.  One of the two employees also filed sexual harassment and discrimination charges against the
Company.  Company has settled both cases by paying their vacation pay and a month salary penalty in March 2000.

Insight Electronics Distribution, Danka Financial, Bay Alarm, and
Innovative Vanguard, are former vendors and a sales representative of the Company, all have filed legal claims against the Company.  Due to financial difficulties, the Company did not have the legal resources to defend itself.  Several of these cases are pending, while two (Bay
Alarm and Innovative Vanguard) default judgments have been issued against the Company.

At the end of Dec. 31, 1998, there was no further legal action pending, however, due to the fact that the Company was not able to meet the back payment to vendors, additional suits may be filed against the Company.
However, all vendors and other debt holders are being negotiated with at the present time.

Because the Company no longer carries director and officers insurance, all directors and officers have resigned as of June 1999, except the
Corporate Secretary.

Item 4.  Submission of Matter to a Vote of Security Holders

No matters were submitted during the year of 1999 to a vote of security holders through the solicitation of proxies or otherwise.

PART II

Item 5.  Market for Common Equity

The Company's Common Stock trades on the Over The Counter Bulletin
Board ("OTCBB") under the symbol: PHOX for Photonics Corporation and under the symbol DTEC for the pre-merger DTC Data Technology
Corporation.  DTC Data Technology was legally dissolved as a Delaware corporation in March 1999.  Its stock symbol has been taken over by a new company, Delano Technology in Feb. 2000.  The Company is converting all the DTC shares to Photonics shares in March 2000.



Fiscal Yr. End 12/31/97            HIGH          LOW
First Quarter                      .875        .050
Second Quarter                     .4375         .050
Third Quarter                      .4375         .027
Fourth Quarter                     .375          .020

Fiscal Yr. End 12/31/98
First Quarter                      .75           .03
Second Quarter                     .75           .04
Third Quarter                     1.125          .04
Fourth Quarter                     .625          .03

Fiscal Yr. End 12/31/99
First Quarter                      .3125         .03
Second Quarter                     .25           .03
Third Quarter                      .25           .03
Fourth Quarter                     .25           .03



The Company has not historically paid cash dividends.  The Company does not anticipate paying any cash dividends in the foreseeable future.  As of December 31, 1999, the Company had preferred dividends in arrears greater than 12 months due of $443,414.  These dividends in arrears are

expected to be settled via the issuance of common stock.  The Company currently does not anticipate paying any cash dividends in the foreseeable future.

Item 6.  Management's Discussion and Analysis

The statements made concerning expected company performance and product commercialization are forward-looking statements and as such are made pursuant to the Safe Harbor Provisions of the Private Securities
Litigation Reform Act of 1995.  The Company's 1997 10-KSB contains detailed risk factors that may contribute to the actual results for
1998 and beyond which could materially differ from forward-looking statements made by the Company.

The Company's revenues in fiscal 1999 decreased to $0.72 million, a 77%
decline from 1998 revenues of $3.484 million.  Massive inventory write off resulted from the Company's move to a much smaller headquarter space during the year.  This move negatively impacted the Gross Margin and made it meaningless for detailed discussion.

Due to lack R&D in a rapidly changing market of Personal Computer, the
Company's products quickly become non-competitive or obsolete.
Approximately 34% ($0.263 million) sales during 1999 were derived from
Company's Y2K solutions for PCs.  The sales for these products stopped after January 1, 2000.

Also because lack of funds for needed inventory for sales, customer orders have not been filled.  Combined with lower overall sales, Ingram
Micro and Merisel, two largest customers of the Company representing approximately 47% and 9% of Company's 1999 sales, have informed the
Company of their intention to terminate their relationship with the
Company.  Other small customers also left the Company due to obsolete products and slow or non-delivery.

Due to continued loss, failure to find additional funds, the Company decided to cease its operations and laid off most of its employees in
June 1999.  The Company has retained Mr. James T. Koo, the former CEO, as a non-paid consultant to an orderly shut down and sell the business.
Effective June 23, 1999, Registrant's board of directors and officers, except Board Secretary, resigned.

The Registrant has been following this procedure rather than filing for
Chapter 7 in order to maximize return to creditors.  Should creditors not go along with the procedure and individually attempt to seize assets through writs of attachments or like devices the Registrant would intend to file for Chapter 7, which Registrant believes, would cause all creditors to receive less.

Since July, Coast Business Credit ("Coast"), the secured asset lender has requested all customers of Company to send payments directly to
Coast, and then it advances needed operating expenses to the Company.
The Registrant had approximately  $ 531,817 of Accounts Receivable, approximately $22,760 of secured bank debt at the end of Oct.  However, in November 1999, Coast questioned the quality, and determined the
Accounts Receivable of the Company will not be able to pay back the

bank debt, and had decided to stop advance to the Company unless a personal guarantee was in place.  Consultant James T. Koo had to provided needed personal guarantee for the funds advanced  the Company.
This loan was finally paid off on Nov. 31, 1999.  However, in Feb.
2000, Coast claimed the auditing fee and the legal expenses involved in the personal guarantee exceeded the $3,000 withholdings by $1,200 and refused to remove the UCC claim.  This claim has been settled.

In July, a potential buyer of the Company was identified if all creditors would accept $0.15 for every dollar owed.  However the
Company failed to obtain an affirmative answer from a major creditor,
CompUSA.  After three months of waiting, several creditors have since resumed legal claims against the Company.

Starting November 1999, the Company decided to seek a buyer for the
Company after Chapter 11 reorganization.  In December, an offshore potential buyer had been identified who has offered $200,000 for the
Company, included in this the legal expenses needed for reorganization,
Mr. Koo to stay on for an unspecified time and an investment of $50,000 or more.

During February 2000, days before the Company plans to file Chapter 11, the Company was contacted by and reached an initial, non-binding agreement to acquire RealEstate4Sale.com(RE4S).  Subject to
shareholders approval, when the acquisition is completed, RE4S shareholders will own 85% of the Company on a fully diluted basis, including conversion of a majority of the Company's debt to stock through a convertible debenture.  Other major terms and conditions including all the former Board Member, officers, and major shareholders will agree to hold their stock holdings for a minimum period of six months, and more than 85% (value of the debt) of the current debt holders will accept a discount payment of .45 shares of Company's common stock for each $1.00 debt.  And the management of the Company will sell off the DTC business with the proceeds benefiting Debt Holders of the
Company.

RealEstate4Sale.com started in May of 1999.  It is an Internet based company focusing on business-to-business commercial real-estate listings and related business advertising.
James Vaughn, Chairman of RE4S, Thomas Bailey, President, CEO of RE4S,
Joseph F. Langston, VP, CFO, and director of RE4S, J. Doyle, Director of RE4S together with James T, Koo, the former CEO of Photonics will be recommended for forming the new Board of Directors of the Company after the acquisition.  The current executive officers of RE4S to expected to assume the executive officer positions of the Company.

As part of this acquisition agreement, to allow the merged company to focus on Internet and real-estate business, at the request of RE4S, Mr.
James T. Koo purchased the remaining DTC business with all associated tangible and intangible assets and current liabilities for $75,000 in cash paid to the Company plus the assumption of certain liabilities.  The sale was effective as of December 31, 1999, and provides the Company with funds for legal and auditing fees relating to the acquisition of RE4S.
The Company is still actively soliciting other offers.

To avoid any failure resulting from a major creditor not accepting the conversion of debt to common shares and at the request of RE4S, Mr.
James T. Koo agreed to indemnify the Company, conditioned upon and following the acquisition of RE4S, for cash claims from existing creditors of the Company above $500,000 for a period of one year.
The indemnity is limited to an amount equal to and is secured only by
Mr. Koo's  holdings of stock in the Company.  Such holdings total over
500,000 shares. In exchange for the indemnity, Mr. Koo will receive approximately 193,000 shares of addition common stock of the Company as part of the acquisition transaction.

Since this acquisition agreement is superior to the offer from the offshore buyer, the company has stopped purchase discussions with him, and the Chapter 11 filing; but has been actively pursuing the acquisition of RE4S.  However, no assurance can be given that the acquisition will complete.  Failure to consummate this acquisition, the only alternative for the Company will be filing Chapter 7 for liquidation.  The Company estimates after paying off the priority employee payroll and vacation debt, the unsecured debt holder will receive less than two cents ($0.02) for every dollar of debt.  No assurance can be given that there will be funds generated to pay any person.  Registrant does not expect its shareholders to obtain any monies if it is required to file liquidation.

The proposed acquisition, sale of DTC, election of directors and other matters will be in a forth coming proxy for shareholders approval in a shareholder's meeting.

Subsequent Events

On May 31, 2000, Photonics Corporation and RealEsate4Sale.com, Inc. terminated the agreement with RealEstate4Sale.com pursuant to the terms and conditions of the February 3, 2000  agreement.

The Company is currently negotiating a definitive agreement (the
"Agreement"), which management believes will be finalized, to merge with the successor company to RealEstate4Sale.com, Inc., REpipeline.com, Inc.
("REP-T") subject to the fulfillment of the following conditions:

(i) Photonics must have has received confirmation from eighty-five percent
(85%) of the debt holders of record as of December 31, 1999 to convert their respective debt into common stock of Photonics at a ratio of .45 shares of Photonics common stock for each $ 1 dollar of debt, such debt to be a negotiated amount with each creditor. This condition has been fulfilled by the Company.  A representative of REP-T has accepted these approvals and exceptions, as noted in Exhibit A attached to the Agreement.
As part of this condition, there exists an understanding between the parties that any non-converted debt of Photonics, including any litigation resulting therefrom will be borne by the Trust account as further described in the
Agreement.

(ii) All Photonics Preferred Stock has converted into common stock of
Photonics on a 1 to 1 ratio. This condition has also been fulfilled by the
Company.  The dividends that remain unpaid for the fiscal year ends of 1998

                                11
and 1999 will be paid in the form of common stock of the Company at a price of $1 per share of Photonics common stock.

(iii) James Koo will set up a trust account  (the "Trust Account") for the purpose of indemnifying REP-T against creditors of Photonics that had unpaid debt as of December 31, 1999 that totaled greater than $500,000.
The Trust Account will have a term of one year and will be funded with his holdings of Photonics shares.  In addition, this account will own shares of
Photonics allocated to accounts payable and debt holders of Photonics which did not previous elect to convert, or were subject to litigation that was unresolved at the time of  the acquisition. During the term of the Trust
Account, the shares in the Trust Account can be sold pursuant to instructions by Mr. James Koo, or his designated agent; but no distributions can be made out of the account until released or approved by the Board of REP-T.

(iv) Photonics shareholders must ratify the transfer of the assets and business of the division of Photonics, DTC Data Technology, to Sunnyvale
Technology Corporation and the subsequent sale of 90% of Sunnyvale
Technology Corporation to James T. Koo for $75,000 plus certain assumed liabilities as of December 31, 1999.

(v) Photonics issue a sufficient number of  newly issued common shares to provide such issuance (85% of total issued shares after full dilution) for the acquisition of all outstanding shares of REP-T, Inc.

(vi) Both parties agree to abide by all local, state, federal and securities laws in relationship to the pending acquisition.

(vii) REpipeline to provide all required legal & securities work to effect such acquisition and meet all state, federal and securities filing requirements.

(viii) Photonics to provide a copy of the last audit of financials and other necessary documents and expenses of this merger at their expense.

(ix) Photonics initiate required filings, documents and notices to hold a shareholders' meeting to elect Directors, of which Photonics will recommend
3 Directors to be specified by REP-T, Inc.

(x) The proxy notice of shareholder meeting shall be sent within 5 days of the SEC approving such proxy statement.

(xi) The effective date of acquisition shall be the date of the shareholders meeting, subject to shareholder approval of such acquisition.

(xii) REpipeline is authorized to handle all public statements as same are to be approved by the President or Chief Financial Officer or Attorney or
duly authorized person of each respective company.  All news releases are to conform to all local, state, federal and securities guidelines.

Year 2000
The Company did not suffer any internal Year 2000 issues from its own information system, databases, programs and communication equipment.

                                12
Additionally, it is our belief that the Company's hardware and software are Year 2000 compliant.

The Company has not suffered any adverse effects on the Company's operations for the year 2000 readiness of key distributors, suppliers, customers, vendors and financial service organizations.

The Company introduced a line of new products of PC based Y2K BIOS upgrade during 1999.  The sales of this product dropped significantly since the first of the year 2000.

There can be no assurance, however, that there will not be a delay in, or increased costs associated issues related to Year 2000 still unknown to the Company at this time, and potential impact and related costs are unknown at this time.

Liquidity and Capital Resources
The Company has working capital of $.075 million and its current liabilities exceed its current assets by $4.3 million.  During the first quarter of 1999, the Company retained Hagerty Steward, an investment banking firm, and Donald Yu, a financial adviser to raise capital and arrange a new loan for the Company.  Both attempts failed.  Liquidity and capital resources of the Company became non-existent at December
31, 1999.  It is management's opinion that unless the above discussed acquisition is completed; the only alternative will be for the
Company to file either Chapter 11 for reorganization or Chapter 7 liquidation.

Other Matters
To reduce cost, the Company decided to change Company's independent public auditor from BDO Seidman to Hein and Associates, LLC of Dallas
Texas. Subsequent to the filing of the Company's 10-K Annual Report, the Company decided to change it's independent public auditor from
Hein and Associates, LLC to Turner Stone & Associates, Dallas, Texas.
The Company filed and 8-K with the SEC relating to this change on
June 6, 2000.

On Aug. 1, 1999, to reduce operating the expenses, the Company moved to smaller quarters at 1222 Alderwood Av., Sunnyvale, CA. 94089.  The
Company is no longer able to maintain the old mainframe based MIS system and installed a PC based MIS system for the Company's financials.  This together with change of financial personnel, and document filing system may cause auditing difficulties at the year-end.

The Asian financial crisis impacted the Company negatively as two major vendors of the Company went bankrupt in Asia, including Actionwell, which supplied 90% of Company's products and provided major share of business credit to the Company.  Managing Director of Actionwell, K. C.
Yeung was a board member and officer of the Company.

Item 2.1  Financial Statements
The financial statements and supplementary data provided pursuant to this Item are included herewith in pages F-1 through F-19.

Item 8.  Changes in and Disagreements with Accountants of Accounting and Financial Disclosures.

No Change

PART III

Item 9.  Directors, Executive Officers, Promoters and Control Persons;
Compliance with Section 16a of the Exchange Act
The following table sets forth certain information with respect to the executive officers and directors of the Company.  All board member and officers of the Company resigned on June 23, 1999.  Before resignation, the Board appointed Mr. James T. Koo, the former CEO of the Company to an orderly shut down and sell the Company.

Name                                                 Age
Position with the Company

James T. Koo                                 59 Managing Consultant

Mr. Koo is an unpaid consultant of the Company.  He served as the
President and member of the Board of DTC since 1994.  From 1992 to 1994 he was a Vice President of Qume Corporation and General Manager of DTC
Data Technology Corporation, then a wholly owned subsidiary of Qume
Corporation.  Prior to joining DTC, Mr. Koo was with Mosel-Vitelic, a developer and manufacturer of memory integrated circuits, from 1984 until April 1992.  There he held several positions including Senior
Vice President of Engineering, Operations, Marketing, Marketing and
Sales of Taiwan Operations, and other management positions.

Indemnification Agreement
The Company's Articles of Incorporation and Bylaws provide for indemnification of the officers and directors of the Company to the full extent permitted by law.  The General Corporation Law of the State of California permits a corporation to limit under certain
circumstances, a director's liability for monetary damages in actions brought by or in the light of the corporation.  The Company's Articles of Incorporation also provide for the elimination of the liability of directors for monetary damages to the full extent permitted by law.

However, as all the Board of Directors and Officers of the Company have resigned, the Company no longer carries director and officers'
insurance.  At present, there is no pending litigation or proceeding involving a director, officer or employee of the Company as to which indemnification is sought, nor is the Company aware of any threatened litigation or proceeding that may result in claims for indemnification.

The Company understands that the staff of the SEC is of the opinion that statutory, charter, and contractual provisions as those described above have no effect on claims arising under the federal securities laws.  The Company is not aware of any material threatened or ongoing litigation or proceeding, which may result in a claim for such indemnification

Item 10.  Executive Compensation

Executive officers having cash compensation in excess of $100,000 paid or accrued for services rendered during the years ending December
31,1998 and December 31, 1999 are as follows:

                           Compensation        Long Term Compensation
   Name and       Year     Salary  Bonus         Stock Option  All Other
Prin. Position   Ending    $  (3)  $              Award          $  (2)
                                                   Shares (1)
James T. Koo, 12/31/99       0      0                0              0
Pres,CEO,Dir. 12/31/98     124,744  0             5,000          2,000

1. In fiscal 1998 an option to purchase 5,000 shares of Photonics was awarded to Mr. Koo and to each of the Directors who had served on the Board for a full year.  These options were granted in
appreciation of the time and effort afforded to the Company by the
Directors who serve without remuneration.  As of December 31, 1999, all outstanding options of Mr. Koo have expired.

2. Mr. Koo was a participant in the DTC 401(k) shared savings plan during 1998.  The Company, as provided for in the 'employer match'
provision of the plan, contributed $2,000.

3. The salary compensation reflected a temporary 10% salary reduction instituted during the year 1998.  Starting Nov. 8, 1998, Mr. Koo has been working without pay due to financial difficulties of the
Company.

4.   Company Executive Officers exercised no stock options during 1999.

5.   Board of Director's Report on Repricing of Options/SARs

Item 10.  There was no repricing of options/SARs during the year ended Dec.
31, 1999.  All outstanding options of the Company, included those granted to all employees, officers and board directors have expired as of
December 31, 1999.

Item 11.  Security Ownership of Certain Beneficial Owners and
Management

The following table sets forth the shares of the Company's Common Stock beneficially owned on December 31, 1999, by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Common Stock, (ii) by each of the former directors,
(iii) by each of the former executive officers listed in the Summary
Compensation Table for 1999, and (iv) by all former directors and officers as a group.  The options, warrants and common and preferred stock represented in this table reflect the 1 for 7 reverse split of
Photonics stock with became effective February 9, 1996 prior to the finalization of the merger.

The acquisition of DTC was consummated on March 5, 1996.  The agreement as ratified by DTC Data Technology Corporation's Shareholders at their meeting held on February 6, 1996, specifies "The Board of Directors of

DTC would file a Certificate of Dissolution in the state of Delaware after consummation of the Acquisition.  Thereafter, DTC shall continue for a term of three years or longer". The dissolution is complete, the conversion of DTC stock to Photonics stock is affected at a conversion rate of 0.147853.  All calculations of beneficial ownership, exercise and conversion of all outstanding options, warrants and other right to purchase shares of common or preferred stock uses this multiplier as though the dissolution had in fact occurred.

                             Shares
                          Beneficially     Note #          Percent
Beneficial Owner             Owned           (1)            Owned
David S. Lee,
Chairman of the Board       1,106,521                   17.5%
c/o Photonics Corporation
1222 Alderwood Avenue,
Sunnyvale, CA 94089

Broadsino Computer
Development, Ltd. (2)        891,412                         13.7%
K.C. Yeung
Room 1101, 1103
and 1104 Star Center
443-451 Castle Peak Road
Kwai Chung NT, Hong Kong

Domex Technology
Corporation                   779,612                      11.7%
No. 2, Technology Rd. 1,
Science-Based Industrial Park
Hsinchu, Taiwan, ROC

James T. Koo, President       536,762                       8.1%
c/o Photonics Corporation
1222 Alderwood Avenue,
Sunnyvale, CA 94089

Robert P. Dilworth,
Director                        15,491                         *
c/o Photonics Corporation
1222 Alderwood Avenue,
Sunnyvale, CA 94089

John Miao, Director             155,000                  2.3%
c/o Photonics Corporation
1222 Alderwood Avenue,
Sunnyvale, CA 94089

All Officers and Directors
as a group (5 persons)         2,710,288                        40.6%
* Denotes less than 1%

1. Percentage calculations are based upon 4,396,271 shares of
Common Stock, 2,328,136 shares of Preferred stocks.  All

warrants or options have expired as of December 31, 1999.
Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common and Preferred Stock and options or warrants to purchase stock.
2. Broadsino filed for bankruptcy at the end of 1999.  UCO Bank Hong
Kong took over the ownership of both common and preferred shares previously owned by Broadsino in 2000.

 Percentage calculations are based upon 4,396,271 shares of
Common Stock, 2,328,136 shares of Preferred stocks.  All
warrants or options have expired as of December 31, 1999.

Item 12.  Certain Relationships and Related Transactions

A former member of the Board of Directors and Vice President of DTC
Hong Kong (See Item 11, note 6) is also President of the Company's prime subcontractor, ActionMedia, for the production of the Company's storage controllers, which meets approximately 90% of the Company's
product requirements.   ActionMedia filed bankruptcy in 1999.
The Company entered into an agreement with CMC Industries ("CMCI"), a company owned by DTC's largest shareholder and Chairman of the Board, wherein CMCI assumed and paid specific vendor invoices of the related party who is the Company's prime sub-contractor.  This note bore interest at 12% per annum, balance due upon demand.  At December 31,
1996 the Company owed a total in principle and interest of $431,894.
In conjunction with the private placement of the Company's Series A
Convertible Preferred Stock, this debt was converted to said stock at
$1.00 per share.

Item 13.  Exhibits and Reports on Form 8-K

EXHIBIT II
                       Computation of Earning per Common Share
                         December 31,          December 31,
                           1999           1998
Weighted Average
Common Shares
Outstanding              4,396,271              4,485,595

Net <loss> income       <$  836,514>           $<2,917,000>

Basic <loss> earnings
per common share          $    <.19>           $    <0.67>

Exhibit 2.1 Plan of Acquisition, Reorganization, etc.
The Company transferred all assets of its operating division,
DTC data technologies, to Sunnyvale Technologies Corporation and sold 90% of Sunnyvale Technologies Corporation.  See Management
Discussion and Analysis above.

Exhibit 27.1 Financial Data Schedule

The Company filed a Form 8-K on June 25, 1999 reporting the Company's decision of cease operation and sale of the Company.

The Company filed a Form 80K on April 12, 2000 reporting a change in
Auditors, Sale of Sunnyvale Technologies and change of location for
The corporate headquarters.

SIGNATURE

Pursuant to the requirements of Section 3 or 15(d) of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Photonics Corporation

/s/ Koo

__________________________________
James T. Koo
Managing Consultant
Dated:  June 16, 2000
Sunnyvale, California

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
                    AND CONSOLIDATED FINANCIAL STATEMENT
                               SCHEDULES



Consolidated Financial Statements                                 Page
 ------------------------------                                  ----
Report of Independent Certified Public Accountants               F-2

Consolidated Financial Statements

    Balance Sheet - Assets                                       F-3
    Balance Sheet - Liabilities and Stockholder' Deficit        F-4

    Statements of Operations                                     F-5

    Statements of Shareholders' Deficiency                      F-6

    Statements of Cash Flows                                     F-7

Notes to Financial Statements                                   F-8 - F-19

                                      F-1

                       Independent Auditor's Report

Board of Directors
Photonics Corporation
   and Subsidiaries
San Jose, California

We have audited the accompanying consolidated balance sheet of Photonics
Corporation and subsidiaries, as of December 31, 1999, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the year then ended.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audit.  The consolidated financial statements of Photonics Corporation as of December 31, 1998 were audited by other auditors whose report dated
April 21, 1999 expressed an unqualified opinion on those consolidated financial statements and included an explanatory paragraph relating to the
Company's ability to continue as a going concern.

We conducted our audit in accordance with generally auditing standards.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1999 consolidated financial statements referred to above present fairly, in all material respects, the financial position of
Photonics Corporation and subsidiaries, as of December 31, 1999, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern.  Management's plans in regard to these matters are also described in Note 1.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Certified Public Accountants
June 13, 2000

                          PHOTONICS CORPORATION
                            AND SUBSIDIARIES
                        CONSOLIDATED BALANCE SHEETS
                        DECEMBER 31, 1999 AND 1998

                                   Assets
                                                 1999               1998

Current assets:

 Cash                                       $ - $ 42,000
 Accounts receivables, trade net of
    allowance for doubtful accounts
    of $0 and $82,710, respectively           -  313,000
 Contract of sale receivable             75,000        -
 Due from stockholder                         -   52,000
 Inventories                                  -  350,000
 Prepaid expenses and other assets            -   59,000

  Total current assets                 75,000    816,000

Property and equipment, at cost, net of
 accumulated depreciation of $0
 and $2,667,000, respectively                 -   21,000

Other assets                                  -   15,000

                                     $  75,000 $ 852,000

The accompanying notes are an integral part of the consolidated financial statements.

                           PHOTONICS CORPORATION
                              AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS
                         DECEMBER 31, 1999 AND 1998
                     Liabilities and Stockholders' Deficit

                                                   1999             1998
Current liabilities:
 Accounts payable, trade                 $2,097,523   $1,450,000
 Accrued expenses                           361,968      372,000
 Due to ADL                                 497,070    1,115,000
 Line of credit                                   -      147,000
 Notes payable, stockholder               1,013,000      934,000
 Current portion of long-term notes payable       -            -

   Total current liabilities               3,969,561   4,018,000

Long-term debt payable, net of current portion     -           -

Commitments and contingencies                      -           -

Minority interest in subsidiary                    -     125,000

Stockholders' deficit:

 Preferred stock, $1.00 par and liquidation
  value, 6,000,000 shares authorized,
  2,328,136 and 2,328,136 issued and
  outstanding, respectively, dividends in
  arrears of 443,817 and $211,000,
respectively                                2,328,136   2,328,000
 Common stock, $.001 par value, 20,000,000
  shares authorized, 4,396,271 and
4,396,271 shares issued and
outstanding, respectively                       4,396       4,396
 Paid in capital in excess of par          44,091,604  44,091,604
 Accumulated deficit                     (50,318,697) 49,869,000)

 Accumulated other comprehensive income            -      154,000

                                        (3,894,561) (3,291,000)

                                          $   75,000      852,000

The accompanying notes are an integral part of the consolidated financial statements.

                           PHOTONICS CORPORATION
                             AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF OPERATIONS
                   YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                  1999              1998

Revenues, net of returns and allowances        $ 750,226 $ 3,484,000

Cost of revenues                                 332,916   2,952,000

Gross profit                                     417,310     532,000

Operating expenses:

 Product development                                   -     376,000
 General and administrative                        857,648 2,461,000
 Impairment of long lived assets                       -     303,000

                                                  857,648   3,140,000

Operating loss                                 (440,338) (2,608,000)

Other income (expense):

 Interest expense                              (339,770) (389,000)
 Gain on sale of available
 for sale securities                                   -      50,000
 Gain on abandonment of
 minority interest                               125,000           -
 Other income                                     52,611     292,000
 Other expenses                                         -  (50,000)
                                                (162,359) (97,000)

Loss before income taxes                       (602,697) (2,705,000)

Federal and state income taxes                     1,000       1,000

Net loss                                      $(603,697) $(2,706,000)

Preferred stock dividends                      $ 232,817  $   211,000

Net loss available to common stockholders     $(836,514) $(2,917,000)

Loss per share:

 Basic                                      $(        .19) $(      .67)
 Diluted                                    $(        .19) $(      .67)
The accompanying notes are an integral part of the consolidated financial statements.

                              PHOTONICS CORPORATION
              CONSOLIDATED STATEMENTS OF SHAREHOLDERS' DEFICIENCY
                   FOR THE YEAR ENDED DECEMBER 31, 1999 AND
                     THE YEAR ENDED DECEMBER 31, 1998



        PREF STOCK     COM STOCK        ADDL              ACCUM
         -----------   ----------      PAID-IN    ACCUM  OTHER COMP
       SHARES AMOUNT    SHARES AMOUNT    CAP      DEFICIT  INCOME    TOTAL
        -----    -----  -----   ----    -----    ------   ----     -------
(1)   2106009  2106000 4164148 $ 4396  44085604 (47163000)  154000  (813000)
(2)        --      --    32123             6000        -        -      6000
(3)     222127  222000                                                222000
(4)                                              (2706000)          (2706000)
----------------------------------------------------------------------------
(5)    2328136 2328000 4396271   4396  44091604 (49869000)  154000 (3291000)
(6)                136                                                   136
(7)                                                 603697            603697
(8)                                                 154000  (154000)
----------------------------------------------------------------------------
(9)    2328136 2328136 4396271   4396  44091604 (50318697)        ($3894561)


KEY TO ABOVE TABLE
(1)  Balance at January 31, 1998
(2)  Issuance of common stock under the stock option plans
(3)  issuance of preferred stock for cash
(4)  Net Income (Loss)
(5)  Balance at December 31, 1998
(6)  Rounding
(7)  Net Income (Loss)
(8)  Reclassification adjustment for foreign currency translation
(9)  Balance at December 31, 1999

The accompanying notes are an integral part of the consolidated financial statements.

                         PHOTONICS CORPORATION
                           AND SUBSIDIARIES
                       STATEMENTS OF CASH FLOWS
                 YEAR ENDED DECEMBER 31, 1999 AND 1998
                                                   1999            1998
Cash flows from operating activities:
Net loss                                      $(603,697) $(2,706,000)

Adjustments to reconcile net loss to net cash
used in operating activities:

Gain on sale of available for sale securities          -    (50,000)
Loss on impairment of long lived assets                -       303,000
Issuance of pref stock in exchange for debt      425,950       122,000
Depreciation                                       6,471        14,000
Net recovery of doubtful accounts                      -      (88,000)
Advances                                           52,000             -
Accounts receivable                              255,235     1,003,000
Inventories                                      331,674       570,000
Prepaid expenses and other assets                 53,469      (1,000)
Accounts payable                                 647,523        24,000
Accrued expenses                             (1,104,032)     (69,000)
Due to AMI                                              -       514,000
Minority interest                                125,000             -
                                                  543,290     2,342,000
  Cash provided by operations                    189,593  (364,000)

Cash flows from investing activities:
Cash sold to related corporation               (10,393)            -
Proceeds from sale of investment                       -       221,000
Purchase of property and equipment                25,544   (87,000)
  Cash used in investing activities               15,151       134,000

Cash flows from financing activities:

Proceeds from line of credit                           -     2,167,000
Repayments of line of credit                   (147,000)   (2,020,000)
Proceeds from short-term debt                          -       230,000
Repayments of short-term debt                          -   (216,000)
Sale of preferred stock                                -       100,000
Issuance of common stock from options                  -         6,000
Shareholder loans proceeds                       576,070             -

 Cash used in financing activities               429,070       267,000

Net increase (decrease) in cash                (42,000)       37,000
Cash at beginning of period                       42,000         5,000

Cash at end of period                          $       -     $  42,000
The accompanying notes are an integral part of the consolidated financial statements.

                         PHOTONICS CORPORATION
                            AND SUBSIDIARIES
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business and operations

Photonics Corporation, dba DTC Data Technology (the Company, Photonics, DTC), a
California corporation, resulted from merger of Photonics Corp. with DTC Data
Technology in March of 1996.  The Company designs, develops, and markets
Integrated Device Electronics (IDE) and Small Computer Systems Interface
(SCSI) disk controller cards and Input/Output (I/O) products for personal computers.

During the first half of 1999, the Company introduced several new PC projects and a family of Y2K BIOS compliant upgrade products.  However, due to financial difficulties, no new products were introduced in the second half of 1999 and the newly introduced products were not adequately supported.  As a result, in June 1999, the board of directors voted to shut down business operations and attempt to sale the Company or its assets.

Principles of consolidation

The accompanying consolidated financial statements include the general accounts of the Company and its two subsidiaries, Qume Taiwan (QT) and DTC
Hong Kong (DTCHK).  Through December 31, 1998, the Company owned a 99.4%
interest in the QT subsidiary with the remaining .6% interest representing the minority stockholders' proportionate share in the equity of QT.  During early 1999, the Company abandoned its interest in QT.  All intercompany transactions, accounts and balances have been eliminated in the consolidation and there were no material intervening transactions.

Basis of presentation and going concern uncertainty

The consolidated financial statements of the Company have been prepared assuming that the Company will continue as a going concern.  The Company has incurred recurring losses and as of December 31, 1999 has a working capital deficit of approximately $3,900,000 and was in default on its operating line of credit.  These conditions, among others, give rise to substantial doubt about the Company's ability to continue as a going concern.  Over the past five years, the Company has sold portions of its business considered to be outside the scope of its strategic focus in order to supplement working capital resources and reduce dependence on bank financing, and is currently in the process of negotiating a merger which management believes will ultimately lead to the Company being able to sell additional shares of its stock.  Additionally, the Company has ceased operations and sold all assets for cash to prepare for a pending merger/acquisition.

Management believes that these steps, as well as outside investment participation, will provide the Company with the opportunity to achieve its objectives of obtaining certain value for the creditors and shareholders alike.  There is, however, no assurance that the steps taken or programs in place will meet all of the Company's needs to consummate the pending

merger/acquisition or that it will continue as a going concern.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Management estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

Cash flows

For purposes of the consolidated statement of cash flows, the Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.  None of the Company's cash is restricted.

Revenue recognition

Revenue is generally recognized upon shipment of product.  Sales to distributors are made pursuant to agreements which provide the distributors certain rights of return and price protection on unsold merchandise.
Revenues from such sales are recognized upon shipment, with a provision for estimated returns and allowances recorded at that time.

Property and equipment

Property and equipment is stated at cost less accumulated depreciation.
Depreciation of property and equipment is being provided by the straight-line method over estimated useful lives of three to seven years.  Assets held under capital lease obligations are amortized by the straight-line method over the shorter of the lease term or the estimated useful life of the assets, generally three to seven years.  For the years ended December 31,
1999 and 1998, depreciation expense totaled $17,015 and $14,000, respectively.

At December 31, 1999 (prior to the DTC sale (Note 14)) and 1998, property and equipment was comprised of the following.

                                      1999             1998

 Equipment                          $ 2,317,000  $ 2,317,000
 Furniture and fixtures                 277,000      277,000
 Leasehold improvements                  94,000       94,000
                                      2,688,000    2,688,000
 Less accumulated
      Depreciation                  (2,684,015) (2,667,000)
                                    $     3,985  $    21,000

Inventories

Inventories are stated at the lower of cost or net realizable value (market)
and consists of raw materials, work in process and finished goods that have not been shipped to customers.  The cost of inventory is determined using the first-in, first-out method.  At December 31, 1999 (prior to the DTC sale
(Note 14)) and 1998, inventory consisted of the following components.

                                     1999          1998

 Raw materials                     $ 5,327      $ 88,000
 Work-in-process                         -        62,000
 Finished goods                     12,999       200,000

                                  $ 18,326     $ 350,000

Foreign currency translation

The Company's foreign subsidiaries located outside the United States use the local currency as its functional currency.  Assets and liabilities are translated at exchange rates in effect at the balance sheet date, while revenues and costs are translated at monthly average exchange rates.
Translation gains and losses are accumulated as a separate component of stockholders' deficit.  For foreign entities operating in U.S. dollars, net non-monetary assets are translated at historical exchange rates, and net monetary assets are translated at current exchange rates.  Translation gains and losses are included in the determination of the results of operations.

Loss per share

Basic loss per share amounts are computed using the weighted-average number of common stock shares outstanding during the periods.  Diluted loss per share amounts are computed using the weighted-average number of common and common equivalent shares outstanding during the periods.

As a result of the losses incurred in 1999 and 1998, common equivalent shares relating to the convertible preferred stock (Note 3) of 2,328,136 in 1999 and
2,447,545 in 1998 were antidilutive and, accordingly, were excluded from the computation of loss per share for those years.

Short-term investments

Short-term investments, consisting of publicly traded preferred and common stock, are stated at fair value.  The Company has adopted SFAS No. 115,
Accounting for Certain Investments in Debt and Equity Securities.  SFAS No.
115 requires companies to classify investments in debt and equity securities with readily determinable fair values as "held-to-maturity," "available-for-
sale," or "trading" and established accounting and reporting requirements for each classification.  The Company classifies all short-term investments as
"available-for-sale."  Securities classified as available-for-sale are reported at their fair market value with unrealized gains and losses

reported as a separate component of stockholders' deficit.

Long-lived assets

The Company periodically reviews its long-lived assets and certain identifiable intangibles for impairment.  When events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, the Company writes the asset down to its net realizable value.
In 1998, the Company determined that $216,000 of intangible assets from the prior year and $87,000 of current year expenditures for intangible assets, no longer had economic value to the Company as part of a business plan restructuring.  Accordingly, the Company recognized a one time charge of
$303,000 for the impairment of the related assets.  The Company incurred no substantial impairment of Long-lived assets charge during 1999.

Stock based incentive program

SFAS No. 123, "Accounting for Stock-Based Compensation," encourages entities to recognize compensation cost for stock-based employee compensation plans using the fair value method of accounting, as defined therein, but allows for the continued use of the intrinsic value method of accounting prescribed by
Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock
Issued to Employees."  The Company has not granted options since May 1998, and continues to use the accounting prescribed by APB Opinion No. 25.  As such, the Company is required to disclose pro forma net income and loss per share amounts as if the fair value method of accounting has been applied
(Note 8).

2. ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In February 1998, the Financial Accounting Standards Board (FASB) issued SFAS
No. 132, Employer's Disclosure about Pensions and Other Postretirement
Benefits, which standardizes the disclosure requirements for pension and other postretirement benefits.  The adoption of SFAS No. 132 did not impact the Company's current disclosures.

In June 1998, the FASB issued SFAS No. 133, Accounting for Derivative
Instruments and Hedging Activities.  SFAS No. 133 requires companies to recognize all derivatives contracts as either assets or liabilities in the balance sheet and to measure them at fair value.  If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedge asset or liability that are attributable to the hedge risk or (ii) the earnings effect of the hedged forecasted transaction.  For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.  SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999.

The Company has not entered into derivatives contracts either to hedge existing risks or for speculative purposes.  Accordingly, the adoption of this new standard on July 1999 did not affect its financial statements.

3. PREFERRED STOCK

In December 1996, the Company entered into a Private Placement Memorandum
(PPM) for the sale of up to 3,600,000 shares of Series A Convertible
Preferred Stock, at 1.00 per share, with minimum lots being 25,000 shares.
The Series A Convertible Preferred Stock is convertible into common stock on
a 1 for 1 basis, and carries a provision for a 10% cumulative dividend, with dividends in arrears greater than 12 months being payable in the form of common stock at the equivalent rate of $1.00 per common share.  The Series A shares also have a liquidation preference of $1.00 per share and voting rights.  As of December 31, 1999 and 1998, the Company had issued 2,328,136 and 2,328,136 shares of preferred stock, respectively, under the PPM agreement.  In addition, the preferred stock provides for the mandatory conversion into an equal number of shares of the Company's common stock, provided that the stock maintain a closing bid price of $2.50 per share for a period of twenty consecutive days.

As of December 31, 1999 and 1998, the Company had dividends in arrears greater than 12 months due of $443,817 and $211,000, respectively.  As such, these dividends in arrears will be paid through the issuance of common stock.

4. INVESTMENT IN AVAILABLE-FOR-SALE SECURITIES

As of January 1, 1998, the Company held 22,500 shares of outstanding common stock of CMC Industries Corporation at a cost of $171,000 (Note 10).  The
Company received the stock in exchange for a note payable to David Lee, who was Chairman of Board of both companies.  In March 1998, the Company sold the shares for cash proceeds of $221,000.

5. SHORT AND LONG-TERM DEBT

Line of credit

In April 1998, the Company obtained a bank line of credit which provides for borrowings up to $2,000,000, expiring on April 30, 2000.  The bank line is collateralized by the Company's assets, bearing interest at prime rate plus
3.0% (approximately 11.25% and 10.75% as of December 31, 1999 and 1998,
respectively) on a minimum daily loan balance of $1,000,000, with interest rate reductions for meeting certain tangible net worth criteria.  In addition, the agreement contains restrictive covenants regarding accounts receivable balances and tangible net worth, as defined, of at least $300,000.
The Company was not in compliance with certain restrictive covenants during
1999 and 1998.  However in October 1999, the line of credit was revoked and repaid from the bank's direct collections of Company accounts receivable.

Notes payable

The Company's long-term debt consists of various notes payable financing transportation and other equipment.  These notes are generally payable monthly over terms of two to six years with interest rates ranging from 8.0%

to 15.0%, are secured by the items of equipment being financed and contain no significant restrictions or debt covenants.  During the year ended December
31, 1998, all of these notes were repaid.

6. COMMITMENTS AND CONTINGENCIES

Leases

Through July 1999, the Company conducted its operations from facilities leased under non-cancelable operating lease agreements expiring through 2003.
The leases required the Company to pay certain maintenance and operating expenses such as taxes, insurance and utilities.  In August 1999, the Company moved to a smaller facility in Sunnyvale, California and negotiated with the landlord a total rent obligation of $82,715 for the entire lease term.  For the years ended December 31, 1999 and 1998, rent expense approximated
$119,000 and $189,000, respectively.

At December 31, 1999, the Company has no future minimum rental payments obligations under capital or operating lease agreements.

Legal matters

The Company is subject to legal proceedings that arise in the ordinary course of business.  Management does not believe that the outcome of any of these matters will have a material adverse effect on the Company's consolidated financial position, operating results or cash flows.

7. EMPLOYEE BENEFIT PLANS

The Company maintains a Shared Savings Plan (the SSP) covering substantially all of its U.S. employees.  The SSP allows employees to defer from 2% to 12%
of their compensation to the maximum amount permitted by law.  Employee and
Company contributions are considered tax deferred under Section 401(k) of the
Internal Revenue Code.  Under the terms of the SSP, the Company will contribute, on a quarterly basis, shares of its common stock to each employee's account equal in value to 40% of the employee's contributions, limited, however to $2,000 or 6% of compensation per calendar year, whichever is less.  The Company's contributions vest at the rate of 25% for each full year of service, as defined, but become 100% vested upon normal retirement, disability or death.  During the years ended December 31, 1999 and 1998, the
Company made no contributions of common stock to the SSP.

8. STOCK OPTION PLAN

The Company's stock option plan (the 1997 Stock Option Plan) allows for the issuance of incentive and nonqualified stock options to employees and consultants of the Company and authorizes the issuance of up to 840,000 shares of the Company's common stock.  Options granted under the Plan are generally for periods not to exceed ten years and generally must be at prices not less than 100% and 85%, for incentive and nonqualified stock

options, respectively, of the estimated fair value of the stock on the date of grant as determined by the Board of Directors.  Options granted to shareholders who own greater than 10% of the outstanding stock are established at the estimated fair value of the stock on the date of grant.

A summary of the status of the Company's stock options is as follows:

                                         Weighted-Average
              Share    Exercise   Exercise    Fair       Remaining
             Options   Price      Price     Value at       Life
                                              Grant

Balance,
December 31,
1997         448,091  $0.16-1.69 $ 0.38                     6.99
Granted       87,500   0.06-0.66   0.52       0.35
Canceled   (144,191)  0.16-0.38   0.29
Exercised  (32,123)  0.16-0.25   0.17

Balance,
December 31,
1998         359,277  $0.06-1.69  $0.47                     8.12
Granted            -
Canceled           -
Expired    (359,277)  0.06-1.69   0.47

Balance,
December 31, 1999  -

FASB Statement 123, Accounting for Stock-Based Compensation, requires the
Company to provide pro forma information regarding net income and earnings per share as if compensation cost for the Company's stock option plans had been determined in accordance with the fair value method prescribed in FASB
Statement 123.  The Company estimates the fair value of the stock options at the grant date by using the Black-Scholles option pricing-model with the following weighted-average assumptions used for grants in 1998: dividend yield of 0; expected volatility of 167 percent; risk-free interest rates of
4.7; and expected lives of 5 to 10 years for the plan options.  Under the accounting provisions of FASB Statement 123, the Company's net loss and loss per share would have been changed to the pro forma amounts indicated below.

                                            1999               1998

Net loss attributed to
common shareholders:

 As reported                          $(836,514)       $(2,917,000)
 Pro forma                             (836,514)        (2,970,000)

Basic and diluted loss per share:

 As reported                     $(          .23)   $(           .67)
 Pro forma                        (          .23)    (0.68)

During 1999, no additional options were granted and all outstanding options expired with employee termination.

9. RELATED PARTY TRANSACTIONS

Actionwell, Development, Ltd. (ADL)

A former member of the Board is President of the Company's prime subcontractor for the production of the Company's storage controllers, which met approximately 90% of the Company's requirements (Note 16).  For the years ended December 31, 1999 and 1998, the Company purchased approximately
$2,481,000 and $1,025,000 from this prime subcontractor, respectively.  As of
December 31, 1999 and 1998, amounts due to this subcontractor were approximately $497,070 and $1,115,000, respectively.  During the year ended
December 31, 1999, ADL filed for bankruptcy protection.

Note receivable, stockholder

In March 1997, the Company received a non interest bearing unsecured note totaling $300,000 from a shareholder in exchange for preferred stock.  As of
December 31, 1999 and 998, the Company, at the direction of the shareholder, had offset $300,000 and $248,000, respectively of the note against $819,000 accounts payable due to the shareholder.

Notes payable, stockholders

During 1999 and 1998, the Company entered into debt agreements with shareholders for approximately $79,000 and $934,000, respectively.  A summary of these debt agreements follows:

Years ended December 31,                           1999       1998

Bridge loan to shareholder at the rate of 15%;
due on demand; convertible to preferred stock
at $1.00 per share                               $ 529,000 $ 450,000

Bridge loan to shareholder at the rate of 10%;
due on demand; convertible to preferred stock
at $1.00 per share                                 229,000   229,000

Bridge loan to shareholder at the rate of 15%;
due on demand; convertible to preferred stock
at $1.00 per share                                 255,000   255,000

Total                                         $  1,013,000 $ 934,000

10. SEGMENT INFORMATION

The operations of the Company are in one industry segment and include primarily the design, development, manufacture and sales of controller boards.  The Company's customers consist primarily of original equipment

manufacturers, value-added resellers, value-added distributors, system integrators and dealers in this industry.

For the year ended December 31, 1998, three customers accounted for 46% of net revenues.  At December 31, 1998, these three customers accounted for 66%
of accounts receivable.

For the year ended December 31, 1999, five customers accounted for 46% of net revenues.  At December 31, 1999, these five customers accounted for 100% of accounts receivable (prior to the DTC sale (Note 14)).

11. INCOME TAXES

The Company accounts for corporate income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109.  Under SFAS No. 109,
deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  In addition, future tax benefits, such as those from net operating loss carry forwards, are recognized to the extent that realization of such benefits is more likely than not.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

A reconciliation of income tax expense at the statutory federal rate of 34%
to income tax expense at the Company's effective tax rate for the years ended
December 31, 1999 and 1998 is as follows.

                                                         1999        1998

 Tax benefits computed at statutory rate         $(205,257)  $(920,040)
 Increase in valuation allowance                      205,257      920,040
 Permanent and other differences                            -            -
 State income taxes                                     1,000        1,000
                                                    $    1,000    $   1,000

Significant components of the Company's deferred tax assets (benefits) and liabilities are summarized below.
                                                        1999       1998

 Depreciation                                     $ 32,000    $ 32,000
 Reserves not currently deductible                      -      318,000
 Accrued liabilities                                    -       77,000
 Net operating losses                           35,562,000  35,357,000
 Tax credit carryovers                           2,075,000   2,075,000
 Valuation allowance                        (37,669,000)(37,859,000)
                                                   $      -   $       -

For the years ended December 31, 1999 and 1998 income tax expense is comprised of the following components.

 Current tax expense                      $ 1,000 $ 1,000
 Deferred tax expense                           -       -
                                          $ 1,000 $ 1,000

As of December 31, 1999, the Company has approximately $102 million of regular net operating losses to offset future Federal income tax.  These carry forwards expire in the years 2001 through 2018.  In addition, the
Company has approximately $2.1 million of Federal tax credits expiring 2000 through 2010.

The Tax Reform Act of 1986 imposed substantial restrictions of the utilization of net operating loss and tax credit carry forwards in the event of an "ownership change" as defined by the Internal Revenue Code.  If the
Company has an "ownership change" as defined by the Internal Revenue Code
(Note 14), the Company's ability to utilize the Federal and California net operating losses could be reduced.  The Company has not made this determination as of December 31, 1999.

12. OTHER STATEMENT OF CASH FLOWS DISCLOSURES

For the years ended December 31, 1999 and 1998, supplemental disclosures of cash flow information is as follows:

                                                       1999           1998

Cash paid for interest                        $    156,935     $  156,000
Cash paid for income taxes                           1,000          1,000
Non cash investing and financing activities:
 Issuance of preferred stock in payment of
  accounts payable                                        -        122,000
 Decrease note receivable, stockholder in payment
  of accounts payable                                    -        107,000
 Sale of assets in exchange for contract
       receivable                                    75,000              -

13.  FINANCIAL INSTRUMENTS

The Company's financial instruments, which potentially subject it to credit and other risks, consists of its cash, accounts receivable, short-term debt and notes payable, stockholders.

Cash

The Company maintains its cash in bank deposit and other accounts, which, at times, may exceed federally insured limits.  The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risks involving its cash.

Accounts receivable, trade

The Company accounts receivable result from granting credit to its customers without collateral on a net thirty day basis to its customers located primarily in the United States and Taiwan (through early 1999). The Company believes its customer acceptance, billings and collections procedures are adequate to protect the Company against any significant credit risks involving its accounts receivable.  At December 31, 1999 and 1998, 100% and
66%, respectively, of the Company's accounts receivable were represented by five and three customers, respectively (Note 10).  Management believes their accounts receivable are fairly stated at estimated net realizable amounts.

Short-term debt

Management believes the carrying value of the Company's short-term debt, primarily accounts payable and the line of credit arrangement, represent the fair value of these financial instruments because their terms are similar to those in the lending market for comparable debt with comparable risks.

Notes payable, stockholders

Management believes the carrying value of these notes represent the fair value of these financial instruments because their terms are similar to those in the lending market for comparable loans with comparable risks.

14.  SUBSEQUENT EVENT

In March 2000, the Company entered into a purchase and sales agreement with a corporation owned by a stockholder and former officer of the Company.  The agreement was effective December 31, 1999.  Pursuant to the agreement, the acquiring corporation purchased the remaining assets of the Company by assuming $60,500 of liabilities and for $ 75,000 cash, which was paid to the Company in April 2000.  This transaction has been reflected in the accompanying consolidated financial statements as occurring on the
December 31, 1999 effective date.  Below is a schedule of the assets sold
In the transaction for the above consideration totaling $135,000.
  Cash                          $ 10,393
  Accounts receivable            102,796
  Inventories                     18,326
  Other assets                     3,985
                                 135,000

</TEXT>
</DOCUMENT>
<DOCUMENT>
<TYPE>EX-2.1
<DESCRIPTION>SALE OF SUB
<TEXT>
EXHIBIT 2.1
                      PURCHASE AND SALE AGREEMENT
                                 for
            DTC Data Technology Assets and Certain Liabilities

This agreement is made effective December 31, 1999, by and between James
Koo  ("Buyer"), and Photonics Corporation, 1222 Alderwood Ave., Sunnyvale, CA
94089, a California corporation ("Seller").

Whereas, Seller is operating under an plan of liquidation for the benefit of its debt holders and shareholders: and

Whereas, DTC Data Technology ("DTC")  is an operating division of Seller, but is not a core asset for reorganization; and

Whereas, Seller  has received two offers to purchase  the inventory of
DTC, consisting of two lots, for $ 14,500 and $ 5,100 , respectively, both offers dated July 29, 1999, and attached hereto as Exhibit "A"; and

Whereas the line of credit established by Seller against the accounts receivable 's of DTC has  been reduced to the loan balance of $22,760 against an Accounts Receivable of $531, 816 at end of October 1999 after an auditing by the bank, without the guarantee of Buyer  but conditioned upon an advance of $ 15,000 by Buyer as further described in Exhibit "B" attached; and

Whereas, Seller  has received one purchase offer for  the name, trademark and other intangible assets of DTC in an amount equal to  $ 50,000 which offer has expired under its own terms , as further described in Exhibit "C" attached;
and

Whereas Buyer  is a major shareholder of Seller, the former CEO, and has been a member of the  Board of Directors and now serves in the capacity of
Liquidation Trustee; and

Whereas Seller has entered into an acquisition/merger agreement with
RealEsate4Sale.com  (RE4S) as of February 2, 2000; And

Whereas, after proper due diligence, the Board of Directors of
RealEstate4Sale.com has determined that the DTC assets are not core assets for the purpose of the merger and future operations.

Now therefore, in consideration of the mutual promises and conditions contained in this agreement and for valuable consideration, the receipt and adequacy of which are hereby acknowledged and confessed, the parties hereto agree as follows:

1.0  Incorporation of DTC.  Seller agrees to incorporate its operating division, DTC as follows:

(a) Incorporate the business owned by Seller, being conducted under the business name DTC, located at 1222 Alderwood Av. Sunnyvale,
California into a new entity ("the Business");
(b) The Business shall include as its assets and liabilities the following:

(i) all of the stock in trade, inventory, and merchandise of  DTC as described in Exhibit "D" attached to this agreement;
(ii) all of the fixtures, equipment, and other tangible assets of  DTC as shown on attached Exhibit "E";
(iii) any leasehold interest owned by Seller under the lease for the premises where  DTC is located;
(iv) all the accounts receivable, trade, business name, trademark, patents, goodwill, and other tangible or intangible assets of  DTC; and
(v) all business operating liabilities incurred by DTC after December
31, 1999 save and except for any liabilities relating to any claim, lawsuit, judgment or other civil action that was commenced or relates to the time period prior to December 31, 1999. Such liabilities are listed in Exhibit "F" attached hereto.
(vi) All shares owned by Seller of DTC Hong Kong, a corporation incorporated in the special district of Hong Kong, China.

1.1 Stock Dividend.  Following the incorporation of the Business, Seller shall declare a stock dividend to its shareholders, which shall be comprised of ten percent (10%) of the shares of the Business.  Seller shall be responsible for the issuance of the appropriate shares to its shareholders and shall use the date of the incorporation of the Business as the "record date" for the determination of the recipients of the stock dividend.

      2.0  Purchase Price.  The total purchase price ("Purchase Price")  to be paid by Buyer to Seller for  ninety percent (90%) of the shares of  the
Business shall be $ 75,000 cash.

      3.0  Approval by the Shareholders of Seller.  The obligations of both the
Buyer and Seller are subject to the ratification and approval of the closing of this Agreement  by the shareholders and board of directors  of Seller.  Such approval shall be obtained by the calling of a special meeting of the shareholders and a special meeting of the  board of directors of Seller.  The ratification and  approval of this Agreement shall be listed as part of the agenda in  the "Notice and Call for a Special Meeting of the Shareholder of
Photonics Corporation".  At the special meeting of the shareholders, this
Agreement shall be read into the minutes of the meeting and its ratification and approval shall be voted upon by the shareholders.  The procedure for such ratification and  approval  of the closing of this agreement shall be in accordance with the Articles and By-laws of Photonics Corporation.  The shareholders shall elect a board of directors that shall then approve this
Agreement.

4.0  Closing.  The closing of the sale and purchase of the Business ("the
Closing") shall take place at the law firm of Cecil Shelton Mathis, PC, on or before March 31, 2000, or at such other place and date as the parties may agree to in writing.

At the closing the Seller shall:

(a)  Transfer ninety percent (90%) of the shares of the Business to Buyer;
 (b) execute the Assignment of Assumed Name Certificate attached as Exhibit
"H"   to this agreement;

 (c) execute any other documents necessary to finalize this Agreement.

 At the Closing the Buyer shall:

(a) pay the Purchase Price to Seller; and
(b) execute any other documents necessary to finalize this Agreement.

The liabilities and obligations incurred by Seller in connection with the
Business prior to December 31, 2000 are assumed by Seller, except the lease obligation of the office located at 1222 Alderwood Av. Sunnyvale, Ca.
Liabilities and obligations relating to DTC or  the Business incurred after
December 31, 1999 will be assumed by the Buyer, except those derived from liabilities and obligations incurred before December 31, 1999.

5.0  Conditional Agreement.  In  the event that the shareholders and the board of directors  of the Seller fail to  ratify and approve this agreement, this agreement shall be null and void and the Buyer will have a right of first refusal for any sale of the assets of Photonics Corp. Seller shall refund the
$75,000, less any costs paid relating to the pending sale, immediately upon any such failure to ratify before June 30, 2000 and within three business days thereafter, Buyer shall transfer the 90% of the shares of the Business to
Seller.  Pending shareholder and board of director approval of Seller, Buyer shall continue to operate the Business as he in his sole discretion deems to be in  the shareholders best interests, provided, Buyer shall not incur any debt in the name of the Business or distribute any assets of the Business.

6.0  Choice of Law.   This Agreement shall be governed by the laws of the
State of California.

AGREED the first date stated above.

SELLER:      BUYER:
Photonics Corporation     James T. Koo
   /s/ Steve Wurzburg                           /s/ James T. Koo
By: Steve Wurzburg, Secretary

     /s/ James T. Koo
By: James T. Koo, Consultant & Former CEO

APPENDIX D

FORM 10-K
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934  For the Fiscal Year Ended December 31, 1998

[  ]  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

For the transition period from _____ to _____. Commission file number   ____

                         PHOTONICS CORPORATION
                       D/B/A DTC Data Technology
(Exact name of Small Business Issuer as specified in its charter)

      California                                   77-0102343
 (State or other jurisdiction of       (I.R.S. Employer Identification No.)
  incorporation or organization)

     606 Charcot Avenue                             (408)546-5600
     San Jose, California 95131
(Address of Principal Executive Offices)   (Issuer's telephone number)

Check whether the issuer:   (1) filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports),  and (2) has been subject to such filing requirements for the past 90 days.

Yes    X      No

The number of shares outstanding of the issuer's Common Stock, $.001 par value, as of December 31, 1998 was 4,336,186 shares.

                       PHOTONICS CORPORATION
                          INDEX
                                                          Page Number
PART I -
Item 1.
  Business                                                    3
   General                                                    3
   Products and the Market                                   3
   Competition                                                4
   Intellectual Property                                      5
   Manufacturing and Suppliers                               5
   Patents and Licenses                                       5
   Significant Customer                                       5
   Backlog                                                    5
   Employees                                                  6
Item 2.
  Properties                                                  6
Item 3.
  Legal Proceedings                                           6
Item 4.
  Submission of Matters to a Vote of Security Holders        6

PART II
Item 5.
  Market Price for Registrant's Common Equity and
  Related Stockholder Matters.                               7
Item 6  Selected Financial Data.                             7
Item 7  Management's Discussion and Analysis of Financial
  Condition and Results of Operations                        8
Item 8 - Financial Statements                                11
Item 9 - Changes in and Disagreements with Accountants
  on Accounting and Financial Disclosure.                    11

PART III
Item 10.  Directors and Executive Officers                   11
Item 11   Executive Compensation                             13
Item 12   Security Ownership of Management                   14
Item 13    Related Transactions, Changes in Securities       15

PART IV
Item 14   Exhibits, and Reports on Form 8-K.                 16

SCHEDULE II                                                   16
SCHEDULE III                                                  17
Signature                                                     17

Financial Statements                                         F-1 - F-19
Exhibit 23.1                                                 38
Exhibit 27.1                                                 39

PART I

This report contains forward-looking statements and the Company's actual results could differ materially from those anticipated in these forward-
looking statements as a result of numerous factors, including those set forth below and elsewhere in this report.  The industry in which the Company competes is characterized by extreme rapid changes in technology and frequent new product introductions.  The company believes that its long-term growth will depend largely on its ability to continue to enhance existing products and to introduce new products and features that meet the continually changing requirements of customers.  While the Company has invested in new products and processes and feels confident that it can keep abreast of current technology trends, there can be no assurance that it can continue to introduce new products and features on a timely basis or that certain of its products and processes will not be rendered noncompetitive or obsolete by its competitors.

Item 1.  Business

General

Photonics dba Data Technology resulted from the merger of Photonics
Corporation and DTC Data Technology Corporation in 1996.  Shortly after the merger, the Company decided to focus on the IDE, SCSI, I/O and BIOS upgrade business of DTC and ceased activities in the infrared Wireless LAN business of
Photonics.

DTC stockholders own a majority of the shares of the combined entity, and the management and control of the merged Company comes from DTC.  The transaction was accounted for as though DTC was the acquirer.  The historical results of operations of Photonics Corporation dba DTC Data Technology, as reported herein, are those of DTC Data Technology.

AS DTC has the name recognition and established sales channels, in June of
1996 the Company filed a fictitious name statement with the State of
California and conducts its business as DTC Data Technology. The legal entity is Photonics Corporation dba DTC Data Technology.  For brevity sake the
Company is herein after referred to as DTC or the Company.

Products and the Market
The Company has exited the Infrared Wireless LAN market.  The Company then granted an exclusive (except existing agreements for Apple related products)
license to Moldat Wireless Technologies Ltd. ("Moldat") of Lod, Israel, during
1997.  This license has been revoked during 1998 for non-payment of royalties.

The Company markets Input and Output ("I/O"), Integrated Device Electronics
("IDE"), BIOS upgrade, and Small Computer Systems Interface ("SCSI") add on
card products and host adapters for IBM compatible personal computers ("PC").
DTC's products connect between a PC's central processing unit and storage devices such as floppy and hard disks, CD-ROMs, and other peripheral devices such as printers, scanners, and digital cameras.

One time, DTC had dominated the IDE and Enhanced IDE ("EIDE") add-on card market.  Today, most new PCs have the IDE function built-in on the mother board.  Sales have changed from mainly OEM to VARs and system integrators

through distribution and retailers for the upgrade after market.

The PC market has seen a dramatic growth of peripheral devices, such as the removable storage devices, scanners, and digital cameras, there exists a need for additional I/O ports, or higher speed I/O ports for the upgrade market for existing PCs.  DTC markets a variety of high performance parallel, and serial port devices to satisfy this need through the same distribution and retail channels.

The BIOS upgrade allows older machines to access large disks and be Y2K compliant.  The rapid increase in the size of Hard Disks opened up a BIOS upgrade market. About 10% of new machines and up to 90%+ machines two or more years old are not Y2K compliant due to non-compliant BIOS .  The Company plans to introduce a family BIOS upgrade products to address the Y2K issue in 1999.

The SCSI controller, due to its high performance, and high connectivity is the controller of choice for high-end personal computers, engineering work stations, Internet and enterprise file servers.  The market has been growing
30 to 40% per year for the past 4-5 years to over $1 billion.  During 1998, the low end SCSI market saw the collapse of the scanner market, the high end experienced the demise of the desk top market due to the low cost PCs.
However, the growth is expected to resume as the SCSI markets for Internet and Intranet servers continue to grow.

The SCSI controller market is dominated by Adaptec with over 70% of the market.  It pursues a premium pricing strategy with gross margin consistently around 60%.  AS compatibility is a key issue for SCSI add on cards, the
Company intents to re-enter the SCSI market with a family of Adaptec compatible PCI-SCSI products.  When introduced, the Company will be the first to offer an Adaptec compatible SCSI cards.  However, due to financial limitations, this project has been put on hold in Q4 1998.

The Competition

Many vendors have dropped out of IDE and I/O market.  DTC plans to remain in that market place as long as demand remains viable.  Promise and SIIG remain in the upgrade and I/O add-on markets and compete with the Company's I/O and
IDE family of products.  DTC has broad sales channels, strong name recognition along with access to low cost-manufacturing  when compared with either of these competitors.  In the BIOS upgrade market, main competitors are Unicore and
AMI.  Both of them have high operating cost and sell through direct channels.

In the SCSI market, Adaptec is the main competitor.  The Company's low end
Adaptec compatible products sales declined as the low end SCSI market declined.  DTC currently also markets a family of non-Adaptec compatible PCI-
SCSI (high end).  The Company plans to improve the competitiveness of the high end PCI-SCSI family during 1999.

The markets with which DTC operates are characterized by intense competition, rapid technological and product changes, changing market requirements, dependence upon highly skilled personnel, and significant expenditures for product and marketing development.  DTC has a number of present and potential competitors, many of whom have substantially greater financial, marketing and other resources than DTC.  If DTC's competitors introduce new products which offer improved performance and/or lower prices, DTC's revenue and income could

be adversely affected.

DTC believes that the principal competitive factors in the storage controller market are compatibility, brand recognition, performance, sales support and competitive pricing.  DTC believes it meets these important criteria.
Intellectual Property

Software and proprietary ASIC designs are important ingredients for success in the controller market.  DTC has a large library of copyrighted IDE and SCSI software drivers and utilities for various operating systems including DOS,
OS/2, UNIX, Novell, Windows 3.1 and Windows 95.  DTC, having designed several SCSI and IDE ASICs, acquired the design right to the ASIC used in its low end DTC50c18 ISA-SCSI, and was in the process of designing a
PCI-SCSI ASIC.

The Company has studied the intellectual property issues and performed patent searches related to the IDE, I/O and SCSI products which it is marketing, and intends to market, and is unaware of any patents or intellectual property owned by any other party which would impede the development or sale of any of its current or planned IDE, I/O, or SCSI products.

Manufacturers

Substantially all of DTC's products are manufactured by companies located in the Far East. At the present time over 90% of the Company's products requirements are produced in China by Broadsino Computer Development, Ltd. Of
Hong Kong.

In order to achieve early market introductions, the Company uses either ASICs developed or co-developed by DTC, ASIC design subcontractors, and ASIC vendors, or standard ICs marketed by semiconductor vendors.

Patents and Licenses

The Company holds various patents and intends to apply for additional patents when it believes it is advantageous to do so.  DTC believes, however, that much of its important technology resides in its proprietary hardware, software and trade secrets.

Certain technologies have in the past been licensed to DTC from third parties. Those licenses are generally perpetual, worldwide and, DTC believes, on commercially reasonable terms.

Significant Customer

During the fiscal year ended December 31, 1998 Ingram-Micro accounted for 21%
of net sales with Comp USA, a retailer, accounting for 14% of net sales.
(See Notes to Financial Statements, note 9).  However, since April of 1998,
Comp USA has stopped ordering from the company due to a financial dispute.

Backlog
DTC does not believe that backlog is a meaningful indicator of future sales.
It is common industry practice for purchasers of DTC's products to issue purchase orders on a month to month basis rather than contract for delivery of

products over an extended period of time.  DTC's sales are primarily made pursuant to purchase orders and contracts which are consistent with common industry practice, and may be canceled or modified by customers to provide for delivery at a later date with little or no penalties.

Employees

As of December 31, 1998 DTC employed 20 individuals, 19 who were on a full-
time basis and 1 who were considered part time or temporary employees.
Nineteen of these employees were located in the United States.  None of DTC's employees are represented by a labor union and DTC considers its employee relations to be good.

Item 2 - The Company's principal executive and administrative office has moved from Milpitas, Ca. to a 14,000 square foot facility in San Jose, California in
July 1998.  The current monthly rental, including common area maintenance, is approximately $15,000.

Item 3 - Legal Proceedings

During Sept. 1998, Dynasales, a former sales representative of the Company filed claim against the Company for past commissions.  The Company agreed to pay approximately $14 thousand dollars on a monthly basis, and Dynasales agreed to suspend its legal proceedings.

At the end of Dec. 31, 1998, there is no further legal action pending,
However, due to the financial status of the Company not being able to meet the back payment to vendors, several of them threatened to file suit against the Company.

The Company believes it is diligent in protecting it's employees, and fair in its treatment of them, but cannot guarantee that such a claim will not be made in the future.

From time-to-time DTC is involved in routine litigation as part of is normal course of business.  Management believes the Company carries adequate product liability insurance and these matters can be resolved without material adverse effect on DTC's overall financial position, results of operations and cash flows.

Item 4 - Submission of Matters to a Vote of Security Holders.

An annual Shareholder's meeting was held on May 22, 1998 at the Corporate
Office located at 1515 Centre Pointe Dr., Milpitas, California 95035.

No matters were submitted during the fourth quarter of 1998 to a vote of security holders through the solicitation of proxies or otherwise
There are no matters pending which will require the vote of the security holders.

PART II

Item 5 - Market Price for Registrant's Common Equity and Related Stockholder
Matters.

The Company's Common Stock trades on the Over The Counter Bulletin Board
("OTCBB") under the symbol: PHOX for the original Photonics Corporation and under the symbol DTEC for the pre-merger DTC Data Technology Corporation.

PHOTONICS                   High    Low    DTEC                  High     Low

After 3/6/96 Merger                       Fiscal YE 2/29/96
Second Quarter(6/30/96)     1.25    .25   First Qtr (5/30.95)    .50      .19
Third Quarter(9/3096)       1.00    .25   Second Qtr (8/31/95)   .38      .13
Fourth Quarter(12/31/96)    0.875   .375  Third Qtr (11/30/95)   .19      .16
                                         Fourth Qtr.(2/29/96)  .218     .062

Fiscal YE 12/31/97                        Fiscal YE 12/31/97
First Quarter               0.875   .375                         .0625    .05
Second Quarter               .4375  .25                          .12      .05
Third Quarter                .4375  .125                         .09     .027
Fourth Quarter               .375   .0625                        .0547    .02

Fiscal YE 12/31/98           Fiscal YE 12/31/98
First Quarter                .75    .25                          .05      .03
Second Quarter               .75    .50                          .12      .04
Third Quarter               1.125   .50                          .125     .04
Fourth Quarter               .625   .25                          .05      .03



Neither Photonics Corporation nor DTC Data Technology has historically paid cash dividends.  The Company currently intends to retain all future earnings for use in its business and does not anticipate paying any cash dividends in the foreseeable future

Item 6 - Selected Financial Data.

The following table sets forth certain selected financial data with respect to the Company and is qualified in its entirety by reference to the financial statements filed herewith:

BALANCE SHEET DATA
                        At December 31, 1998           At December 31, 1997

<MULTIPLIER> 1,000
Total Assets                                 852                       2,807
Total Liabilities                          4,018                       3,495
Long Term Debt                                 0                           0
Stockholders Equity                       (3,291)        (813)
STATEMENT OF OPERATIONS
For the period                      01/01/98-12/31/98       01/01/97-12/31/97

Sales                                      3,484    5,662
Loss from Operations                      (2,608)    (759)
Net Loss                                  (2,706)   (459)
Basic and diluted loss per share            (.62)   ( .11)



Item 7 - Management's Discussion and Analysis of Financial Condition and
Results of Operations

The statements made concerning expected company performance and product commercialization are forward-looking statements and as such are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act
of 1995.  The Company's 1997 10-KSB contains detailed risk factors that may contribute to the actual results for 1998 and beyond which could materially differ from forward-looking statements made by the Company.

The Company's revenues in fiscal 1998 decreased to $3.484 million or 38%
under 1997 revenues of $5.622 million. The Company suffered a major setback in the second quarter due to an unexpectedly large promotional expense associated with a rebate program of a major retailer.  Afterwards, the
Company no longer has adequate cash to purchase needed inventory for sales or meet the cash needs to pay all the vendors.  The sales of the Company declined quarter by quarter as the result.

The gross margin was 15% for the year, a decrease from 38% of 1997.  This decrease is due to the Company having a smaller percentage of sales to the retail channel (higher margin), and smaller sales being spread over the
Company's fixed manufacturing expenses, and the Company failed to introduce new products.

Product development expenses were $376 thousand or 11% of the total sales during the current year compared with $438 thousand or 8% of fiscal year of
1997.  Because of the financial difficulties, the SCSI R&D program was put on hold for lack of funds.  The R&D efforts for additional I/O devices and Y2K
BIOS upgrades were continuing and should result in new products introduction in 1999.  The Company remains firmly committed to new product development and believes this is essential for revitalizing the Company.

Selling, general and administrative expenses were $2.461 million, or 71% of the net sales for the year 1998 compared to $2.456 million reported in 1997.

The slight decrease is due to the fact that the Company moved to a smaller building in July of 1998, reduced the administrative and marketing and sales staff, and an across board 10% reduction of salaries of senior management, but offset by the higher than expected promotional cost with the rebate program.

Interest expenses in 1997 were $389 compared with $98 thousand of 1997.  Per agreement with Coast Business Credit ("Coast"), interest is approximately $10 thousand per month as it is based on a minimum $1 million line of credit.  At the end of year, Coast has informed the Company that the Company is no longer in compliance with the basic covenants with the loan agreement, but will give the Company an extension for resolving this violation.

The management realized the need for an equity infusion or a merger acquisition partner to reverse the financial status of the Company.  In the third quarter, the Company received a letter of intent to merge with Broadsino
Company Development Ltd., of Hong Kong, the Company's major supplier.
Broadsino had sales approximately $45 million dollar sales in 1998 and $1.5 million dollars of after tax profit and with a net asset of $6 million dollars.

During the fourth quarter, the Board of Directors of both companies approved the merger.  The Company will issue approximately 6 million shares of
Preferred A in exchange for all the shares of Broadsino shares.  However, the major bank of Broadsino objected the merger, and the merger is delayed.  At the time of writing, both companies are still seeking ways to merge.
The Company's net loss (before foreign taxes) for fiscal 1998 was $2,706 thousand compared $459 thousand of 1997. There was no gain or loss on disposal of assets or divestiture of business units for the fiscal year ending December
31, 1998.

Year 2000
Many computer systems experience problems handling dates in and beyond the year 2000.  Therefore, some computer hardware and software will need to be modified prior to the year 2000 in order to remain functional.  To the
Company's best knowledge, the Company does not anticipate any internal Year
2000 issues from its own information system, databases or programs.
Additionally, it is our belief that the Company's hardware and software are also Year 2000 compliant.  There can be no assurance, however, that there will not be a delay in, or increased costs associated with, the implementation of any changes, and the Company's inability to implement such changes could have an adverse effect on future results of operations or financial condition.
It is unknown how customers' spending patterns may be impacted by year 2000 programs.  As customers focus on preparing their business for the year 2000 in the near term, capital budgets may be spent on efforts of remedy, potentially delaying the purchase and implementation of new systems, thereby creating less demand for the Company's products and services.  This could adversely affect the Company's future revenues, thought the impact is not known at this time.
The Company is also assessing and addressing the possible effects on the
Company's operations of the year 2000 readiness of key distributors, suppliers, customers, vendors and financial services organizations.  The
Company's reliance on suppliers and distributors means that their failure to address year 2000 issues could have a material impact on the Company's operations and financial results.  However, the potential impact and related

costs are not know at this time.

Liquidity and Capital Resources

Liquidity and capital resources of the Company significantly worsened during
1998. At the Company's 1998 level of revenue, margin, and expenses, it incurred a substantial cash drain from the operations.  For the year, the cash outflow was $364 thousand, which is $748 thousand less than that of 1997.  To help partially fund its operation, the Company obtained a revolving accounts receivable line of credit from Coast in April, 1998.  The Company is able to borrow up to 70% of certain receivables.  All customer remittances are routed to Coast and the Company is subject to daily reporting.  Coast has filed a UCC claim on all Company's accounts receivables and assets.  Additionally, certain debts of the Company have been subordinated to Coast.  The Company defaulted on its minimum Tangible Net Worth requirement under the line of credit during the third quarter of 1998.  Coast has formally waived this breach through Mar. 31, 1999.  There can be no assurance the Company will be successful in obtaining an alternative source of financing to replace Coast.  The Company's source of working capital during the year has been, in addition to the credit line from Coast, its accounts payable and the sale of 100,000 shares of Series A Convertible Preferred Stock at $1.00 per share.

The Company's accounts payable has increased from $1,426,000 as of the year ended Dec. 31, 1997 to $1,450,000 as of Dec. 31, 1998.  Accounts payable to
Action Well (a subsidiary of Broadsino) is included in Due to related parties in both years.  The majority of these accounts payable are over 90 days old and a substantial number of them are over 180 days.  The Company has been and continues to be threatened with litigation by some of its trade creditors.

The Company plans a major reduction in force if the sales does not recover, and plans to retain a financial advisor and an investment banking firm to help the Company to raise the needed capital in the form of a bridge loan for completing the merger.  The Company further plans to ask vendors for forbearance for the past due payments until the Company has raised the needed equity.  With reduced expenses, and introduction of new I/O and Y2K products, the Company hopes it can achieve breakeven financially if the market condition is favorable.  However, the Company cannot assure it can find an investment banker willing to raise the capital for the Company, the vendors will agree to forbear with the Company, new products will be successful in the market place, or the sales of the new products can make the Company achieve breakeven financially.

The Company has a negative working capital of $3.29 million and its current liabilities exceed its  current assets by $3.20 million.  The Company needs to raise capital in the near term or be faced with selling itself or bankruptcy.  The Company's best prospect for raising cash in the next few months is the prior described bridge loan and merger with Broadsino.  No assurance can be given either one will occur.

At December 31, 1998 there were 2,328,136 share of Series A Convertible
Preferred Stock issued. The Company's Series A Convertible Preferred Stock
("Preferred Stock") carries a 10% cumulative dividend, payable twelve months in arrears in the form of Common Stock.  The Preferred Stock is convertible at any time at the option of the holder into an equal number of shares of the Company's

Common Stock and will also have a liquidation preference and voting rights.
At the option of the Company, the Preferred Stock will be subject to mandatory conversion into an equal number of shares of the Company's Common Stock provided that the closing bid price for the Company's Common Stock equals or exceeds $2.50 per share (as adjusted for any subsequent stock dividends, splits, or combinations of the like) for twenty consecutive trading days and the Company has a currently effective registration statement on file with the Securities and Exchange Commission covering the underlying Common Stock to be issued upon conversion.  At the time of its sale, the Preferred Stock, and Common Stock issuable upon conversion thereof, is not and will not be, registered under the Securities Act of 1933, as amended (the "Act") and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.  This offering has targeted only sophisticated investors who meet the definition of accredited investors as set for in Rule 501 of Regulation D under the Act.

Except the UCC filing by Coast described above, there are no other letters of credit, financing arrangements, indentures or other such credit agreements with restrictive covenants that will effect the Company.

Other Matters

Inflation did not have a significant impact upon the results of operations of the Company during the two fiscal years ended December 31, 1997 and December
31, 1998.  The Asian financial crisis impacted the Company negatively as the vendor credits from Asia, where the Company obtains most of its products for sale, are more difficult to obtain.

Item 8 - Financial Statements
The independent auditors' reports, financial statements and financial statement schedules listed in the accompanying index are filed as part of this report. See Index to Financial Statements and Financial Statement
Schedules on page F-1.

Item 9 - Changes in and Disagreements with Accountants on Accounting and
Financial Disclosure.
There have been no disagreements between the Registrant and its independent accountants on any matter of accounting principles or practices or financial statement disclosure.

PART III

Item 10 - Directors and Executive Officers
The following table sets forth certain information with respect to the executive officers and directors of the Company.

Name                          Age         Position with the Company
David S. Lee                 61       Chairman of the Board and Director
James T. Koo                  57          President, CEO and Director
Wen-Wai Huang               39         Acting Chief Financial Officer
Ki Ching Yeung                37     Vice President and Director
Robert Dilworth               56      Director
John Miao                     46     Director

During the year ending December 31, 1998 JoAn Hughes retired from the Company as Chief Financial Officer. Wen-Wai Huang has been appointed as the acting
Chief Financial Officer.  In March 1999, John Miao resigned from the Board of
Directors.  No replacement is planned at this time.  The plan is to amend the bylaws of the Company to reduce the minimum number of Board of Director from five to four.

The following is certain information regarding the persons listed in the table above:

Mr. Lee has been a member of the Board of DTC since 1986 and the Chairman of the Board since 1987.  From 1985 to 1993 he was the President and Chief
Executive Officer of DTC.  Currently, Mr. Lee is also the Chairman of the
Board of Cortelco Systems Holding Corporation, a company in the telecommunications business.  Mr. Is also a member of the Board of Directors of CMC Industries, Inc., Plexsys International Corporation, Linear Technology
Corporation, Synnex Information Technologies, Inc., California Chamber of
Commerce, National Committee on United States-China Relations, Inc. and the
Tech Museum of Innovation.  In addition, Mr. Lee is a member of the Board of
Regents for the University of California.

Mr. Koo has served as the President and member of the Board of DTC since 1994.
From 1992 to 1994 he was a Vice President of Qume Corporation and General
Manager of DTC Data Technology Corporation, then a wholly owned subsidiary of Qume Corporation.  Prior to joining DTC, Mr. Koo was with Mosel Vitelic, a developer and manufacturer of  memory integrated circuits, from 1984 until
April 1992.  There he held several positions including Senior Vice President of Engineering, Operations, Marketing and Sales of Tai wan Operations, and
Vice President for the Static Random Access Memory ("SRAM") group.

Ms. Huang was appointed as Acting Chief Financial Officer in Dec. 1998.  Prior
joining the Company, Ms. Huang was Senior Accounting manager of Akon, Inc.
and Cardexpert Technology Inc. in 1998, and 1997 respectively.  For years
1990 to 1997, Ms. Huang was CFO, and Controller of Focus Information Systems,
Inc.

Mr. Yeung has been a member of the Board of Directors, has served as Vice
President of DTC and President of Data Technology Hong Kong Limited since
November of 1994.  Since January of 1992 Mr. Yeung has served as President of
Broadsino Development Ltd., Great Concept Development Ltd., Actionwell
Development Ltd., First Alpha Ltd., and Unique Computer GmbH.  From 1982 to
1992 he was the President of Unicorn Electronic Company Ltd., a manufacturer of electronic components.

Mr. Dilworth has served as a director of DTC since 1987.  He is with VLSI technology.  Prior to that he was the President and Chief Executive Officer of Metricom, Inc., a manufacturer of RF pocket radio communications networks and electronic meters.  Prior to joining Metricom, from 1985 to 1987 Mr.
Dilworth served as President of Zenith Data Systems, a microcomputer supplier and a wholly owned subsidiary of Zenith Electronics Corporation.
Mr. Dilworth is also a director of VLSI Technology, Inc.

Mr. Miao has served as a director since July of 1997.  In 1981 as founder and
President, Mr. Miao established US operations and management team of American
Mitac Corporation in San Jose, California.  Mr. Miao was active in the

capacity until 1989.  Mr. Miao is currently President of BOC Leinhwa
Industrial Gases Co., Ltd. in Taiwan and President of Hantech Venture Capital
Corporation in Taiwan.

Indemnification Agreement
The Company's Articles of Incorporation and Bylaws provide for indemnification of the officers and directors of the Company to the full extent permitted by law.  The General Corporation Law of the State of California permits a corporation to limit under certain circumstances, a director's liability for monetary damages in actions brought by or in the right of the corporation.
The Company's Articles of Incorporation also provide for the elimination of the liability of directors for monetary damages to the full extent permitted by law.

The Company has entered into agreements to indemnify its directors and officers in addition to the indemnification provided for in the Articles of
Incorporation and Bylaws.  These agreements provide that the Company will indemnify its directors and officers for certain expenses (including attorneys' fees), judgments, fines, and settlement amounts incurred in any action or proceeding, including an action by or in the right of the Company, on account of services rendered as a director or officer of the Company, as a director or officer of any subsidiary of the Company, or as a director officer of any other enterprise to which the person provides services at the request of the Company.  The Company believes that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.  The Company carries director and officers' insurance.  At present, there is no pending litigation or proceeding involving a director, officer or employee of the Company as to which indemnification is sought, nor is the Company aware of any threatened litigation or proceeding that may result in claims for indemnification.

The Company understands that the staff of the SEC is of the opinion that statutory, charter, and contractual provisions as those described above have no effect on claims arising under the federal securities laws.  The Company is not aware of any material threatened or ongoing litigation or proceeding which may result in a claim for such indemnification.

Item 11 - Executive Compensation
Executive officers having cash compensation in excess of $100,000 paid or accrued for services rendered during the years ending December 31,1998 and
December 31, 1997 are as follows:

                                 Compensation        Long Term Compensation
Name and            Year      Salary       Bonus      Stock Option  All Other
Principal Position   Ending     $ (3)       $             Award        $
(2)
                                                          Shares (1)
James T. Koo,Pres.  12/31/98   124,744                    5,000         2,000
CEO & Director      12/31/97   141,015                   30,000         2,000

1. In fiscal 1998 an option to purchase 5,000 shares of Photonics was awarded to Mr. Koo and to each of the Directors who had served on the Board for a full year.  These options were granted in appreciation of the time and effort afforded to the Company by the Directors who serve without remuneration.

2. Mr. Koo was a participant in the DTC 401(k) shared savings plan.  The
Company, as provided for in the 'employer match' provision of the plan, contributed $2,000.

3. The salary compensation reflected a temporary 10% salary reduction instituted during the year.  Starting Nov. 8, 1998, Mr. Koo has been working without pay due to financial difficulties of the Company.

Aggregated Option Exercises in Last Fiscal Year
And FY-End Option Values

                                        Securities          Value of
                                        Underlying          Unexercised in the
                                      Unexercised Options   Money Options
                             Value      At FY End #         at FY end $
                             Realized   Exercisable/        Exercisable/
Name                 #       $          Unexercisable       Unexercisable
-----------------------------------------------------------------------------
None
-----------------------------------------------------------------------------
No options were exercised by any of the Company's executive officers.

Board of Director's Report on Repricing of Options/SARs
There was no repricing of options/SARs during the year ended Dec. 31, 1998.

Item 12 - Security Ownership of Management

The following table sets forth the shares of the Company's Common Stock beneficially owned at December 31, 1998, by (I) each person who is known by the Company to be the beneficial owner of more than five percent of the
Common Stock, (ii) by each of the directors, (iii) by each of the executive officers listed in the Summary Compensation Table for 1997, and (iv) by all
directors and officers as a group.  The options, warrants and common and preferred stock represented in this table reflect the 1 for 5 reverse split of Photonics stock with became effective February 9, 1996 prior to the finalization of the merger.

The acquisition of DTC was consummated on March 5, 1996.  The agreement as ratified by DTC Data Technology Corporation's Shareholders at their meeting held on February 6, 1996, specifies "The Board of Directors of DTC would file a Certificate of Dissolution in the state of Delaware after consummation of the Acquisition.  Thereafter, DTC shall continue for a term of three years or longer...".  After the dissolution is complete, the conversion of DTC stock to
Photonics stock will be affected at a conversion rate, which is at a multiplier of 0.147853.  All calculations of beneficial ownership, exercise and conversion of all outstanding options, warrants and other right to purchase shares of common or preferred stock uses this multiplier as though the dissolution had in fact occurred.

                       Shares
                       Beneficially           Note #             Percent
Beneficial Owner       Owned                 (1)                  Owned

David S. Lee           1,168,483                                  16.9%
Chairman of the Board
   c/o Photonics/DTC Data Technology
   606 Charcot Ave.
   San Jose, CA 95131

Broadsino Computer        916,412            (6)                   13.2%
Development, Ltd.
  K.C. Yeung
  Room 1101, 1103 and 1104 Star Center
  443-451 Castle Peak Road
  Kwai Chung NT, Hong Kong

Domex Technology           779,612             (5)                  11.3%
Corporation
  No. 2, Technology Rd. 1,
  Science-Based Industrial Park
  Hsinchu, Taiwan, ROC

James T. Koo                616,734             (8)                  8.9%
President
  c/o Photonics/DTC Data Technology
  606 Charcot Ave.
  San Jose, CA 95131

Robert P. Dilworth           50,373                                    *
Director

John Miao, Director         155,000             (9)                   2.2%

All Officers and          2,917,002            (5 persons)           52.5%
Directors as a group
* Denotes less than 1%

1.  Beneficial Ownership is determined in accordance with the rules of the
Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common and Preferred Stock and options or warrants to purchase stock.

2.  Percentage calculations are based upon December 31, 1998 figures of 4,336,186 shares of Common Stock, 2,328,136 shares of Preferred stock and 243,709 options to purchase stock, pursuant to the Company's 1997 Stock Option Plan, held by the beneficial owners.

Item 13.  Related Transactions, Changes in Securities.
A member of the Board of Directors and President of Broadsino (See Item 11,
note 6) is also President of the Company's prime subcontractor for the production of the Company's storage controllers, which meets approximately 90%

of the Company's product requirements.

The Company entered into an agreement with CMC Industries ("CMCI"), a company owned by DTC's largest shareholder and Chairman of the Board, wherein CMCI assumed and paid specific vendor invoices of the related party who is the
Company's prime sub-contractor.  This note bore interest at 12% per annum, balance due upon demand.  At December 31, 1996 the Company owed a total in principle and interest of $431,894.  In conjunction with the private placement of the Company's Series A Convertible Preferred Stock, this debt was converted to said stock at $1.00 per share.

PART IV

Item 14.  Exhibits, Financial Statement Schedules and Reports on Form 8-K.

(a) The index to the audited financial statements and financial statement schedules is included on page F-1 of this report. The financial statements are included herein at pages F-3 through F-18. The following financial statement schedules are included herein at pages 16 and 17.

Schedule II - Valuation and Qualifying Accounts
Schedule III - Quarter 4 Income Statement Comparison

(b) Reports on Form 8-K.

None.

(c) Exhibits.

   Exhibit 23.1   Consent of Independent Auditors
   Exhibit 27.1   Financial Data Schedule

Schedule II - Valuation and Qualifying Accounts

                    Balance   Charged to  Charged                   Balance
                At Beginning  Costs and   to Other                  at End
Description      of Period    Expenses    Accounts  Deductions      of Period
-----------------------------------------------------------------------------
December 31, 1997
Allowances for:
Doubtful Accounts  $ 420,000        0       26,000    219,000       $227,000
Inventory Reserve $1,186,000        0      100,000    421,000       $865,000

December 31, 1998
Allowances for:
Doubtful Accounts  $ 227,000        0            0     88,000        $139,000
Inventory Reserve  $ 865,000  125,000            0    192,000        $798,000
-----------------------------------------------------------------------------
See accompanying notes to financial statements

Schedule III - Quarter 4 Income Statement Comparison

Consolidated Statements of Operations
Quarter 4, 1998
(unaudited)

 Three Months ended December 31,        1998           1997
-----------------------------------------------------------------------
Revenues:
Net Product Sales                   $    404               $  1,697
Cost of Revenues                         270                    967
Gross Profit                             134                    730

Operating Expenses:
Research and Development                  91                     97
Selling, General and Administrative      277                    562
Total Operating Expense                  368                    659
Income <loss> from Operations           (234)                    71

Other Income <Expense>                   (55)                   154
Provision for taxes                        0                      0
Net Income <loss>                       (296)                   225
Net Income <loss> per share           $ 0.07                 $ 0.05

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PHOTONICS CORPORATION
By:/s/                                                                             Wen-Wai Huang
Chief Financial Officer
Date:   May 17, 1999

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
                    AND CONSOLIDATED FINANCIAL STATEMENT
                               SCHEDULES



Consolidated Financial Statements                                 Page
 ------------------------------                                  ----
Report of Independent Certified Public Accountants             F-2

Report of Independent Certified Public Accountants
(Relating to 1996 Financial Statement Numbers)                 F-2A

Consolidated Financial Statements

     Balance Sheets                                              F-3, F-4

    Statements of Operations                                     F-5

    Statements of Shareholders' Deficiency                      F-6

    Statements of Cash Flows                                     F-7

Notes to Financial Statements                                   F-8 - F-19

                                      F-1

                  Report of Independent Certified Public Accountants
The Board of Directors and Shareholders of
Photonics Corporation (dba DTC Data Technology)

We have audited the accompanying consolidated balance sheets of Photonics Corporation (dba DTC Data Technology) and subsidiaries as of December 31, 1998 and the related statements of operations, shareholders deficiency and cash flows for the year then ended.  In connection with our audit of the consolidated financial statements, we also have audited the consolidated financial statement schedule as listed in the accompanying index.  These consolidated financial statements and consolidated financial statement schedule are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial statement schedule based on our audit.  The consolidated financial statements of Photonics Corporation and subsidiaries as of December 31, 1997 and for the year then ended, were audited by Meredith, Cardozo, Lanz & Chiu LLP, whose practice has been combined with our Firm and whose report dated February 6, 1998 included an explanatory paragraph that described conditions that raised substantial doubt about the Company's ability to continue as a going concern.

We conducted our audit in accordance with generally accepted auditing standards.  Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Photonics Corporation (dba DTC Data Technology) and subsidiaries as of
December 31, 1998, and the results of their operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.
Also in our opinion, the related consolidated financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

The accompanying consolidated financial statements have been prepared assuming that Photonics Corporation (dba DTC Data Technology) will continue as a going concern.  As discussed in Note 1 to the consolidated financial statements, the Company's recurring losses from operations and net capital deficiency at December 31,1998 raise substantial doubt about its ability to continue as a going concern.

Management's plans in regard to these matters are also described in Note 1.
The consolidated financial statements do not include any adjustments relating to the recoverability and classification of reported asset amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

San Jose, California
April 21, 1999                        F-2
                      MEREDITH, CARDOZO, LANZ & CHIU LLP
                      ----------------------------------
                         Certified Public Accountants

                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------

To the Board of Directors and Shareholders
Photonics Corporation (dba DTC Data Technology)

We have audited the consolidated financial statements of Photonics Corporation
(dba DTC Data Technology) and subsidiaries as listed in the accompanying index.
In connection with our audits of the consolidated financial statements, we also have audited the consolidated financial statement schedules as listed in the accompanying index.  These consolidated financial statements and consolidated financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial statement schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards.  Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of
Photonics Corporation (dba DTC Data Technology) and subsidiaries as of December
31, 1997 and 1996, and the results of their operations and their cash flows for the fiscal year ended December 31, 1997 and the ten months ended December 31,
1996, in conformity with generally accepted accounting principles.  Also in our opinion, the related consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

The accompanying consolidated financial statements have been prepared assuming that Photonics Corporation (dba DTC Data Technology) will continue as a going concern.. As discussed in Note 1 to the financial statements, the Company's recurring losses from operations and net capital deficiency raise substantial doubt about its ability to continue as a going concern.  Management's plans in regard to these matters are also described in Note 1.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Meredith, Cardozo, Lanz & Chiu LLP

San Jose, California
February 6, 1998
                                   -F-2A-


                             PHOTONICS CORPORATION

                           (DBA DTC DATA TECHNOLOGY)
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997


December 31,                                                 1998         1997
                                                           ---------    -------
ASSETS (Note 5)
Current assets:
  Cash and cash equivalents                          $    42,000        5,000
  Available-for-sale securities (Note 2)                      --      171,000
  Due from related parties (Note 10 & 16)                 52,000      159,000
  Accounts receivable, net of allowance for doubtful
    accounts of $139,000 and $227,000,
    respectively (Note 14)                                313,000     939,000
  Other receivables                                             --     289,000
  Inventories (Note  3)                                   350,000     920,000
  Prepaid expenses and other current assets                59,000      58,000
                                                        ---------    ---------
     Total current assets                                 816,000   2,541,000

Property and equipment, net (Note 4)                       21,000      35,000
Other assets                                                15,000     231,000
                                                        ---------    ---------
                                                       $   852,000   2,807,000
                                                         =========   =========



                                  F-3
                             PHOTONICS CORPORATION
                           (DBA DTC DATA TECHNOLOGY)
                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997


December 31,                                                 1998         1997
                                                         ---------    --------
LIABILITIES AND SHAREHOLDERS DEFICIENCY
Current liabilities:
  Line of credit (Note 5)                             $   147,000          --
  Accounts payable                                      1,450,000   1,426,000
  Due to related parties (Notes 10 & 16)                2,049,000   1,105,000
  Accrued expenses (Note 11)                              372,000     441,000
  Other current liabilities                                    --      46,000
                                                       -----------   ---------
     Total current liabilities                          4,018,000   3,018,000

Due to related parties (Notes 10 & 16)                        --      477,000
                                                       -----------    --------
       Total liabilities                                4,018,000   3,495,000
                                                       -----------    --------

Minority interest in subsidiaries                         125,000     125,000

Commitments and contingent liabilities
(Notes 7, 8, 13 and 16)

Shareholders' deficiency (Note 8):

  Preferred stock, $1.00 par value, 3,600,000 shares
  authorized; 2,328,136 and 2,106,009 shares issued
  as of December 31, 1998 and 1997, respectively,
  dividends in arrears of $211,000 in 1998            2,328,000   2,106,000

  Common stock, $.001 par value, 20,000,000 shares
  authorized; 4,378,529 and 4,346,406 issued as of
  December 31, 1998 and 1997, respectively             44,085,000  44,079,000

  Capital subscription                                    11,000       11,000

  Accumulated deficit                                (49,869,000)(47,163,000)

  Accumulated other comprehensive income                154,000      154,000
                                                       -----------  ----------
     Total shareholders' deficiency                   (3,291,000)   (813,000)
                                                       ----------   ----------
                                                       $  852,000    2,807,000
                                                      ===========  ===========

         See accompanying Notes to Consolidated Financial Statements.
                                   F-4

                              PHOTONICS CORPORATION
                           (DBA DTC DATA TECHNOLOGY)

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997


Year ended December 31,                                1998             1997
                                                        ----             ----
Net revenues (Note 9)                          $   3,484,000        5,662,000

Cost of revenues (Notes 10 & 16)                   2,952,000        3,487,000
       Gross profit                                  532,000        2,135,000

Operating expenses:
  Product development                                 376,000         438,000
  Selling, general and administrative               2,461,000       2,456,000
  Impairment of long-lived asset                      303,000              --
                                                     ---------      ----------
     Total operating expenses                       3,140,000       2,894,000
                                                     ---------      ----------

       Loss from operations                        (2,608,000)     (759,000)

Other income (expense):
 Interest income                                         1,000              --
  Interest expense                                   (389,000)       (98,000)
  Gain on sale of available-for-sale
  securities (Note 2)                                  50,000              --
  Other income (Note 12)                              291,000         552,000
  Other expense                                       (50,000)        (94,000)
                                                      ---------      ----------
Total other income (expense  )                        (97,000)        360,000
                                                     ---------      ----------

       Loss before income taxes                    (2,705,000)      (399,000)

Income taxes (Note 6)                                   1,000          60,000
                                                     ---------      ----------

       Net (Loss)                                    (2,706,000)      (459,000)
                                                      =========      ==========

Basic and diluted loss per common share         $      (0.62)         (0.11)
                                                     =========      ==========
Weighed average common shares outstanding           4,336,186       4,331,859
                                                     =========      ==========

         See accompanying Notes to Consolidated Financial Statements.

                                      F-5

                              PHOTONICS CORPORATION
                           (dba DTC DATA TECHNOLOGY)
              CONSOLIDATED STATEMENTS OF SHAREHOLDERS' DEFICIENCY
                   FOR THE YEAR ENDED DECEMBER 31, 1998 AND
                     THE YEAR ENDED DECEMBER 31, 1997
                            (Dollars in thousands)



        PREF STOCK     COM STOCK
         -----------   ----------     CAP  ACCUM
       SHARES AMOUNT  SHARES AMOUNT   SUB DEFICIT  (A)   (B)      TOTAL
        -----  -----  -----   ----    --- ------   ----  ----   -------
(1)         --  $--   4,323,560 $44,075 $26 $(46,704)$154 $(46,550) $(2,449)
(2)         --   --      22,846       4   -        -    -       --        4
(3)  2,091,020  2,091        --       -   -        -    -       --    2,091
(4)     14,989     15        --       - (15)       -    -       --       --
(5)         --    --        --       -   -      (459)   -      (459)   (459)
-----------------------------------------------------------------------------
(6)  2,106,009  2,106 4,346,406  44,079  11  (47,163)  15   (47,009)   (813)
(7)         --     --    32,123       6   -       --   --        --       6
(8)    222,127    222        --       -   -       --   --        --     222
(9)         --     --        --       -   -   (2,706)  --    (2,706) (2,706)
-----------------------------------------------------------------------------
(10) 2,328,136 $2,328 4,378,529 $44,085 $11 $(49,869)$154  $(46,715) $(3,291)
    =========  ====== =========  ======= ==  ======== ====   =======  =======

KEY TO ABOVE TABLE
(A)  Accumulated Other Comprehensive Income
(B)  Total Comprehensive Loss
(1)  Balances as of 12/31/97
(2)  Issuance of common stock under the stock option plans
(3)  Issuance of Preferred Stock (Note 8)
(4)  Capital subscriptions, net
(5)  Net loss
(6)  Balances as of 12/31/97
(7)  Issuance of common stock under the stock option plans
(8)  Issuance of preferred stock (Note 8)
(9)  Net loss
(10) Balances as of 12/31/98

                                     F-6

                             PHOTONICS CORPORATION
                           (DBA DTC DATA TECHNOLOGY)
                        CONSOLIDATED STATEMENTS OF CASH FLOWS
                        FOR THE YEAR ENDED DECEMBER 31, 1998
                        AND THE YEAR ENDED DECEMBER 31, 1997
                                   (NOTE 15)

For the Years ended December 31,                   1997         1996
Cash flows from operating activities:
Net (loss) income                            $  (2,706,000)     (459,000)
 Adjustments to reconcile net (loss)
 income to net cash used in operating activities:
  Gain on sale of available-for-sale securities    (50,000)           --
  Loss on impairment of long-lived asset           303,000            --
  Issuance of preferred stock for
  forgiveness of debt                              122,000        59,000
  Depreciation and amortization                     14,000        82,000
  Net recovery of doubtful accounts                (88,000)     (193,000)
Changes in operating assets and liabilities:
  Accounts receivable                            1,003,000      (196,000)
  Inventories                                      570,000        30,000
  Prepaid expenses and other current assets         (1,000)       36,000
  Accounts payable                                  24,000       259,000
  Due to related parties                           514,000      (247,000)
  Accrued liabilities                              (69,000)     (483,000)
                                                   ----------   ----------
Net cash used in operating activities             (364,000)   (1,112,000)
                                                   ----------   ----------
Cash flows from investing activities:
  Proceeds from sale of investment                 221,000        57,000
  Capital Expenditures                             (87,000)     (222,000)
                                                   ----------   ----------
Net cash provided by (used in)
 investing activities                              134,000      (165,000)
                                                   ----------   ----------
Cash flows from financing activities:
 Proceeds from line of credit                    2,167,000            --
 Repayment of line of credit                    (2,020,000)           --
 Proceeds from short-term debt                     230,000       691,000
 Repayments of short-term debt                    (216,000)      (74,000)
 Sale of preferred stock                           100,000       557,000
 Issuance of common stock through
 exercise of options                                 6,000         4,000
                                                   ----------   ----------
Net cash provided by financing activities          267,000     1,178,000
                                                   ----------   ----------
Net (decrease) in cash and cash equivalents         37,000       (99,000)
Cash and cash equivalents, beginning of year         5,000       104,000
                                                 ----------   ----------
Cash and cash equivalents, end of year       $      42,000         5,000
                                                   ==========   ==========

         See accompanying Notes to Consolidated Financial Statements.
                                      F-7
1.  Summary of Significant Accounting Policies

The Company

Photonics Corporation, dba DTC Data Technology (the Company, Photonics), a
California corporation, designs, develops, and markets Integrated Device
Electronics (IDE) and Small Computer Systems Interface (SCSI) disk controller cards and Input/Output (I/O) products for personal computers. In June 1995,
Photonics suspended the further development and production of products using its technology, ceased all marketing activities related to those products and terminated substantially all of its employees.  In March 1996, Photonics
Corporation acquired DTC Data Technology (DTC), a Delaware corporation.
Following the merger, the Company formally discontinued the marketing of all networking products previously sold by Photonics, with DTC being the surviving business unit.

DTC was founded in 1979 as an independent designer, developer and marketer of intelligent storage controllers and chip sets used primarily in connection with IBM-compatible personal computers. DTC designs proprietary integrated circuits for use in its storage controllers and chip sets. These circuits are fabricated by semiconductor manufacturers based on DTC's specifications. Final assembly and test of controller boards are performed by approved vendors both in the United States and abroad.
Basis of Presentation and Going Concern Uncertainty

The consolidated financial statements of the Company have been prepared assuming that the Company will continue as a going concern. The Company has incurred recurring losses and as of December 31, 1998 has a working capital deficit of approximately $3,202,000 and was in default on its operating line of credit. These conditions, among others, give rise to substantial doubt about the Company's ability to continue as a going concern. Over the past five years, the Company has sold portions of its business considered to be outside the scope of its strategic focus in order to supplement working capital resources and reduce dependence on bank financing, and is currently in the process of negotiating a merger which management believes will ultimately lead to the Company being able to sell additional shares of its stock.

Management believes that these steps, as well as outside investment participation and improved results of operations, will provide the Company with the opportunity to achieve its objectives. There is, however, no assurance that the steps taken or programs in place will meet all of the
Company's needs or that it will continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Principles of Consolidation
The accompanying consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries after elimination of inter company accounts and transactions.

As of December 31, 1998 and 1997, the minority interest represents the minority stockholders' proportionate share of the equity of the subsidiaries,
Qume Taiwan and Data Technology Hong Kong, Ltd., which was 0.6% and 0.6%,
                                 F-8
respectively.

Foreign Currency Translation
Certain entities located outside the United States use the local currency as their functional currency. Assets and liabilities are translated at exchange rates in effect at the balance sheet date, while revenues and costs are translated at monthly average exchange rates. Translation gains and losses are accumulated as a separate component of shareholders' deficiency.
For foreign entities operating in U.S. dollars, net non-monetary assets are translated at historical exchange rates, and net monetary assets are translated at current exchange rates. Translation gains and losses are included in the determination of the results of operations.

Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Inventories

Inventories are stated at the lower of cost (first-in, first-out) or market
(net realizable value).

Equipment and Leasehold Improvements
Equipment and leasehold improvements are stated at cost. Depreciation on equipment and leasehold improvements is calculated on the straight-line method over the estimated useful lives of the assets, generally three to seven years. Assets held under capital leases are amortized on a straight-
line basis over the shorter of the lease term or the estimated useful life of the asset.

Revenue Recognition
Revenue is generally recognized upon shipment of product. Sales to distributors are made pursuant to agreements which provide the distributors certain rights of return and price protection on unsold merchandise. Revenues from such sales are recognized upon shipment, with a provision for estimated returns and allowances recorded at that time.

Advertising Costs
The cost of advertising is expensed as incurred. Advertising costs for the years ended December 31, 1998 and 1997 were approximately $0 and $74,000, respectively.

Income Taxes
The Company accounts for corporate income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109. Under SFAS No. 109,
deferred tax liabilities or assets at the end of each period are determined using the tax rate expected to be in effect when taxes are actually paid or recovered. Deferred income taxes as of December 31, 1998 and 1997, primarily result from certain expenses that are not currently deductible for tax purposes.

Earnings Per Common Share

                                 F-9
The Company has adopted SFAS No. 128, Earnings Per Share, and has restated all periods. Basic earnings per share is computed using the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed using the weighted-average number of common and common equivalent shares outstanding during the period.

As a result of the losses incurred in fiscal 1998 and 1997, the common equivalent shares of 119,409 in 1998 and 120,075 in 1997 were anti-dilutive and, accordingly, were excluded from the computation of loss per share for those years.

Short-Term Investments

Short-term investments, consisting of publicly traded preferred and common stocks, are stated at fair value. The Company has adopted SFAS NO. 115,
Accounting for Certain Investments in Debt and Equity Securities. SFAS No.
115 requires companies to classify investments in debt and equity securities with readily determinable fair values as "held-to-maturity", "available-for-
sale", or "trading" and established accounting and reporting requirements for each classification. The Company classifies all short-term investments as "available-for-sale".  Securities classified as available-for-sale are reported at their fair market value with unrealized gains and losses reported as a separate component of shareholders' deficiency.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.
Actual results could differ from those estimates.

Long-Lived Assets

The Company periodically reviews its long-lived assets and certain identifiable intangibles for impairment. When events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, the Company writes the asset down to its net realizable value.
In 1998, the Company determined that $216,000 of intangible assets from the prior year and $87,000 of current year expenditures for intangible assets, no longer had economic value to the Company as part of a business plan restructuring. Accordingly, the Company recognized a one time charge of
$303,000 for the impairment of the related assets.

Stock-Based Incentive Program
SFAS No. 123, "Accounting for Stock-Based Compensation," encourages entities to recognize compensation cost for stock-based employee compensation plans using the fair value based method of accounting defined in SFAS No.123, but allows for the continued use of the intrinsic value based method of accounting prescribed by Accounting Principles Board (APB) Opinion No. 25,
"Accounting for Stock Issued to Employees." The Company has not granted options since May 1995, and continues to use the accounting prescribed by
APB Opinion No. 25. As such, the Company is required to disclose pro forma net income and earnings per share
                                     F-10
as if the fair value based method of accounting has been applied (Note 8).

Fair Values of Financial Instruments
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and cash equivalents:
The carrying amount reported in the balance sheet for cash and cash equivalents approximates fair value.

Investment securities:
The fair values for marketable debt and equity securities are based on quoted market prices.

Short-term debt:

The fair value of short-term debt (principally accounts payable)
approximates cost because of the short period of time to maturity.

Long-term and related party debt:

The fair value of long-term debt is estimated based on current interest rates available to the Company for debt instruments with similar terms and remaining maturities.

As of December 31, 1998, the fair values of the Company's financial instruments approximate their historical carrying amounts.

Adoption of New Accounting Pronouncements

In February 1998, the Financial Accounting Standards Board (FASB) issued SFAS
No. 132, Employer's Disclosure about Pensions and Other Postretirement
Benefits, which standardizes the disclosure requirements for pension and other postretirement benefits. The adoption of SFAS No. 132 did not impact the Company's current disclosures.

In June 1998, the FASB issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. SFAS No. 133 requires companies to recognize all derivatives contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999.

Historically, the Company has not entered into derivatives contracts either to hedge existing risks or for speculative purposes. Accordingly, the Company does not expect adoption of the new standard on July 1, 1999 to affect its financial statements.

Reclassifications
                                   F-11
Certain amounts in the 1997 financial statements have been reclassified to conform with the 1998 presentation.

2. Available-For-Sale Securities
As of December 31, 1997, the Company held 22,500 shares of outstanding common stock of CMC Industries Corporation (Note 10). The Company received the stock in exchange for a note payable to David Lee, who is Chairman of Board of both companies. In March 1998, the Company sold the shares for cash proceeds of
$221,000.

A summary of available-for-sale securities follows:
                                                              1998       1997
-----------------------------------------------------------------------------
Cost of securities                                              --    $171,000
Unrealized gain (loss)                                          --           -
-----------------------------------------------------------------------------
Total                                                      $   --     $171,000

3. Inventories
A summary of inventories follows:
                                                              1998      1997
-----------------------------------------------------------------------------
Raw materials                                        $ 88,000    $148,000
Work-in-process                                             62,000     190,000
Finished goods                                             200,000     582,000
-----------------------------------------------------------------------------
Total                                                     $350,000    $920,000

4. Property and Equipment
A summary of property and equipment follows:
                                                               1998     1997
-----------------------------------------------------------------------------
Equipment                                              $ 2,317,000  $2,317,000
Furniture and fixtures                                    277,000     277,000
Leasehold improvements                                     94,000      94,000
Sub total                                                2,688,000   2,688,000
Less accumulated depreciation and
Amortization                                             2,667,000   2,653,000
-----------------------------------------------------------------------------
Total                                                 $ 21,000     35,000

5. Line of Credit
In April 1998, the Company obtained a bank line of credit which provides for borrowings up to $2,000,000, expiring on April 30, 2000. The bank line is collateralized by the Company's assets, bearing interest at prime rate plus 3.0% (10.75% as of December 31, 1998) on a minimum daily loan balance of $1,000,000, with interest rate reductions for meeting certain tangible net worth criteria. In addition, the agreement contains restrictive covenants regarding accounts receivable balances and tangible net worth, as defined, of at least $300,000. The Company was not in compliance with certain restrictive covenants during fiscal 1998 and as of
December 31, 1998, had not repaid the outstanding balance as of April 21,
1999 and, therefore, was in default under the terms of the line of credit.
As of December 31, 1998, the Company had borrowings outstanding of
$147,000.
                               F-12
6. Income Taxes
During 1997, Photonics incurred foreign taxes of approximately $58,000, relating to income earned during prior years by the Company's subsidiary in Hong Kong. Income tax expense for the years ended December 31,
1998 and 1997 was $1,000 and $60,000, respectively.

Deferred tax asset (liabilities) comprises the following:
                                                             1998     1997
-----------------------------------------------------------------------------
Depreciation                                           $    32,000     251,000
Reserves not currently deductible                         318,000     371,000
Accrued liabilities                                         77,000     135,000
Net operating losses                                   35,357,000  34,275,000
Tax credit carryovers                                   2,075,000   2,075,000
Valuation allowance                                  (37,859,000)(37,107,000)
-----------------------------------------------------------------------------
Net deferred taxes                                    $    -  $    -
The Company's effective tax rate differs from the statutory federal income tax principally as a result of Federal and state net operating losses for which a full valuation allowance has been provided.

As of December 31, 1998, the Company has approximately $101 million of regular net operating losses to offset future Federal income tax. These carry-forwards expire in the years 2001 through 2018. In addition, the
Company has approximately $2.1 million of Federal tax credits expiring
1999 through 2010.

The Tax Reform Act of 1986 imposed substantial restrictions of the utilization of net operating loss and tax credit carry-forwards in the event of an "ownership change" as defined by the Internal Revenue Code. If the
Company has an "ownership" change as defined by the Internal Revenue
Code, the Company's ability to utilize the Federal and California net operating losses could be reduced. The Company has not made this determination as of December 31, 1998.

7. Lease Commitments
The Company leases its facilities under non-cancelable lease agreements expiring through 2003. The facility leases require the Company to pay certain maintenance and operating expenses such as taxes, insurance, and utilities. Rent expense related to these operating leases was $189,000 and
$177,000 for the years ended December 31, 1998 and 1997, respectively.

Future minimum annual lease payments for these leases are as follows:

Year ending December 31.

1999                                        $182,000
2000                                         191,000
2001                                         201,000
2002                                         211,000
2003                                         108,000
                                             --------
Total                                       $893,000

                                   F-13

8. Capital Stock

Preferred Stock

In December 1996, the Company entered into a Private Placement
Memorandum (PPM) for the sale of up to 3,600,000 shares of Series A
Convertible Preferred Stock, at $1.00 per share, with minimum lots being
25,000 shares. The Series A Convertible Preferred Stock is convertible into common stock on a 1 for 1 basis, carries a provision for a 10%
cumulative dividend, with dividends in arrears greater than 12 months being payable in the form of common stock, the Series A shares also have a liquidation preference and voting rights. As of December 31, 1998 and
1997, the Company had issued 2,328,136 and 2,106,009 shares of preferred stock, respectively, under the PPM agreement.

As of December 31, 1998, the Company had dividends in arrears greater than 12 months due of $211,000. As such, these dividends in arrears will be settled via the issuance of common stock.

Stock Warrants

As of December 31, 1997, the Company had outstanding warrants for
46,250 shares of common stock, exercisable at prices from $38.75 per share to $54.00 per share, relating to a bridge loan financing and underwriting of the Company's initial public offering. In November 1998, these warrants expired without having been exercised.

Stock Option Plans

During 1997, the Company terminated its Photonics and DTC stock option plans and rolled them into a new stock option plan (The 1997
Plan).  FASB Statement 123, Accounting for Stock-Based Compensation,
requires the Company to provide pro forma information regarding net income and earnings per share as if compensation cost for the Company's stock option plans had been determined in accordance with the fair value based method prescribed in FASB Statement 123. The Company
estimates the fair value of the stock options at the grant date by using the
Black-Scholes option pricing-model with the following weighted-
average assumptions used for grants in 1998 and 1997: dividend yield of
0; expected volatility of 167 and 202 percent; risk-free interest rates of
4.7% and 5.9%; and expected lives of 5 to 10 years for the plan options.
Under the accounting provisions of FASB Statement 123, the Company's net loss and loss per share would have been changed to the pro forma amounts indicated below:
                                                           1998        1997
-----------------------------------------------------------------------------
Net loss:
  As reported                                         $(2,706,000)  $(459,000)
  Pro forma                                           $(2,759,000)  $(506,000)
Basic and diluted loss per share:
  As reported                                       $ (0.60)  $ (0.10)
  Pro forma                                          $ (0.63)  $ (0.12)
----------------------------------------------------------------------------
                                    F-14

1997 Stock Option Plan

The 1997 Plan allows for the issuance of incentive and nonqualified stock options to employees and consultants of the Company and authorizes the issuance of up to 840,000 shares of the Company's common stock.
Options granted under the 1997 Plan are generally for periods not to exceed ten years and generally must be at prices not less than 100% and
85%, for incentive and nonqualified stock options, respectively, of the estimated fair value of the stock on the date of grant as determined by the
Board of Directors. Options granted to shareholders who own greater than
10% of the outstanding stock are established at the estimated fair value of the stock on the date of grant.

A summary of the status of the Company's 1997 Plan is as follows:


                                                      Weighted-Average
                                             --------------------------------
                    Share      Exercise      Exercise      Fair     Remaining
                     Options       Price        Price     Value at       Life
                                                           Grant
-----------------------------------------------------------------------------
Balance, January
  1, 1997            -      $   -          $ -                       -

Transferred from
  other plans      255,575      0.16-1.69       0.40
Granted            320,587      0.19-0.38       0.32        0.28
Canceled          (110,400)     0.16-1.69       0.28
Exercised          (17,671)          0.16       0.16
-----------------------------------------------------------------------------
Balance, December
 31, 1997          448,091   $  0.16-1.69   $ 0.38                    6.99
Granted             87,500      0.06-0.66       0.52        0.35
Canceled          (144,191)     0.16-0.38       0.29
Exercised          (32,123)     0.16-0.25       0.17
-----------------------------------------------------------------------------
Balance, December
 31, 1998          359,277     $0.06-1.69    $ 0.47                    8.12
-----------------------------------------------------------------------------


In addition to the shares exercised above, 5,175 shares were exercised in
1997 from the DTC stock option plan prior to that plan's termination.

The options outstanding and currently exercisable by exercise price as of December 31, 1998 are as follows:

                         Options Outstanding    Options Currently Exercisable
------------------------------------------------------------------------------
Exercise Price             (A)    (B)    (C)               (D)       (E)
$0 - $0.50              268,611   8.17  $0.27            122,616   $0.24
$0.51 - $1.00            57,500   9.33  $0.66                  -   $   -
$1.01 - $2.00            33,166   5.58  $1.69             33,166   $1.69
-------------------------------------------------------------------------------

KEY TO TABLE
(A)  Number Outstanding
(B)  Weighted-Average Remaining Contractual Life (Years)
(C)  Weighted-Average Exercise Price
(D)  Number Exercisable
(E)  Weighted-Average Exercise Price

Shared Savings Plan
The Company maintains a Shared Savings Plan (the SSP) covering substantially all of its U.S. employees. The SSP allows employees to defer from 2% to 12% of their compensation to the maximum amount permitted by law. Employee and Company contributions are considered tax deferred under Section 401(k) of the Internal Revenue Code. Under the terms of the SSP, the Company will contribute, on a quarterly basis, shares of its common stock to each employee's account equal in value to 40% of the employee's contributions, limited, however to $2,000 or 6% of compensation per calendar year, whichever is less. The Company's contributions vest at the rate of 25% for each full year of service, as defined, but become 100% vested upon normal retirement, disability or death. The Company made no contributions of common stock to the SSP during the years ended December 31, 1998 and 1997.

9. Major Customers
The operations of the Company are in one industry segment and include primarily the design, development, manufacture and sales of controller boards. The Company's customers consist primarily of original equipment manufacturers, value-added resellers, value-added distributors, system integrators and dealers in this industry.

For the year ended December 31, 1998, three customers accounted for
21%, 14%, and 11% of net revenues, respectively. As of December 31, 1998, three customers accounted for 35%, 16%, and 15% of accounts
receivable, respectively.

For the year ended December 31, 1997, three customers accounted for
22%, 15% and 12% of net revenues, respectively. As of December 31,
1997, two customers accounted for 25% and 10% of accounts
receivable, respectively.

10. Related Party Transactions

A member of the Board of Directors is President of the Company's prime
                                   F-16
subcontractor for the production of the Company's storage controllers, which meets approximately 70% of the Company's requirements (Note
16). For the years ended December 31, 1998 and 1997, the Company purchased approximately $1,025,000 and $1,072,000 from this prime subcontractor, respectively. As of December 31, 1998 and 1997, amounts due to this subcontractor were approximately $1,115,000 and $678,000, respectively.

Notes Receivable

In March 1997, the Company received a note from a shareholder for
$300,000 in exchange for preferred stock. As of December 31, 1998 and
1997, the Company, at the direction of the shareholder, had offset
$248,000 and $141,000 of the note against the then $819,000 accounts payable due to the shareholder.

Notes Payable

During 1996, the Company entered into debt agreements with
shareholders for approximately $602,000. These debt agreements bore interest from 10% to 12% and were convertible to preferred stock on demand. During the first quarter of 1997, these loans were converted into preferred stock.

The Company also entered into an agreement with CMC California, Inc.
(CMC), a company owned by a major shareholder and Chairman of the
Board of Directors where CMC assumed and paid specific vendor invoices of the related party who is the Company's prime subcontractor.
This note payable bears interest at 12%, with the balance due on demand.
As of December 31, 1996, the Company owed approximately $391,000 to
CMC. During the first quarter of 1997, this amount was converted into preferred stock.

During 1998 and 1997, the Company entered into debt agreements with shareholders for approximately $934,000. A summary of these debt agreements follows:

Years ended December 31,                                      1998       1997
-----------------------------------------------------------------------------

Bridge loan to shareholder at the rate of 15%;
due on demand; convertible to preferred stock
at $1.00 per share                                         $450,000   $295,000

Bridge loan to shareholder at the rate of 10%;
due on demand; convertible to preferred stock
at $1.00 per share                                          229,000    229,000

Bridge loan to shareholder at the rate of 15%;
due on demand; convertible to preferred stock
at $1.00 per share                                          255,000    350,000
-----------------------------------------------------------------------------
Total                                                      $934,000   $874,000

                                       F-17

11. Accrued Expenses
A summary of accrued expenses follows:
                                                                1998     1997
-----------------------------------------------------------------------------
Accrued allowances for sales to distributors              $147,000   $221,000
Accrued professional fees                                   87,000    102,000
Accrued payroll and related expenses                       102,000     91,000
Other accrued expenses                                      36,000     27,000
-----------------------------------------------------------------------------
Total                                                      $372,000   $441,000

12. Other Income
A summary of other income follows:
                                                                1998    1997
-----------------------------------------------------------------------------
Debt forgiveness                                           $252,000   $225,000
Royalty income                                                1,000    189,000
Miscellaneous other income                                  38,000    138,000
-----------------------------------------------------------------------------
Total                                                      $291,000   $552,000

13. Litigation

The Company is involved in litigation arising in the ordinary course of business. In the opinion of management, after consulting with legal counsel, these matters will be resolved without material adverse effect on the Company's financial position, results of operations or cash flows.

14. Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentration of credit risk consist principally of cash and cash equivalents and trade receivables. The Company places its cash and cash equivalents with high quality financial institutions and, by policy, limits the amounts of credit exposure to any one financial institution.

A significant portion of the Company's accounts receivable are derived from one major class of customer (distributors) with the remainder spread across many other customers in various electronics industries. The
Company believes any risk of accounting loss is significantly reduced due to provision being made at the date of the sale for returns and allowances, diversity of its products, end-customer, geographic sales areas and insurance on foreign distributor sales. The Company performs credit evaluations of its customers' financial condition whenever necessary. The
Company generally does not require cash collateral or other security to support customer receivables.

                                     F-18
15. Statements of Cash Flows

Supplemental disclosure of cash flow information:
                                                                1998     1997
-----------------------------------------------------------------------------
Cash paid for interest                                      $156,000  $37,000
Cash paid for income taxes                                  $  1,000  $60,000
Non cash investing and financing activities:
  Issuance of preferred stock in payment of
  note payable                                               $      - $993,000
  Issuance of preferred stock in payment of
  accounts payable                                           $122,000 $241,000
  Issuance of preferred stock in exchange for
  note receivable                                           $     -   $300,000
  Issuance of note payable for available-for-
  sale securities                                           $     -   $229,000
  Issuance of note payable in payment of
  accounts payable                                          $      -  $477,000
  Decrease note receivable balance in payment
  of accounts payable                                      $107,000  $141,000
  Issuance of preferred stock subscribed                   $      -  $15,000
-----------------------------------------------------------------------------

16. Subsequent Events

The Company has entered into discussions with its prime subcontractor, a related party, for the possible merger of the two companies. The Company is anticipating issuing shares of Series A Preferred Stock in exchange for all the net assets of the related party, estimated to be $6.5 million.

APPENDIX E
STOCK PURCHASE AGREEMENT
AND PLAN OF REORGANIZATION

 THIS AGREEMENT is entered into as of  the 30th day of June, 2000, by and among PHOTONICS CORPORATION, a California corporation ("the Corporation"), REPipeline.com, Inc. a Delaware corporation, a wholly owned subsidiary of Corporation ("Purchaser"),  Chip Langston, individually and agent for all shareholders of REPipeline.com, Inc. ("Selling Shareholders") and REPipeline.com, Inc., a Texas Corporation ("REP-T")

W I T N E S S E T H :

 WHEREAS, Corporation is a publicly held corporation that desires to combine with a business which has growth potential (the "Transaction");

 WHEREAS, the Corporation entered into a letter purchase agreement dated February 1, 2000 with RealEsate4Sale.com, Inc., a Texas corporation ("RE4Sale") and  such letter agreement has been jointly terminated by Corporation  and RE4Sale; and

 WHEREAS, the Corporation, Purchaser and REP-T each announced the agreement in principal for REP-T to acquire the assets and certain liabilities of RE4Sale and for the Purchaser to purchase all the outstanding shares of REP-T in exchange for shares of the Corporation's common stock; and

 WHEREAS, the Corporation will adopt, implement and carry out certain corporate resolutions in connections with the closing of the Transaction including:  (a) the conversion of certain corporate indebtedness to common stock, (b) the Amendment to the Articles of Incorporation and By-Laws of Corporation  as appropriate and necessary to increase the number of common shares as stated hereinbelow and (c) the election of new directors and the appointment of new officers of the Corporation and Purchaser; and

 WHEREAS, REP-T is a privately held businesses with 10,000,000 shares of common stock authorized and 5,458,752 shares issued and outstanding that is engaged in the Internet industry and appears to have growth potential; and

 WHEREAS, Purchaser desires to acquire one hundred percent (100%) of the issued and outstanding shares of common stock, $.01 par value, of REP-T (the "REP-T Common Stock") owned by the Selling Shareholders in exchange for that number of shares of common stock, $.001 par value, of Corporation (the "PHOTONICS Common Stock") that results in the Selling Shareholders owning approximately 85% of the total authorized and outstanding shares of the Corporation at the closing in a tax-free transaction pursuant to the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986;

NOW, THEREFORE, for and in consideration of the mutual representations, warranties  and covenants herein contained, and on the terms and subject to the conditions set forth herein, the parties hereto agree as follows:

ARTICLE I
PURCHASE AND SALE

 1.01 Sale and Purchase of Stock.  Subject to and upon the terms and conditions contained herein, at the Closing (as hereinafter defined), the Selling Shareholders shall sell, assign, transfer, convey and deliver to Purchaser and Purchaser shall purchase, accept and acquire from the Selling Shareholders the REP-T Common Stock owned by them.

 1.02 Closing.  The closing of the transaction contemplated hereby (the "Closing") shall occur on or before fifteen (15) days following the approval of the transactions set out herein in the Annual Meeting of the shareholders of the Corporation.   The Closing shall occur in the offices of Purchaser or at such other place as shall be mutually agreed to in writing by the parties hereto.

 1.03 Purchase Price.  In consideration of the shares of REP-T Common Stock to be purchased from the Selling Shareholders, Purchaser at the Closing shall deliver to  Selling Shareholders and to the Photonics Trust (defined hereinbelow) together certificates representing an aggregate of approximately 50,284,917 shares of PHOTONICS Common Stock, representing approximately eighty-five percent [85%] of the then issued and outstanding shares  of Corporation including the number of shares that the Company will reserve for the conversion of debt, held by creditors of the Company, to common stock.  Such stock shall be  free and clear of any liens, encumbrances or charges whatsoever.

 1.04 Instruments of Transfer; Further Assurances.  In order to consummate the transaction contemplated hereby, the following documents and instruments shall be delivered:

  (a) Documents from Selling Shareholders.  Selling Shareholders shall deliver to Purchaser at the Closing one or more stock certificates representing in the aggregate the number of shares of REP-T Common Stock owned by them plus a duly executed stock power or other instrument of transfer for each such stock certificate.

  (b) Documents from Purchaser.  Corporation and Purchaser shall deliver to Selling Shareholders at the closing one or more stock certificates representing in the aggregate the number of shares of PHOTONICS Common Stock to which such Selling Shareholders are entitled, to be in such denominations as shall be requested by Selling Shareholders not less than three (3) business days prior to the Closing Date.

  (c) Further Documents.  At the Closing, and at all times thereafter as may be necessary (i) Selling Shareholders shall execute and deliver to Corporation and Purchaser such other instruments of transfer as shall be reasonably necessary or appropriate to vest in Purchaser good and indefeasible title to the shares the REP-T Common Stock owned by them and to comply with the purposes and intent of this Agreement, and (ii) Corporation and Purchaser shall execute and deliver to Selling Shareholders such other instruments as shall be reasonably necessary or appropriate to comply with the purposes and intent of this Agreement.

 1.05   Registration. As of the date hereof, neither the stock of the Corporation nor of REP-T to be delivered pursuant to this Agreement has been registered under the Securities Act of 1933, as amended (the "Act"), and may not be resold unless these securities are registered under such Act or an exemption from such registration is available.

ARTICLE II
CORPORATION'S AND PURCHASER'S REPRESENTATIONS AND WARRANTIES

 The Corporation and Purchaser represent and warrant that the following are true and correct as of the Date of Closing .

 2.01 Organization and Good Standing.  The Corporation and Purchaser are corporations duly organized, validly existing and in good standing under the laws of the state of their incorporation, with all requisite power and authority to carry on the business in which it is engaged, to own the properties it owns and to execute and deliver this Agreement and to consummate the transactions contemplated hereby subject to the ratification of this agreement and the approval of the Transaction contemplated hereunder by Corporation's shareholders and the board of directors to be elected at the annual  meeting of the shareholders.

 Purchaser is a wholly owned subsidiary of the Corporation.  The Corporation owns ten percent (10%) of all of the shares of Sunnyvale Technology Corporation, a Texas corporation.  As part of this transaction, the parties hereto agree that such ten percent (10%) ownership shall be distributed as a stock dividend to the shareholders of the Corporation who are owners of record on June 1, 2000, the record date for the annual meeting of the Corporation.  Such distribution shall be effective as of the date of it's approval at the Annual Meeting of the shareholders of the Corporation.

 2.02 Authorization and Validity.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been or will be prior to Closing duly authorized by Corporation and Purchaser.  This Agreement constitutes or will constitute the legal, valid and binding obligations of Corporation and Purchaser, enforceable against Corporation and Purchaser in accordance with its terms.

 2.03 No Violation.  Except as disclosed on Exhibit 2.03, neither the execution and performance of this Agreement nor the consummation of the transactions contemplated hereby will (a) conflict with, or result in a violation or breach of the terms, conditions and provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of Corporation and Purchaser or any agreement, indenture or other instrument under which Corporation and Purchaser is bound or to which the assets of Corporation and Purchaser are subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of such assets, or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Corporation and Purchaser or the properties or assets of Corporation and Purchaser.  Corporation and Purchaser has complied in all material respects with all applicable laws, regulations and licensing requirements, and has filed with the proper authorities all necessary statements and reports.  Corporation and Purchaser possesses all necessary licenses, franchises, permits and governmental authorizations to conduct its business as now conducted.

The Corporation hereby discloses that it has been delisted from the NASDAQ national quotation system.  The Corporation is current with it's filing requirements with the Securities and Exchange Commission.  However, the Corporation has not been re-listed for trading on the NASDAQ national quotation system.  Further, the actions contemplated in this agreement must be approved by the shareholders of the Corporation and by a newly formed board of Directors in order to comply with the requirements of California State law.

 2.04 Disclosure.  No representation or warranty by Corporation and Purchaser in this Agreement nor any statement or certificate furnished or to be furnished by it pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading or necessary in order to provide REP-T and the Selling Shareholders with complete and accurate information.

 2.05 Consents.  Except as set forth in this Section 2 and in Exhibit 2.05, there is no authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of Corporation and Purchaser.

 2.06 Compliance with Laws.  There are no existing violations of any applicable federal, state or local law or regulation that could materially adversely affect the property or business of  Corporation and Purchaser and there are no known, noticed or threatened violations of any zoning, building, fire, safety or wage and hour laws or regulations.

 2.07 Litigation.  Except as described in Exhibit 2.07 and except as scheduled by the Corporation in its 10-K/A annual report file with the SEC, Corporation and Purchaser has not had any legal action or administrative proceeding or investigation instituted or, to the best of the knowledge of Corporation and Purchaser, threatened against or affecting any of the assets or business of Corporation and Purchaser.  Corporation and Purchaser are not (a) subject to any continuing court or administrative order, writ, injunction or decree applicable specifically to Corporation and Purchaser or to its business, assets, operations or employees, or (b) in default with respect to any such order, writ, injunction or decree.  Corporation and Purchaser knows of no basis for any other  such action, proceeding or investigation.

 2.08 Tax Returns.  Except as listed in Exhibit 2.08, Corporation and Purchaser has prepared and filed, or has caused to be prepared and filed, with the appropriate United States, state and local government agencies, and all political subdivisions thereof, all tax returns required to be filed by, on behalf of or on account of the operations of Corporation and Purchaser and has paid or caused to be paid all assessments shown to be due and claimed to be due on such tax returns.

 2.09 Contracts.  All contracts and agreements to which Corporation and Purchaser is a party are described in Exhibit 2.09.  Such contracts and agreements have not been amended and remain in full force and effect in accordance with their respective terms.

 2.10    Corporation's Financial Statements.  The Corporation  has filed it's 10-K/A Annual Report with the SEC and has made such report available to Selling Shareholders and  REP-T including therein the audited balance sheet and related statements of income and changes in financial position for the 12 month period through December 31, 1999 ("Corporation Financial Statements"). The Corporation Financial Statements (defined in Section 7 hereinbelow) fairly present the financial condition and results of operations of Corporation as of the dates and for the periods indicated and have been prepared in conformity with generally accepted accounting principles.

 2.11 Absence of Certain Changes.  Except as set forth in Exhibit 2.11 hereto, since the date of the end of the Corporation's fiscal quarter ended June 30, 2000, the Corporation  has not:  (a) suffered any material adverse change in its financial condition, assets, liabilities or business; (b) contracted for or paid any capital expenditures in excess of $20,000.00; (c) incurred any indebtedness for borrowed money, issued or sold any debt securities or discharged any liabilities or obligations; (d) mortgaged, pledged or subjected to any lien, lease, security interest or other charge or encumbrance any of their properties or assets; (e) paid any material amount on any indebtedness prior to the due date, forgiven or canceled any material debts or claims or released or waived any material rights of claims; (f) suffered any damage or destruction to or loss of any assets (whether or not covered by insurance) that materially and adversely affects its business; (g) acquired or disposed of any material assets or incurred any material liabilities or obligations; (h) made any payments to or loaned any money to its affiliates or associates; (i) formed or acquired or disposed of any interest in any corporation, partnership, joint venture or other entity; (j) entered into any material employment, compensation, consulting or collective bargaining agreement with any person or group, or modified or amended in any material respect the terms of any such existing agreement; or (k) entered into any other commitment or transaction or experienced any other event that is material to this Agreement or to the transactions contemplated hereby, or that has affected, or may adversely affect Corporation and Purchaser business, operations, assets, liabilities or financial condition.

  2.12 Title; Leased Assets.  Except as described in Exhibit 2.12 hereto, Corporation and Purchaser owns its assets, and its real and personal property leaseholds, free and clear of all liens, claims and encumbrances, except for (i) liens for non-delinquent ad valorem taxes or non-delinquent statutory liens arising other than by reason of its default, and (ii) such liens, minor imperfections of title or easements on real property, leasehold estates or personalty as do not in any material respect detract from the value thereof and do not interfere with the present use of the properties subject thereof.  Such assets and leaseholds are the only ones necessary for the conduct of Corporation and Purchaser business as now being conducted.

 2.13 Corporation's Capitalization, Subsidiaries.   The Corporation is authorized to issue 20,000,000 common shares, par value $0.001, of which 6,765,496 are fully paid and non assessable, and are presently outstanding. In addition to such outstanding shares, Corporation intends to issue up to 1,519,090 shares of common stock to existing creditors of the Corporation in exchange for the forgiveness of debt owed by the Corporation to such creditors.  Corporation  is authorized to issue 6,000,000  preferred shares, par value $0.001, of which none are outstanding.   Except as described in Exhibit 2.13, there are no options, warrants or other securities or rights outstanding which are convertible into or exercisable for any shares of capital stock of Corporation.  Except as described on Exhibit 2.13, Corporation does not own, directly or indirectly, any of the capital stock of any other corporation or any equity, profit sharing, participation, or other interest in any corporation, partnership, joint venture or other entity.

 2.14 Corporation's Prior Letter of Intent.  The Corporation and RE4Sale  have properly and effectively terminated any and all letters of intent and/or agreements to purchase shares of RealEstate4Sale.com, Inc., a Colorado corporation.

 2.15      Survival of Representations and Warranties.  All the representations and warranties in this Article II shall survive the closing.  The truth and veracity of the representations and warranties contained in this Article II shall be secured for a period of one year by the establishment of a trust (the "Koo Trust").  The Koo Trust shall be established with a third party escrow agent  by depositing all the shares of Photonics currently owned by Mr. James T. Koo.  Under the terms of the Koo Trust, the Corporation's shares that are held in the Koo Trust may be sold at the direction of James T. Koo or his designated agent.  Prior to the termination of the Koo Trust, the proceeds of such sales may distributed out of the Koo Trust only at the direction of the post closing Board of Directors of the Corporation and Purchaser.

      ARTICLE III
      REPRESENTATIONS AND WARRANTIES OF REP-T AND
      THE AGENT FOR THE SELLING SHAREHOLDERS
 .
REP-T and the Selling Shareholders, jointly and severally, represent and warrant that the following are true and correct as of this date and will be true and correct through the Closing Date as if made on that date:

 3.01 Organization, Capitalization and Good Standing. REP-T is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation with all requisite power and authority to carry on the business in which it is engaged and to own the properties it owns. REP-T is authorized to issue 12,000,000 total shares divided into: 10,000,000 common shares, par value $0.0001, of which 5,458,752 are fully paid and non assessable, and are presently outstanding and 2,000,000 preferred shares, par value $0.0001 of which none are issued.  REP-T is authorized to issue no  preferred shares   REP-T is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary.  Except as described on Exhibit 3.01, REP-T  does not own, directly or indirectly, any of the capital stock of any other corporation or any equity, profit sharing, participation, or other interest in any corporation, partnership, joint venture or other entity.

 3.02 Authorization and Validity.  The execution, delivery and performance of this Agreement by REP-T and the consummation of the transactions contemplated hereby have been or will be prior to Closing duly authorized by REP-T.  This Agreement constitutes or will constitute legal, valid and binding obligations of REP-T, enforceable against REP-T in accordance with its terms.  This Agreement constitutes the valid and binding agreement of the Selling Shareholders, enforceable in accordance with its terms, and neither the execution nor delivery of this Agreement nor the consummation by the Selling Shareholders of the transactions contemplated hereby (i) violates any statute or law or any rule, regulation or order of any court or any governmental authority, or (ii) violates or conflicts with, or constitutes a default under or will constitute a default under, any contract, commitment, agreement, understanding, arrangement, or restriction of any kind to which the Selling Shareholders are a party or by which the Selling Shareholders are bound.  REP-T has or will deliver to Corporation and Purchaser copies of it's Articles of Incorporation, By-Laws, asset acquisition documents relating to RealEstate4Sale.com and the board of directors and shareholders  resolutions authorizing the entering into this Agreement and the consummation of the Transaction including the authorization of the signatories to this Agreement.

 3.03 Financial Statements.  REP-T has furnished to Corporation and Purchaser REP-T's audited balance sheet and related statements of income and changes in financial position as of June 15, 2000 (the "REP-T Financial Statements"). The REP-T Financial Statements fairly present the financial condition and results of operations of REP-T as of the dates and for the periods indicated and have been prepared in conformity with generally accepted accounting principles.

 3.04 Absence of Certain Changes.  Except as set forth in Exhibit 3.04 hereto, since June 15, 2000, REP-T has not:  (a) suffered any material adverse change in its financial condition, assets, liabilities or business; (b) contracted for or paid any capital expenditures in excess of $20,000.00; (c) incurred any indebtedness or borrowed money, issued or sold any debt securities or discharged any liabilities or obligations; (d) mortgaged, pledged or subjected to any lien, lease, security interest or other charge or encumbrance any of their properties or assets; (e) paid any material amount on any indebtedness prior to the due date, forgiven or canceled any material debts or claims or released or waived any material rights or claims; (f) suffered any damage or destruction to or loss of any assets (whether or not covered by insurance) that materially and adversely affects its business; (g) acquired or disposed of any material assets or incurred any material liabilities or obligations; (h) made any payments to or loaned any money to its affiliates or associates; (i) formed or acquired or disposed of any interest in any corporation, partnership, joint venture or other entity; (j) entered into any material employment, compensation, consulting or collective bargaining agreement with any person or group, or modified or amended in any material respect the terms of any such existing agreement; or (k) entered into any other commitment or transaction or experienced any other event that is material to this Agreement or to the transactions contemplated hereby, or that has affected, or may adversely affect REP-T's business, operations, assets, liabilities or financial condition.

 3.05     Title; Leased Assets.  Except as described in Exhibit 3.05 hereto, REP-T owns its assets, and its real and personal property leaseholds, free and clear of all liens, claims and encumbrances, except for (i) liens for non-delinquent ad valorem taxes or non-delinquent statutory liens arising other than by reason of its default, and (ii) such liens, minor imperfections of title or easements on real property, leasehold estates or personalty as do not in any material respect detract from the value thereof and do not interfere with the present use of the properties subject thereof.  Such assets and leaseholds are the only ones necessary for the conduct of REP-T's business as now being conducted.

 3.06 Insurance.  All of the insurable properties of REP-T are insured for its benefit under valid and enforceable policies, issued by insurers of recognized responsibility in amounts and  against such risks and losses as is customary in REP-T's industry.  True, complete and correct copies of all such policies will be provided to Corporation and Purchaser prior to the Closing.

 3.07 No Violation.  Neither the execution and performance of this Agreement nor the consummation of the transactions contemplated hereby will (a) conflict with, or result in a violation or breach of the terms, conditions and provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of REP-T or any agreement, indenture or other instrument under which REP-T is bound or to which any of the assets of REP-T are subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of such assets, or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over REP-T or the properties or assets of REP-T.  REP -T has complied in all material respects with all applicable laws, regulations and licensing requirements, and has filed with the proper authorities all necessary statements and reports.  REP-T possesses all necessary licenses, franchises, permits and governmental authorizations to conduct its business as now conducted.

 3.08 Consents.  Except as set forth in Exhibit 3.08, no authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of REP-T.

 3.09 Compliance with Laws.  There are no existing violations of any applicable federal, state or local law or regulation that could materially adversely affect the property or business of REP-T and there are no known, noticed or threatened violations of any  zoning, building, fire, safety or wage and hour laws or regulations.

 3.10 Litigation.  Except as described in Exhibit 3.10, REP-T has not had any legal action or administrative proceeding or investigation instituted or, to the best of the knowledge of REP-T, threatened against or affecting any of the assets or business of REP-T.  REP-T is not (a) subject to any continuing court or administrative order, writ, injunction or decree applicable specifically to REP-T or to its business, assets, operations or employees, or (b) in default with respect to any such order, writ, injunction or decree.  REP-T knows of no basis for any such action, proceeding or investigation.  REP-T and the Selling Shareholders agree to indemnify and  hold Corporation and Purchaser harmless from any asserted rights, claim, proceeding, litigation or other action relating to RealEstate4Sale.com and its current and former officers, directors and shareholders including any asserted rights, action, claim, proceeding or litigation arising from the prior negotiations between Corporation, James T. Koo, Doug Fonteno or RealEstate4Sale.com relating to the acquisition contemplated herein.

 3.11 Disclosure.  No representation or warranty by REP-T or the Selling Shareholders in this Agreement nor any statement or certificate furnished or to be furnished by it or them pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading or necessary in order to provide Corporation and Purchaser with complete and accurate information.

 3.12 Tax Returns.  REP-T has prepared and filed, or has caused to be prepared and filed, with the appropriate United States, state and local government agencies, and all political subdivisions thereof, all tax returns required to be filed by, on behalf of or on account of, the operations of REP-T and has paid or caused to be paid all assessments shown to be due and claimed to be due on such tax returns.

 3.13 Contracts.  All contracts and agreements to which REP-T is a party are described in Exhibit 3.13.  Such contracts and agreements have not been amended and remain in full force and effect in accordance with their respective terms.

 3.14     Agency Authorized   The Agent for the Selling Shareholders has been duly authorized by the Selling Shareholders (a list of whom have been delivered by him to Corporation and Purchaser upon execution of this agreement) to enter into this agreement on their behalf and that when this agreement is executed by him to shall bind all of the Selling Shareholders with the same force and effect as if all of the Selling Shareholders had individually executed this agreement.

 3.15 All the representations and warranties in this Article III shall survive the closing.

ARTICLE IV
REP-T'S COVENANTS

REP-T  agrees that on or prior to the Closing:

 4.01 Business Operations.  REP-T shall operate its business only in the ordinary course and REP shall use its best efforts to preserve the business of REP-T  intact, to retain its present customers and suppliers so that they will be available to Corporation and Purchaser after the Closing and to cause the consummation of the transactions contemplated by this Agreement in accordance with its terms and conditions.  REP-T  shall not take any action that might impair the business or assets of REP-T  without the prior consent of Corporation and Purchaser or take or fail to take any action that would cause or permit the representations made in Article III hereof to be inaccurate at the time of Closing or preclude REP-T  from making such representations and warranties at the Closing.

 4.02 Access.  REP-T  shall permit Corporation and Purchaser and its authorized representatives full access to, and make available for inspection, all of the assets and business of REP-T , including REP-T 's employees, customers and suppliers, and REP-T  shall furnish Corporation and Purchaser all documents, records and information with respect to the affairs of REP-T,  as Corporation and Purchaser and its representatives may reasonably request.

 4.03 Material Change.  Prior to the Closing, REP-T shall promptly inform Corporation and Purchaser in writing of any material adverse change in the condition of the business of REP-T .  Notwithstanding the disclosure to Corporation and Purchaser of any such material adverse change, REP-T  shall not be relieved of any liability for, nor shall the providing of such information by REP-T  to Corporation and Purchaser be deemed a waiver by Corporation and Purchaser of, the breach of any representations or warranty of REP-T  contained in this Agreement.

 4.04 Approvals of Third Parties.  As soon as practicable after the execution of this Agreement, but in any event prior to the Closing Date, REP-T  will use its best efforts to secure all necessary approvals and consents of third parties to the consummation of the transactions contemplated by this Agreement.

 4.05 Contracts.  Except with Corporation and Purchaser's prior written consent, REP-T shall not waive any material right or cancel any material contract, debt or claim nor with it assume or enter into any contract, lease, license obligation, indebtedness, commitment purchase or sale involving more than $ 5,000.00, each.

 4.06 Capital Assets; Payments of Liabilities.  Except with Corporation and Purchaser's prior written consent, REP-T  will not acquire or dispose of any capital asset having an initial cost of $ 5,000.00 or more, nor will REP-T  discharge or satisfy any lien or encumbrance or pay or perform any obligation or liability other than (i) liabilities and obligation reflected in the REP-T  Financial Statements, and (ii) current liabilities and obligations incurred in the usual and ordinary course of business since June 15, 2000, and, in either such case only as required by the express terms of the agreement or other instrument pursuant to which the obligation or liability was incurred.

 4.07 Mortgages, Liens.  Except with Corporation and Purchaser's prior written consent, REP-T  will not enter into or assume any mortgage, pledge, conditional sale or other title retention agreement, permit any lien, encumbrance or claim of any kind to attach to any of its assets, whether nor owned or hereafter acquired, or guarantee or otherwise become contingently liable for any obligations of another or make any capital contributions or investments in any corporation, business or other person.

 4.08 Sales of Stock.  Except with Corporation and Purchaser's prior written consent, REP-T  will not, after the date hereof, issue any shares of its common stock or preferred stock nor will it issue or enter into an agreement to issue any securities, rights, subscriptions, warranties or options to purchase shares of its common stock or preferred stock or which are convertible into shares of its common stock or preferred stock in whole or in part.

 ARTICLE V
 CORPORATION'S AND PURCHASER'S COVENANTS

 The Corporation and Purchaser agree that on or prior to the Closing:

 5.01 Access.  Corporation and Purchaser shall permit REP-T and its authorized representatives full access to, and make available for inspection, all of the assets and business of Corporation and Purchaser, and Corporation and Purchaser shall furnish REP-T all documents, records and information with respect to the affairs of Corporation and Purchaser as REP-T and its representatives may reasonably request.

 5.02 Sales of Stock.  Except for the issuance to common stock to creditors in exchange for the forgiveness of such creditors debt or except with REP-T 's prior written consent Corporation and Purchaser will not, after the date hereof, issue any shares of its common stock nor will it issue or enter into an agreement to issue any securities, rights, subscriptions, warranty or options to purchase shares of its common stock or preferred stock or which are convertible into shares of its common stock or preferred stock in whole or in part.

 5.03 Material Change.  Prior to the Closing, Corporation and Purchaser shall promptly inform REP-T in writing of any material adverse change in the condition of the business of Corporation and Purchaser.  Notwithstanding the disclosure to REP-T  of any such material adverse change, Corporation and Purchaser shall not be relieved of any liability for, nor shall the providing of such information by Corporation and Purchaser to REP-T be deemed a waiver by REP-T of, the breach of any representation or warranty of Corporation and Purchaser contained in this Agreement.

 5.04 Approvals of Third Parties.  As soon as practicable after the execution of this Agreement, but in any event prior to the Closing Date, Corporation and Purchaser will use its best efforts to secure all necessary approvals and consents of third parties to the consummation of the transactions contemplated by this Agreement.

 ARTICLE VI
 CORPORATION'S AND PURCHASER'S CONDITIONS PRECEDENT

 Except as may be waived in writing by the Corporation and Purchaser, the obligations of the Corporation and Purchaser hereunder are subject to the fulfillment at or prior to the Closing of each of the following conditions:

 6.01 Representations and Warranties.  The representations and warranties of Selling Shareholders and REP-T  contained herein shall be true and correct in all material respects as of the Closing, and Corporation and Purchaser shall not have discovered any material error, misstatement or omission therein.  At the Closing, Corporation and Purchaser shall have received a certificate, dated the date of the Closing, and executed by the President of REP and Selling Stockholders, certifying in such detail as Corporation and Purchaser may reasonably request as to the accuracy of such representations and warranties and the fulfillment of the obligations and compliance with the covenants referred to in Section 6.02 below as of the Closing.

 6.02 Covenants.  REP-T shall have performed and complied with all covenants or conditions required by this Agreement to be performed and complied with by it prior to or at the Closing.

 6.03 Opinion.  Counsel to REP-T shall have delivered to Corporation and Purchaser its opinion, dated the Closing Date, in form and substance reasonably satisfactory to counsel for Corporation and Purchaser, to the effect that (a) REP-T is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has duly qualified to do business and is in good standing in the states where the nature of its business makes such qualification necessary, (b) REP-T has full corporate power and authority to execute and perform this Agreement, (c) this Agreement has been duly authorized by all necessary corporate action on the part of REP-T, and has been duly executed and delivered to REP-T and constitutes the legal, valid and binding obligation of REP-T, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally or the availability of equitable remedies, (d) neither the execution and performance of this Agreement nor the consummation of the transactions contemplated hereby will conflict with, or result in a breach of the terms, conditions and provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of REP-T or, to the best of such counsel's knowledge, any agreement, indenture or other instrument of which such counsel has knowledge under which REP-T is bound or to which any of the assets of REP-T is subject, or result in the creation or imposition of any lien, charge or encumbrance upon any such assets, and (e) to the best of such counsel's knowledge, there are no options, warrants or other securities or rights outstanding which are convertible into or exercisable for any shares of capital stock of REP-T.

 6.04 Proceedings.  No action, proceeding or order by any court or governmental body or agency shall have been threatened in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated by this Agreement.

 6.05 Consents and Approvals.  REP-T shall have obtained, and delivered to Corporation and Purchaser evidence thereof, all consents and approvals required to be obtained in connection with the consummation of the transactions contemplated hereby.

 6.06 No Material Adverse Change.  No material, adverse change in the assets, business operations or financial conditions of REP-T shall have occurred after the date hereof and prior to the Closing.  Corporation and Purchaser shall have received a letter from the chief financial officer of REP-T dated the date of the Closing, stating that on the basis of a limited review (not an audit) of the latest available accounting records of REP-T, consultations with responsible officers of REP-T, and other pertinent inquiries that they may deem necessary, they have no reason to believe that during the period from June 15, 2000 to a specific date not more than five business days before the Closing, there is any change in the financial condition or results of operations of REP-T, except for changes incurred in the ordinary and usual course of business during that period that in the aggregate are not materially adverse, and except for other changes or transactions, if any, contemplated by this Agreement.  The audit of the REP-T Financial Statements shall be completed within sixty (60) days from the Closing in compliance with the applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") in order to enable the Corporation to file with the SEC the requisite financial statements as an exhibit to the Report on Form 8-K of Corporation regarding the closing of this Agreement.

 6.07 Representation Letters.  On or before the date of the Closing, Corporation and Purchaser shall have received a representation of investment intent letter from Selling Shareholders confirming their understanding that the PHOTONICS Common Stock to be received by them is restricted and may not be freely resold unless the shares are registered or an exemption from registration is available, as well as such other representations as are reasonably required by Corporation and Purchaser.

 6.08 Approval of REP-T Shareholders.  This Agreement shall have been approved by the Board of Directors and by the holders of  a  majority of the outstanding capital stock of REP-T

 ARTICLE VII
 CONDITIONS PRECEDENT OF SELLING SHAREHOLDERS AND REP-T

 Except as may be waived in writing by the Selling Shareholders and REP-T, the obligations of the Selling Shareholders and REP-T hereunder are subject to fulfillment at or prior to the Closing of each of the following conditions:

 7.01 Representations and Warranties.  The representations and warranties of the Corporation and Purchaser contained herein shall be true and correct in all material respects as of the Closing, and the Selling Shareholders shall not have discovered any material error, misstatement or omission therein.  At the Closing, Selling Shareholders shall have received a certificate, dated the date of the Closing, and executed by the authorized person of the Corporation and Purchaser, certifying in such detail as Selling Shareholders may reasonably request as to the accuracy of such representations and warranties and the fulfillment of the obligations and compliance with covenants referred to in Section 7.02 as of the Closing.

 7.02 Covenants.  Corporation and Purchaser shall have performed and complied in all material respects with all covenants or conditions required by this Agreement to be performed and complied with by it prior to or at the Closing.

 7.03 Opinion.  Counsel to Corporation and Purchaser shall deliver to REP-T its opinion, dated the Closing Date, in form and substance reasonably satisfactory to counsel for REP-T, to the effect that (a) the Corporation and Purchaser are each  corporations duly organized, validly existing in good standing under the laws of the state of their respective incorporation, (b) Corporation and Purchaser have full corporate power and authority to execute and perform this Agreement, (c) this Agreement has been duly authorized by all necessary corporate action on the part of the Corporation and Purchaser, and has been duly executed and delivered by the Corporation and Purchaser and constitutes the legal, valid and binding obligation of the Corporation and Purchaser enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally or the availability of equitable remedies, (d) immediately prior to the Closing, the authorized, issued and outstanding capital stock of Corporation was as set forth in Section 2.13, (e) neither the execution and performance of this Agreement nor the consummation of the transactions contemplated hereby will conflict with, or result in a breach of the terms, conditions and provisions of, or constitute a default under the Articles of Incorporation or Bylaws of the Corporation or  Purchaser or, to the best of such counsel's knowledge, any agreement,  indenture or other instrument of which such counsel has knowledge under which Corporation and Purchaser is bound or to which any of the assets of the Corporation or Purchaser is subject, or result in the creation or imposition of any lien, charge or encumbrance upon any such assets, and (f) to the best of such counsel's knowledge, except as set forth in Section 2.13 and Exhibit 2.13, there are no options, warrants or other securities or rights outstanding which are convertible into or exercisable for any shares of capital stock of the Corporation or Purchaser.

 7.04 Proceedings.  No action, proceeding or order by any court or governmental body or agency shall have been threatened in writing, asserted, instituted or entered to restrain or prohibit the carrying out of the transactions contemplated by this Agreement.

 7.05 Consents and Approvals.  The Corporation and Purchaser shall have obtained, and delivered to REP-T evidence thereof, all consents and approvals required to be obtained in connection with the consummation of the transactions contemplated hereby.

 7.06 No Material Adverse Change.  No material, adverse change in the assets, business operations or financial condition of the Corporation or Purchaser shall have occurred after the date hereof and prior to the Closing.  The Selling Shareholders shall have received a letter from the consultant to the Corporation, James T. Koo, dated the date of the Closing, stating that on the basis of a limited review (not an audit) of the latest available accounting records of the Corporation and Purchaser, consultations with responsible officers of the Corporation and  Purchaser, and other pertinent inquiries that the Selling Shareholders and REP-T may deem necessary, he has no reason to believe that during the period from the date of this agreement  to a specific date not more than five business days before the Closing, there is any change in the financial condition or results of operations of Corporation and Purchaser, except for changes incurred in the ordinary and usual course of business of Corporation and Purchaser, during that period that in the aggregate are not materially adverse, and except for other changes or transactions, if any, contemplated by this Agreement.

 7.07    Approval by the Shareholders and Board of Directors of the Corporation and Purchaser.  The obligations of the Corporation and Purchaser hereunder are subject to this Agreement and the Transaction contemplated herein, including but not limited to the conversion of the Corporation's corporate debt to shares of the Corporation, the conversion of the Series "A" preferred stock to common stock and the sale of 90% interest in  Sunnyvale Technology Corporation to James T. Koo, being approved by the shareholders of the Corporation in accordance with the procedures set out in the Articles of Incorporation and the By-Laws of the corporation and pursuant to a duly called meeting of the shareholders. The obligations of the Corporation and Purchaser hereunder are further subject to the boards of directors, which shall be elected at the foregoing meeting by the Corporation and Purchaser, approving this Agreement and the Transactions contemplated herein.

Included in the approvals set out in this Section 7.07 shall be the following:

(i) The approval the incorporation and sale of 90% Sunnyvale Technology Corp. after transfer all the corporate assets and business of the Photonics Corporation division,  DTC Data Technology, to Sunnyvale Technology Corporation, for $ 75,000 cash plus certain assumed liabilities as of December 31, 1999 including the covenant that Photonics Corporation will distribute the remaining 10% of Sunnyvale Technology Corp. as a stock dividend to  Photonics shareholders, as of the record date of the meeting in which this Agreement and the Transaction are approved, after election of a new board of directors.

(ii)    The approval for Corporation to issue a sufficient number of common shares so that the Selling Shareholders will own approximately 85% of total issued shares of the Corporation, after full dilution, upon the completion of the Transaction and for issuing the shares of the Corporation allocated to accounts payable and debt holders of the Corporation which did not previous elect to convert, or were subject to litigation that was unresolved at the time of the merger.

 7.08   Audited Financial Statements.  Corporation's Form 10K/A shall have been filed with the Securities and Exchange Commission which shall contain audited financial statements for the period ended December 31, 1999 ("Corporation Financial Statements") .

 7.09    Indemnity for Excess Liabilities.  A trust (the "Photonics Trust") shall have been established by the Corporation for the purpose of indemnifying the Corporation, and the Purchaser against liabilities, claims or debts that are either disclosed or undisclosed on Corporation Financial Statements that remain unresolved or remain unconverted into  common stock at the time of the purchase of REP-T.  The Photonics Trust shall have a term for a period of three years after the closing date.  The Photonics Trust shall be established with a third party escrow agent  by depositing all the shares of Photonics set out on Attachment 2 to Exhibit 2.11.  Under the terms of the Photonics Trust, the Corporation's shares that are held in the Photonics Trust may be sold at the direction of the Trustee or his designated agent.  Prior to the termination of the Photonics Trust, the proceeds of such sales may distributed out of the Photonics Trust only at the direction of the post closing Board of Directors of the Corporation and Purchaser.

 ARTICLE VIII
 MISCELLANEOUS

 8.01 Amendment.  This Agreement may be amended, modified or supplemented only by an instrument in writing executed by the party against which enforcement of the amendment, modification or supplement is sought.

 8.02 Parties in Interest.  This Agreement shall be binding on and inure to the benefit of and be enforceable by Selling Shareholders, REP-T, the Corporation and the Purchaser, their respective heirs, executors, administrators, legal representatives, successors and assigns, except as otherwise expressly provided herein.

 8.03 Assignment.  Neither this Agreement nor any right created hereby shall be assignable by either party hereto.

 8.04 Notice.  Any notice or communication must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested or by delivering the same in person.  Such notice shall be deemed received on the date on which it is hand-delivered or on the third business day following the date on which it is so mailed.  For purposes of notice, the addresses of the parties shall be:

 If to REP-T:

 REPIPELINE.COM, Inc., a Texas Corporation

 12377 Merit Drive
 Dallas, TX 75251

 If to the Selling Shareholders:

 At the address set forth above.

 If to Corporation and Purchaser:

 Photonics. Corp.
 REPIPELINE.COM, Inc.
 1222 Alderwood Ave.
 Sunnyvale, CA 94089

 With a copy to:

 Richard J. Hockert, Esq.
 PO Box 797664
 Dallas, TX 75379

Any party may change its address for notice by written notice given to the other parties.

 8.05 Entire Agreement.  This Agreement and the exhibits hereto supersede all prior agreements and understandings relating to the subject matter hereof, except that the obligations of any party under any agreement executed pursuant to this Agreement shall not be affected by this Section.

 8.06 Costs, Expenses and Legal Fees.  Whether or not the transactions contemplated hereby are consummated, Corporation shall bear and pay for all costs and expenses (including attorneys' fees) up to and including a maximum of $75,000 and above $75,000, REP-T shall bear all costs and expenses (including attorneys' fees) except that each party hereto agrees to pay the costs and expenses, including reasonable attorneys' fees, incurred by the other party in successfully (i) enforcing any of the terms of this Agreement, or (ii) proving that the other parties breached any of the terms of this Agreement in any material respect.

 8.07 Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance here from.  Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

 8.08 Governing Law.  This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of Texas.  The parties agree that any litigation relating directly or indirectly to this Agreement must be brought before and determined by a court of competent jurisdiction with the State of Texas.

 8.09 Captions.  The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

 8.10 Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

SELLING SHAREHOLDERS:

___________________________
Chip Langston, individually and as
agent for all shareholders

REP-T:
REPipeline.com, Inc., a Texas corporation

___________________________
Tom Bailey, President

PURCHASER:
REPIPELINE.COM, Inc. a Delaware corporation
By Photonics Corporation, sole shareholder

___________________________
By: James T. Koo, Managing Consultant

CORPORATION:
Photonics Corporation

___________________________
James T. Koo, Managing Consultant

  EXHIBIT 2.03
To Stock Purchase Agreement and Plan of Reorganization
Conflicts or Violations as of June 15, 2000

1. Upon approval of the Agreement and Transaction by the shareholders of the Corporation, there will be no conflicts or violations at Closing.

EXHIBIT 2.05
To Stock Purchase Agreement and Plan of Reorganization
Consents as of June 15, 2000

1. Upon approval of the Agreement and Transaction by the shareholders of the Corporation and compliance with the provision of the California Corporations Code, there will be no consents required at Closing.

EXHIBIT 2.07
To Stock Purchase Agreement and Plan of Reorganization
Litigation as of June 15, 2000

1. Abstract of judgment dated October 12, 1999; Plaintiff Insight Electronics.  Defendant Data Technologies Corporation.  Amount of judgment:  $110,252.00

2. Abstract of judgment dated October 12, 1999; Plaintiff: ACI Corporation.  Defendant Data Technologies Corporation.  Amount of judgment:  $16,753.00

3. Default Judgment February 17, 2000, Plaintiff Danka Funding Company v. Defendant Photonics, Docket No. L-8482-99,  Superior Court of  New Jersey Law Division, Bergen County for   $40,474.00 with proposed settlement offer by Danka of $ 30,355.72 as of March 22, 2000. (lease of Kodak 85 Copier)

4. Litigation Superior Court, Contra Costa County, CA., Plaintiff L.A. Commercial Group, Inc (Bay Alarm) Defendant Photonics Corporation, for the amount of $8,666.00

5. Abstract of Judgment dated January 13, 2000, Judicial District Court of Harris County, Texas, Plaintiff Innovative Vanguard Group, Inc. v. Defendant Photonics Corporation. Amount of judgment $ 99,630.45.

6. Potential Litigation - Fireman's Fund for $ 6,030. 00

7. Potential Litigation- Accountant Plus now known as Nelson Staff- for $2,896.00

8. Potential claim from Fudan University, Shanghai, China in the amount of $6,000.00.

9. Potential claim from an employee of the predecessor company, Qume, who claims that he contracted black lung disease after inhaling toner from a printer located in the office.  There has been no contact relating to this potential claim in more than one year.

EXHIBIT 2.08
To Stock Purchase Agreement and Plan of Reorganization
Tax Returns as of June 15, 2000

1. The Company has not filed it's Federal Income Tax return for it's fiscal year 1998.
2. The Company has not filed it's Federal Income Tax return for it's fiscal year 1999.
3. The Company has not filed it's California State Income Tax return for it's fiscal year 1998.
4. The Company has not filed it's California State Income Tax return for it's fiscal year 1999.

EXHIBIT 2.09
To Stock Purchase Agreement and Plan of Reorganization
Contracts and Agreements as of June 15, 2000

1. None.

EXHIBIT 2.11
To Stock Purchase Agreement and Plan of Reorganization
Changes to Financial Statements as of June 15, 2000

1. As to items (g) and (i) of the Agreement, the Corporation has transferred all of the assets, business and certain liabilities of its operating division, DTC Data Technologies, to Sunnyvale Technology Corporation, a Texas corporation that was, at incorporation, a wholly owned subsidiary of the Corporation.  The Corporation has sold, subject to shareholder approval, 90% of the shares of Sunnyvale Technology Corporation to James T. Koo.

Further, the Corporation has incorporated a new wholly owned subsidiary, REpipeline.com, Inc., a Delaware corporation, for the purpose completing the Transaction as describe in the Agreement.

2. As to items (c), (e) and (k) of the Agreement, the Corporation has negotiated with the following creditors to issue common stock of the Corporation in exchange for forgiveness of their respective creditor's debt:

    Amount of        Amount of   Number  of
Creditor   Original Debt         Negotiated Debt          Common Shares to be Issued

See attachment 1 to this exhibit that is a financial print out of the creditor status.

3. As to item (c) of the Agreement, the Corporation has received the following advances of money in the form of shareholder loans from James T. Koo:

David Lee              $ 483,000
James T. Koo           $ 549,514

EXHIBIT 2.11
To Stock Purchase Agreement and Plan of Reorganization
Attachment 1, Accounts Payable that have agreed to Convert  to Common Shares

Category                                       Amount of Account Receivable                    Amount of Common Shares
                                                                                                                          To be Issued

ACTION WELL 580,876                                261,394
AEROCRUISE TRAVEL     3,500                                     1,575
BOWNE  OF LOS ANGELES   23,000                                  10,350
BROAD AND CAS   26,117                                  11,753
BROBECK PHOLGER     2,654                                     1,194
COOLEY, GODWARD 138,339                                  62,.253
CORTELCO  147,534                                 66,390
DAVID LEE      1,061                                        477
DUET TECHNOLOGIES   65,000                                   29,250
FEDERAL EXPRESS     1,125                                         506
GILMAN C, McMILLON   82,715                                   37,222
GLENN SHEPHERD     6,186                                      2,784
HAVERSTOCK 8 ASSOC.   18,422                                      8,290
INCREMENTAL SALES     3,589                                      1,615
INTERNATIONAL FREIGHT   13,212                                      5,945
JAMES T. KOO      5,655                                      2,545
LADAS & PARRY      9,707                                      4.368
MICHAEL HAM      3,638                                      1,637
MICROLINK    42,600                                  19,170
NOR-CAL MOVING     8,184                                      3,683
PERSON ELECTRONICS   24,297                                   10,934
RR DONNELLEY   11,602                                     5,221
SUPERIOR TEMP     3,627                                      1,632
TECHNICAL RESOURCES     1,168                                         526
US WEB      3,637                                     1,637
ZIFF-DAVIS PUBLISHING     7,929                                      3,568
Total AR                                            1,235,374                                555,919

EXHIBIT 2.11
To Stock Purchase Agreement and Plan of Reorganization
Attachment 2,  Accounts Payable that have not  agreed to Convert  to Common Shares

Category Total    Photonics
                                                                                   Trust Amount           Trust shares

Accrued for Potential Liabilities                       47,316          111,473
ACCOUNTANTS PLUS   2,986 1,344
ACI ELECTRONICS 16,753 7,539
ADC, WO 18,713 8,421
ATRONICS INTERNATIONAL    5,013 2,256
BAY ALARM                           8,666             3,900
BROWNING-FERRIS       1,090 491
BT OFFICE PRO 1,219 549
BUSINESS WIRE 1,835 826
CENTREPOINTE 2,039 917
CHASE MELLON 8,332 3,749
COMP USA 431,895  194,353
DANKA FINANCIAL 40,474 18,213
DANKAOFFICE IMAGING 5,285 2,378
DIVERSIFIED RISK 6,030 2,714
DUN & BRADSTR 4,926 2,217
EMPLOYMENT AGENCY 1,397 629
FIRST AMERICA 24,678 11,105
INNOVATIVE VANGUARD 99,630 44,834
INSIGHT ELECTRONICS 110,252 49,613
MANULIFF FINANCIAL 7,224 3,251
MERRILL CORD. 702 316
PACIFIC BELL 8,986 4,044
PITNEY BOWES 5,137  2,312
SANTA CLARA COUNTY 11,564 5,204
SHARP SERVICE 3,400 1,530
SYNOPSYS, INC 4,655 2,095
TASMAN ASSOCI 3,343 1,504
TAX COLLECTOR 7,480 3,366
TIG INSURANCE 1,299 585
TIMCO ENGINEE 2,015 907
UNITED PARCEL 1,942 874
VIEIRAS JANITORAL 2,000 900
WILSON.SONSIN 141,254 63,564
Linda Brown 3,330 1,499
Arlene Guillen 2,200 990
Total AR                                                                1,045,060 560,462

EXHIBIT 2.11
To Stock Purchase Agreement and Plan of Reorganization
                                             Attachment 3, Creditors that are not Accounts Payable
                                               that have agreed to Convert  to Common Shares

Category                                       Amount of Account Receivable                    Amount of Common Shares
                                                                                                                                        To be Issued

Richard J. Hockert, Esq.         12,000               5,400
Rosenblum Parish                                            21,457                                                9,656
Donald YU                                                       45,000                                             20,250
Sub Total Contracts                                          78,457                                              35,306

James T. Koo                                           101,663                                     45,748
Jong Guo                                               8,056                                                     3,625
Robert Chang                                             16,701                                                     7,515
Elll Tehrani                                               6,141                                                      2,763
Wen-Want Huang                                           1,235                                                          566
Sub Total Salary                                           133,796                                                 60,208

David Lee                                            483,600                                                     217,620
James Koo                                            549,514                                                     247,281
Actionwell (Pradip)                                          476,956                                                     214,630
Sub Total Shareholder Loans                       1,510,070                                                      679,531

David Lee                                              49,053                                                       22,074
CMCI (David Lee)                                           87,449                                                       39,352
James Koo                                            170,256                                                       76,615
Actionwell (Pradip)                                          111,300                                                       50,085
Total  Interest on Notes                                  418,057                                                     188,126

EXHIBIT 2.12
To Stock Purchase Agreement and Plan of Reorganization
Liens as of June 15, 2000

The Corporation has the following liens filed against it assets:

1. Type of lien:  Personal Property Tax
 Lien holder:  State of California/ Santa Clara County
 Amount of lien:  $5,444.87
 Date of lien:  November 6, 1998
 Debtor:   Photonics Corporation

2. Type of lien:  Personal Property Tax
 Lien holder:  State of California/ Santa Clara County
 Amount of lien:  $6,119.54
 Date of lien:  November 5, 1999
 Debtor:   Photonics Corporation

EXHIBIT 3.01
To Stock Purchase Agreement and Plan of Reorganization
Stock Ownership

1. REP-T does not own, directly or indirectly, any of the capital stock of any other corporation or any equity, profit sharing, participation, or other interest n any corporation, partnership, joint venture or other entity.

EXHIBIT 3.04
To Stock Purchase Agreement and Plan of Reorganization
Changes to Financial Statements as of June 15, 2000

1.  There have been no material adverse changes to its financial position, and it has not contracted for or incurred any liabilities.

EXHIBIT 3.05
 To Stock Purchase Agreement and Plan of Reorganization
Lease Obligations

1. The Company has an eighteen-month lease on its office space at 12377 Merit Drive, Dallas, Texas, at a monthly expense of $ 5.000.

2. The Company has a lease with the option to purchase of a:

Fax
Copier
Printer

EXHIBIT 3.08
To Stock Purchase Agreement and Plan of Reorganization
Consents Necessary for Approval of the Transaction

1.  There is no governmental or public body or authority required for authorization, consent or approval or permit necessary except the Securities and Exchange Commission.

EXHIBIT 3.10
 To Stock Purchase Agreement and Plan of Reorganization
Litigation

1. Except as described in 3.10, there are no legal actions or administrative proceedings or investigation instituted or to the best of the knowledge of REP-T threatened against or affecting any of the assets, or business of REP-T.

APPENDIX F
Chapter 13
GENERAL CORPORATION LAW OF CALIFORNIA
DISSENTERS RIGHTS

SECTION 1300. Right to Require Purchase-"Dissenting Shares" and "Dissenting Shareholder" Defined.

(e) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may. by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split; reverse stock split or share dividend which becomes effective thereafter.

(f) As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:

(1) Which were not immediately prior to the reorganization or short-form merger either (i) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (ii) listed on the list of OTC margin stocks issued by the Board of Governors of the Federal Reserve System, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in clause (i) or (ii) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.

(2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (i) were not voted in favor of the reorganization or, (ii) if described in clause (i) or (ii) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, ho, ever, that clause (i) rather than clause (ii) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

(3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.

(4) Which the dissenting shareholder has submitted for endorsement, in accordance with Section 1302.

(g) As used in this chapter, "dissenting shareholder" means the record holder of dissenting shares and includes a transferee of record.

SECTION 1301. Demand for Purchase.

(a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under Section 1309.

(b) Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

(c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

SECTION 1302. Endorsement of Shares.

Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section I 110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities. the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

SECTION 1303. Agreed Price -Time for Payment.

(a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the Agreement. Any agreements fixing the fair market value of an) dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.

(b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory. or contractual conditions to the reorganization are satisfied, whichever is later. and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by Agreement.

SECTION 1304. Dissenter's Action to Enforce Payment.

(a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section I 110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper count) praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in and action pending on such a complaint.
(b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendant, in any such action and two or more such actions may be consolidated. On the trial of the action. the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue. the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

SECTION 1305. Appraiser's Report - Payment - Costs.

(a) If the court appoints an appraiser or appraisers, they shall proceed forthwith to determine the fair market value per share. Within the time fixed by the court, the appraisers, or a majority of them, shall make and file a report in the office of the clerk of the court. Thereupon, on the motion of any party, the report shall be submitted to the court and considered on such evidence as the court considers relevant. If the court finds the report reasonable, the court may confirm it.

(b) If a majority of the appraisers appointed fail to make and file a report within 10 days from the date of their appointment or within such further time as may be allowed by the court or the report is not confirmed by the court, the court shall determine the fair market value of the dissenting shares.

(c) Subject to the provisions of Section 1306, judgment shall be rendered against the corporation for payment of an amount equal to the fair market value of each dissenting share multiplied by the number of dissenting shares which any dissenting shareholder who is a party, or who has intervened, is entitled to require the corporation to purchase. with interest thereon at the legal rate from the date on which judgment was entered.

(d) Any such judgment shall be payable forthwith with respect to uncertificated securities and, with respect to certificated securities, only upon the endorsement and delivery to the corporation of the certificates for the shares described in the judgment. Any party may appeal from the judgment.

(e) The costs of the action, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable, but, if the appraisal exceeds the price offered by the corporation. the corporation shall pay the costs (including in the discretion of the court attorneys' fees, fees of expert witnesses and interest at the legal rate on judgments from the date of compliance with Sections 1300, 1301 and 1302 if the value awarded by the court for the shares is more than 125 percent of the price offered by the corporation under subdivision (a) of Section 1301).

SECTION 1306. Dissenting Shareholder's Status as Creditor.

To the extent that the provisions of Chapter 5 prevent the payment to any holders of dissenting shares of their fair market value, they shall become creditors of the corporation for the amount thereof together with interest at the legal rate on judgments until the date of payment, but subordinate to all other creditors in any liquidation proceeding. such debt to be payable when permissible under the provisions of Chapter 5.

SECTION 1307. Dividends Paid as Credit Against Payment.

Cash dividends declared and paid by the corporation upon the dissenting shares after the date of approval of the reorganization by the outstanding shares (Section 152) and prior to payment for the shares by the corporation shall be credited against the total amount to be paid by the corporation therefor.

SECTION 1308. Continuing Rights and Privileges of Dissenting Shareholders.

Except as expressly limited in this chapter, holders of dissenting shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A dissenting shareholder may not withdraw a demand for payment unless the corporation consents thereto.

SECTION 1309. Termination of Dissenting Shareholder Status.

Dissenting shares lose their status as dissenting shares and the holders thereof cease to be dissenting shareholders and cease to be entitled to require the corporation to purchase their shares upon the happening of any of the following:

(a) The corporation abandons the reorganization. Upon abandonment of the reorganization, the corporation shall pay on demand to any dissenting shareholder who has initiated proceedings in good faith under this chapter all necessary expenses incurred in such proceedings and reasonable attorneys' fees.

(b) The shares are transferred prior to their submission for endorsement in accordance with Section 1302 or are surrendered for conversion into shares of another class in accordance with the articles.

(b) The dissenting shareholder and the corporation do not agree upon the status of the shares as dissenting shares or upon the purchase price of the shares, and neither files a complaint or intervenes in a pending action as provided in Section 1304, within six months after the date on which notice of the approval by the outstanding shares or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

(d) The dissenting shareholder, with the consent of the corporation, withdraws the shareholder's demand for purchase of the dissenting shares.

SECTION 1310. Suspension of Proceedings for Payment Pending Litigation.

If litigation is instituted to test the sufficiency or regularity of the votes of the shareholders in authorizing a reorganization, any proceedings under Sections 1304 and 1305 shall be suspended until final determination of such litigation.

SECTION 1311. Exempt Shares.

This chapter, except Section 1312, does not apply to classes of shares whose terms and provisions specifically set forth the amount to be paid in respect to such shares in the event of a reorganization or merger.

SECTION 1312. Attacking Validity of Reorganization or Merger.

(a) No shareholder of a corporation who has a right under this chapter to demand payment of cash for the shares held by the shareholder shall have any right at law or in equity to attack the validity of the reorganization or short-form merger, or to have the reorganization or short-form merger set aside or rescinded, except in an action to test whether the number of shares required to authorize or approve the reorganization have been legally voted in favor thereof; but any holder of shares of a class whose terms and provisions specifically set forth the amount to be paid in respect to them in the event of a reorganization or short-form merger is entitled to payment in accordance with those terms and provisions or, if the principal terms of the reorganization are approved pursuant to subdivision (b) of Section 1202, is entitled to payment in accordance with the terms and provisions of the approved reorganization.

(b) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger. subdivision (a) shall not apply to any shareholder of such party who has not demanded payment of cash for such shareholder's shares pursuant to this chapter; but if the shareholder institutes any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded. the shareholder shall not thereafter have any right to demand payment of cash for the shareholder's shares pursuant to this chapter. The court in any action attacking the validity of the reorganization or short form merger or to have the reorganization or short-form merger set aside or rescinded shall not restrain or enjoin the consummation of the transaction except upon 10 days' prior notice to the corporation and upon a determination by the court that clearly no other remedy will adequately protect the complaining shareholder or the class of shareholders of which such shareholder is a member.

(c) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, in any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded. (1) a party to a reorganization or short-form merger which controls another party to the reorganization or short-form merger shall have the burden of proving that the transaction is just and reasonable as to the shareholders of the controlled part. and (2) a person who controls two or more parties to a reorganization shall have the burden of proving that the transaction is just and reasonable a. to the shareholder, of an\ party so controlled.

APPENDIX G
General Settlement Agreement
With
PHOX and its Debt Holders

This agreement  is made and entered into as of the date last written below by and between Photonics Corporation, d/b/a DTC Data Technology (PHOX), whose address is 1222 Alderwood Ave., Sunnyvale, CA 94089 and  company's full name                                              ( "Creditor"), whose address is

Whereas, PHOX and Creditor  acknowledge a certain unsecured indebtedness (the "Debt") in the amount of $                            , owed by PHOX and payable to Creditor, which Debt includes all debts owed by PHOX to Creditor through the date of this agreement; and

Whereas, PHOX is unable to make payment on the Debt  and is seeking an alternative method to settle the Debt with the Creditor ; and

Whereas, PHOX has a merger suitor (RealEstate4Sale.com, Inc. 'RE4S'), who has agreed in principal to be acquired as the principal business of PHOX, subject to all  creditors and a majority of shareholders approving the terms of the reorganization and acquisition.

Now, therefore, for and in consideration of the mutual promises and conditions contained in this agreement and for valuable consideration, the receipt and adequacy of which is hereby acknowledged and confessed, the parties hereto agree as follows:

1.0  Conversion of Debt.  The parties agree that the Debt shall  be converted to and replaced by shares of common voting stock of the Company  issued by PHOX to Creditor  under the following terms:

a)  Each $1.00 of the Debt shall be converted to and replaced by .45 shares of common voting stock (which have maintained an average price of $1.00 from March 1, 2000 through March 31, 2000);

b)  PHOX shall be required to register the shares that it issues to Creditor and shall use its best efforts to effect such registration within three months of the date of the issuance of the shares;

2.0  Sale of DTC operating division.  Creditor hereby approves, subject to PHOX shareholder and board of directors approval, PHOX management's plan to transfer all assets of DTC to, Sunnyvale Technologies Corporation,  a newly formed subsidiary corporation.  PHOX management intends to seek a buyer for Sunnyvale Technologies Corporation.  The transfer of assets and sale of Sunnyvale Technologies Corporation is a condition to the merger with Real Estate 4 Sale.com.  The net proceeds of  the sale of Sunnyvale Technologies Corporation, after all legal and auditing costs related to the sale and the merger, shall be distributed to Creditor and all other debt holders equally, based on the original amount of unsecured debt held by each creditor, prior to the planned reorganization of PHOX debt.  The failure of a sale of Sunnyvale Technologies Corporation shall not effect the validity of this agreement or the shares of common voting stock issued to Creditor.

3.0  Approval of Shareholders of PHOX.   Should PHOX not secure initial approval of the plan of reorganization from a majority of shareholders and from 85% (calculated by debt amount) of all debt held by PHOX debt holders (or such lesser percentage if approved by RE4S to complete the planned acquisition of RE4S), within 15 days of the approval of the agreement herein, PHOX may, by written notice within such 15 days rescind this agreement;

4.0  Risk of Securities.  Creditor does herein acknowledge that it is familiar with the risk associated with public securities, has experience in such matters and is classified as an accredited investor (as is defined by local, state and federal securities laws).

5.0  Decision based on status as unsecured Creditor.  Creditor acknowledges that the acceptance of the agreement herein is based exclusively upon the premise that the alternative is for Creditor to be considered an unsecured creditor under the terms of a Chapter VII bankruptcy liquidation of PHOX.   Creditor is not using the business plan or anticipated performance of RE4S's as an entity of PHOX as a basis for its acceptance of the agreement herein.

6.0  RE4S Controlling Shareholders.  Creditor acknowledges that RE4S, upon approval of the reorganization and acquisition by shareholders and debt holders of reorganization of debt, shall be issued sufficient shares of PHOX to reflect that the current shareholders of RE4S will own 85% of the common voting shares of PHOX.  Additionally, Creditor is aware that the acquisition of RE4S may be consummated in part as long as such part is in excess of 95% of RE4S.

7.0  Insider Funding of PHOX.  Creditor acknowledges herein that it is aware that former insiders of PHOX, through personal cash contributions to support PHOX, now represent approximately $2 million of the $3.6 million of total debt owed by PHOX to its creditors.  It is also recognized by Creditor that such insiders have in various capacities been working for or advising the direction of  PHOX for many months for no pay or any other form of compensation and continuing to place their own capital in PHOX, in a effort to benefit debt and shareholders.

8.0  Compliance with laws.  The transaction herein contemplated, shall comply with all local, state, federal and applicable securities laws.

9.0  Entire Agreement.  This Agreement contains the entire agreement between the parties, and no promise, representation, warranty to covenant not included in this Agreement or any such referenced agreements has been or is relied upon by either party.  Furthermore,  no party has made any representations, warranties or covenants to any other party concerning any tax benefits or tax treatment which may accrue or be given to any other party in connection with the transactions contemplated hereby.  Each party has been advised by legal counsel in the drafting of this document and has relied upon its own examination of the full Agreement and the provisions thereof, the counsel of its own advisors, and the warranties, representations and covenants expressly contained in this Agreement itself.  No modification or amendment of this Agreement shall be of any force or effect unless made in writing and executed by both PHOX and Creditor.

10.0 Counterparts. This Agreement may be executed in any number of counterparts which together shall constitute the agreement of the parties.  Facsimile copies of this document may be treated as originals for all purposes when sent and received in the ordinary course of  business.  The article headings herein contained are for purposes of identification only and shall not be considered in construing this Agreement.

11.0 Successors and Assigns.  This Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, personal representatives, successors and assigns whenever the context so requires or admits

12.0  Partial Invalidity.  Any provision of this agreement which is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of that provision in any other jurisdiction.

13.0  Arbitration.  Any controversy or claim arising out of or relating to this agreement or the breach thereof which is not amicably settled between the parties shall be settled by arbitration in accordance with the rules then in existence by the American Arbitration Association with hearings to take place in Dallas, Texas.  Any award made may include all arbitration costs, attorneys fees, and other charges and damages deemed fair by the arbitrator(s).

IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date last written hereinbelow.

Creditor                                    Photonics Corporation,

__________________________   ________________________
By:       By: James T. Koo, authorized representative

Date:________     Date:________

APPENDIX  G
Attachment 1
Accounts Payable that have agreed to Convert  to Common Shares

Category                                Amount of Account Receivable   Amount of Common Shares
                                                       To be Issued
ACTION WELL                                80,876       261,394
AEROCRUISE TRAVEL                           3,500         1,575
BOWNE  OF LOS ANGELES                      23,000        10,350
BROAD AND CAS                              26,117        11,753
BROBECK PHOLGER                             2,654         1,194
COOLEY, GODWARD                           138,339        62,253
CORTELCO                                  147,534        66,390
DAVID LEE                                   1,061           477
DUET TECHNOLOGIES                          65,000        29,250
FEDERAL EXPRESS                             1,125           506
GILMAN C, McMILLON                         82,715        37,222
GLENN SHEPHERD                              6,186         2,784
HAVERSTOCK 8 ASSOC.                        18,422         8,290
INCREMENTAL SALES                           3,589         1,615
INTERNATIONAL FREIGHT                      13,212         5,945
JAMES T. KOO                                5,655         2,545
LADAS & PARRY                               9,707         4.368
MICHAEL HAM                                 3,638         1,637
MICROLINK                                  42,600        19,170
NOR-CAL MOVING                              8,184         3,683
PERSON ELECTRONICS                         24,297        10,934
RR DONNELLEY                               11,602         5,221
SUPERIOR TEMP                               3,627         1,632
TECHNICAL RESOURCES                         1,168           526
US WEB                                      3,637         1,637
ZIFF-DAVIS PUBLISHING                       7,929         3,568
Total AR                                1,235,374       555,919

Creditors that are not Accounts Payable that have agreed to Convert  to Common Shares

Category                                         Amount of Account Receivable            Amount of   Common Shares
                                                                                             To be Issued

Richard J. Hockert, Esq.                 12,000            5,400
Rosenblum Parish                         21,457            9,656
Donald YU                                45,000           20,250
Sub Total Contracts                      78,457           35,306
James T. Koo                            101,663           45,748
Jong Guo                                  8,056            3,625
Robert Chang                             16,701            7,515
Elll Tehrani                              6,141            2,763
Wen-Want Huang                            1,235              566
Sub Total Salary                        290,710          130,829

David Lee                               483,600          217,620
James Koo                               295,014          132,756
Actionwell (Pradip)                     476,956          214,630
Sub Total Shareholder Loans           1,255,570          565,066

David Lee                                49,053           22,074
CMCI (David Lee)                         87,449           39,352
James Koo                               170,256           76,615
Actionwell (Pradip)                     111,300           50,085
Total  Interest on Notes                418,057          188,126

James T. Koo Preferred share
conversion Adjustment                   245,500           245,500

 Accounts Payable that represent disputed payables
The Company will set aside 2,090,120 shares as a reserve against the following items.

      Category                                        Amount Payable

ACCOUNTANTS PLUS                                             2,986
ACI ELECTRONICS                                             16,753
ADC, WO                                                     18,713
ATRONICS INTERNATIONAL                                      5,013
BAY ALARM                                                    8,666
BROWNING-FERRIS                                              1,090
BT OFFICE PRO                                                1,219
BUSINESS WIRE                                                1,835
CENTREPOINTE                                                 2,039
CHASE MELLON                                                 8,332
COMP USA                                                   431,895
DANKA FINANCIAL                                             40,474
DANKA OFFICE IMAGING                                         5,285
DIVERSIFIED RISK                                             6,030
DUN & BRADSTREET                                             4,926
EMPLOYMENT AGENCY                                            1,397
FIRST AMERICA                                               24,678
INNOVATIVE VANGUARD                                         99,630
INSIGHT ELECTRONICS                                       110,252
MANULIFF FINANCIAL                                           7,224
MERRILL CORD.                                                  702
PACIFIC BELL                                                 8,986
PITNEY BOWES                                                 5,137
SANTA CLARA COUNTY                                          11,564
SHARP SERVICE                                                3,400
SYNOPSYS, INC                                                4,655
TASMAN ASSOCI                                                3,343
TAX COLLECTOR                                                7,480
TIG INSURANCE                                                1,299
TIMCO ENGINEE                                                2,015
UNITED PARCEL                                                1,942
VIEIRAS JANITORAL                                            2,000
WILSON.SONSIN                                              141,254
Linda Brown                                                  3,330
Arlene Guillen                                               2,200
Total AR                                                 1,045,060

APPENDIX H
Sunnyvale Technology Corporation Asset List

DECSR          Category    GROSS QTY    COST  LAST6M SALES  RESERVE  NET QTY   NetCost
Bakers Rack         f      1     100                 0      1  100.00
Chairs              f     15      10                 0     15  150.00
Conference Table    f      2     100                 0      2  200.00
Desks               f      6      25                 0      6  150.00
Fax Machine         f      2     100                 0      2  200.00
File Cab.           f     21      20                 0     21  420.00
ITT phone sys       f      1     200                 0      1  200.00
Paintings           f      5      20                 0      5  100.00
Pers. Computers     f      4     200                 0      4  800.00
Phones              f      5      25                 0      5  125.00
Printers            f      5      50                 0      5  250.00
Safe                f      1     100                 0      1  100.00
Servers             f      3     300                 0      3  900.00
Toshiba Copier      f      1     200                 0      1  200.00
Typerwriter         f      1      50                 0      1   50.00
Typing Tables       f      2      20                 0      2   40.00
TOTAL FIXED ASST                                               3985.00

1138 retail         I      0      15                 0      0    0.00
1138D RETAIL        i      0   23.94        -10      0      0    0.00
1181 ISA BIOS       i      0    6.63         72      0      0    0.00
1181Y2K             i      0    7.53       5934      0      0    0.00
2130D DUAL PO       i      0    7.66        -80      0      0    0.00
2183E RETAIL        i      0    3.30                 0      0    0.00
2183H PCB,ASY       i  13400    2.78        307  13100    300  834.75
2278E PCB ASY       i   2720   11.96       -289   2720      0    0.00
2278E USING 2       i    101   12.54          0    101      0    0.00
2278EB SMC PC       i    475   22.25        -39    475      0    0.00
2278EB WINBON       i   1530   12.05          0   1530      0    0.00
2278EB-Y2K          i      0   12.95        -26      0      0    0.00
2280 2-CHIP W       i      0    7.87          0      0      0    0.00
2280 HMC ACTI       i   1215    5.78       1396      0   1215 7022.70
2280 KIT USIN       i     72    5.78          0      0     72  415.87
2280E W/16550       i      0   11.35        129      0      0    0.00
3130B board         i     77   37.98          0     77      0    0.00
3130B PCI TO        i   1189   37.98        216    989    200 7595.30
3130B U20           i     14   63.21          0     14      0    0.00
3130BW-ULTRA4       i     22   65.21         18     22      0    0.00
3510A PCB,ASY       i    300    3.41        609      0    300 1022.79
3510A RETAIL        i     63    8.33          0      0     63  524.57
3520A brd           i     67   10.31          0     67      0    0.00
3520A RETAIL        i   2650   12.88        525   2150    500 6441.35
DTC 1187 I/O        i      0    9.40          0      0      0    0.00
DTC HARDCOPY        i     10   85.39        -25     10      0    0.00
EIDE ULTIMA P       i      0   12.18        201      0      0    0.00
EIDE ULTIMA P       i      0   11.65                 0      0    0.00
EIDE ULTIMA PY2K    i      0   12.03         55      0      0    0.00
EIDE ULTIMA R       i    867    6.02        -56    867      0    0.00
PARALLEL EXPR       i      0    5.51                 0      0    0.00
ULTIMA PRO-Y2       i      0   12.03                 0      0    0.00
ULTIMA-Y2K          i      0    7.14                 0      0    0.00
TOTAL INVENTORY                                               23857.33

Total assets                                                  27842.33

APPENDIX I

CERTIFICATE OF SECRETARY

 At a meeting of the Directors of Photonics Corporation held at the offices of the company  and by telephone, duly called and held on June 21, 1999, a quorum being present, it was on motion RESOLVED THAT :

1. All employees be laid off and the operations of the Company be shut down in an orderly fashion;
2. James T. Koo is appointed as the Managing Consultant, at no pay, for the Company to sell the Company or to orderly shut down the Company and sell it's assets;
3. A form 8K filing should be made with the SEC to reflect the actions of the board of directors;

and, for the purpose aforesaid James T. Koo is authorized to execute on behalf of the Company, all such conveyance, transfers and other documents as the said person may deem advisable, and to affix thereto the Corporate Seal of the Company and to attest the same by his signature as an Officer of the Company, and to deliver the said documents as an Act and Deed of the Company.

 I, James T. Koo, Chief Executive Officer and attorney-in-fact for the Secretary of the above Company DO CERTIFY that the above is a true copy from the minutes of said Meeting of the Board  of Directors and a true copy of the whole of said Resolution and that said Resolution is in full force and effect as of the date hereof.

SIGNED AND SEALED as of the 21st day of June, 1999.

I hereby certify that I am the              ___/s/________________
sole signing officer.     James T. Koo, Attorney-in-Fact for
       the Secretary

___/s/_______________________
James T. Koo

          SEAL

APPENDIX J

INDEMNIFICATION AGREEMENT

    This Indemnification Agreement ("Agreement") is made as of ____________ , by  and between Photonics Corporation, a California corporation (the "Company"), and James T. Koo               ("Indemnitee").

RECITALS

     The Company and Indemnitee recognize the increasing difficulty in obtaining directors' and  officers' liability insurance in order to adequately protect officers, directors and consultants of the Company, the increases in the cost of such insurance and the general reductions in the coverage of such insurance.

    The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.

    Indemnitee does not regard the current protection available as adequate under the present circumstances and the Company is willing to provide to Indemnitee additional protection.

     The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers, directors and consultants of the Company and to indemnify them so as to provide them with the maximum protection permitted by law.

AGREEMENT

    In consideration of the mutual promises made in this Agreement, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Company and Indemnitee hereby agree as follows:

1.  INDEMNIFICATION.

           (a)  GENERAL AGREEMENT.  The Company shall indemnify Indemnitee if  Indemnitee is or was a party to or witness or other participant in, or is  threatened to be made a party to or witness or other participant to any  threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of  the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other  enterprise, against expenses (including attorneys' fees and costs), judgments, fines, any interest, assessments, and other charges and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and     reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

         (b)  MANDATORY PAYMENT OF EXPENSES.  To the extent that Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Subsection (a) of this Section 1 or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith.

     2.  NO EMPLOYMENT RIGHTS.  Nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment.

    3.  EXPENSES; INDEMNIFICATION PROCEDURE.

           (a)  ADVANCEMENT OF EXPENSES.  Subject to the terms and conditions of this Agreement, the Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referenced in Section 1(a) hereof (including amounts actually paid in settlement of any such action, suit or proceeding). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. Any advances made hereunder shall be paid by the Company to Indemnitee within twenty (20) days following delivery of a written request therefor by Indemnitee to the Company.

        (b)  NOTICE/COOPERATION BY INDEMNITEE.  Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received three (3) business days after the date postmarked if sent by domestic certified or registered mail, properly addressed, otherwise notice shall be deemed received when such notice shall actually be received by the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

         (c)  PROCEDURE.  Any indemnification and advances provided for in Section 1 shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company's Certificate of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company within forty-five (45) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 13 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses    (including attorneys' fees and interest, at the Bank of America prime rate in effect on the date of Indemnitee's written request, on the unpaid amount of the claim) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed. Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 3(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

        (d)  NOTICE TO INSURERS.  If, at the time of the receipt of a notice of a claim pursuant to Section 3(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

        (e)  SELECTION OF COUNSEL.  In the event the Company shall be obligated under Section 3(a) hereof to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his or her counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

        (f) CHANGE OF CONTROL OF THE COMPANY.   (i)  A Change in Control shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the total voting power represented by the Company's then outstanding voting securities or (B) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board, or (C) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (D) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets.

            (ii)  With respect to all matters arising after a Change in Control (other than a Change in Control approved by a majority of the directors on the Board who were directors immediately prior to such Change in Control) concerning the rights of Indemnitee to indemnity payments and advancement of expenses under this Agreement, the Company shall seek legal advice only from independent counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld) (the "Independent Counsel"), and who has not otherwise performed services for the Company or the Indemnitee (other than in connection with indemnification matters)within the last five years. The Independent Counsel shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee should be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Counsel and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities, loss, and damages arising out of or relating to this Agreement or the engagement of Independent Counsel pursuant hereto.

        (g)  ESTABLISHMENT OF TRUST.  In the event of a Change in Control (other than a Change in Control approved by a majority of the directors on the Board who were directors immediately prior to such Change in Control) the Company shall, upon written request by Indemnitee, create a trust for the benefit of the Indemnitee and from time to time upon written request of Indemnitee shall fund the trust in an amount sufficient to satisfy any and all expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for, participating in, and/or defending any proceeding relating to any indemnifiable event covered herein. The amount or amounts to be deposited in the trust pursuant to the foregoing funding obligation shall be determined by the Independent Counsel. The terms of the trust shall provide that (i) the trust shall not be revoked or the principal thereof invaded without the written consent of the Indemnitee, (ii) the trustee shall advance, within ten business days of a request by the Indemnitee, any and all expenses to the Indemnitee (and the Indemnitee hereby agrees to reimburse the trust under the same circumstances for which the Indemnitee would be required to reimburse the Company under Section 3(a) of this Agreement), (iii) the trust shall continue to be funded by the Company in accordance with the funding obligation set forth above, (iv) the trustee shall promptly pay to the Indemnitee all amounts for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in the trust shall revert to the Company upon a final determination by the Independent Counsel or a court of competent jurisdiction, as the case may be, that the Indemnitee has been fully indemnified under the terms of this Agreement. The trustee shall be chosen by the Indemnitee. Nothing in this Section 3(g) shall relieve the Company of any of its obligations under this Agreement. All income earned on the assets held in the trust shall be reported as income by the Company for federal, state, local, and foreign tax purposes. The Company shall pay all costs of establishing and maintaining the trust and shall indemnify the trustee against any and all expenses (including attorneys' fees), claims, liabilities, loss, and damages arising out of or relating to this Agreement or the establishment and maintenance of the trust.

    4.  ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

        (a)  SCOPE.  Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change in any applicable law, statute or rule which narrows the right of a California corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

        (b)  NONEXCLUSIVITY.  The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested members of the Company's Board of Directors, the California Corporations Code, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he or she may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding.

    5.  PARTIAL INDEMNIFICATION.  If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him or her in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

    6.  MUTUAL ACKNOWLEDGMENT.  Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

    7.  OFFICER AND DIRECTOR LIABILITY INSURANCE.  The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. Notwithstanding the foregoing, the Company shall have no obligation to obtain or  maintain such insurance if the Company determines in good faith that such insurance is not necessary or is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company. However, the Company's decision whether or not to adopt and maintain such insurance shall not affect in any way its obligations to indemnify its officers and directors under this Agreement or otherwise. In all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers or consultants, if Indemnitee is not a director of the Company, but is an officer; consultant or one of the Company's key employees.

    8.  SEVERABILITY.  Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

    9.  EXCEPTIONS.  Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

        (a)  CLAIMS INITIATED BY INDEMNITEE.  To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law, but such indemnification or advancement of expenses may be    provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit.

        (b)  LACK OF GOOD FAITH.  To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous.

        (c)  INSURED CLAIMS.  To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) to the extent such expenses or liabilities have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company.

        (d)  CLAIMS UNDER SECTION 16(b).  To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     10.  CONSTRUCTION OF CERTAIN PHRASES.

        (a) For purposes of this Agreement, references to the "COMPANY" shall include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a    director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

        (b) For purposes of this Agreement, references to "OTHER ENTERPRISES", shall include employee benefit plans; references to "FINES" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "SERVING AT THE REQUEST OF THE COMPANY" shall include any service as a director, officer, consultant, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "NOT OPPOSED TO THE BEST INTERESTS OF THE COMPANY" as referred to in this Agreement.

     11.  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

     12.  ATTORNEYS' FEES.  In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expense, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action. The Company hereby consents to service of process and to appear in any such action. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees and costs, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action).

     13.  NOTICE.  All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

    14.  CONSENT TO JURISDICTION.  The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of California.

    15.  CHOICE OF LAW.  This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of California, as applied to contracts between California residents entered into and to be performed entirely within California.

    16.  MODIFICATION.  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. All prior negotiations, agreements and understandings between parties with respect thereto are superseded hereby. This Agreement may not be modified or amended except by an instrument in writing signed by or on behalf of the parties hereto.

    17.   COMMENCEMENT DATE AND TERM.  This Agreement shall be effective as to all acts of Indemnitee commencing as of June 1, 1999 and shall continue in effect until such time as either Indemnitee shall terminate his engagement as management consultant to the Company or the Company shall terminate Indemnitee as management consultant to the Company, whichever occurs earlier.  In the event of termination of this Agreement,  Indemnitee shall continue to be fully entitled to and receive the benefits of this Agreement relating to any cause, claim or action as defined in Section 1 hereinabove that arose, commenced  or occurred during the term of this Agreement notwithstanding whether the claim relating to such action as defined in Section 1 hereinabove is made during the term of this Agreement or following the termination of this Agreement.

     The parties hereto have executed this Agreement as of the day and year set forth on the first page of this Agreement.

PHOTONICS CORPORATION INC.

By:
      -----------------------------------
Title:
         ---------------------------------

Address:

AGREED TO AND ACCEPTED:
INDEMNITEE:

- --------------------------------------
James T. Koo
Address: